                                                                    EXHIBIT 10.2
                                                            [CONFORMED COPY with
                                                  EXHIBIT C, ANNEX D THERETO and
                                                EXHIBIT D CONFORMED AS EXECUTED]

================================================================================


                                     CHASE

                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT

                                  dated as of

                                 JUNE 30, 1999

                                     among

                          WYNDHAM INTERNATIONAL, INC.,


                           The Lenders Party Hereto,


                      BEAR STEARNS CORPORATE LENDING INC.
                     as Co-Arranger and Syndication Agent,

                             BANKERS TRUST COMPANY,
                              as Syndication Agent

                                      and

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent


                                  $650,000,000


                             CHASE SECURITIES INC.,
                       as Lead Arranger and Book Manager


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                 Page
                                                                                                 ----
ARTICLE I

             Definitions.......................................................................     1

     SECTION 1.01  Defined Terms...............................................................     1
     SECTION 1.02  Classification of Loans and Borrowings......................................    27
     SECTION 1.03  Terms Generally.............................................................    27

ARTICLE II

             The Credits.......................................................................    27

     SECTION 2.01  Commitments.................................................................    27
     SECTION 2.02  Loans and Borrowings........................................................    27
     SECTION 2.03  Requests for Borrowings.....................................................    28
     SECTION 2.04  Funding of Borrowings.......................................................    29
     SECTION 2.05  Interest Elections..........................................................    29
     SECTION 2.06  Evidence of Debt............................................................    30
     SECTION 2.07  Termination of Commitments..................................................    31
     SECTION 2.08  Prepayment of Loans.........................................................    31
     SECTION 2.09  Mandatory Applications and Prepayments......................................    31
     SECTION 2.10  Interest; Fees..............................................................    33
     SECTION 2.11  Alternate Interest..........................................................    33
     SECTION 2.12  Increased Costs.............................................................    34
     SECTION 2.13  Break Funding Payments......................................................    35
     SECTION 2.14  Taxes.......................................................................    36
     SECTION 2.15  Payments Generally; Pro Rata Treatment; Sharing of Set-offs.................    36
     SECTION 2.16  Mitigation Obligations, Replacement of Lenders..............................    38

ARTICLE III

             Representations and Warranties....................................................    38

     SECTION 3.01  Financial Condition.........................................................    39
     SECTION 3.02  No Change...................................................................    39
     SECTION 3.03  Company Existence; Compliance with Law......................................    39
     SECTION 3.04  Company Power; Authorization; Enforceable Obligations.......................    40
     SECTION 3.05  No Violation................................................................    40
     SECTION 3.06  Litigation..................................................................    40
     SECTION 3.07  No Default..................................................................    41
     SECTION 3.08  Intellectual Property.......................................................    41
     SECTION 3.09  Taxes.......................................................................    41
     SECTION 3.10  Federal Regulations.........................................................    41

                                      (i)



     SECTION 3.11  Labor Matters...............................................................    41
     SECTION 3.12  ERISA.......................................................................    42
     SECTION 3.13  Investment Company Act; Other Regulations...................................    42
     SECTION 3.14  Public Utility Holding Company Act..........................................    42
     SECTION 3.15  Subsidiaries; Joint Ventures................................................    42
     SECTION 3.16  Use of Proceeds; Margin Regulations.........................................    43
     SECTION 3.17  Hotels......................................................................    43
     SECTION 3.18  Environmental Matters.......................................................    44
     SECTION 3.19  Accuracy of Information, etc................................................    45
     SECTION 3.20  Security Documents..........................................................    45
     SECTION 3.21  Solvency....................................................................    46
     SECTION 3.22  Existing Indebtedness.......................................................    46
     SECTION 3.23  Year 2000 Matters...........................................................    46
     SECTION 3.24  Transaction.................................................................    46

ARTICLE IV

             Conditions Precedent..............................................................    47

     SECTION 4.01  Conditions to Initial Loan..................................................    47

ARTICLE V

             Affirmative Covenants.............................................................    49

     SECTION 5.01  Financial Statements........................................................    49
     SECTION 5.02  Certificates; Other Information.............................................    50
     SECTION 5.03  Payment of Obligations......................................................    51
     SECTION 5.04  Maintenance of Existence; Compliance........................................    52
     SECTION 5.05  Maintenance of Property; Insurance..........................................    52
     SECTION 5.06  Inspection of Property; Books and Records; Discussions......................    52
     SECTION 5.07  Notices.....................................................................    52
     SECTION 5.08  Environmental Laws..........................................................    53
     SECTION 5.09  Additional Collateral; New Subsidiaries, etc................................    53
     SECTION 5.10  Year 2000 Compliance........................................................    54
     SECTION 5.11 Maintenance of Separateness..................................................    55
     SECTION 5.12  Registration Rights Agreement...............................................    55

ARTICLE VI

             Negative Covenants................................................................    56

     SECTION 6.01  Financial Covenants.........................................................    56
     SECTION 6.02  Indebtedness................................................................    57
     SECTION 6.03  Liens.......................................................................    59
     SECTION 6.04  Fundamental Changes.........................................................    61
     SECTION 6.05  Disposition of Assets or Equity Ownership Interests.........................    62

                                     (ii)



     SECTION 6.06  Investments.................................................................    63
     SECTION 6.07  Dividends...................................................................    64
     SECTION 6.08  Payments and Modifications of Certain Debt Instruments and Preferred Stock..    65
     SECTION 6.09  Transactions with Affiliates................................................    66
     SECTION 6.10  Clauses Restricting Subsidiary Distributions................................    66
     SECTION 6.11  Changes in Fiscal Periods...................................................    67
     SECTION 6.12  Negative Pledge Clauses.....................................................    67
     SECTION 6.13  Lines of Business...........................................................    67
     SECTION 6.14  Subsidiary Stock............................................................    67
     SECTION 6.15  Derivatives Obligations.....................................................    67

ARTICLE VII

             Events of Default.................................................................    68

     SECTION 7.01  Payments....................................................................    68
     SECTION 7.02  Representations, etc........................................................    68
     SECTION 7.03  Covenants...................................................................    68
     SECTION 7.04  Default Under Other Agreements..............................................    68
     SECTION 7.05  Bankruptcy, etc.............................................................    69
     SECTION 7.06  ERISA.......................................................................    69
     SECTION 7.07  Judgments...................................................................    70
     SECTION 7.08  Security Documents..........................................................    70
     SECTION 7.09  Change of Control...........................................................    70

ARTICLE VIII

             The Administrative Agent..........................................................    70

     SECTION 8.01  Appointment.................................................................    70
     SECTION 8.02  The Administrative Agent in its Individual Capacity.........................    71
     SECTION 8.03  Nature of Duties............................................................    71
     SECTION 8.04  Reliance....................................................................    71
     SECTION 8.05  Resignation or Removal of the Administrative Agent..........................    72
     SECTION 8.06  Lack of Reliance on the Administrative Agent................................    72
     SECTION 8.07  Certain Rights of the Administrative Agent..................................    72
     SECTION 8.08  Indemnification.............................................................    73
     SECTION 8.09  Other Agents................................................................    73

ARTICLE IX

             Miscellaneous.....................................................................    73

     SECTION 9.01  Notices.....................................................................    73
     SECTION 9.02  Waivers; Amendments.........................................................    74

                                     (iii)


     SECTION 9.03  Expenses; Indemnity; Damage Waiver..........................................    75
     SECTION 9.04  Successors and Assigns......................................................    76
     SECTION 9.05  Survival....................................................................    78
     SECTION 9.06  Counterparts................................................................    79
     SECTION 9.07  Severability................................................................    79
     SECTION 9.08  Right of Setoff.............................................................    79
     SECTION 9.09  Governing Law, Jurisdiction; Consent to Service of Process..................    79
     SECTION 9.10  WAIVER OF JURY TRIAL........................................................    80
     SECTION 9.11  Headings....................................................................    80
     SECTION 9.12  Confidentiality.............................................................    80
     SECTION 9.13  Effectiveness...............................................................    81
     SECTION 9.14  Domicile of Loans...........................................................    81
     SECTION 9.15  Calculations; Computations..................................................    81


                                     (iv)

SCHEDULES

Schedule I   -      Approved Procurement Savings
Schedule II  -      Certain Non-Core Assets
Schedule III -      Commitments
Schedule IV   -    Sponsors
Schedule V    -    Subsidiaries; Joint Ventures and Equity Ownership Interests
Schedule VI   -    Unrestricted Assets and Unrestricted Subsidiaries
Schedule VII  -    Existing Letters of Credit
Schedule VIII -    Consents
Schedule IX   -    Litigation
Schedule X    -    Real Property; Hotels
Schedule XI   -    Existing Indebtedness
Schedule XII  -    Investments
Schedule XIII -    Existing Restrictions on Subsidiaries


EXHIBITS

Exhibit A     -    Assignment and Acceptance
Exhibit B     -    Compliance Certificate
Exhibit C     -    Guaranty and Collateral Agreement
Exhibit D     -    Registration Rights Agreement
Exhibit E     -    Closing Certificates
Exhibit F     -    Opinion of Goodwin, Procter & Hoar
Exhibit G     -    Solvency Certificate

                                      (v)

          INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT dated as of June 30, 1999 among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the LENDERS party hereto from time to time, CHASE SECURITIES INC. ("CSI"), as Lead Arranger and Book Manager, BEAR STEARNS CORPORATE LENDING INC. as Co-Arranger and Syndication Agent, BANKERS TRUST COMPANY, as Syndication Agent and THE CHASE MANHATTAN BANK ("Chase"), as Administrative Agent (all capitalized terms used herein and defined in Section 1 are used herein as therein defined.)

          The parties hereto agree as follows:

                                   ARTICLE I


                                  Definitions
                                  -----------

          SECTION 1.01  Defined Terms.  As used in this Agreement, the following
                        -------------
terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Acquired Business" has the meaning as provided in the term "Permitted
           -----------------
Acquisitions."

          "Additional Basket Amount" has the meaning provided in Section
           ------------------------
6.02(i).

          "Additional Interest" has the meaning provided in Section 4 of the
           -------------------
Registration Rights Agreement.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means The Chase Manhattan Bank, in its capacity
           --------------------
as administrative agent for the Lenders hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 8.01.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affected Eurodollar Loans" has the meaning provided in Section 2.13.
           -------------------------

          "Affiliate"  means, with respect to any Person, any other Person that,
           ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors

(or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agreement" means this Increasing Rate Note Purchase and Loan
           ---------
Agreement, as amended, modified or supplemented from time to time.

          "Allocation Percentage" means  (i)  with respect to the Borrower or
           ---------------------
any Wholly-Owned Subsidiary of any Borrower, 100% and (ii) for any other Person, with respect to such Person's Subsidiaries and Joint Ventures, the percentage that the Equity Ownership Interest held by such Person in such Subsidiary or Joint Venture represents of the entire Equity Ownership Interest of such Subsidiary or Joint Venture, respectively.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Margin" means the percentages set forth below during the
           -----------------
periods set forth opposite such period:

                                                             Applicable
                                                             Eurodollar       Applicable ABR
                             Period                            Margin             Margin
          ----------------------------------------------   --------------    ----------------
          Effective Date until September 30, 1999               3.50%              2.50%
          October 1, 1999 until December 31, 1999               4.00%              3.00%
          January 1, 2000 until March 31, 2000                  4.50%              3.50%
          April 1, 2000 and thereafter                          4.75%              3.75%

          "Approved Procurement Savings" means savings reasonably anticipated to
           ----------------------------
be reflected through procurements which have been approved by the Administrative Agent prior to the Effective Date in the amounts reflected in Schedule I.

          "Asset Disposition" means any sale, conveyance, transfer, assignment,
           -----------------
lease or other disposition (including, without limitation, by merger or consolidation, and dispositions or transfers arising out of, or in connection with, a Recovery Event and excluding Exchanges and Dispositions of Unrestricted Assets) by the Borrower, or any of its Subsidiaries or Joint Ventures to any Person (other than to the Borrower, or any of its Subsidiaries or Joint Ventures) of any Equity Ownership Interest (other than new issuances of Equity Ownership Interests) of any of its Subsidiaries or Joint Ventures or any Hotel or any other properties and assets, or group of related properties and assets, in each case other than (i) sales, dispositions leases, and transfers of inventory, obsolete personal property and fixtures, furniture and equipment, time share units and residential lots, terminations of franchise and management agreements, licensing of intellectual property, sales of inventory and (ii) other sales, dispositions leases, and transfers which generate net proceeds and/or other consideration the fair market value of which is less than $7,500,000 in the aggregate in any fiscal year of the Borrower.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Assumed Indebtedness" means Indebtedness assumed in connection with a
           --------------------
Permitted Acquisition or assumed in connection with an Exchange of the type defined in Sections 6.05(c)(i) and (ii), provided that (a) such Indebtedness is
                                         --------
outstanding at the time of such acquisition and was not incurred in connection therewith or in contemplation thereof and (b) in the event that such Permitted Acquisition constitutes an acquisition of assets other than Equity Ownership Interest, such Indebtedness was incurred in order to acquire or improve such asset (or refinancing of such Indebtedness whether in connection with the original acquisition or improvement or the Permitted Acquisition).

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America (or any successor).

          "Borrower" means Wyndham International, Inc., a Delaware corporation.
           --------

          "Borrowing" means Loans of the same Type, made, converted or continued
           ---------
on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Request" means a request by the Borrower for the initial
           -----------------
Borrowing of Loans in accordance with Section 2.03.

          "Business" has the meaning provided in Section 3.18(b).
           --------

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, with respect to notices and determinations in
                  --------
connection with and payments of principal and interest on, Eurodollar Loans, such day is also a day for trading by and between banks in dollar deposits in the interbank London Eurodollar market.

          "Buy/Sell Arrangement" means an agreement among owners of Equity
           --------------------
Ownership Interests in another Person pursuant to which an owner has the option to sell his Equity Ownership Interest or to buy the Equity Ownership Interests of other owners, and in response to which offer, the offerees in turn have the option to accept such offer, or to require the initial offeror in the case of an initial offer to sell, to instead buy the Equity Ownership Interests of the offerees, or in the case of an initial offer to buy, to instead sell the Equity Ownership Interest of the offeror to the offerees.

          "Calculation Period" means the period of four consecutive Fiscal
           ------------------
Quarters last ended before the date of the respective event or incurrence which requires calculations to be made on a Pro Forma Basis.

          "Capital Expenditures" means for any period, with respect to any
           --------------------
Person, the aggregate of all expenditures (other than those made pursuant to Permitted Acquisitions or in connection with a Reinvestment Event) by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a lease giving rise to Capital Lease Obligations) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period but excluding merchandise inventory acquired during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and for the purposes of this Agreement, the amount of such obligations, shall be the capitalized amount thereof, at such time determined in accordance with GAAP.

          "Cash Equivalents" means (a) marketable direct obligations issued by,
           ----------------
or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's
                                                     ---
Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a
                          -------
nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Change of Control" means (i) the acquisition, directly or indirectly,
           -----------------
by any one "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Sponsors, whether collectively or individually (other than Permitted Third Party Transferees as defined in the Securities Purchase Agreement)) of beneficial ownership of more than 30% of the Common Stock of the Borrower on a fully diluted basis; (ii) during any period of 24 consecutive calendar months after the Effective Date, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders or members, as the case may be, of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office; or (iii) any "Change of Control" or similar event shall occur under the Senior Notes (or any other unsecured Indebtedness issued or incurred in connection with an Offering in aggregate principal amount in excess of $100,000,000 issued or incurred by the Borrower in compliance with this Agreement) or New Preferred Stock.

          "Chase" means The Chase Manhattan Bank.
           -----

          "Class A Common Stock" means the Class A Common Stock of the Borrower.
           --------------------

          "Class B Stock" means, collectively, the Class B Common Stock of the
           -------------
Borrower and the Series B Convertible Preferred Stock of the Borrower.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means all assets of the Loan Parties, now owned or
           ----------
hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Collateral Agent" means The Chase Manhattan Bank, in its capacity as
           ----------------
Collateral Agent for the Secured Parties under the Loan Documents, and shall include any successor to the Collateral Agent.

          "Commitment" means, with respect to any Lender, the obligation of such
           ----------
Lender to make Loans in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule IV.

          "Common Stock" means, with respect to the Borrower, (a) for so long as
           ------------
the Class A Common Stock remains a separate class of the Borrower's common stock and the special voting provisions available to the Class B Stock apply, the shares of Class A Common Stock then outstanding, on a fully diluted basis, including, without limitation, any shares of Class A Common Stock issuable upon the conversion of any securities (including the Series A Convertible Preferred Stock of the Borrower and the Class B Stock) then outstanding which are or may be convertible, directly or indirectly, into Class A Common Stock, and (b) thereafter, all securities of any class of common stock, on a fully diluted basis, entitling the holders thereof (whether at all times or by reason of the happening of any contingency) to vote in the election of the members of the board of directors of the Borrower.

          "Commonly Controlled Entity" means an entity, whether or not
           --------------------------
incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

          "Company" means any corporation, limited liability company,
           -------
partnership or other business entity (or the adjectival form thereof, where appropriate).

          "Company Document" means the operative organizational documents of a
           ----------------
Company, such as the certificate of incorporation, by-laws, partnership agreement, certificate of partnership and limited liability company agreement.

          "Compliance Certificate" means  a certificate duly executed by the
           ----------------------
Responsible Officer substantially in the form of Exhibit B.

          "Contingent Purchase Obligations" means (i) obligations for the
           -------------------------------
purchase of assets, including Equity Ownership Interests, to be acquired in the future, unless upon satisfaction of any applicable conditions to closing, the seller may maintain a suit for the full purchase price thereof; (ii) contingent deferred obligations for the purchase of assets, including "earn-out" payments, for property or assets owned, unless and until the amount is then determinable and satisfaction of the conditions to payment thereof is probable, in Borrower's reasonable determination, (iii) obligations under options held by others to compel the purchase of assets in the future, including puts or buy-sell options, unless and until such option is exercised and (iv) obligations under Buy/Sell Arrangements unless and until such obligations are non-contingent.

          "Contractual Obligation" means,  as to any Person, any material
           ----------------------
provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its assets are bound.

          "Control Investment Affiliate" means, as to any Person, any other
           ----------------------------
Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Core Assets" means Hotels (or Equity Ownership Interest in Persons
           -----------
owning such Hotels) branded as Wyndham Hotels, Wyndham Garden Hotels, Wyndham Resorts and Wyndham Grand Heritage Hotels, or Hotels which will be branded as such within one year after acquisition thereof (so long as such Hotels are so branded within such time period); provided, that notwithstanding anything to the
                                  --------
contrary, the Hotels described in Schedule II and Unrestricted Assets shall not be included in this definition of Core Assets.

          "Credit Agreement" means the Credit Agreement, dated as of the date
           ----------------
hereof, among the Borrower, the lenders from time to time parties thereto, and Chase, as administrative agent for such lenders, as such agreement may be amended, modified or supplemented from time to time.

          "Default" means any of the events specified in Article VII, whether or
           -------
not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Derivatives Counterparty" has the meaning provided in Section 6.07.
           ------------------------

          "Derivatives Obligations" of any Person means all Interest Rate
           -----------------------
Protection Agreements and all other obligations of such Person in respect of any interest rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, forward equity transaction, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

          "Determination Date" has the meaning provided in the definition of Pro
           ------------------
Forma Basis.

          "Disposition" means with respect to any asset, any sale, lease, sale
           -----------
and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms "Dispose" and "Disposed of" shall have correlative meanings.
           -------       -----------

          "Dividends" has the meaning provided in Section 5.07.
           ---------

          "Documents" means the Transaction Documents and the Loan Documents.
           ---------

          "Dollars" or "$" refers to lawful money of the United States of
           -------
America.

          "Domestic Subsidiary" means any Subsidiary of the Borrower that is
           -------------------
incorporated or organized under the laws of the United States of America or any State thereof.

          "EBITDA" means for any Person for any period, the net income of such
           ------
Person for such period, plus (a) the sum of the following amounts of such Person for such period determined in conformity with GAAP to the extent included in the determination of such net income: (i) depreciation expense, (ii) amortization expense and all other non-cash expenses and charges, (iii) interest expense,
(iv) income tax expense, (v) extraordinary losses (and other losses on sales or other dispositions of assets not otherwise included in extraordinary losses determined in conformity with GAAP), (vi) all minority interests, including minority interests attributable to the OP Units and (vii) commencing with the first Fiscal Quarter in 1999, Non-Recurring Identified Charges, less (b) extraordinary gains of such Person determined in conformity with GAAP to the extent included in the determination of such net income (and other gains on sales or other dispositions of assets not otherwise included in extraordinary gains determined in conformity with GAAP) and equity earnings attributable to all minority interests, including equity earnings attributable to minority interests in the OP Units.

          "Effective Date" has the meaning provided in Section 9.13.
           --------------

          "Environmental Laws" means any and all foreign, Federal, state, local
           ------------------
or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "Equity Ownership Interest" means any and all shares, interests,
           -------------------------
participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interest and limited liability company membership interest, and any and all warrants, rights or options to purchase any of the foregoing (excluding Buy/Sell Arrangements so long as the obligations to purchase the interests in respect thereof are contingent).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "Eurodollar" when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate

          "Event of Default" means any of the events specified in Article VII,
           ----------------
provided that any requirement for the giving of notice, the lapse of time, or
--------
both, has been satisfied.

          "Exchange Act" means the Securities Exchange Act of 1934, and the
           ------------
regulations promulgated thereunder.

          "Exchange Notes" means the Exchange Notes as defined in Section 2 of
           --------------
the Registration Rights Agreement.

          "Exchange Notes Indenture" has the meaning provided in Section 5.12.
           ------------------------

          "Exchanges" has the meaning provided in Section 6.05(c).
           ---------

          "Excluded Foreign Subsidiary" means any Foreign Subsidiary in respect
           ---------------------------
of which either the pledge of more than 65% of the capital stock of such Subsidiary as Collateral or the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in adverse tax consequences to the Borrower.

          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.14(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.14(a).

          "Existing Credit Agreement" means that certain Credit Agreement, dated
           -------------------------
as of July 18, 1997, as amended through the Effective Date, among Old Patriot, Chase, as administrative agent, and others.

          "Existing Equity Forwards" means the forward equity transactions
           ------------------------
entered into by the Borrower with certain counterparties, as in effect immediately prior to the Effective Date.

          "Existing Indebtedness" has the meaning provided in Section 6.02(d).
           ---------------------

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fiscal Quarters" means the fiscal quarters of the Borrower ending
           ---------------
March 31, June 30, September 30 and December 31.

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that of the United States of America, each State thereof and the District of Columbia.

          "Foreign Subsidiary" means any Subsidiary of the Borrower that is not
           ------------------
a Domestic Subsidiary.

          "Forward Purchase Obligations" means obligations to purchase Hotels
           ----------------------------
(or an Equity Ownership Interest in a Person which owns such a Hotel) and related assets, including obligations in the form of take-out financings, upon the completion of construction or renovation thereof, or upon the occurrence of another future contingency (excluding obligations under purchase, sale and acquisition agreements entered into in the ordinary course of business).

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America consistently applied throughout the periods involved.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

          "Guarantee Obligation" means as to any Person (the "guaranteeing
           --------------------                               ------------
person"), any obligation of (a) the guaranteeing person or (b) another Person
------
(including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations")
                                                           -------------------
of any other third Person (the "primary obligor") in any manner, whether
                                ---------------
directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any asset constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase asset, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include
         --------  -------
endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or then determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Guaranty and Collateral Agreement" means the Guaranty and Collateral
           ---------------------------------
Agreement to be executed and delivered by the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

          "HIA Reserve Amount" means a hotel improvement allowance reserve
           ------------------
amount which initially shall be zero, and (i) which may be increased (and reincreased after any decrease in clause (ii) below) by the Borrower in accordance with Section 2.11, not to exceed $300,000,000 at any time, and (ii) which shall be decreased by the amount of Capital Expenditures together with investments made in or improvements made to Hotels, by the Borrower and its Subsidiaries.

          "Hospitality/Leisure-Related Business" means the hotel, resort
           ------------------------------------
(whether or not incorporating hospitality), extended stay lodging, other hospitality, vacation or timeshare business or any casino (but only if part of a Hotel and not as a stand-alone or primary business), senior living (excluding congregate care), leisure or recreational business and other businesses incidental to, or in support of such business, including without limitation, (i) developing, managing, operating, improving or acquiring lodging facilities, restaurants and other food-service facilities, golf facilities or other leisure or entertainment facilities or club, convention or meeting facilities and marketing services or reservation systems related thereto, and (ii) acquiring, developing, managing or improving any real estate ancillary or connected to any hotel, resort, extended stay lodging, other hospitality-related business, casino (but only if a part of a Hotel and not as a stand-alone or primary business), senior living (excluding congregate care) or recreational business or reservation system constructed, leased, owned, managed or operated (or proposed to be constructed, leased, owned, managed or operated) by the Borrower or any of its Subsidiaries at any time.

          "Hotel" means any Real Property (including Improvements thereon and
           -----
any retail, golf, tennis, spa or other resort amenities appurtenant thereto) comprising an operating facility offering hotel or lodging services.

          "Improvements" means all buildings, structures, fixtures, tenant
           ------------
improvements and other improvements of every kind and description now or hereafter located in or on or attached to any Real Property, including all building materials, water, sanitary and storm sewers, drainage, electricity, steam, gas, telephone and other utility facilities, parking areas, roads, driveways, walks and other site improvements; and all additions and betterments thereto and all renewals, substitutions and replacements thereof.

          "Indebtedness" means as to any Person, without duplication, (i) all
           ------------
indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of any asset (including Forward Purchase Obligations but excluding Contingent Purchase Obligations) or services; (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any asset owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) Capital Lease Obligations, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi)
                              ----
all Guarantee Obligations of such Person, and (vii) solely for purposes of Sections 6.03 and 7.04, all net exposure of Derivative Obligations, including obligations under any Interest Rate Protection Agreement, Other Hedging Agreements or under any similar type of agreement or arrangement calculated in accordance with GAAP; provided, that Indebtedness shall not include (a) trade
                      --------
payables incurred in the ordinary course of business, (b) operating lease obligations (including, without limitation, the lessee's obligations under (i) the eleven Lease Agreements dated as of May 2, 1996 and/or May 3, 1996 originally between HPTWN Corporation, as lessor, and Garden Hotel Associates Two LP, as lessee (subsequently assigned to GHALP Corporation, as lessee), (ii) the Lease dated as of January 8, 1997 originally between HPTSLC Corporation, as lessor, and WHC Salt Lake City Corporation, as lessee, and (iii) any other operating lease pursuant to which the Borrower, or any of its Subsidiaries or Joint Ventures, as lessee, leases all or any portion of a Hotel from the holder of an ownership or leasehold interest in such Hotel, as lessor), (c) short term notes evidencing earnest money deposits until delivered to the payee and (d) at the time of determination of outstanding Indebtedness at any time, the aggregate amount of Forward Purchase Obligations not in excess of $400,000,000 then outstanding.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Indemnitee" has the meaning as provided in Section 9.03(b).
           ----------

          "Information" has the meaning as provided in Section 9.12.
           -----------

          "Information Memorandum" means the Confidential Information Memorandum
           ----------------------
relating to the Borrower and the Transactions.

          "Insolvency" means, with respect to any Multiemployer Plan, the
           ----------
condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Intellectual Property" means the collective reference to all rights,
           ---------------------
priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Interest Coverage Ratio" means, for any Test Period, the ratio of (i)
           -----------------------
Total Adjusted EBITDA for such Test Period to (ii) Total Cash Interest Expense for such Test Period; provided that for the first three Test Periods ending after the Effective Date, the Total Cash Interest Expense shall be calculated from July 1, 1999 through the end of the period ending on each such date (taken as one accounting period) multiplied by 4, 2 and 4/3, respectively.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Borrowing in accordance with Section 2.05

          "Interest Payment Date" means (a) with respect to any ABR Loan,
           ---------------------
monthly in arrears on the tenth day of each calendar month and (b) with respect to any Eurodollar Loan on the tenth day of each calendar month.

          "Interest Period" means with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three, six months or, if available from each Lender required to make Loans under such Borrowing, nine or twelve months thereafter, as the Borrower may elect; provided, that (i) if
                                                        --------
any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Interest Rate Protection Agreement" means any interest rate swap
           ----------------------------------
agreement, interest rate cap agreement, interest rate collar agreement (including costless collars), interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

          "Investment" has the meaning provided in  Section 6.06.  In the event
           ----------
the Borrower or any of its Subsidiaries creates or forms a Subsidiary ("New Entity") and contemporaneously sells or issues Equity Ownership Interests in the New Entity to any Person other than to the Borrower and its Subsidiaries such that after giving effect to such sale or issuance, such New Entity constitutes a Joint Venture, the Borrower or such Subsidiary shall be deemed to have made an Investment in the New Entity valued at an amount equal to the lesser of (x) the fair market value (as determined in good faith by the Borrower) of the Equity Ownership Interest retained by the Borrower or such Subsidiary in the New Entity and (y) the aggregate amount of all Investments made by the Borrower and its Subsidiaries in such New Entity prior to such sale or issuances of Equity Ownership Interests.

          "Investment Returns" means, with respect to any Investment, the sum of
           ------------------
the aggregate amount of cash repayments or returns of principal or capital on such Investment, cash interest or cash distributions or dividends thereon, and any other cash returns in respect thereof.

          "Issuer" has the meaning provided  in the Guaranty and Collateral
           ------
Agreement.

          "Joint Venture" means with respect to any Person, at any date, any
           -------------
other Person in whom such Person directly or indirectly holds an Investment, and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person, if such statements were prepared as of such date; provided further, that any
                                                  -------- -------
Joint Venture of a Person which is an Unrestricted Subsidiary shall not be treated as a Joint Venture hereunder for so long as such Person is an Unrestricted Subsidiary.

          "Lead Arranger and Book Manager" means Chase Securities Inc.
           ------------------------------

          "Leasehold" means, as to any Person, all of the right, title and
           ---------
interest of such Person as lessee or licensee in, to and under any lease or license of land, improvements and/or fixture.

          "Lenders" means on the Effective Date the Persons listed on Schedule
           -------
III and thereafter any other Person that shall have become a party hereto pursuant to a fully executed Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate"
                                                                  ---------
with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, encumbrance, lien (statutory or other) or other security agreement or any preferential arrangement in the nature of the foregoing (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any capital lease having substantially the same effect as any of the foregoing and excluding any equipment operating leases and any precautionary filings related thereto).

          "Loan" has the meaning provided in Section 2.01.
           ----

          "Loan Documents" means this Agreement, the Registration Rights
           --------------
Agreement after the execution and delivery thereof, any Notes and the Security Documents.

          "Loan Parties" means the Borrower and each Subsidiary of the Borrower
           ------------
that is a party to a Loan Document.

          "Margin Stock" has the meaning provided in Regulation U.
           ------------

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, properties, prospects, operations, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

          "Materials of Environmental Concern" means any gasoline or petroleum
           ----------------------------------
(including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Maturity Date" means, with respect to all Loans, June 30, 2004.
           -------------

          "Minimum Borrowing Amount" means, for each Loan, $5,000,000.
           ------------------------

          "Multiemployer Plan" means a plan that is a multiemployer plan as
           ------------------
defined in Section 4001(a)(3) of ERISA.

          "Net Cash Proceeds" means (a) for any Asset Disposition or
           -----------------
Reinvestment Event, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received by Borrower or any of its Subsidiaries from any Asset Disposition or Reinvestment Event, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory, professional and other fees and expenses, including title and recording expenses, surveys, insurance premiums and similar costs associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 90 days after, the date of such sale, (ii) the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by any of the respective assets which were the subject of such Asset Disposition or Reinvestment Event, including any premium, make-whole or breakage amount related thereto, (iii) the estimated marginal increase in income taxes which will be payable by the Borrower's consolidated group with respect to the fiscal year in which the sale occurs or deferred payment is received as a result of such sale, and (iv) all contractually required distributions and other payments made to other interest holders of the Borrower or any of its Subsidiaries or Joint Ventures in connection with such Asset Disposition or Reinvestment Event; provided, however,
                                                              --------  -------
that (x) such gross proceeds shall not include any portion of such gross cash proceeds which the Borrower determines in good faith should be reserved for post-closing adjustments (including indemnification payments and purchase price adjustments, to the extent the Borrower delivers to the Lenders a certificate signed by a Responsible Officer of such Borrower officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than one year following the date of the respective Asset Disposition or Reinvestment Event provided, however, such one year period shall be extended to the extent
      --------  -------
any amount of such proceeds is subject to a good faith dispute or claim), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by the Borrower or any of its Subsidiaries shall constitute Net Cash Proceeds on such date received by the Borrower and/or any of its Subsidiaries from such sale, lease, transfer or other disposition, and (y) with respect to any Asset Disposition or Recovery Event relating to the assets of a Joint Venture, such Net Cash Proceeds shall only include the portion of such Net Cash Proceeds received by the Borrower or any of its Subsidiaries; and (b) in connection with any incurrence or issuance of Indebtedness, the cash proceeds received from such issuance or incurrence, net of (i) if such Indebtedness is incurred to refinance other Indebtedness permitted under Section 6.02, the amount necessary to repay such other Indebtedness, including, without limitation, accrued but unpaid interest, any breakage costs, penalties, premium, and any other reasonable fees and expenses incurred in connection therewith, (ii) attorneys' fees, investing banking fees, accountants' fees, underwriting discounts and commissions and
(iii) other customary fees and expenses actually incurred in connection therewith.

          "New Hotel" shall mean any Hotel owned by the Borrower, its
           ---------
Subsidiaries or Joint Ventures which is being or has been newly constructed, or substantially refurbished or rebuilt (so long as any such Hotel is or was substantially closed while being refurbished or rebuilt); provided that any New Hotel shall cease to be treated as a New Hotel from and after the earlier of (x) the first day of the Fiscal Quarter occurring after 18 months from the date such New

Hotel opened or reopened for business and (y) the Fiscal Quarter in which the ratio of Total Adjusted EBITDA to Total Cash Interest Expense attributable to such New Hotel equals or exceeds the Interest Coverage Ratio required to be exceeded by the Borrower under Section 6.01(c) for the most recent Fiscal Quarter.

          "New Hotel Indebtedness" means, with respect to any New Hotel, the sum
           ----------------------
of (a) all Indebtedness either secured by such New Hotel or incurred to finance the construction, refurbishment or rebuilding of such New Hotel and (b) all other cash outlays in respect of the construction, refurbishment or rebuilding of such New Hotel; provided, that the interest rate associated with any amounts
                   --------
under this clause (b) shall be deemed to be the interest rate which would have been applicable to Revolving Loans which are Eurodollar Loans having an Interest Period of three months determined on the first day of the then most recently ended Fiscal Quarter.

          "New Preferred Stock" means newly issued shares of the Company's
           -------------------
Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, issued on or after the Effective Date pursuant to the Securities Purchase Agreement and the Certificate of Designation therefor as in effect on the Effective Date.

          "Non-Core Assets" means all assets (other than Unrestricted Assets)
           ---------------
which are not Core Assets, except that the Wyndham Franklin Plaza shall be included in this definition of Non-Core Assets.

          "Non-Recourse Indebtedness" means Indebtedness with respect to which
           -------------------------
no portion is guaranteed by, and no recourse claim (other than claims in respect of customary indemnities and non-recourse carveouts) can be made against, the Borrower or any of its Subsidiaries (other than Special Purpose Subsidiaries).

          "Non-Recurring Identified Charges" means certain identified non-
           --------------------------------
recurring charges specifically identified in 5.2(d), Parts II (A)(1)(a)-(m) and II (D)(4) of the disclosure letter to the Securities Purchase Agreement and related to EBITDA as described therein.

          "Note" has the meaning provided in Section 2.01.
           ----

          "Obligations" means all amounts owing by any Loan Party to the
           -----------
Administrative Agent, the Collateral Agent, the Lead Arranger and Book Manager or any Lender pursuant to the terms of this Agreement or any other Loan Document.

          "Offering" means a (i) registered public offering of debt securities,
           --------
(ii) sale or placement of debt securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or (iii) private placement of debt securities with a "qualified institutional buyer" as defined in Rule 144A.

          "Old Patriot" means Patriot American Hospitality, Inc., prior to the
           -----------
Effective Date a publicly traded real estate investment trust.

          "OP Units" means Patriot OP Units and Wyndham Partnership OP Units.
           --------

          "Other Hedging Agreement" means foreign exchange contracts, currency
           -----------------------
swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

          "Participant" has the meaning provided in Section 9.04(e).
           -----------

          "Patriot OP" means Patriot American Hospitality Partnership, L.P., a
           ----------
Virginia limited partnership.

          "Patriot OP Units" means the partnership units of Patriot OP which
           ----------------
remain outstanding immediately after the consummation of the Transaction.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title IV of ERISA (or any successor).

          "Permitted Acquisition" means any acquisition, consisting of a single
           ---------------------
transaction or a series of related transactions, by the Borrower or any one or more of its Subsidiaries of all of the Equity Ownership Interests of, or all or part of the assets of, or of a business, unit or division of, any Person organized under the laws of the United States or any state thereof (such business, unit or division, the "Acquired Business"), provided that (a) the
                                 -----------------    --------
consideration paid by the Borrower or such Subsidiary or Subsidiaries pursuant to such acquisition shall be solely in a form referred to in clause (a), (b),
(c) or (d) of the definition of "Purchase Price" set forth in this Section 1.01 (or some combination thereof), (b) the Borrower shall be in compliance, on a Pro Forma Basis with the covenants contained in Section 6.01, (c) no Default or Event of Default shall have occurred and be continuing, or would occur after giving effect to such acquisition and (d) all actions required to be taken with respect to any acquired or newly formed Subsidiary or otherwise with respect to the Acquired Business in such acquisition under Section 3.15 shall have been taken.

          "Permitted Encumbrances" means (i) those liens, encumbrances and other
           ----------------------
matters affecting title to any Real Property and found reasonably acceptable by the Administrative Agent, (ii) as to any particular Real Property at any time, such easements, encroachments, covenants, restrictions, rights of way, minor defects, irregularities or other encumbrances that do not materially impair such Real Property, (iii) zoning and other municipal ordinances which are not violated in any material respect by the existing improvements and the present use made by the mortgagor thereof of the premises, (iv) general real estate taxes and assessments not yet delinquent, and (v) such other items as the Administrative Agent may consent to (such consent not to be unreasonably withheld).

          "Permitted Liens" has the meaning as provided in Section 6.03.
           ---------------

          "Person" means any individual, partnership, limited liability company,
           ------
joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" means at a particular time any employee benefit plan that is
           ----
covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledged Notes" has the meaning as provided in the Guaranty and
           -------------
Collateral Agreement.

          "Pledged Stock" has the meaning as provided in the Guaranty and
           -------------
Collateral Agreement.

          "Prepayment Date" has the meaning provided in Section 2.15(b).
           ---------------

          "Prepayment Option Notice" has the meaning provided in Section
           ------------------------
2.15(b).

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Pro Forma Basis" means with respect to any incurrence of Indebtedness
           ---------------
or issuance of preferred stock by the Borrower or any of its Subsidiaries or Joint Ventures or the acquisition or Disposition of a Hotel or other real property or the consummation of a Permitted Acquisition (or acquisition of the Equity Ownership Interest of the Person or Persons owning such Hotel or Acquired Business which is the subject of a Permitted Acquisition), the calculation of the consolidated results of the Borrower and its Subsidiaries and Joint Ventures otherwise determined in accordance with this Agreement as if the respective incurrence of Indebtedness, issuance of preferred stock, acquisition or Permitted Acquisition or Disposition (and all other Indebtedness incurred, other preferred stock issued or other such acquisitions or Permitted Acquisition or Disposition effected during the respective Calculation Period or thereafter and on or prior to the date of determination) (each such date, a "Determination
                                                              -------------
Date") had been effected on the first day of the respective Calculation Period; provided that all such calculations shall take into account the following
--------
assumptions:

          (i) pro forma effect shall be given to (1) any Indebtedness incurred
              --- -----
     or preferred stock issued subsequent to the end of the Calculation Period and prior to the date of determination, (2) any Indebtedness incurred or preferred stock issued during such period to the extent such Indebtedness or preferred stock is outstanding at the date of determination and (3) any Indebtedness to be incurred or preferred stock to be issued on the date of determination, in each case as if such Indebtedness had been incurred or such preferred stock had been issued on the first day of such Calculation Period and after giving effect to the application of the proceeds thereof;

        (ii) there shall be excluded from preferred stock dividends any preferred stock dividends related to any preferred stock issued or outstanding during such Calculation Period or thereafter but that is not outstanding or is to be redeemed on the date of determination; and

        (iii) pro forma effect shall be given to all sales and acquisitions or
              --- -----
     Dispositions of Hotels or other Real Property or Permitted Acquisitions that occur during such Calculation Period or thereafter and on or prior to the Determination Date (including any Indebtedness assumed or acquired in connection therewith) as if they had occurred on the first day of such Calculation Period, provided that in connection with any such acquisitions or Dispositions, pro forma effect (for periods prior to such acquisition)
                      --- -----
     shall be given to the management fees if any payable pursuant to the respective management agreements as if such management fees had been payable throughout the Calculation Period.

          "Pro Forma Financial Statements" has the meaning as provided in
           ------------------------------
Section 3.01(a).

          "Projections" has the meaning as provided in Section 5.02 (c).
           -----------

          "Properties" has the meaning provided in Section 3.18(a).
           ----------

          "Purchase Price" means with respect to any Permitted Acquisition, the
           --------------
sum (without duplication) of (a) the amount of cash paid by the Borrower and its Subsidiaries in connection with such acquisition, (b) the value (as determined for purposes of such acquisition in accordance with the applicable acquisition agreement) of all capital stock or other equity interests of the Borrower or Subsidiaries or Joint Ventures issued or given as consideration in connection with such acquisition, (c) the Net Cash Proceeds of any equity issuance applied to finance such acquisition and (d) the principal amount (or, if less, the accreted value) at the time of such acquisition of all Assumed Indebtedness or other Indebtedness permitted under Sections 6.02 (e), (i) and (j) and (l) with respect thereto.

          "Real Property" means for any Person, all the right, title and
           -------------
interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "Recovery Event" means the actual receipt by the Borrower, any of its
           --------------
Subsidiaries or any of their Joint Ventures of any insurance or condemnation proceeds payable (i) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of the Company or any of its Subsidiaries or Joint Ventures, (ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of the Company or any of its Subsidiaries or Joint Ventures and (iii) under any policy of insurance required to be maintained under Section 5.05 of the Increasing Rate Note Purchase and Loan Agreement (other than liability or business interruption insurance).

          "Register" has the meaning set forth in Section 9.04.
           --------

          "Registration Rights Agreement" means a registration rights agreement
           -----------------------------
substantially in the form of Exhibit D, as such may be amended, supplemented or modified from time to time with the consent of the Required Obligees.

          "Regulation D" means Regulation D of the Board as in effect from time
           ------------
to time.

          "Regulation T" means Regulation T of the Board as in effect from time
           ------------
to time.

          "Regulation U" means Regulation U of the Board as in effect from time
           ------------
to time.

          "Regulation X" means Regulation X of the Board as in effect from time
           ------------
to time.

          "Reinvestment Assets" means any assets useful in the Borrower's and
           -------------------
its Subsidiaries' business.

          "Reinvestment Deferred Amount" means with respect to any Reinvestment
           ----------------------------
Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that are not applied pursuant to Section
2.09 as a result of the delivery of a Reinvestment Notice.

          "Reinvestment Event" means any Recovery Event or Exchange in respect
           ------------------
of which the Borrower has delivered a Reinvestment Notice.

          "Reinvestment Notice" means a written notice executed by a Responsible
           -------------------
Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary or a Joint Venture) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Reinvestment Event to acquire assets useful in its business.

          "Reinvestment Prepayment Amount" means with respect to any
           ------------------------------
Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended or irrevocably committed pursuant to a binding agreement, prior to the relevant Reinvestment Prepayment Date, to acquire assets useful in the Borrower's business, provided that such acquisition made with the Net Cash Proceeds of Dispositions of Core Assets shall be made in Core Assets.

          "Reinvestment Prepayment Date" means with respect to any Reinvestment
           ----------------------------
Event, the date occurring twelve months after such Reinvestment Event (plus an additional six months in the case of an Asset Disposition of Non-Core Assets for Net Cash Proceeds of $50,000,000 or greater).

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents, trustees and advisors of such Person and such Person's Affiliates.

          "Related Fund" means, with respect to any Lender that is a fund that
           ------------
invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Reorganization" means, with respect to any Multiemployer Plan, the
           --------------
condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event" means any of the events set forth in Section
           ----------------
4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or. 35 of PBGC Reg. (S) 4043.

          "Required Lenders" means the Lenders, the sum of whose outstanding
           ----------------
Loans (or, if prior to the Effective Date, Commitments) represent an amount greater than 50% of the sum of all outstanding Loans (or, if prior to the Effective Date, Commitments.)

          "Required Obligees" means the (i) prior to the issuance of Exchange
           -----------------
Notes under the Exchange Notes Indenture, the Required Lenders, and (ii) after the issuance of Exchange Notes under the Exchange Notes Indenture, subject to
Section 9.02(c), the Lenders and the holders of Exchange Notes, collectively on a combined basis, the sum of whose outstanding Loans and principal amount under Exchange Notes, collectively on a combined basis, represent an amount greater than 50% of the sum of all outstanding Loans and principal amounts under Exchange Notes, collectively on a combined basis.

          "Requirement of Law" means, with respect to any Person, any law,
           ------------------
treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its assets or to which such Person or any of its assets are subject.

          "Responsible Officer" means the chief executive officer, president,
           -------------------
chief financial officer or treasurer of the Borrower, but in any event, with respect to financial matters, the chief financial officer or president of the Borrower.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other assets) with respect to any shares of any class of capital stock or other Equity Ownership Interest of the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other assets), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or Subsidiary, or any option, warrant or other right to acquire any such shares of capital stock of the Borrower or such Subsidiary.

          "Restructuring" means the Restructuring Plan as defined in the
           -------------
Securities Purchase Agreement.

          "Revolving Loans" means the revolving loans incurred under the Senior
           ---------------
Credit Facilities.

          "SEC" means the Securities and Exchange Commission, any successor
           ---
thereto and any analogous Governmental Authority.

          "Secured Parties"  has the meaning provided in the Guarantee and
           ---------------
Collateral Agreement.

          "Securities Purchase Agreement" means the Securities Purchase
           -----------------------------
Agreement, dated February 18, 1999 among the Company, Old Patriot, certain of their Subsidiaries and the Sponsors, as amended by the First Amendment date on or about June 29, 1999.

          "Security Documents" means the collective reference to the Guaranty
           ------------------
and Collateral Agreement and all other security documents hereafter delivered to the Collateral Agent granting a Lien on any asset of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

          "Senior Credit Facilities" means the collective reference to the
           ------------------------
Credit Agreement and any other related document.

          "Senior Note Indenture" means any Indenture to be entered into by the
           ---------------------
Borrower in connection with the issuance of senior unsecured notes, together with all instruments and other agreements entered into by the Borrower in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 5.08.

          "Senior Notes" means the notes of the Company to be issued pursuant to
           ------------
any Senior Note Indenture.

          "Senior Secured Leverage Ratio" means,  on any date, the ratio of (i)
           -----------------------------
Total Indebtedness on such date secured by a Lien on any asset of the Company, its Subsidiaries or Joint Ventures to (ii) Total Adjusted EBITDA for the Test Period most recently ended on or prior to such date. All calculations of the Senior Secured Leverage Ratio shall be made on a Pro Forma Basis.

          "Single Employer Plan" means any Plan that is covered by Title IV of
           --------------------
ERISA, but that is not a Multiemployer Plan.

          "Solvent" when used with respect to any Person, means that, as of any
           -------
date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and
(ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. It is understood that the representation and warranty contained in Section 3.21 is made (a) without reliance upon, or the benefit of, the services, analyses, opinions or conclusions of any appraiser or valuation experts; (b) without investigation or inquiry other than (i) review of the Borrower's consolidated financial statements and business plans, and (ii) inquiry of the officers of the Borrower who have responsibility for financial reporting and accounting matters as to the existence or any events or conditions that, as of the Effective Date, would cause the representation and warranty contained in Section 3.21 to be incorrect and (c) without inquiry as to the legal meanings of the foregoing terms under any laws other than the laws of the State of New York or federal laws.

          "Special Purpose Subsidiary" means any Subsidiary of the Borrower
           --------------------------
which is a special purpose entity in connection with any securitization or similar financing in respect of Indebtedness permitted by Section 6.02 and whose assets consist primarily of properties and assets subject to such securitization or financing or the Equity Ownership Interest in any other Special Purpose Subsidiary.

          "Sponsors" means the collective reference to the Persons listed on
           --------
Schedule IV hereto and their Permitted Assignees and Permitted Third Party Transferees (as such terms are defined in the Security Purchase Agreement).

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subsidiary" means as to any Person, (i) any corporation more than 50%
           ----------
of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such person and/or one or more Subsidiaries of such person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more subsidiaries of such person has more than a 50% equity interest at the time. Notwithstanding the foregoing, no Unrestricted Subsidiary shall be considered a Subsidiary of the Borrower or its Subsidiaries for purposes of this Agreement.

          "Subsidiary Guarantor" means each Subsidiary of the Borrower (other
           --------------------
than an Excluded Foreign Subsidiary) as set forth on Schedule V on the Effective Date or which becomes a Subsidiary as required under Section 5.09 hereof.

          "Swingline Loans" means the swingline loans incurred under the Senior
           ---------------
Credit Facilities.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Term Loans" means the term loans incurred under the Senior Credit
           ----------
Facilities.

          "Test Period" means, for any determination, the four consecutive
           -----------
Fiscal Quarters then last ended, in each case taken as one accounting period.

          "Total Adjusted EBITDA" means, for any period without duplication, (i)
           ---------------------
the product of (a) EBITDA of the Borrower and its Subsidiaries and Joint Ventures all on a combined basis in accordance with GAAP for such period (b) multiplied, in the case of each such Person, by the Allocation Percentage applicable to such Person, plus (ii) the amount of Approved Procurement Savings set forth on Schedule I for the Test Period ended on the date set forth thereon.

          "Total Cash Interest Expense" means the sum of the total cash interest
           ---------------------------
expense in respect of Total Indebtedness for such period determined in conformity with GAAP (excluding interest capitalized in accordance with GAAP, amortization of deferred financing costs and other non-cash charges and expenses); provided there shall be excluded from Total Cash Interest Expense the cash interest expense (not to exceed $20 million for any applicable period of calculation) attributable to New Hotel Indebtedness.

          "Total Commitment" means, at any time, the aggregate amount of the
           ----------------
Commitments then in effect.

          "Total Indebtedness" means the sum (without duplication) of all
           ------------------
Indebtedness of the Company plus the Allocation Percentage of Indebtedness of all of the Subsidiaries and Joint Ventures of the Company (other than Guarantee Obligations of the Company or any of its Subsidiaries and Joint Ventures in respect of obligations of the Borrower or any of its Subsidiaries and Joint Ventures which would otherwise not constitute Indebtedness), without duplication, determined on a combined basis in accordance with GAAP (adjusted to exclude the portion of Indebtedness of Subsidiaries and Joint Ventures in excess of the Allocation Percentages of such Persons' Indebtedness).

          "Total Leverage Ratio" means,  on any date, the ratio of (i) Total
           --------------------
Indebtedness on such date to (ii) Total Adjusted EBITDA for the Test Period most recently ended on or prior to such date. All calculations of the Total Leverage Ratio shall be made on a Pro Forma Basis.

          "Transaction" means the transaction contemplated to occur on or prior
           -----------
to the Effective Date, consisting of (i) the Restructuring, (ii) the issuance of the New Preferred Stock, (iii) the initial borrowings under the Senior Credit Facilities and the Increasing Rate Term Loan Facility, (iv) the refinancing of the Existing Credit Agreement and other Indebtedness described in Section 4.01(b)(ii) of the Increasing Rate Note Purchase and Loan Agreement and (v) the cash settlement of the Existing Equity Forwards, and all other transactions contemplated by the Securities Purchase Agreement.

          "Transaction Documents" means the Securities Purchase Agreement, the
           ---------------------
New Preferred Stock, the documents evidencing the Senior Credit Facilities, the documents evidencing or effectuating the Restructuring and all material agreements relating to the foregoing.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UCC" means Uniform Commercial Code as from time to time in effect in
           ---
the relevant jurisdiction.

          "Unencumbered" means with respect to any Hotel, management agreements,
           ------------
franchise agreements or time share agreements, at any date of determination, the circumstance that such Hotel or such agreement, as the case may be, on such date:

          (a) is not subject to any Liens (including restrictions on transferability or assignability, other than commercially reasonable restrictions in the Company Documents of any Subsidiary of the Borrower which do not prohibit such Subsidiary from disposing or realizing the value of, any Hotel owned by it, or the Equity Ownership Interest in such Subsidiary (including any such Lien or restriction imposed by (i) any agreement governing Indebtedness, and (ii) the Company Documents of the Borrower or any of its Subsidiaries)) other than Permitted Liens, and, in the case of any ground lease (to the extent permitted by the definition thereof), restrictions on transferability or assignability in respect of such ground lease;

          (b) (x) is not subject to any agreement (including (i) any agreement governing Indebtedness, and (ii) if applicable, the Company Documents of the Borrower or any of its Subsidiaries) which prohibits or limits the ability of such Person to create, incur, assume or suffer to exist any Lien upon such Hotel or such agreement, as the case may be, other than Permitted Liens (excluding any agreement or organizational document (x) which limits generally the amount of Indebtedness which may be incurred by such Person or (y) which limits the amount of obligations secured by Liens upon such Hotel in a manner which would not prohibit a Lien securing Obligations in an amount equal to such Person's pro rata share of the value of such Hotel); and

          (c) is not subject to any agreement (including any agreement governing Indebtedness) which entitles any Person to the benefit of any Lien, other than Permitted Liens, on such Hotel or such agreement, as the case may be, or would entitle any Person to the benefit of any such Lien upon the occurrence of any contingency (including, without limitation, pursuant to an "equal and ratable" clause).

For the purposes of this Agreement, any Hotel owned by a Subsidiary of the Borrower shall not be deemed to be Unencumbered unless both (i) such Hotel and
(ii) all Equity Ownership Interest owned directly or indirectly by the Borrower in such Subsidiary is Unencumbered.

          "United States" and "U.S." each mean the United States of America.
           -------------       ----

          "Unrestricted Assets" means those assets as described in Schedule VI,
           -------------------
together with (i) any properties and assets acquired in consideration or exchange for, or with the proceeds of, the sale, lease, conveyance, disposition or other transfer of, or Recovery Event with respect to, any properties and assets described Schedule VI or the proceeds thereof, and (ii) the proceeds of the sale, lease, conveyance, disposition or other transfer of, or Recovery Event with respect to, any properties and assets described Schedule VI or described in clause (i) above.

          "Unrestricted Subsidiary" means the Persons described on Schedule VII
           -----------------------
on the Effective Date, and any other Subsidiary or Joint Venture of the Borrower (whether existing on, or acquired or created after, the Effective Date) and designated by the Borrower as an Unrestricted Subsidiary hereunder after the Effective Date by written notice to the Administrative Agent, provided that the
                                                              --------
Borrower shall only be permitted to so designate a new Unrestricted Subsidiary after the Effective Date and so long as (i) unless such Unrestricted Subsidiary is capitalized through Investments by the Borrower or any of its Subsidiaries or Joint Ventures consisting solely of Unrestricted Assets, no Default under Sections 7.01 or Section 7.05 or Event of Default exists or would result therefrom, (ii) such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by the Borrower or any of its Subsidiaries) through Investments as permitted by, and in compliance with, Section 6.06, with any assets (other than Unrestricted Assets) owned by any such Unrestricted Subsidiary at the time of the initial designation thereof to be treated as Investments pursuant to Section 6.06, provided that at the time of the initial Investment by the Borrower or any
      --------
Subsidiary in such Subsidiary, the Borrower shall designate such entity as an Unrestricted Subsidiary in a written notice to the Administrative Agent and
(iii) no obligations of any Unrestricted Subsidiary shall be with recourse to, or an obligation of, the Borrower or any of its Subsidiaries; provided further,
                                                              -------- -------
that each Subsidiary or Joint Venture of an Unrestricted Subsidiary shall also be considered an Unrestricted Subsidiary for purposes of this Agreement (whether or not such Subsidiary or Joint Venture shall have been so designated) and shall also cease to be an Unrestricted Subsidiary upon such direct or indirect parent Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary.

          "Wholly-Owned Subsidiary" means, as to any Person, (i) any corporation
           -----------------------
100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% Equity Ownership Interest, at such time and (iii) any Subsidiary of the Borrower shall also be considered a Wholly-Owned Subsidiary of each such Person if (x) 100% of such Subsidiary's capital stock (other than director's qualifying shares) is at the time owned by both such Persons and/or one or more Wholly-Owned Subsidiaries of such Persons and (y) if such Subsidiary is a partnership, limited liability company, association, joint venture or any other non-corporate entity, both such Persons and/or one or more Wholly-Owned Subsidiaries of such Persons hold 100% of the Equity Ownership Interests in such Subsidiary at such time; provided, that notwithstanding the
                                           --------
foregoing, each of Patriot OP and Wyndham Partnership OP shall be deemed to be a Wholly-Owned Subsidiary except to the extent that Patriot OP Units or Wyndham Partnership OP Units, as the case may be, are issued after the Effective Date to Persons other than the Borrower and its Wholly-Owned Subsidiaries (giving effect to this provision).

          "Wholly-Owned Subsidiary Guarantor" means any Subsidiary Guarantor
           ---------------------------------
that is a Wholly Owned Subsidiary of the Borrower.

          "Wyndham Partnership" means Wyndham International Operating
           -------------------
Partnership, L.P., a Delaware limited partnership.

          "Wyndham Partnership OP Units" means the partnership units of Wyndham
           ----------------------------
Partnership.

          SECTION 1.02  Classification of Loans and Borrowings.  For purposes of
                        --------------------------------------
this Agreement, Loans and Borrowings may be classified and referred to by Type

(e.g., "Eurodollar Loan" or "ABR Loan").
-----

          SECTION 1.03  Terms Generally.  The definitions of terms herein shall
                        ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herewith), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (d) all reference herein to "assets" of any Person shall be construed to mean the assets and properties of such Person.

                                  ARTICLE II


                                  The Credits
                                  -----------

          SECTION 2.01  Commitments.  Subject to the terms and conditions set
                        -----------
forth herein, each Lender agrees to, at its option, either (a) make an increasing rate term loan or increasing rate term loans (each a "Loan" and collectively, the "Loans") to the Borrower or (b) purchase from the Borrower a note or notes (each a "Note" and collectively, the "Notes"), in either case on the Effective Date in an aggregate principal amount not to exceed such Lender's Commitment. For purposes of this Agreement, the purchase of a Note by a Lender shall be deemed to be the making of a Loan, and all amounts outstanding under any Note shall be considered a Loan hereunder. Once repaid, Loans may not be reborrowed.

          SECTION 2.02  Loans and Borrowings.  (a) Each Loan shall be made as
                        --------------------
part of a Borrowing made by the Lenders ratably in accordance with their respective Commitments in effect on the Effective Date immediately prior to the Borrowing on such date. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder;

provided that the Commitments of the Lenders are several and no Lender shall be
--------
responsible for any other Lender's failure to make Loans as required.

          (b) Each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any
                                                              --------
exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) The aggregate principal amount of each Borrowing shall not be less than the Minimum Borrowing Amount. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more
                              --------
than a total of ten Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing of Eurodollar Loans if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03  Requests for Borrowings.  To request a Borrowing, the
                        -----------------------
Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing and (b) in the case of an ABR Borrowing, not later than noon, New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

           (i)   the aggregate amount of the requested Borrowing;

           (ii)  the date of such Borrowing, which shall be a Business Day;

           (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

           (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

           (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
     Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04  Funding of Borrowings.  (a)  Each Lender shall make the
                        ---------------------
Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.05  Interest Elections.  (a)  Each Borrowing initially shall
                        ------------------
be of the Type specified in the initial Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.02 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

              (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

              (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

              (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

              (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.06  Evidence of Debt.  (a)  Each Lender shall maintain in
                        ----------------
accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (b) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (c) The entries made in the accounts maintained pursuant to paragraph
(a) or (b) of this Section shall be prima facie evidence of the existence and
                                    ----- -----
amounts of the obligations
recorded therein; provided that the failure of any Lender or the Administrative
                  --------
Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (d) On or after the Effective Date, any Lender may request that Loans made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04(b)) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such Note is a registered Note, to such payee and its registered assigns).

          SECTION 2.07  Termination of Commitments.  Unless previously
                        --------------------------
terminated, the Total Commitment (and the Commitment of each Lender) shall terminate on the Effective Date after giving effect to the Borrowing of Loans on such date.

          SECTION 2.08  Prepayment of Loans.  The Borrower shall have the right
                        -------------------
to prepay the Loans on the following terms and conditions: (i) the Borrower shall give the Administrative Agent (x) not later than 12:00 noon, New York City time at least one Business Day before the date of prepayment of such Borrower's intent to prepay ABR Loans and (y) not later than 12:00 noon, New York City time at least three Business Days before the date of prepayment of such Borrower's intent to prepay Eurodollar Loans, notice of the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Lenders; (ii) each prepayment of Loans shall be the lesser of (x) the total amount outstanding for each Loan and (y) the Minimum Borrowing Amount, provided that if any partial
                                                --------
prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the relevant Borrower shall have no force or effect; (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among the Lenders which made such Loans
                                --- ----
and (iv) prepayments of Loans shall be subject to Section 2.13.

          SECTION 2.09  Mandatory Applications and Prepayments.  (a)
                        --------------------------------------
Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document all then outstanding Loans shall be repaid in full on the Maturity Date.

          (b) In addition to any other mandatory prepayments pursuant to this
Section 2.09,

          (i) if the Borrower issues Senior Notes after the Effective Date and the Net Cash Proceeds of any such issuance are greater than $250,000,000, the full amount of any such issuance shall be applied as required in accordance with clause (iv) below.

          (ii) If the Borrower issues Senior Notes after the Effective Date and the Net Cash Proceeds of any such issuance are less than or equal to $250,000,000, the Borrower may retain up to $250,000,000 of all such issuances, and shall apply all amounts in excess of $250,000,000 of all such issuances in the aggregate as required in accordance with clause (iv) below.

          (iii) If the Borrower or any of its Subsidiaries incurs or issues unsecured Indebtedness (other than Senior Notes) after the Effective Date and the Net Cash Proceeds thereof are greater than (x) $100,000,000 per incurrence or issuance or (y) $250,000,000 in the aggregate, such excess amount shall be applied in accordance with clause (v) below.

          (iv) All amounts required to be applied in accordance with this clause (iv) shall be applied to repay outstanding Loans.

          (v) All amounts required to be applied in accordance with this clause (v) shall be applied (i) first, at the option of the Borrower, to repay outstanding mortgage Indebtedness, (ii) second, to the extent the Indebtedness which gives rise to such payment obligation is purchase money Indebtedness (including Capital Lease Obligations) or Assumed Indebtedness, to finance such acquisition, (iii) third, at the option of the Borrower, to increase the HIA Reserve Amount, (iv) fourth, to repay outstanding Swingline Loans and Revolving Loans (without any commitment reduction) and
     (v) fifth, to repay Loans and Term Loans then outstanding pro rata (based
                                                               --- ----
     on the principal amount of Loans and Term Loans then outstanding) which give rise to such payment obligation.

          (c) In addition to any other mandatory prepayments pursuant to this
Section 2.09, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Disposition or from any Reinvestment Event (other than relating to Unrestricted Assets), then, unless a Reinvestment Notice shall be delivered in respect of such Reinvestment Event (or such Net Cash Proceeds are applied as permitted pursuant to Section 6.07(b)(iii)), a prepayment of an amount equal to 100% of such Net Cash Proceeds (or the portion thereof not subject to a Reinvestment Notice) shall be applied within five Business Days following such date as follows: (i) first, at the option of the Borrower, to repay mortgage Indebtedness, (ii) second, at the option of the Borrower to increase the HIA Reserve Amount, (iii) third, to repay outstanding Revolving Loans and Swingline Loans (without any commitment reduction) and (iv) fourth, to repay Loans and Term Loans then outstanding pro rata (based on the
                                                       --- ----
principal amount of Loans and Term Loans outstanding). Additionally, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied as required above.

          (d) The application of any prepayment under this Section 2.09 shall be made, (i) first to ABR Loans and, second, to Eurodollar Loans, (ii) pro rata among the Lenders which made such Loans, and (iii) shall be subject to Section
2.13. Each prepayment of the Loans under this Section 2.09 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

          SECTION 2.10  Interest; Fees.  (a)  The Loans comprising each ABR
                        --------------
Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin for ABR Loans.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin for Eurodollar Loans.

          (c) Notwithstanding the foregoing, Additional Interest on each Loan may accrue and be payable to the extent required pursuant to Section 4 of the Registration Rights Agreement.

          (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) to the extent permitted by applicable law in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

          (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant
                                     --------
to paragraph (c) of this Section shall be payable on demand and (ii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          (g) The Borrower agrees to pay to the Administrative Agent, for its own account or for the account of the Lenders, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          SECTION 2.11  Alternate Interest.  If prior to the commencement of any
                        ------------------
Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines in good faith (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective,
(ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 2.12  Increased Costs.  (a)  If any Change in Law shall:
                        ---------------

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

          (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

          (b) If any Lender determines in good faith that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

          (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section including the calculation thereof in reasonable detail shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to
                          --------
compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further, that, if
                                                   ----------------
the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.13  Break Funding Payments.  In the event of (a) the payment
                        ----------------------
of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section
2.08 and is revoked in accordance therewith), (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate (in the case of a Eurodollar Loan) that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. Notwithstanding the foregoing provisions of this Section 2.13, if at any time the Borrower incurs breakage costs under this Section 2.13 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans"), then the Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of the Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and shall provide for investments satisfactory to the Administrative Agent and the Borrower, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loans not initially prepaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Lenders whose Loans would otherwise have been immediately prepaid with the amounts deposited upon the taking of any action by the Administrative Agent or the Lenders pursuant to the remedial provisions of
Article VIII and amounts held as cash collateral pursuant to this Section 2.13 shall, subject to the requirements of applicable law, be immediately applied to the Loans.

          SECTION 2.14  Taxes.  (a)  Any and all payments by or on account of
                        -----
any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the
                                                            --------
Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such Jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law and reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

          SECTION 2.15  Payments Generally; Pro Rata Treatment; Sharing of Set-
                        ------------------------------------------------------
offs.  (a)  The Borrower shall make each payment required to be made by it
----
hereunder (whether of amounts payable under Section 2.12, 2.13 or 2.14, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except that payments pursuant to Sections 2.12, 2.13, 2.14 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

          (b) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans, resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are
                        --------
purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (d) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or 2.15(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.16  Mitigation Obligations, Replacement of Lenders.  (a)  If
                        ----------------------------------------------
any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, in each case in an amount greater than that generally charged by the other Lenders, or if any Lender refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement or the other Loan Documents which have been approved by the Required Lenders as provided in
Section 9.02(b), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior
             --------
written consent of the Administrative Agent, which consent shall not unreasonably be withheld, received and (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III

                         Representations and Warranties
                         ------------------------------

          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrower makes the following representations and warranties, to the Administrative Agent and each Lender, all of which shall survive the execution and delivery of this Agreement and the making of the Loans:

          SECTION 3.01  Financial Condition.  (a)  The unaudited pro forma
                        -------------------                      --- -----
consolidated balance sheet and statement of operations of the Borrower and its consolidated Subsidiaries as at March 31, 1999, or for the period of four consecutive fiscal quarters ended, March 31, 1999 (the "Pro Forma Financial Statements"), copies of which have heretofore been furnished to each Lender, have been prepared giving effect (as if such events had occurred on such date or at the beginning of such period, as the case may be) to (i) the consummation of the Transaction, (ii) the Loans to be made, the initial borrowings to be made under the Senior Credit Facilities and New Preferred Stock to be issued, in each case, on the Effective Date and the use of proceeds thereof and (iii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Financial Statements have been prepared based on the best information available to the Borrower as of the date of delivery thereof, and present a good faith estimate on a pro forma basis of the financial position of Borrower and its
              --- -----
consolidated Subsidiaries as at, or for the period of four consecutive fiscal quarters ended, March 31, 1999 assuming that the events specified in the preceding sentence had actually occurred at such date or at the beginning of such period, as the case may be.

          (b) The audited consolidated balance sheets of the Borrower as at December 31, 1996, December 31, 1997 and December 31, 1998, and the related consolidated statements of operations, stockholder's equity and cash flows for the fiscal years ended on such dates, present fairly the consolidated financial condition of the Borrower as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Borrower as at March 31, 1999, and the related unaudited consolidated statements of operations, stockholder's equity and cash flows for the three-month period ended on such date, present fairly the consolidated financial condition of the Borrower as at such date, and the consolidated results of its operations and its consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements have been prepared in accordance with GAAP applied consistently throughout the periods involved. The Borrower and its Subsidiaries do not have any material contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, all as determined in accordance with GAAP, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from December 31, 1998 to and including the date hereof there has been no Disposition by the Borrower or any of its Subsidiaries of any material part of its business or assets, other than has been disclosed to the Lenders prior to the Effective Date.

          SECTION 3.02  No Change.  Since December 31, 1998 there has been no
                        ---------
development or event that has had or would reasonably be expected to have a Material Adverse Effect.

          SECTION 3.03  Company Existence; Compliance with Law.  Each of the
                        --------------------------------------
Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the Company power and authority, and the legal right, to own and operate its assets, to lease the assets it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign Company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of assets or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified and in good standing would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          SECTION 3.04  Company Power; Authorization; Enforceable Obligations.
                        -----------------------------------------------------
Each Loan Party has the Company power and authority, and the legal right to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary Company action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. All consents or authorizations of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person required in connection with the Transaction and the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents have been obtained and are in full force and effect, except (i) consents, authorizations, filings and notices described in
Schedule VIII. Each Loan Document has been duly executed and delivered on behalf of each Loan Party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          SECTION 3.05  No Violation.  The execution, delivery and performance
                        ------------
of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof (i) will not violate any Requirement of Law or any material Contractual Obligation of the Borrower or any of its Subsidiaries,
(ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than pursuant to the Security Documents) upon any of the properties or assets of the Borrower or any of its Subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries, is a party or by which it or any of its property or assets is bound or to which it may be subject, except to the extent that such conflict or default would not reasonably be expected to have a Material Adverse Effect or (iii) will not violate any provision of any Company Document of the Borrower or any of its Subsidiaries. No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries would reasonably be expected to have a Material Adverse Effect.

          SECTION 3.06  Litigation.  No litigation, investigation or proceeding
                        ----------
of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or. against the Borrower or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) except as set forth on Schedule IX, that would reasonably be expected to have a Material Adverse Effect.

          SECTION 3.07  No Default.  Neither the Borrower nor any of its
                        ----------
Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          SECTION 3.08  Intellectual Property.  The Borrower and each of its
                        ---------------------
Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property which would reasonably be expected to have a Material Adverse Effect, nor does the Borrower know of any valid basis for any such claim. The use of Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person in any material respect, except to the extent that such infringements would not, in the aggregate, be reasonably likely to have a Material Adverse Effect.

          SECTION 3.09  Taxes.  Each of the Borrower and each of its
                        -----
Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its assets and all other taxes, fees or other charges imposed on it or any of its assets by any Governmental Authority to the extent due and payable (other than any the amount or validity of that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be or which would not reasonably be expected to have a Material Adverse Effect); no material tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge, which claim would reasonably be expected to have a Material Adverse Effect.

          SECTION 3.10  Federal Regulations.  No part of the proceeds of any
                        -------------------
Loans will be used for "buying" or "carrying" any "Margin Stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates or is inconsistent with the provisions of the Regulations T, U or X of the Board.

          SECTION 3.11  Labor Matters.  Except as, in the aggregate, would not
                        -------------
reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from the Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the Borrower or the relevant Subsidiary.

          SECTION 3.12  ERISA.  Neither a Reportable Event nor an "accumulated
                        -----
funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Single Employer Plan which would reasonably be likely to have a Material Adverse Effect, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except to the extent that the failure to so comply would not, in the aggregate, be reasonably likely to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred, and no Lien against the Borrower or any Commonly Controlled Entity and in favor of the PBGC or a Single Employer Plan has arisen, during such five-year period which would reasonably be likely to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and based on such information provided to the Borrower by the Sponsors of the Multiemployer Plans, Borrower believes that neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA which would reasonably be likely to have a Material Adverse Effect if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. To the knowledge of the Borrower no such Multiemployer Plan is in Reorganization or in a state of Insolvency.

          SECTION 3.13  Investment Company Act; Other Regulations.  No Loan
                        -----------------------------------------
Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law that limits its ability to incur Indebtedness.

          SECTION 3.14  Public Utility Holding Company Act.  Neither Borrower
                        ----------------------------------
nor its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          SECTION 3.15  Subsidiaries; Joint Ventures.  (a)  On the Effective
                        ----------------------------
Date, Schedule VI sets forth the name and jurisdiction of formation of each Subsidiary and Joint Venture owned directly or indirectly by the Borrower on such date and, as to each such Subsidiary or Joint Venture, the percentage of each class of Equity Ownership Interest therein owned by the Borrower or any of its Subsidiaries, (b) Section 5.09(b)(C) shall have been complied with, to the extent required thereby, in respect of each Subsidiary or Joint Venture of the Borrower acquired or created after the Effective Date and (c) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than (i) stock options granted to employees or directors and directors' qualifying shares and (ii) Buy/Sell Arrangements) of any nature relating to any Equity Ownership Interests of the Borrower or any Equity Ownership Interest in any Subsidiary, except as set forth on Schedule V.

          SECTION 3.16  Use of Proceeds; Margin Regulations.  (a)  The proceeds
                        -----------------------------------
of the Loans shall be used by the Borrower, subject to the other restrictions set forth in this Agreement, to fund the Transaction and related fees and expenses.

          (b) Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other extension of credit under the Loan Documents will violate or be inconsistent with the provisions of Regulation T, U or X of the Board. At the time of the making of each Loan, and after giving effect thereto and the use of the proceeds thereof, no more than 25% of the value (as defined in Regulation U of the Board) of the assets of the Borrower, and of the Borrower and its Subsidiaries on a consolidated basis, subject to the restrictions in Section 6.03 and 6.05 shall constitute Margin Stock. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or FR Form G-3, as applicable, referred to in Regulation U.

          SECTION 3.17  Hotels.  (a)  The Borrower and each of its Subsidiaries,
                        ------
and to the best knowledge of the Borrower, its Joint Ventures, has good and marketable fee simple absolute title to all material Real Property purported to be owned by them, and has good and marketable title to, or valid leasehold interests in, all other material Real Property purported to be leased by them, free and clear of all Liens, other than Permitted Liens. Schedule X contains a true and complete list of each Hotel owned or leased by the Borrower, any of its Subsidiaries, or any of its Joint Ventures on the Effective Date, and the type of interest therein held by the Borrower or any of its Subsidiaries.

          (b) All material Real Property leased on the Effective Date by the Borrower or any of its Subsidiaries as tenant, or any of their Joint Ventures is listed on Schedule X. To the best knowledge of the Borrower, each of such leases is valid and enforceable in accordance with its terms and is in full force and effect in all material respects. None of the Borrower, nor its Subsidiaries, nor, to the best knowledge of the Borrower, any of its Joint Ventures, or any other party to any such lease is in default of its obligations thereunder or has delivered or received any notice of default under any such lease, nor has any event occurred which, with the giving of notice, the passage of time or both, would constitute a default under any such lease, except for defaults which would not reasonably be expected to have a Material Adverse Effect.

          (c) Each ground lease with respect to any Hotel which is located on a Leasehold is in full force and effect and no party thereto has denied or disaffirmed any of its material obligations thereunder or has defaulted (beyond applicable cure and notice periods) in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto, except in the case of any ground leases such denials, disaffirmations and defaults as would not reasonably be expected to have a Material Adverse Effect.

          (d) Each Hotel complies in all material respects with (i) all Requirements of Law, (ii) all material consents, licenses (including liquor licenses), certificates and permits required by all Requirements of Law for the operation of each Hotel have been obtained and are in full force and effect and
(iii) all utility services and facilities necessary for the operation of each

Hotel are available at such Hotel, except in the case of clauses (i), (ii) and
(iii) such non-compliances or failures to comply, obtain or have in full force and effect and available as would not reasonably be expected to have a Material Adverse Effect.

          SECTION 3.18  Environmental Matters.  Except as, in the aggregate,
                        ---------------------
would not reasonably be expected to have a Material Adverse Effect:

          (a) to the best knowledge of the Borrower, the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

          (b) neither the Borrower nor any of its Subsidiaries has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business"), nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

          (c) to the best knowledge of the Borrower, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

          (d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business;

          (e) to the best knowledge of the Borrower, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

          (f) the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

          (g) neither the Borrower nor any of its Subsidiaries has assumed any liability of any other Person under Environmental Laws.

          SECTION 3.19  Accuracy of Information, etc.  No statement or
                        -----------------------------
information contained in this Agreement, any other Loan Document, or any other document, certificate or statement furnished by or on behalf of any Loan Party (other than the Projections, pro forma financial information and forecasts) to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances in which such statements are made. The Projections and pro forma financial information
                                          --- -----
contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such Projections and financial information as they relate to future events are not to be viewed as fact, that such Projections and financial information are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower and its Subsidiaries and that actual results during the period or periods covered by such financial information may differ from the projected or estimated results set forth therein by a material amount. As of the date hereof, there is no fact known to any Loan Party that would reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

          SECTION 3.20  Security Documents.  The Guaranty and Collateral
                        ------------------
Agreement is, and after the execution and delivery thereof, each other Security Document will be, effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein. In the case of the certificated Pledged Stock described in the Guaranty and Collateral Agreement, when stock certificates representing such certificated Pledged Stock are delivered to the Administrative Agent, in the case of Pledged Notes described in the Guaranty and Collateral Agreement, when the intercompany promissory notes representing such Pledged Notes and in the case of the other Collateral described in the Guaranty and Collateral Agreement, when financing statements and other filings specified in the opinion delivered pursuant to Section 4.01(g) (or otherwise notified to the Administrative Agent) in appropriate form are filed in the offices specified on Annex B to the Guaranty and Collateral Agreement (or otherwise notified to the Administrative Agent), the Guaranty and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guaranty and Collateral Agreement), in each case prior and superior in right to any other Person except, and subject to, Permitted Liens (except, in the case of Collateral consisting of Pledged Stock or, Pledged Notes, subject only to Permitted Liens described in
Section 6.03).

          SECTION 3.21  Solvency.  The Loan Parties (taken as a whole) are, and
                        --------
after giving effect to the Restructuring and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

          SECTION 3.22  Existing Indebtedness.  Schedule XI sets forth a true
                        ---------------------
and complete list of all Existing Indebtedness constituting borrowed money and guarantees of same of the Borrower and its Subsidiaries in excess of $1,000,000 as of the Effective Date and intended to remain outstanding after such date, in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

          SECTION 3.23  Year 2000 Matters.  Any reprogramming required to permit
                        -----------------
the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year 2000) in and following the year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by the Borrower or any of its Subsidiaries in the conduct of their business, and the testing of all such systems and other equipment as so reprogrammed, will be completed by October 31, 1999, except to the extent that the failure to so reprogram and test would not reasonably be expected to have a Material Adverse Effect. The costs to the Borrower and its Subsidiaries that have not been incurred as of the date hereof for such reprogramming and testing would not reasonably be expected to have a Material Adverse Effect.

          SECTION 3.24  Transaction.  As of the Effective Date, (i) the
                        -----------
Transaction has been consummated in all material respects in accordance with the terms of the respective Transaction Documents (except as approved by the Administrative Agent, such approval not to be unreasonably withheld) and all applicable laws, (ii) all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction will have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained), except where the failure to so obtain, give, file or take would not be reasonably expected to have a Material Adverse Effect,
(iii) all applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction, (iv) there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or any Loan or the performance by any Loan Party of its obligations under the respective Documents, (v) all actions taken by each Loan Party pursuant to or in furtherance of the Transaction have been taken in material compliance with the respective Documents (except for modifications and waivers consented to by the Administrative Agent pursuant to
Section 4.01(b)) and all applicable laws and (vi) all representations and warranties of the Loan Parties contained in the Transaction Documents and made (or deemed made) on the Effective Date shall be true and correct in all material respects on such date.

                                  ARTICLE IV

                             Conditions Precedent
                             --------------------

          SECTION 4.01  Conditions to Initial Loan.  The agreement of each
                        --------------------------
Lender to make the initial Loan requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such Loan on the Effective Date, of the following conditions precedent:

          (a) Increasing Rate Note Purchase and Loan Agreement; Guaranty and
              --------------------------------------------------------------
Collateral Agreement.  The Administrative Agent shall have received (i) this
--------------------
Agreement, executed and delivered by the Administrative Agent, the Lenders and the Borrower, (ii) the Guaranty and Collateral Agreement, executed and delivered by the Borrower and each Subsidiary Guarantor and (iii) an Acknowledgment and Consent in the form attached to the Guaranty and Collateral Agreement, executed and delivered by each Issuer, if any, that is not a Loan Party.

          (b) Transaction, etc.  (i)  On or prior to the Effective Date, there
              -----------------
shall have been delivered to the Lenders copies of all Transaction Documents, all of which shall be certified by a Responsible Officer of the Borrower and/or its Subsidiaries as true and correct and be in full force and effect and shall be in form and substance reasonably satisfactory to the Administrative Agent and the Lenders. On the Effective Date, the Transaction shall have been consummated in accordance with the Transaction Documents and all applicable laws. All conditions to the consummation of the Transaction under the Transaction Documents and related material agreements shall have been satisfied, without waiver or modification (except with the consent of the Administrative Agent, which consent shall not be unreasonably withheld).

          (ii) In connection therewith, the transactions described below (and to the extent any of the other transactions described on the Sources and Uses Table attached to the Securities Purchase Agreement (and updated through the Effective
Date) are to be consummated with such transactions) shall have been consummated prior to or concurrently with the funding of the initial Loans hereunder and pursuant to documents, and in a manner, reasonably satisfactory to the Administrative Agent and the Lenders:

          (A) the Borrower shall have received at least $1,000,000,000 in gross cash proceeds from the issuance of New Preferred Stock to the Sponsors, provided that such amount may be reduced by (x) the excess cash proceeds of dispositions of Arcadian Hotels (such reduction not to exceed $300,000,000) as more fully described in the Securities Purchase Agreement, so long as all proceeds thereof have been used to permanently repay outstandings under the Existing Credit Agreement and (y) an amount not to exceed $45,000,000 so long as the Sponsor obligated to invest such amount shall be obligated to do so within two days in a manner satisfactory to the Administrative Agent (it being agreed and understood that the failure of the Borrower to receive such amount shall be an Event of Default);

          (B) the Borrower shall have received at least $1,300,000,000 in gross cash proceeds from the incurrence of the Term Loans;

          (C) the Borrower shall have settled for cash its outstanding Existing Equity Forwards (to the extent not previously settled by the sale of Old Patriot common stock by any counterparty thereto) and repaid and/or refinanced its Indebtedness (other than Existing Indebtedness); and

          (D) (x) the Administrative Agent shall have received satisfactory evidence that the Existing Credit Agreement shall have been terminated and all amounts thereunder shall have been paid in full and (y) satisfactory arrangements shall have been made for the termination of all Liens granted in connection therewith.

          (c) Pro Forma Financial Statements.  The Lenders shall have received
              ------------------------------
the Pro Forma Financial Statements.

          (d) Lien Searches.  The Administrative Agent shall have received the
              -------------
results of a recent lien search in each of the jurisdictions where the Borrower and its material Subsidiaries are incorporated and to the extent requested by the Administrative Agent, where material assets of the Loan Parties are located, and such search shall reveal no liens on any of the assets of the Borrower or its Subsidiaries, except for Permitted Liens and Liens discharged on or prior to the Effective Date.

          (e) Fees.  The Lenders and the Administrative Agent shall have
              ----
received all fees required to be paid by the Borrower, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent), on or before the Effective Date. All such amounts may be paid with proceeds of Loans made on the Effective Date and, to the extent paid in such manner, will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Effective Date.

          (f) Closing Certificate.  The Administrative Agent shall have
              -------------------
received, a certificate of each Loan Party, dated the Effective Date, substantially in the form of Exhibit E with appropriate insertions and attachments.

          (g) Legal Opinions.  The Administrative Agent shall have received the
              --------------
legal opinion of Goodwin Procter & Hoar LLP, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit F.

          (h) Pledged Stock; Stock Powers; Pledged Notes.  The Administrative
              ------------------------------------------
Agent shall have received (i) the certificates representing the shares of certificated capital stock pledged pursuant to the Guaranty and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note pledged to the Administrative Agent pursuant to the Guaranty and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

          (i) Filings, Registrations and Recordings.  Each document (including
              -------------------------------------
any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall be in proper form for filing, registration or recordation.

          (j) Registration Rights Agreement.  Chase, as Representative, shall
              -----------------------------
have received an executed copy of the Registration Rights Agreement.

          (k) Solvency Certificate.  The Administrative Agent shall have
              --------------------
received a solvency certificate from a member of senior management the Borrower in the form of Exhibit G.

          (l)  Representations and Warranties.  Each of the representations and
               ------------------------------
warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (unless such representations expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date).

          (m)  No Default.  No Default or Event of Default shall have occurred
               ----------
and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          The Borrower hereby agrees that, so long as any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall and shall cause each of its Subsidiaries (and each of its Unrestricted Subsidiaries with respect to Section 5.11 described below) to:

          SECTION 5.01  Financial Statements.  Furnish to the Administrative
                        --------------------
Agent with sufficient copies for each Lender:

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the notes thereto).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          SECTION 5.02  Certificates; Other Information.  Furnish to the
                        -------------------------------
Administrative Agent with sufficient copies for each Lender (or, in the case of clause (i), to the relevant Lender):

          (a) concurrently with the delivery of the financial statements referred to in Section 5.01(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of any financial statements pursuant to Section 5.01, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) beginning with the Compliance Certificate for the Fiscal Quarter ending September 30, 1999, a Compliance Certificate containing all information and calculations necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be and (y) to the extent not previously disclosed to the Administrative Agent pursuant to this clause
     (y), a listing of each new Subsidiary of any Loan Party acquired or created by any Loan Party since the date of the most recent list delivered pursuant to this clause (y) (or, in the case of the first such list so delivered, since the Effective Date);

          (c) as soon as available, and in any event no later than 60 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on estimates, information and assumptions believed by such Responsible Officer to be reasonable;

          (d) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year; provided that
                                                                 --------
     delivery of such narrative discussion and analysis on Form 10-Q filed with the SEC with respect to such fiscal quarter shall be deemed to satisfy the foregoing requirement;

          (e) promptly after the receipt thereof by the Borrower, a copy of any "management letter" addressed to the board of directors of the Borrower or any of its Subsidiaries from its certified public accountants and any internal control memoranda relating thereto;

          (f) at the time of the delivery of the financial statements described in Section 5.01, a certificate of the chief financial officer of the Borrower, identifying all Asset Dispositions and Reinvestment Events made during the fiscal quarter of the Borrower, and the proceeds thereof, and, except as previously disclosed as having been reinvested or otherwise applied as required by this Agreement, pursuant to this Section (f), the information tracking all Asset Dispositions and Reinvestment Events made prior such fiscal quarter as to the status of the proceeds, thereof, including whether such proceeds were reinvested or otherwise used as required under this Agreement;

          (g) no later than five Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to the Senior Note Indenture or the Senior Credit Facilities as to which the Senior Note Indenture or the Senior Credit Facilities require the approval of any percentage of the holders of Indebtedness thereunder;

          (h) within five Business Days after the same are sent, copies of all financial statements and reports that the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five Business Days after the same are filed, copies of all financial statements and reports that the Borrower may make to, or file with, the SEC; and

          (i) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          SECTION 5.03  Payment of Obligations.  Pay, discharge or otherwise
                        ----------------------
satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except (i) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be or
(ii) where the failure to pay, discharge or satisfy would not, in the aggregate, be reasonably likely to have a Material Adverse Effect.

          SECTION 5.04  Maintenance of Existence; Compliance.  (a)  (i)
                        ------------------------------------
Preserve, renew and keep in full force and effect its corporate existence and
(ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.04 and except, in the case of clause (ii) above, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          SECTION 5.05  Maintenance of Property; Insurance.  (a)  Keep all
                        ----------------------------------
property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted in accordance with industry standards and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption expense coverage) as are usually insured against in the same general area by companies engaged in the same or a similar business.

          SECTION 5.06  Inspection of Property; Books and Records; Discussions.
                        ------------------------------------------------------
(a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender, upon reasonable prior notice, to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

          SECTION 5.07  Notices.  Promptly give notice to the Administrative
                        -------
Agent with sufficient copies for each Lender of:

          (a) the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding that may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, that in either case would reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount claimed is $15,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought which would reasonably be expected to have a Material Adverse Effect;

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof, to the extent such events, in the aggregate, would be reasonably likely to have a
     Material Adverse Effect:   (i) the occur-
     rence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan; and

          (e) any development or event that has had or would reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 5.07 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.

          SECTION 5.08  Environmental Laws.  Except as would not reasonably be
                        ------------------
expected to have a Material Adverse Effect:

          (a) Comply with, and contractually require compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and contractually require that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

          SECTION 5.09  Additional Collateral; New Subsidiaries, etc.  (a)  At
                        ---------------------------------------------
the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time (subject to the rights and interests in connection with Liens permitted by Section 6.03 (g)) such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral covered by the Security Documents as the Collateral Agent may reasonably require. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel from any foreign jurisdiction of formation of any Issuer or Loan Party and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section
5.09 has been complied with.

          (b) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary) created or acquired after the Effective Date by the Borrower or its Subsidiaries (which, for the purposes of this paragraph (b), shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary), shall promptly (and in any event within 30 days) (unless the Administrative Agent otherwise consents, in its reasonable discretion, based on the economic or other burdens of effecting the following) (i) execute and deliver to the Administrative Agent such amendments to the Security Documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Equity Ownership Interest of such new Subsidiary that is owned by the Borrower or any of its Subsidiaries, (ii) to the extent such ownership interest is evidenced by certificated capital stock, deliver to the Administrative Agent the certificates representing such together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be and (iii) cause such new Subsidiary (A) to become a party to the Guaranty and Collateral Agreement, (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guaranty and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guaranty and Collateral Agreement or by law or as may be requested by the Administrative Agent and (C) to deliver to the Collateral Agent a certificate of such Subsidiary, substantially in the form of Exhibit H to the Guaranty and Collateral Agreement, with appropriate insertions and attachments. With respect to any new Joint Venture created or acquired after the Effective Date by the Borrower or any Subsidiary Guarantor, the actions described in clauses (i) and
(ii) above shall be taken as if such Joint Venture were a Subsidiary and none of the actions described in clause (iii) above shall be required to be taken. Notwithstanding the foregoing provisions of this paragraph (b), none of the actions described in clauses (i), (ii) and (iii) above shall be required to be taken with respect to any Subsidiaries and Joint Ventures financed pursuant to
Section 6.02 (e) or with respect to Special Purpose Subsidiaries.

          (c) With respect to any new Excluded Foreign Subsidiary created or acquired after the Effective Date by the Borrower or any of its Subsidiaries, promptly (unless the Administrative Agent otherwise consents, in its reasonable discretion, based on the economic or other burdens of effecting the following)
(i) execute and deliver to the Administrative Agent such amendments to the Guaranty and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Equity Ownership Interest of such new Subsidiary that is owned by the Borrower or any of its Subsidiaries (provided that in no event shall more than 65% of the total outstanding voting Equity Ownership Interests of any such new Subsidiary be required to be so pledged) and (ii) and in the case such Equity Ownership Interest is evidenced by certificated capital stock, deliver to the Administrative Agent the certificates representing such certificated capital stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Administrative Agent's security interest therein.

          SECTION 5.10  Year 2000 Compliance.  Perform any reprogramming that
                        --------------------
the Borrower deems necessary to permit the proper functioning of the Borrower and its Subsidiaries with minimal interruption, in and following the year 2000, of (i) the Borrower's and each of its Subsidiaries' computer systems and (ii) equipment containing embedded microchips and the testing of all such systems and equipment, which reprogramming will be completed by October

31, 1999, in each case, except to the extent that the failure to effect such reprogramming and testing would not be reasonably expected to result in a Material Adverse Effect.

          SECTION 5.11 Maintenance of Separateness.  Satisfy customary corporate
                       ---------------------------
formalities including the holding of regular board of directors' and shareholders' meetings and the maintenance of corporate offices and records. None of the Borrower nor any of its Subsidiaries shall make any payment to a creditor of any Unrestricted Subsidiary or Joint Venture in respect of any liability of any Unrestricted Subsidiary or Joint Venture which is not a liability of the Borrower or such Subsidiary (other than Guarantee Obligations by the Borrower or any Subsidiary of the obligations of Joint Ventures permitted hereunder), and no bank account of any Unrestricted Subsidiary or Joint Venture shall be commingled with any bank account of the Borrower or any of its Subsidiaries. Any financial statements distributed to any creditors of any Unrestricted Subsidiary or Joint Venture shall, to the extent permitted by GAAP, clearly establish the corporate separateness of such Unrestricted Subsidiary or Joint Venture from the Borrower and its Subsidiaries. Finally, neither the Borrower nor any of its Subsidiaries or Unrestricted Subsidiaries shall take any action, or conduct its affairs in a manner, which could result in the corporate existence of any Unrestricted Subsidiary being ignored, or in the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of any Unrestricted Subsidiary or Joint Venture in a bankruptcy, reorganization or other insolvency proceeding.

          SECTION 5.12  Registration Rights Agreement.  Without limiting the
                        -----------------------------
foregoing, in the circumstances contemplated by Section 2 of the Registration Rights Agreement, but subject to the last proviso of Section 4(a) of the Registration Rights Agreement, the Borrower shall enter into an indenture which is identical in all material respects to the substantive terms of this Agreement (other than (i) such changes to the indenture as are necessary to comply with the express requirements of the Trust Indenture Act of 1940, as amended, (ii) the holders of Exchange Notes shall not have the benefit of the "Guaranty" under the Guaranty and Collateral Agreement or the pledge and security interests granted by the Guarantors thereunder (and each Lender hereby acknowledges and agrees that upon its acceptance of an Exchange Note in exchange for its Note, it shall thereafter hold an unsecured obligation of the borrower which shall not have the benefit of any guaranties or other credit support), (iii) the indenture shall provide that, subject to Section 9.02(c), holders of Loans and holders of Exchange Notes, collectively on a combined basis, will vote as one class (for all purposes of this Agreement and the Exchange Notes Indenture) except as mandated by the express requirements of the Trust Indenture Act) (with such indenture being herein called the "Exchange Notes Indenture") and shall issue in exchange for outstanding Notes, in accordance with the requirements of the Registration Rights Agreement, Exchange Notes thereunder. Notwithstanding anything to contrary contained elsewhere in this Agreement or in the Registration Rights Agreement, the forms of the Exchange Notes and Exchange Notes Indenture shall be required to be submitted in advance to the Administrative Agent and shall be required to be reasonably satisfactory to it.

                                  ARTICLE VI

                              Negative Covenants
                              ------------------

          The Borrower hereby agrees that, so long as any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          SECTION 6.01  Financial Covenants.
                        -------------------

          (a) Total Leverage Ratio.  Permit the Total Leverage Ratio to exceed
              --------------------
on the last day of any Test Period ending during any period set forth below to exceed the ratio set forth below opposite such period.

                                                     Total
          Period                                 Leverage Ratio
          ------                                 --------------

          September 30, 1999 until
          December 31, 2000                      6.50 to 1.00

          January 1, 2001 until
          December 31, 2001                      6.25 to 1.00

          January 1, 2002 until
          December 31, 2002                      6.00 to 1.00

          January 1, 2003 until
          December 31, 2003                      6.00 to 1.00

          January 1, 2004 until
          December 31, 2004                      5.75 to 1.00

          Thereafter                             5.75 to 1.00


          (b) Senior Secured Leverage Ratio.  Permit the Senior Secured Leverage
              -----------------------------
Ratio on the last day of any Test Period ending during any period set forth below to exceed the ratio set forth below opposite such period:

                                                         Senior
          Period                                 Secured Leverage Ratio
          ------                                 ----------------------

          September 30, 1999 until
          December 31, 2000                      5.95 to 1.00

                                                         Senior
          Period                                 Secured Leverage Ratio
          ------                                 ----------------------

          January 1, 2001 until
          December 31, 2001                      5.75 to 1.00

          January 1, 2002 until
          December 31, 2002                      5.50 to 1.00

          January 1, 2003 until
          December 31, 2003                      5.25 to 1.00

          January 1, 2004 until
          December 31, 2004                      5.00 to 1.00

          Thereafter                             4.75 to 1.00


          (c) Interest Coverage Ratio.  Permit the Interest Coverage Ratio to be
              -----------------------
less than (x) for any Test Period ending after June 30, 1999 and on or prior to December 31, 2001, 2.00 to 1.00, (y) for any Test Period ending after December 31, 2001 and on or prior to December 31, 2002, 2.10 to 1.00 and (z) for any Test Period ending after December 31, 2002, 2.20 to 1.00.

          SECTION 6.02  Indebtedness.  Create, issue, assume, become liable in
                        ------------
respect of or suffer to exist any Indebtedness, except:

          (a) Indebtedness of any Loan Party pursuant to any Loan Document or pursuant to the Exchange Notes or Exchange Notes Indenture;

          (b) Unsecured intercompany Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary, provided that (i) if the obligor under any such Indebtedness is a Loan Party, such intercompany Indebtedness shall be subordinated to the Obligations of such Loan Party and (ii) if the obligor thereunder is not a Loan Party and the holder of such Indebtedness is a Loan Party, such holder shall receive an intercompany note as evidence thereof and pledge the same pursuant to the Security Documents;

          (c) Guarantee Obligations (i) by the Borrower in respect of obligations of its Subsidiaries or Joint Ventures, (ii) by any Wholly-Owned Subsidiary Guarantor of any obligations of any other Wholly-Owned Subsidiary Guarantor, (iii) by any Subsidiary of any obligations of any Person acquired by it which Person becomes a Subsidiary after giving effect to such acquisition so long as such acquisition is permitted under this Agreement and (iv) by any Special Purpose Subsidiary of any obligations of any other Special Purpose Subsidiary;

          (d) Existing Indebtedness outstanding on the date hereof (the "Existing Indebtedness") and to the extent constituting borrowed money and guarantees of same of the Borrower and its Subsidiaries in excess of $1,000,000 as of the Effective Date and intended to remain outstanding after such date (excluding the Loans and intercompany Indebtedness between or among the Borrower and its Wholly-Owned Subsidiaries) and listed on
     Schedule XI and any refinancings, refundings, renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount thereof or securing such Indebtedness with Liens on assets not otherwise securing such Indebtedness on the Effective Date);

          (e) Indebtedness (including, without limitation, Capital Lease Obligations and refinancings of such Indebtedness) secured by Liens permitted by Section 6.03 (g); provided that (i) such Indebtedness shall be
                                    --------
     incurred without recourse to any Subsidiary of the Borrower other than the Subsidiary incurring such Indebtedness, (ii) such Indebtedness may be incurred with recourse to the Borrower (or supported by an unsecured guaranty by the Borrower) and (iii) the principal amount of such Indebtedness used to acquire Equity Ownership Interests shall not exceed $150,000,000 in the aggregate;

          (f) Indebtedness of the Borrower and its Subsidiaries in respect of the Senior Credit Facilities or (ii) Indebtedness of the Borrower in respect of any Senior Notes issued after the Effective Date, the proceeds of which are applied as required in Section 2.09;

          (g) Assumed Indebtedness incurred pursuant to Permitted Acquisitions (including refinancings, refundings, renewals or extensions thereof) or Exchanges permitted under Section 6.05(c)(i) or (ii); provided that (i)
                                                           --------
     such Indebtedness shall be incurred without recourse to any Subsidiary of the Borrower other than the Subsidiary making such Permitted Acquisition and any Person that becomes a Subsidiary as a result of such Permitted Acquisition and (ii) such Indebtedness may be incurred with recourse to the Borrower (or supported by an unsecured guarantee by the Borrower);

          (h) Indebtedness (x) in an aggregate amount not to exceed at any time $200,000,000 with respect to construction loans, completion guarantees, performance bonds, surety bonds or customs bonds required in the ordinary course of business or (y) in an aggregate principal amount not to exceed at any time $15,000,000 in connection with appeal bonds or the enforcement of rights or claims of the Borrower or any of its Subsidiaries or in connection with judgments that do not result in a Default under Section
     7.07 or an Event of Default;

          (i) No more than $200 million of additional secured Indebtedness outstanding at any time (the "Additional Basket Amount") secured by the assets owned or leased by the Borrower or its Subsidiaries on the Effective Date (or Reinvestment Assets to the extent acquired with the proceeds of the Disposition of such assets or pursuant to an Exchange in respect or such assets (but excluding Unrestricted Assets)); provided, that (i) such
                                                       --------
     Additional Basket Amount may be reduced or increased (but not above $200 million (or $400 million if no Loans are outstanding)), as such amount may be increased under clause (ii) below) as follows: (A) such amount shall be increased by an amount equal to the product of (1) the then existing Additional Basket Amount multiplied by (2) a fraction, the numerator of which is (I) (x) 70% of the fair market value (determined in good faith by the senior management of the Borrower) of assets which are acquired and are Unencumbered after the Effective Date or become Unencumbered after the Effective Date as a result of the repayment of Indebtedness and (y) 70% of the amount invested in Unencumbered assets (other than investments consisting of maintenance Capital Expenditures) and the denominator of which is (II) 70% of the fair market value (determined in good faith by the senior management of the Borrower) of all assets which are Unencumbered immediately prior to giving effect to such acquisition, repayment and investment and (B) such amount shall be decreased by an amount equal to the product of (1) the then existing Additional Basket Amount multiplied by (2) a fraction, the numerator of which is (I) 70% of the fair market value (determined in good faith by the senior management of the Borrower) of Unencumbered assets which are disposed of after the Effective Date, or assets which were Unencumbered prior to the determination of the status thereof, and no longer are Unencumbered as a result of the incurrence of Indebtedness secured by such asset or the Equity Ownership Interest of the Subsidiary which owns such asset and the denominator of which is (II) 70% of the fair market value (determined in good faith by the senior management of the Borrower) of all assets which are Unencumbered at the time of such determination, immediately prior to giving effect to such disposition and incurrence, (ii) from and after the first time the Senior Secured Leverage Ratio (calculated on a Pro Forma Basis) at the time of incurrence of such Indebtedness is less than (x) 3.5 to 1.0, such amount of additional Indebtedness shall be increased to $375 million and (y) 3.0 to 1.0, such amount of additional Indebtedness shall be increased to $550 million and
     (iii) the loan to value ratio of any such Indebtedness to the assets so encumbered shall not be less than 50%;

          (j) Additional unsecured Indebtedness of the Borrower and its Subsidiaries, provided, that such Indebtedness is not of the type described
                   --------
     in clauses (b), (e), (f), (h) or (k) of this Section 6.02;

          (k) Indebtedness under Forward Purchase Obligations not to exceed $200 million at any time outstanding; and

          (l) Indebtedness in an aggregate principal amount not to exceed $15,000,000 at any time outstanding secured by Liens under the Security Documents on a pari passu basis with the Obligations as set forth therein.

          SECTION 6.03  Liens. Create, incur, assume or suffer to exist any Lien
                        -----
upon any of its assets, whether now owned or hereafter acquired, except ("Permitted Liens"):

          (a) Liens for taxes, assessments or governmental charges or levies not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are
                  --------
     maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that do not in the aggregate materially detract from the value of the assets of the Borrower and its Subsidiaries taken as a whole or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or that are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, purchase contracts, construction contracts, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (f) Liens in existence on the date of this Agreement securing Existing Indebtedness (including refinancings thereof permitted under Section 6.02(d), provided that no such Lien is spread to cover any additional
              --------
     assets after the Effective Date (other than "products" and "proceeds" thereof or customary after acquired property, as each such term is defined in the Uniform Commercial Code of the State of New York) and that the amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness (including refinancings of such Indebtedness) of the Borrower or any other Subsidiary incurred pursuant to
     Section 6.02(e) to finance the acquisition of or improvement to fixed or capital assets or the acquisition or creation after the Effective Date of Equity Ownership Interests in Subsidiaries and/or Joint Ventures, provided
                                                                       --------
     that (i) such Liens shall be created substantially simultaneously with (or within 90 days after) the acquisition or creation of or improvement to such fixed or capital assets or such Equity Ownership Interests (or refinancings thereof subject to clauses (ii) and (iii) below), (ii) such Liens do not at any time encumber any assets other than the assets or such Equity Ownership Interests financed or improved by such Indebtedness (including the "products" and "proceeds" thereof or customary after acquired property, as each such term is defined in the Uniform Commercial Code of the State of New York) and (iii) with respect to refinancings thereof, the amount of Indebtedness secured thereby is not increased;

          (h) Liens created pursuant to the Security Documents;

          (i) any interest or title of a lessor or licensor under any lease or license (including subleases or sublicenses) entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased;

          (j) Liens securing Assumed Indebtedness and Exchanges permitted pursuant to Section 6.05(c)(i) and (ii) (or refinancings thereof), provided
                                                                        --------
     that such Liens (i) were not incurred in contemplation of the Permitted Acquisition consummated in conjunction with the assumption of such Assumed Indebtedness (or refinancing thereof) and (ii) do not encumber any assets other than the assets acquired pursuant to such acquisition;

          (k) Liens securing Indebtedness of the Borrower or any Subsidiary incurred pursuant to Sections 6.02(h), (i) and (j);

          (l) Liens arising from judgments, decrees or attachments or securing appeal bonds in circumstances not constituting a Default under Section 7.07 or an Event of Default, provided that the amount of cash and assets
                             --------
     (determined on a fair market value basis) deposited or delivered to secure the respective judgment or decree or subject to attachment or appeal bond shall not exceed $15,000,000 at any time outstanding;

          (m) (i) Liens to secure the performance by the Borrower and its Subsidiaries of leases of Real Property or personal property, to the extent incurred or made in the ordinary course of business, (ii) licenses, sublicenses, leases or subleases entered into the ordinary course of business not interfering in any material respect with the business of the Borrower and its Subsidiaries, (iii) Liens arising from precautionary Uniform Commercial Code financing statements regarding operating leases, and (iv) statutory and common law landlords' liens under leases to which any of the Borrower and its Subsidiaries is a party;

          (n)  Permitted Encumbrances;

          (o) Liens in favor of the Borrower or any of its Subsidiary Guarantors granted by any Subsidiary; and

          (p) Customary Liens encumbering the Equity Ownership Interests owned by the Borrower, any of its Subsidiaries or any Joint Venture (which Equity Ownership Interests are not required to be pledged pursuant to the Guarantee and Collateral Agreement) granted in favor of any non-Affiliate partners or members in any Joint Venture or non-Wholly Owned Subsidiary owned by Borrower or any Subsidiary and for failure of such Person to perform its obligations under the relevant Company Documents.

          SECTION 6.04  Fundamental Changes.  Enter into any merger,
                        -------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of, all or substantially all of its assets, or business, except that:

          (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or
                           --------
     surviving corporation) or with or into any Subsidiary (provided that if any
                                                            --------
     such Subsidiary is a Subsidiary Guarantor or Wholly-Owned Subsidiary Guarantor, such Subsidiary Guarantor or Wholly- Owned Subsidiary Guarantor, as the case may be, shall be the continuing or surviving corporation);

          (b) any Subsidiary of the Borrower may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Subsidiary Guarantor; and

          (c) any Permitted Acquisition or Exchange may be structured as a merger with or into the Borrower (provided that the Borrower shall be the
                                       --------
     continuing or surviving corporation) or with or into any Subsidiary (provided that if any such Subsidiary is a Subsidiary Guarantor or Wholly-
     ---------
     Owned Subsidiary Guarantor, such Subsidiary Guarantor or Wholly-Owned Subsidiary Guarantor, as the case may be, shall be the continuing or surviving corporation); and

          (d) the Borrower and its Subsidiaries may Dispose of Unrestricted Assets.

          SECTION 6.05  Disposition of Assets or Equity Ownership Interests.
                        ---------------------------------------------------
Dispose of any of its assets, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any Equity Ownership Interest of such Subsidiary to any Person, except:

          (a) the Disposition of (i) obsolete, damaged or worn out assets in the ordinary course of business and (ii) Unrestricted Assets;

          (b) the sale of inventory in the ordinary course of business;

          (c) the following Dispositions (collectively "Exchanges") shall be permitted: (i) like-kind exchanges pursuant to and in compliance with
     Section 1031 of the Code (with any Net Cash Proceeds received in connection therewith not subject to a Reinvestment Notice to be applied as required under Section 2.09, (ii) a simultaneous exchange of assets for assets (with any Net Cash Proceeds received in connection therewith not subject to a Reinvestment Notice to be applied as required under Section 2.09) and (iii) Dispositions of Non-Core Assets and Core Assets, for an amount equal to at least the fair market value thereof (determined in good faith by the senior management of the Borrower), for at least 75% cash consideration, provided
                                                                       --------
     that (A) on the date of consummation of any Exchange, the Borrower shall deliver a Reinvestment Notice with respect thereto and any Reinvestment Prepayment Amount in respect thereof is applied as required under Section
     2.09 and (B) all Net Cash Proceeds of Exchanges resulting from Dispositions of Core Assets shall be reinvested in Core Assets;

          (d) Assets Dispositions (including pursuant to Buy/Sell Agreements) consisting of (i) Non-Core Assets and (ii) Core Assets, the Net Cash Proceeds of which shall not exceed $300,000,000 in the aggregate; in the case of all Assets Dispositions pursuant to this clause (d), such Disposition shall be for an amount equal to at least the fair market value thereof (as determined by the senior management of the Borrower) for at least 75% cash consideration; provided that on the date of consummation of any such Asset Disposition, the Borrower shall apply the Net Cash Proceeds thereof as required under Section 2.09 without the delivery of a Reinvestment Notice;

          (e) the sale or issuance of the Equity Ownership Interest in any Subsidiary or Joint Ventures (i) to the Borrower or any other Subsidiary of the Borrower, provided that if the Equity Ownership Interests were owned by the Borrower or a Wholly-Owned Subsidiary Guarantor, such sale or issuance shall be to the Borrower or Wholly-Owned Subsidiary Guarantor, as the case may be, or (ii) subject to the limitations in clause (d) above (other than issuance of Equity Ownership Interests to any other Person after giving effect to which and after giving effect to any Investment made by other Persons in such Subsidiary or Joint Venture, the value of the Investment (reasonably determined by Borrower) retained by the Borrower or such Subsidiary has not been reduced) to any other Person;

          (f) leases and licenses (and subleases and sublicenses) of real or personal property in the ordinary course of business (so long as any such lease does not create a Capital Lease Obligation except to the extent permitted by Section 6.02);

          (g) licenses and sublicenses of patents, trademarks, copyrights and know-how to third Persons, in the ordinary course of business, and to one another; and

          (h) Investments permitted by Section 6.06 and as otherwise permitted pursuant to Section 6.04.

          SECTION 6.06  Investments.  Make any advance, loan, extension of
                        -----------
credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Equity Ownership Interest, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any other Person (all of the foregoing, "Investments"), except:

          (a) the Investments held on the Effective Date and identified on
     Schedule XII;

          (b) (i) extensions of trade credit in the ordinary course of business or (ii) extensions of credit resulting from advances by the Borrower and its Subsidiaries as a manager of a Hotel which will be reimbursed by the owner thereof in the ordinary course of business;

          (c) investments in Cash Equivalents;

          (d) Guarantee Obligations permitted by Section 6.02 (c); provided that any guaranty by the Borrower or any Wholly-Owned Subsidiary Guarantor of the obligations of any non-Wholly-Owned Subsidiary, shall not be an Investment in such non-Wholly Owned Subsidiary subject to clause (f) below;

          (e) loans and advances to and guaranties for the benefit of employees of the Borrower or any Subsidiary of the Borrower (i) in the ordinary course of business for travel, entertainment, relocation expenses and similar purposes or (ii) to enable such employee to exercise employee stock options or stock grants or for other purposes in an aggregate amount not to exceed $5,000,000;

          (f) Investments by the Borrower or any of its Subsidiaries in the Borrower or any Person that, prior to, or after giving effect to, such Investment, is a Subsidiary of the Borrower, provided that in the case of
                                                  --------
     Investments in Subsidiaries the Equity Ownership Interests in which were acquired with Indebtedness described in Section 6.02 (e), the net amount (net of Investment Returns relating to Investments made or acquired pursuant to this Clause (f)) of such Investments (when added to the Investments in Joint Ventures described in the proviso in (g) below) shall not exceed $150,000,000 at any time;

          (g) Investments by the Borrower and its Subsidiaries in Joint Ventures not to exceed $200,000,000 per fiscal year of the Borrower, provided that in the case of Joint Ventures acquired with Indebtedness described in
     Section 6.02 (e), the net amount (net of Investment Returns relating to Investments made or acquired pursuant to this Clause (g)) of such Investments (when added to the Investments in Subsidiaries described in the proviso in (f) above) shall not exceed $150,000,000 at any time;

          (h) Investments constituting Permitted Acquisitions and Exchanges;

          (i) Investments in Unrestricted Subsidiaries from or consisting of Unrestricted Assets; and

          (j) Investments by the Borrower and its Subsidiaries received as non-cash consideration for, or remaining after giving effect to, any Disposition permitted by Section 6.05(a), (c), (d) and (e).

          SECTION 6.07  Dividends.  Declare or pay such dividend (other than
                        ---------
dividends payable solely in (i) common stock of the Person making such dividend or (ii) the same class of Equity Ownership Interest of the Person making such dividend on which such dividend is being declared or paid) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Equity Ownership Interest of the Borrower or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or assets, or in obligations of the Borrower or any Subsidiary or enter into or incur any Derivatives Obligations or other transaction with any financial institution, commodities or stock exchange (a "Derivatives Counterparty") obligating it to make payments to such Derivatives Counterparty as a result of any change in market value of its Equity Ownership Interests (collectively, "Dividends"), except that:

          (a) any Subsidiary may make Restricted Payments to the Borrower or any Subsidiary Guarantor;

          (b) so long as no Default under Sections 7.01 and 7.05 or Event of Default exists or would result therefrom, the Borrower may (i) pay regularly accruing cash Dividends on the New Preferred Stock not to exceed $29,250,000 per fiscal year of the Borrower, with such Dividends to be paid in accordance with the terms of the certificate of designation therefor,
     (ii) redeem up to $300 million of New Preferred Stock at the stated amount thereof plus accrued but unpaid dividends thereon with the excess proceeds of a rights offering of additional shares of New Preferred Stock, plus pay an associated premium of up to 2%, and (iii) redeem New Preferred Stock with the proceeds of Asset Dispositions of Arcadian Hotels in accordance with the requirements of the Securities Purchase Agreement;

          (c) any non-Wholly-Owned Subsidiary of the Borrower may pay cash Dividends to the holders of its Equity Ownership Interests generally, so long as the Borrower or its respective Subsidiary which owns the Equity Ownership Interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative economic holdings of equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary or the terms of any agreements applicable thereto);

          (d) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may purchase the Borrower's common stock or common stock options from present or former officers or employees of the Borrower or any Subsidiary upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount
                                             --------
     of payments under this paragraph (d) after the date hereof (net of any proceeds received by the Borrower after the date hereof in connection with resales of any common stock or common stock options so purchased) shall not exceed $1,000,000; and

          (e) Patriot OP and Wyndham Partnership may redeem outstanding OP Units, provided that any such redemptions to be made in cash may only be made so long as no Default under Sections 7.01 or 7.05 or Event of Default exists or would result therefrom.

          Notwithstanding the foregoing, any payments made in respect of indemnity obligations, purchase price adjustments and other similar payments pursuant to the Securities Purchase Agreement shall not be considered Dividends.

          SECTION 6.08  Payments and Modifications of Certain Debt Instruments
                        ------------------------------------------------------
and Preferred Stock.  (a)  Make or offer to make any payment, prepayment,
-------------------
repurchase or redemption of or otherwise defease or segregate funds with respect to Senior Notes or Term Loans under the Senior Credit Facilities, other than interest payments expressly required by the terms thereof and pursuant to mandatory prepayment provisions contained in the Senior Credit Facilities (and as expressly permitted in this Agreement), (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Senior Note Indenture (other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee) or (c) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to any of the terms of the (A) New Preferred Stock in a manner which (x) would increase the amount of Dividends or shorten the time of payments thereon, shorten the time for any scheduled redemption, or increase the amount thereof or add any additional rights to the holders thereof to receive mandatory redemptions or add covenants restricting the operations of the Borrower and its Subsidiaries or (y) would be reason-ably likely to be materially adverse to the Lenders or (B) the Securities Purchase Agreement in a manner which would be reasonably likely to be materially adverse to the Lenders.

          SECTION 6.09  Transactions with Affiliates.  Enter into any
                        ----------------------------
transaction, including any purchase, sale, lease or exchange of assets, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Subsidiary, or Joint Ventures but including any Unrestricted Subsidiary) unless such transaction is
(a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate; provided that the following
                                                    --------
shall in any event be permitted: (i) the Transaction; (ii) intercompany transactions among the Borrower and its Wholly-Owned Subsidiaries, and its other Subsidiaries, and loans and advances to current and former employees, to the extent expressly permitted by Sections 6.06 and 6.07, shall be permitted; (iii) transaction fees and expenses contemplated to be paid under the Securities Purchase Agreement; (iv) the Borrower and its Subsidiaries may enter into employment arrangements with respect to the procurement of services with their respective officers and employees in the ordinary course of business; (v) the payment on the Effective Date of certain consulting and advisory fees to the Sponsors pursuant to the Securities Purchase Agreement; (vi) the payment of consulting or other fees to the Borrower by any of its Subsidiaries in the ordinary course of business, and (vii) the Borrower may make payments in respect of indemnity obligations, purchase price adjustments and other similar payments pursuant to the Securities Purchase Agreement. In no event shall any management, consulting or similar fee be paid or payable by the Borrower or any of its Subsidiaries to any Person except as specifically provided in this
Section 6.09 other than pursuant to employment and severance agreements approved by the compensation committee of Borrower's Board of Directors.

          SECTION 6.10  Clauses Restricting Subsidiary Distributions.  Enter
                        --------------------------------------------
into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) pay Dividends in respect of any Equity Ownership Interest of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents or applicable law, (ii) restrictions in the Senior Note Indenture (or similar restrictions in other documents evidencing Indebtedness permitted hereunder) or the documents governing the Senior Credit Facilities, and other restrictions in effect on the date hereof and listed on Schedule XIII,
(iii) in the case of clause (c) above, customary non-assignment clauses in leases and other contracts entered into in the ordinary course of business and restrictions in the Company Documents of non-Wholly-Owned Subsidiaries and Joint Ventures imposing restrictions on the transfers of the Equity Ownership Interests therein and (iv) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Equity Ownership Interest or assets of such Subsidiary and (v) any restrictions with respect to a Special Purpose Subsidiary imposed pursuant to the documents governing the related securitization or financing. It is understood and agreed that any asset that is Unencumbered shall be deemed not in violation of this Section 6.10.

          SECTION 6.11  Changes in Fiscal Periods.  Permit the fiscal year of
                        -------------------------
the Borrower to end on a day other than December 31 or change the Borrower's method of determining Fiscal Quarters.

          SECTION 6.12  Negative Pledge Clauses.  Enter into or suffer to exist
                        -----------------------
or become effective any agreement that prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its assets or revenues, whether now owned or hereafter acquired, other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any secured Indebtedness (including in connection with securitizations and similar financings) permitted hereby (in which case, any prohibition or limitation shall only be effective against the Equity Ownership Interests or assets financed or leased thereby) or leasing obligations, (c) the Senior Note Indenture (or similar restrictions in other documents evidencing Indebtedness permitted hereunder) or the documents evidencing the Senior Credit Facilities, (d) customary negative pledge and assignment provisions in agreements entered into in the ordinary course of business, including, without limitation, agreements relating to joint venture interests (whether conducted as a corporation, partnership, limited liability company or other legal entity or through other legal or contractual arrangements), (e) any restrictions with respect to assets imposed pursuant to an agreement that has been entered into in connection with the Disposition of such assets and (f) any restrictions with respect to a Special Purpose Subsidiary imposed pursuant to the documents governing the related securitization or financing.

          SECTION 6.13  Lines of Business.  Enter into any business, either
                        -----------------
directly or through any Subsidiary, except for the Hospitality/Leisure-Related Business.

          SECTION 6.14  Subsidiary Stock.  Permit any of its Subsidiaries to
                        ----------------
issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiaries, (iii) to qualified directors to the extent required by applicable law and (iv) Subsidiaries formed after the Effective Date may issue capital stock or other Equity Ownership Interests to any Person so long as the Investments by the Borrower and its Subsidiaries in such Subsidiaries are in accordance with the requirements of
Section 6.06(e). All capital stock issued in accordance with this Section 6.14 other than capital stock issued by a Special Purpose Subsidiary shall, to the extent required by the Guaranty and Collateral Agreement, be delivered to the Collateral Agent for pledge pursuant to the Guaranty and Collateral Agreement.

          SECTION 6.15  Derivatives Obligations.  Contract, create, incur,
                        -----------------------
assume or suffer to exist any Derivatives Obligations, except:

           (i) Interest Rate Protection Agreements may be entered into by the Borrower and its Subsidiaries from time to time, so long as such Interest Rate Protection Agreements are not speculative in nature; and

           (ii) Other Hedging Agreements may be entered into by the Borrower and its Subsidiaries, so long as such Other Hedging Agreements are for bona fide foreign exchange currency hedging purposes and are not speculative in nature.

                                  ARTICLE VII

                               Events of Default

          If any of the following events shall occur and be continuing:

          SECTION 7.01  Payments.  The Borrower shall fail to pay any principal
                        --------
of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within five Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or

          SECTION 7.02  Representations, etc.  Any representation or warranty
                        ---------------------
made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

          SECTION 7.03  Covenants.  (i)  The Borrower shall default in the
                        ---------
observance or due performance of any term, covenant or agreement contained in Sections 4.01(b)(ii)(A)(y), 5.07(a), 5.13 and Article 6 of this Agreement; or
(ii) any Loan Party shall default in the observance or due performance of any term, covenant or agreement contained in this Agreement or any other Loan Document (other than as provided in 7.01, 7.02 or 7.03(i)), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or

          SECTION 7.04  Default Under Other Agreements.  The Borrower or any of
                        ------------------------------
its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation in respect of Indebtedness and the loans under the Senior Credit Facilities, but excluding the Loans and Exchange Notes and Non-Recourse Indebtedness) on the scheduled or original due date with respect thereto beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such

Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (d) shall not at any time constitute a Default or an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (d) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $15,000,000; or

          SECTION 7.05  Bankruptcy, etc.  (i)  The Borrower or any of its
                        ----------------
Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment which is not vacated, dismissed or stayed pending appeal within 60 days or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof, or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or

          SECTION 7.06  ERISA.  Any Person shall engage in any non-exempt
                        -----
"prohibited transaction" (as defined in Section 406 and 408 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single Employer Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity,
(iii) a Reportable Event shall occur with respect to, or proceedings shall commence under Title IV of ERISA to have a trustee appointed, or a trustee shall be appointed under Title IV of ERISA, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate in a "distress termination" or an "involuntary terminations, as such terms are defined in Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect; or

          SECTION 7.07  Judgments.  One or more judgments or decrees shall be
                        ---------
entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or to the extent not covered by insurance) of $15,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          SECTION 7.08  Security Documents.  Any of the Security Documents shall
                        ------------------
cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert or any Lien created by any of the Security Documents shall (except as expressly permitted therein) cease to be enforceable and of the same effect and priority purported to be created thereby; or

          SECTION 7.09  Change of Control.    A Change of Control shall occur;
                        -----------------

          then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of Section 7.05 above with respect to the Borrower, automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, with the consent of the Required Obligees, the Administrative Agent may, or upon the request of the Required Obligees, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind (other than notices expressly required pursuant to this Agreement and any other Loan Document) are hereby expressly waived by the Borrower.

                                 ARTICLE VIII

                           The Administrative Agent
                           ------------------------

          SECTION 8.01  Appointment.  The Lenders hereby designate Chase as
                        ------------
Administrative Agent to act as specified herein and in the other Loan Documents (for purposes of this Section 8, the term "Administrative Agent" shall mean Chase in its capacity as Administrative Agent hereunder and Collateral Agent pursuant to the Security Documents and Representative pursuant to the Registration Rights Agreement). Each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent shall administer this Agreement and service the Loans with the same degree of care as the Administrative Agent would use in servicing a loan of similar size and type for its own account.

          SECTION 8.02  The Administrative Agent in its Individual Capacity.
                        ----------------------------------------------------
The Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder and may accept fees and other consideration from the Borrower or any Subsidiary or other Affiliate thereof for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

          SECTION 8.03  Nature of Duties.  The Administrative Agent shall not
                        -----------------
have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          SECTION 8.04  Reliance.  The Administrative Agent shall be entitled to
                        ---------
rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, with respect to all legal matters pertaining to this Agreement and any other Loan Document and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          SECTION 8.05  Resignation or Removal of the Administrative Agent.
                        ---------------------------------------------------
Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time from the performance of all its functions and duties hereunder and/or under the Loan Documents by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent. Furthermore, the Administrative Agent may be removed by the Required Lenders in the event that it has committed a willful breach of, or was grossly negligent in the performance of, its material obligations hereunder.

          SECTION 8.06  Lack of Reliance on the Administrative Agent.  Each
                        ---------------------------------------------
Lender acknowledges that it has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Loan Party and each of their Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of each Loan Party and each of their Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of any Loan Party or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of any Loan Party or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

          SECTION 8.07  Certain Rights of the Administrative Agent.  If the
                        ------------------------------------------
Administrative Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders.

          SECTION 8.08  Indemnification.  To the extent that the Administrative
                        ---------------
Agent is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Administrative Agent, in proportion to their respective "percentages" as used in determining the Required Lenders, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties hereunder or under any other Loan Document, in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion
                         --------
of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

          SECTION 8.09  Other Agents.  Nothing in this Agreement shall impose on
                        ------------
any Syndication Agent in such capacity any duties or obligations.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01  Notices.  Except in the case of notices and other
                        -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207, Attention: Chief Financial Officer (Telecopy No.
     (214)-863-1527);

          (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention: Christine Gould (Telecopy No. (212) 552-5701), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York 10017,
     Attention:  Alan Breindel (Telecopy No.(212) 270-3513);

          (c) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02  Waivers; Amendments.  (a)  Neither this Agreement nor
                        -------------------
any other Loan Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Loan Parties party thereto and the Required Obligees, provided that no such change, waiver, discharge or termination shall,
          --------
without the consent of each Lender with Obligations being directly modified thereby, (i) extend the Maturity Date of any Loan, or reduce the rate or extend the time of payment of interest (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) amend, modify or waive any provision of this Section 9.02 or reduce the percentage specified in the definition of Required Lenders or Required Obligees (it being understood that, with the consent of the Required Lenders or Required Obligees, additional extensions of credit pursuant to this Agreement, additional issuances of notes under the Exchange Notes Indenture or the issuance of Registrable Notes (as defined in the Registration Rights Agreement) pursuant to a Shelf Registration (as defined in the Registration Rights Agreement) may be included in the determination of the Required Lenders or Required Obligees, as the case may be, or the provisions of this Section 9.02 on substantially the same basis as the extensions of Loans are included on the Effective Date), (iii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iv) release all or substantially all of the Collateral or Subsidiary Guarantors under this Agreement or any other Loan Document (except as expressly provided in the Loan Documents); provided further, that no such
                                              ----------------
change, waiver, discharge or termination shall (x) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), and (y) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 8 as the same applies to the Administrative Agent or any other provision as same relates to the rights or obligations of the Administrative Agent.

          (b) If, in connection with any proposed change, waiver, discharge or termination with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (iv), inclusive, of the first proviso to
Section 9.02(a), the consent of the Required Obligees is obtained but the consent of one or more of such other Lenders or holders of Exchange Notes whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders or holders of Exchange Notes whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders with one or more replacement Lenders pursuant to
Section 2.16(b) so long as at the time of such replacement, each such replacement Lender consents to the proposed change, waiver, discharge or termination, provided, that in any event the Borrowers shall not have the right to replace a
--------
Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 9.02(a).

          (c) For the avoidance of doubt, upon the issuance of Exchange Notes, the holders of Loans and the holders of Exchange Notes, collectively on a combined basis, shall all be treated as one class of holders of Loans for all purposes of this Agreement and for all purposes of the Exchange Notes Indenture, including, without limitation, for all matters relating to amendments approvals or consents with respect thereto or any other changes, waivers, discharges or terminations thereof, it being agreed that the holders of the Exchange Notes shall not have any additional, distinct, separate or independent rights or powers from the rights or powers of the holders of the Loans hereunder except as mandated by the express requirements of the Trust Indenture Act of 1940, as amended.

          (d) Notwithstanding anything to the contrary in this Section 9.02 unless the Indebtedness under the Senior Credit Facilities has been repaid in full, and the Total Revolving Loan Commitment thereunder terminated, upon any change, waiver, discharge or termination by the requisite lenders under the Credit Agreement of Sections 3, 5, 6 and 7 (other than Sections 7.01 and 7.05 or any provision expressly related to the Registration Rights Agreement) of the Credit Agreement, the corresponding Section under this Agreement shall be deemed to be automatically changed, waived, discharged or terminated to permit, restrict or modify the actions or events which are the subject of such change, waiver, discharge or termination of the Credit Agreement. The Borrower and the Administrative Agent are hereby authorized to execute amendments and waivers to this Agreement to give effect to this clause (d) from time to time.

          SECTION 9.03  Expenses; Indemnity; Damage Waiver.  (a)  The Borrower
                        ----------------------------------
shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of White & Case LLP as counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Administrative Agent, or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

          (b) The Borrower shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from,
                 ----------
any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan, (iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned or operated by the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such
                                                         --------
indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Lead Arranger, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense
                                          --------
or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions or any Loan.

          (e) All amounts due under this Section shall be payable not later than 5 days after written demand therefor.

          SECTION 9.04  Successors and Assigns.  (a)  The provisions of this
                        ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) and any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment or the Loans at the time owing to it); provided that (i) except
                                                      --------
in the case of an assignment to a Lender, an Affiliate of a Lender or a Related Fund of a Lender, each of the Borrower and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender, Affiliate of a Lender or a Related Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender's Loans, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an affiliate of such fund as a single assignment for purposes of the minimum amount) unless each of the Borrower and the Administrative Agent otherwise consent (which consent shall not be unreasonably withheld), (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further, that
                                                          ----------------
any consent of the Borrower or Administrative Agent otherwise required under this paragraph shall not be required if a Default exists under Sections 7.01 or
7.05 or an Event of Default exists or results therefrom. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03 as relating to any period of time prior to the effectiveness of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement
              --------
shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such
                                                           --------
agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(a) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.15(b) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.14(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, (or in the case of a Lender that is an investment fund, to the trustee under the indenture to which such fund is a party) and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release
--------
a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05  Survival.  All covenants, agreements, representations
                        --------
and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06  Counterparts.  This Agreement may be executed in
                        ------------
counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07  Severability.  Any provision of this Agreement held to
                        ------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08  Right of Setoff.  If an Event of Default shall have
                        ---------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09  Governing Law, Jurisdiction; Consent to Service of
                        --------------------------------------------------
Process.  (a)  This Agreement shall be construed in accordance with and governed
-------
by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its assets, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any Jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                        --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11  Headings.  Article and Section headings and the Table of
                        --------
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12  Confidentiality.  Each of the Administrative Agent and
                        ---------------
the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (ii) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (h) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the
                                                           --------
case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13  Effectiveness.  This Agreement shall become effective on
                        -------------
the date (the "Effective Date") when (i) the Borrowers and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent and (ii) the Lenders shall have received the fees described to them in writing by the Administrative Agent and (iii) the Administrative Agent shall have received any fees agreed between itself and the Borrowers which are then due and owing.

          SECTION 9.14  Domicile of Loans.  Each Lender may transfer and carry
                        -----------------
its Loans and/or Commitments at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 9.14 would, at the time of such transfer, result in increased costs under Sections 2.12, 2.13 and 2.14 from those being charged by the respective Lender prior to such transfer, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

          SECTION 9.15  Calculations; Computations.  The financial statements to
                        --------------------------
be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrowers to the Lenders) ("GAAP"), except to the extent the definitions in this Agreement expressly dictate different treatment; provided that, except as otherwise
                                       --------
specifically provided herein (including in the definitions), all computations determining compliance with Section 6.01 shall utilize accounting principles and policies in conformity with those used to prepare the annual financial statements first delivered to the Lenders pursuant to Section 5.01.

                                   *   *   *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              WYNDHAM INTERNATIONAL, INC.,

                              By /s/ John P. Bohlmann
                                 -----------------------------------------
                                 Title:  Senior Vice President


                              THE CHASE MANHATTAN BANK,
                                 Individually and as Administrative Agent,

                              By /s/ Thomas H. Kozlark
                                 -----------------------------------------
                                 Title:  Vice President


                              CHASE SECURITIES INC,
                                 as Lead Arranger and Book Manager


                              By /s/ Thomas H. Kozlark
                                 -----------------------------------------
                                 Title:  Vice President


                              BEAR STEARNS CORPORATE LENDING INC.
                                 Individually and as Co-Arranger and
                                 Syndication Agent

                              By /s/ Michael L. Offen
                                 -----------------------------------------
                                 Authorized Signatory


                              BANKERS TRUST COMPANY
                                 Individually and as syndication Agent

                              By /s/ Garrett W. Thelander
                                 -----------------------------------------
                                 Title:  Principal


                              CREDIT LYONNAIS NEW YORK BRANCH

                              By /s/ Andrea Griffis
                                 -----------------------------------------
                                 Title:  Vice President

                              NATIONSBANK, N.A.

                              By /s/ M. David Howard
                                 -----------------------------------------
                                 Title:  Senior Vice President


                              THE BANK OF NOVA SCOTIA
                                 NEW YORK AGENCY

                              By /s/ Melvin J. Mendelbaum
                                 -----------------------------------------
                                 Title:  Vice President


                              BANKBOSTON, N.A.

                              By /s/ E. Donald Besch, Jr.
                                 -----------------------------------------
                                 Title:  Managing Director


                              SOCIETE GENERALE, SOUTHWEST AGENCY

                              By /s/ Carina T. Huynh
                                 -----------------------------------------
                                 Title:  Vice President


                              MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC.

                              By /s/ Paul Travers
                                 -----------------------------------------
                                 Title:  Authorized Signatory


                              DEBT STRATEGIES FUND II, INC.

                              By /s/ Paul Travers
                                 -----------------------------------------
                                 Title:  Authorized Signatory


                              PILGRIM PRIME RATE TRUST

                              By /s/ Jason T. Groom
                                 -----------------------------------------
                                 Title:  Assistant Vice President

                              OCTAGON LOAN TRUST

                              By /s/ James P. Ferguson
                                 -----------------------------------------
                                 Title:  Managing Director


                              LONGLANE MASTER TRUST IV

                              By:  BankBoston, N.A., as its Trust
                                   Administrator

                              By /s/ Renee A. Ross
                                 -----------------------------------------
                                 Title:  Managing Director
                                         Credit Derivatives


                              KZH ING-2 LLC

                              By /s/ Virginia Conway
                                 -----------------------------------------
                                 Title:  Authorized Agent


                              KZH APPALOOSA LLC

                              By /s/ Virginia Conway
                                 -----------------------------------------
                                 Title:  Authorized Agent


                              ING HIGH INCOME PRINCIPAL
                              PRESERVATION FUND HOLDINGS, LDC,

                              By:  ING Capital Advisors LLC
                                   As Investment Advisors

                              By /s/ Michael J. Campbell
                                 -----------------------------------------
                                 Title:  Senior Vice President and
                                         Portfolio Manager


                              ARCHIMEDES FUNDING, LLC

                              By:  ING Capital Advisors LLC
                                   as Collateral Manager

                              By /s/ Michael J. Campbell
                                 -----------------------------------------
                                 Title:  Senior Vice President and
                                         Portfolio Manager

                              ARCHIMEDES FUNDING II, LTD.

                              By:  ING Capital Advisors, LLC
                                   As Collateral Manager

                              By /s/ Michael J. Campbell
                                 -----------------------------------------
                                 Title:  Senior Vice President and
                                         Portfolio Manager


                              SENIOR HIGH INCOME PORTFOLIO, INC.

                              By /s/ Paul Travers
                                 -----------------------------------------
                                 Title:  Authorized Signatory


                              MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC.

                              By /s/ Paul Travers
                                 -----------------------------------------
                                 Name:   Paul Travers
                                 Title:  Authorized Signatory


                              DEBT STRATEGIES FUND III, INC.

                              By /s/ Paul Travers
                                 -----------------------------------------
                                 Title:  Authorized Signatory

                                                                      SCHEDULE I
                                                                      ----------


                         APPROVED PROCUREMENT SAVINGS
                         ----------------------------



              ------------------------------------------------
                     Test Period
                       Ending
                       ------

              ================================================
                  September 30, 1999      $       40,000,000

              ------------------------------------------------
                  December 30, 1999       $       34,300,000

              ------------------------------------------------
                  March 31, 2000          $       28,600,000

              ------------------------------------------------
                  June 30, 2000           $       22,900,000

              ------------------------------------------------
                  September 30, 2000      $       17,200,000

              ------------------------------------------------
                  December 30, 2000       $       11,500,000

              ------------------------------------------------
                  March 31, 2001          $        5,800,000

              ------------------------------------------------

                                  Schedule II
                            Certain Non-Core Assets



1.  Wyndham Franklin Plaza

                                                                    SCHEDULE III

                                  COMMITMENTS



      Lender                                                          Commitment
      ------                                                          ----------
The Chase Manhattan Bank                                         $207,875,000.00
Bear Stearns Corporate Lending Inc.                               170,375,000.00
Bankers Trust Company                                              65,000,000.00
Credit Lyonnais New York Branch                                    16,250,000.00
NationsBank, N.A.                                                  65,000,000.00
The Bank of Nova Scotia New York Agency                            13,000,000.00
BankBoston, N.A.                                                   17,000,000.00
Societe Generale, Southwest Agency                                 13,000,000.00
Merrill Lynch Senior Floating Rate Fund, Inc.                      36,000,000.00
Debt Strategies Fund II, Inc.                                       6,500,000.00
Pilgrim Prime Rate Trust                                            5,000,000.00
Octagon Loan Trust                                                  5,000,000.00
Longlane Master Trust IV                                            5,000,000.00
KZH ING-2 LLC                                                       5,000,000.00
KZH Appaloosa LLC                                                   5,000,000.00
ING High Income Principal Preservation Fund Holdings, LDC           5,000,000.00
Archimedes Funding, LLC                                             2,500,000.00
Archimedes Funding II, Ltd.                                         2,500,000.00
Senior High Income Portfolio, Inc.                                  2,000,000.00
Merrill Lynch Senior Floating Rate Fund II, Inc.                    2,000,000.00
Debt Strategies Fund III, Inc.                                      1,000,000.00
--------------------------------------------------------------------------------
Total                                                            $650,000,000.00

                                  Schedule IV
                                   Sponsors


Apollo Real Estate Investment Fund IV, L.P.
Apollo Investment Fund IV, L.P.
Apollo Overseas Partners IV, L.P.
Apollo Real Estate Investment Fund, III, L.P.
BCP Voting, Inc., as voting trustee
THL-CCI, Limited Partnership
Thomas H. Lee Equity Fund IV, L.P.
Thomas H. Lee Foreign Fund IV, L.P.
Thomas H. Lee Foreign Fund IV-B, L.P.
State Street Bank & Trust Company
   as Trustee of the 1997 Thomas H. Lee Nominee Trust
David V. Harkins
The 1995 Harkins Gift Trust
Scott A. Schoen
C. Hunter Boll
Sperling Family Limited Partnership
Anthony J. DiNovi
Thomas M. Hagerty
Warren C. Smith, Jr.
Smith Family Limited Partnership
Seth W. Lawry
Kent R. Weldon
Terrence M. Mullen
Todd M. Abbrecht
Charles A. Brizius
Scott Jaeckel
Soren Oberg
Thomas R. Shepherd
Joseph J. Incandela
Wendy L Masler
Andrew D. Flaster
Robert Schiff Lee 1998 Irrecovable Trust
Stephen Zachary Lee
Charles W. Robins as Custodian for Jesse Lee
Charles W. Robins
James Westra
Thomas H. Lee Charitable Investment Limited Partnership
Adam A. Abramson
Joanne M. Ramos
Wm. Matthew Kelly
Beacon Capital Partners, L.P.
Strategic Real Estate Investments I, LLC

AIF/THL PAH LLC
Chase Equity Associates, L.P.
CMS Co-Investment Subpartnership
CMS Diversified Partners, L.P.
PW Hotel I, LLC
Guayacan Private Equity Limited Partnership
The Bonnybrook Trust
The Franklin Trust
The Dartmouth Trust
CKE Associates LLC

                                   Schedule V
          Subsidiaries; Joint Ventures and Equity Ownership Interests
                      (Includes Unrestricted Subsidiaries)

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------
                                  SUBSIDIARIES: Wholly-Owned (Includes Unrestricted Subsidiaries)
------------------------------------------------------------------------------------------------------------------------------------
1500 Canal Street Investors II, L.P.              DE               1% GP - PAH GP, Inc.                                        Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Albuquerque C.I. Associates, L.P.                 KS               1% GP - PAH-CI Holding, L.L.C.                              Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P. ("Patriot American Hospitality Partnership,
                                                                   L.P.")
------------------------------------------------------------------------------------------------------------------------------------
Arcadian (UK) Developments Ltd.                   England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Arcadian France SA                                France           100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Group Services Limited                   England & Wales  99% economic interest - Arcadian International Limited      N
                                                                   100% Voting A Shares/1% economic interest -Wyndham
                                                                   International Operating Partnership, L.P. ("Wyndham
                                                                   OP")
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Hotel Bouffemont SARL                    France           100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Arcadian (Italy) Limited                          England & Wales  100% - Arcadian Group Services Limited                      N
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Hotels (UK) Limited                      England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Hotels Limited                           England & Wales  100% - Wyndham International Operating Partnership,         N
                                                                   L.P. ("Wyndham OP")
------------------------------------------------------------------------------------------------------------------------------------
Arcadian International Limited                    England & Wales  100% - Patriot American UK Limited                          N
------------------------------------------------------------------------------------------------------------------------------------
Arcadian International Resorts, Limited           England & Wales  100% - Arcadian Group Services Limited                      N
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Properties SNC                           France           100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Resorts Sarl                             France           100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Atlanta C. I. Associates II, L.P.                 KS               1% GP - C.I. General, L.L.C.                                N
                                                                   50% LP - C.I. Holding, L.L.C.
                                                                   49% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
BJV Realty, Inc.                                  AZ               100% - PAH Leasing LLC                                      Y
------------------------------------------------------------------------------------------------------------------------------------
Boulders Carefree Sewer Corporation               AZ               100% - PAH Leasing LLC                                      Y
------------------------------------------------------------------------------------------------------------------------------------
Boulders Joint Venture                            AZ               99.9% - Patriot American Hospitality Partnership            Y
                                                                   ("Patriot American Hospitality Partnership, L.P.")
                                                                   .1% - PAH GP, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Bourbon Orleans Investors II, L.P.                DE               1% GP - PAH GP, Inc.                                        N
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Burrllen Enterprises of Maryland                  MD               99% - Wyndham OP                                            Y
                                                                   1% - Patriot Grand Heritage LLC
------------------------------------------------------------------------------------------------------------------------------------
CFMB, Inc.                                        DE               100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
C.I. Albuquerque Lessee GP, LLC                   DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------


Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

C.I. Albuquerque Lessee, L.P.                     DE               99% LP - Wyndham OP                                         Y
                                                                   1% GP - C.I. Albuquerque Lessee GP, LLC
------------------------------------------------------------------------------------------------------------------------------------
C.I. Atlanta Lessee, L.P.                         DE               99% LP - Wyndham OP                                         N
                                                                   1% GP - C.I. Lessee GP, Inc
------------------------------------------------------------------------------------------------------------------------------------
C.I. General, L.L.C.                              KS               20% - Patriot American Hospitality Partnership, L.P.        N
                                                                   80% - C.I. Holding, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
C.I. Holding, L.L.C.                              KS               99% - Patriot American Hospitality Partnership, L.P.        N
                                                                   1% - PAH-CI Holding, LLC
------------------------------------------------------------------------------------------------------------------------------------
C.I. Knoxville Lessee, L.P.                       DE               99% LP - Wyndham OP                                         N
                                                                   1% GP - C.I. Lessee GP, Inc.
------------------------------------------------------------------------------------------------------------------------------------
C.I. Lessee GP, Inc.                              DE               100% - Wyndham                                              N
------------------------------------------------------------------------------------------------------------------------------------
C.I. Omaha Lessee, L.P.                           DE               99% LP - Wyndham OP                                         N
                                                                   1% GP - C.I. Lessee GP, Inc.
------------------------------------------------------------------------------------------------------------------------------------
C.I. Overland Park Lessee, L.P.                   DE               99% LP - Wyndham OP                                         N
                                                                   1% GP - C.I. Lessee GP, Inc.
------------------------------------------------------------------------------------------------------------------------------------
C.I. Wichita General, L.L.C.                      KS               20% - Patriot American Hospitality Partnership, L.P.        N
                                                                   80% - C.I. Holding, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
C.I. Wichita Lessee, L.P.                         DE               99% LP - Wyndham OP                                         N
                                                                   1% GP - C.I. Lessee GP, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Carefree Management LLC                           DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Carnicon Holdings Corp.                           FL               100% - CHC Hotels & Resorts Corp.                           N
------------------------------------------------------------------------------------------------------------------------------------
Carnicon Puerto La Cruz                           Venezuela        100% - Carnicon Venezuela Hotel Consultants LC              N
------------------------------------------------------------------------------------------------------------------------------------
Centralized Operations, Inc.                      AZ               100% - Resort Services, Inc.                                N
------------------------------------------------------------------------------------------------------------------------------------
CHC Hotels & Resorts Corp.                        FL               100% - Wyndham                                              Y
------------------------------------------------------------------------------------------------------------------------------------
CHC Lease Partners                                FL               99% - CHC REIT Lessee Corp.                                 Y
                                                                   1% - CHC REIT Management Corp.
------------------------------------------------------------------------------------------------------------------------------------
CHC REIT Lessee Corp.                             FL               100% - CHC Hotels & Resorts Corp.                           Y
------------------------------------------------------------------------------------------------------------------------------------
CHC REIT Management Corp.                         FL               100% - CHC Hotels & Resorts Corp.                           Y
------------------------------------------------------------------------------------------------------------------------------------
Chicago-ES Holding Corp.                          DE               100% - PAH GP, Inc.                                         Y
------------------------------------------------------------------------------------------------------------------------------------
Chicago-ES Member Corp.                           DE               100% - Chicago-ES Holding Corp.                             N
------------------------------------------------------------------------------------------------------------------------------------
Chilston Park Limited                             England and      100% - Arcadian International Limited                       N
                                                  Wales
------------------------------------------------------------------------------------------------------------------------------------
CHMB, Inc.                                        TX               100% - WHCMB, Inc.                                          Y
------------------------------------------------------------------------------------------------------------------------------------
Clipper Inns Limited                              England and      100% - Arcadian (Italy) Limited                             N
                                                  Wales
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Inns of America, Inc.                   KS               100% - Wyndham Management Corporation                       Y
------------------------------------------------------------------------------------------------------------------------------------
Conquistador Holding, Inc.                        DE               1% - Patriot American Hospitality, Inc.                     N
                                                                   99% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
Criterion Hotel Management Corp.                  FL               100% - CHC Hotels & Resorts Corp.                           Y
------------------------------------------------------------------------------------------------------------------------------------
Criterion NY Inc.                                 FL               100% - CHC Hotels & Resorts Corp.                           Y
------------------------------------------------------------------------------------------------------------------------------------
Crossroads Development Company                    DE               100% - PAH Franchise Holding, Inc.                          Y
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

CSMC of Kalamazoo, Inc.                           MI               100% - CHC Hotels & Resorts Corp.                           Y
------------------------------------------------------------------------------------------------------------------------------------
Deuce Management Company LLC                      TX               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Don CeSar Holdings, LLC                           DE               100% - PAH Franchise Holding, Inc.                          Y
------------------------------------------------------------------------------------------------------------------------------------
DT-Denver, LLC                                    DE               100% Member  - DT-Denver Mezz, LLC                          N
                                                                   0% Manager  (no economic interest) - DT-Denver
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
DT-Denver Manager Corp.                           DE               100% - DT-Denver Mezz, LLC                                  N
------------------------------------------------------------------------------------------------------------------------------------
DT-Denver Mezz, LLC                               DE               0% Manager (no economic interest) - DT-Denver    Mezz       N
                                                                   Manager Corp.
                                                                   100% Member - Patriot American Hospitality
                                                                   Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
DT-Denver Mezz Manager Corp.                      DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
DT Glenview, LLC                                  DE               100% Member - Glenview Hospitality, L.P.                    N
                                                                   0% Manager (no economic interest) - DT Glenview
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
DT Glenview Manager Corp.                         DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
El Conquistador Ferryboat, Inc.                   Puerto Rico      100% - Williams Hospitality Group Inc.                      N
------------------------------------------------------------------------------------------------------------------------------------
El Conquistador Partnership L.P., S.E.            DE               50% - WKA El Con Associates                                 N
                                                                   50% - Conquistador Holding, Inc.
------------------------------------------------------------------------------------------------------------------------------------
El San Juan Holding, Inc.                         DE               1% - Patriot American Hospitality, Inc.                     N
                                                                   99% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
ES Phoenix, LLC                                   DE               100% Member - ES Phoenix Mezz, LLC                          N
                                                                   0% Manager (no economic interest) - ES Phoenix
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
ES Phoenix Manager Corp.                          DE               100% - ES Phoenix Mezz, LLC                                 N
------------------------------------------------------------------------------------------------------------------------------------
ES Phoenix Mezz, LLC                              DE               0% Manager (no economic interest) - ES Phoenix              N
                                                                   Mezz Manager Corp.
                                                                   100% Member - IHC Realty Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
ES Phoenix Mezz Manager Corp.                     DE               100% - IHC Realty Corporation                               N
------------------------------------------------------------------------------------------------------------------------------------
ES Schaumburg, LLC                                DE               100% Member - ES Schaumburg Mezz, LLC                       N
                                                                   0% Manager (no economic interest) - ES
                                                                   Schaumburg Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
ES Schaumburg Manager Corp.                       DE               100% - ES Schaumburg Mezz, LLC                              N
------------------------------------------------------------------------------------------------------------------------------------
ES Schaumburg Mezz, LLC                           DE               100% Member - Interstone/PAH Partners, L.P.                 N
                                                                   0% Manager (no economic interest)- ES
                                                                   Schaumburg Mezz Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
ES Schaumburg Mezz Manager Corp.                  DE               100% - IHC Realty Corporation                               N
------------------------------------------------------------------------------------------------------------------------------------
ESC Greenspoint Holding Corp.                     DE               100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
ESC Greenspoint Lessee, L.P.                      DE               99% LP - ESC Greenspoint Member, LLC                        N
                                                                   1% GP - ESC Greenspoint Member, Corp.
------------------------------------------------------------------------------------------------------------------------------------
ESC Greenspoint Member Corp.                      DE               100% - ESC Greenspoint Holding Corp.                        N
------------------------------------------------------------------------------------------------------------------------------------
ESC Greenspoint Member, LLC                       DE               100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
ESJ Hotel Corporation                             DE               100% - Posados de Puerto Rico Associates, Incorporated      N
------------------------------------------------------------------------------------------------------------------------------------
Ettington Park Group Ltd.                         England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

Ettington Park Hotel Limited                      England & Wales  100% - Arcadian Group Services Limited                      N
------------------------------------------------------------------------------------------------------------------------------------
European New Timeshare Limited                    England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Fair Oaks Sierra Associates, L.P.                 KS               1% GP - SFHC Holdings, LLC                                  N
                                                                   99% LP - Summerfield Hotel Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Family Suites Corporation                         DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Family Suites Limited Partnership                 DE               100% GP - Family Suites Corporation                         N
------------------------------------------------------------------------------------------------------------------------------------
Family Suites Management Corporation              DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Family Suites Management Partnership, L.P.        DE               100% GP - Family Suites Corporation                         N
------------------------------------------------------------------------------------------------------------------------------------
FS Development Corporation                        DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
GAH-II Corporation                                DE               100% - CHC REIT Management Corp.                            N
------------------------------------------------------------------------------------------------------------------------------------
GAH-II, L.P.                                      DE               49.5% LP - CHC REIT Management                              Y
                                                                   48.34% LP - Wyndham OP
                                                                   1.0% GP - GAH-II Corporation
                                                                   .48% GP - Deuce Management Company LLC
------------------------------------------------------------------------------------------------------------------------------------
GB Hotel Management de Mexico S. de RL de C.V.    Mexico           100% - CHC Hotels & Resort Corp.                            N
------------------------------------------------------------------------------------------------------------------------------------
GH (Cayman) Limited                               Cayman Islands   100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
GH-Atlanta, LLC                                   MD               99% - Wyndham OP                                            Y
                                                                   1% - Patriot Grand Heritage LLC
------------------------------------------------------------------------------------------------------------------------------------
GH-Chicago, Inc.                                  IL               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
GH-Detroit, Inc.                                  MI               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
GH-Greeneville, Inc.                              TN               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
GH-Providence, Inc.                               RI               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
GH Trademarks LLC                                 MD               99% - Wyndham OP                                            Y
                                                                   1% - Patriot Grand Heritage LLC
------------------------------------------------------------------------------------------------------------------------------------
GH-Wichita, Inc.                                  KS               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
GH-San Diego, Inc.                                DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
GHALP GP, Inc.                                    DE               100% - PAH-Westmont CI                                      N
                                                                   Holding, Inc.
------------------------------------------------------------------------------------------------------------------------------------
GHALP Operating GP, Inc.                          DE               100% - Wyndham                                              N
------------------------------------------------------------------------------------------------------------------------------------
GHALP Operating Partnership, L.P.                 DE               1% GP - GHALP Operating GP, Inc.                            N
                                                                   99% LP - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
GHALP Partnership, L.P.                           DE               1% GP - GHALP GP, Inc.                                      N
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
GHMB, Inc.                                        TX               100% - WHCMB, Inc.                                          Y
------------------------------------------------------------------------------------------------------------------------------------
GHV-Colorado, Inc.                                CO               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
GHV-Galveston, Inc.                               TX               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Glenview Hospitality, L.P.                        DE               1% GP - PAH Deuce GP, LLC                                   Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Grand Bay Management LLC                          DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

Grand Bay Management Company                      FL               100% - CHC Hotels & Resorts Corp.                           Y
------------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Hotels, Inc.                       MD               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Leasing, LLC                       MD               99% - Wyndham OP                                            Y
                                                                   1% - Patriot Grand Heritage LLC
------------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Real Estate Group LLC              MD               99% - Wyndham OP                                            Y
                                                                   1% - Patriot Grand Heritage LLC
------------------------------------------------------------------------------------------------------------------------------------
Grand Management Services, Inc.                   FL               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
H-Cleveland, LLC                                  DE               100% Member - H-Cleveland Mezz, LLC                         N
                                                                   0% Manager (no economic interest) - H-Cleveland
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
H-Cleveland Manager Corp.                         DE               100% - H-Cleveland Mezz, LLC                                N
------------------------------------------------------------------------------------------------------------------------------------
H-Cleveland Mezz, LLC                             DE               100% Manager - Patriot American Hospitality                 N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) H-Cleveland   Mezz
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
H-Cleveland Mezz Manager Corp.                    DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
H-Columbus, LLC                                   DE               100% Member - H-Columbus Mezz, LLC                          N
                                                                   0% Manager (no economic interest) - H-Columbus
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
H-Columbus Manager Corp.                          DE               100% - H-Columbus Mezz, LLC                                 N
------------------------------------------------------------------------------------------------------------------------------------
H-Columbus Mezz, LLC                              DE               0% Manager (no economic interest) - H-Columbus              N
                                                                   Mezz Manager Corp.
                                                                   100% Member - IHC Realty Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
H-Columbus Mezz Manager Corp.                     DE               100% - IHC Realty Corporation                               N
------------------------------------------------------------------------------------------------------------------------------------
H-Delmar, LLC                                     DE               100% Member - H-Delmar Mezz, LLC                            N
                                                                   0% Manager (no economic interest) - H-Delmar
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
H-Delmar Manager Corp.                            DE               100% - H-Delmar Mezz, LLC                                   N
------------------------------------------------------------------------------------------------------------------------------------
H-Delmar Mezz, LLC                                DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - H-Delmar   Mezz
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
H-Delmar Mezz Manager Corp.                       DE               100% PAH GP, Inc.                                           N
------------------------------------------------------------------------------------------------------------------------------------
H-Gateway, LLC                                    DE               100% Member - H-Gateway Mezz, LLC                           N
                                                                   0% Manager (no economic interest) - H-Gateway
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
H-Gateway Manager Corp.                           DE               100% - H-Gateway Mezz, LLC                                  N
------------------------------------------------------------------------------------------------------------------------------------
H-Gateway Mezz, LLC                               DE               100% Member - IHC Realty Partnership, L.P.                  N
                                                                   0% Manager (no economic interest) - H-Gateway
                                                                   Mezz Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
H-Gateway Mezz Manager Corp.                      DE               100% - IHC Realty Corporation                               N
------------------------------------------------------------------------------------------------------------------------------------
H-Melbourne GP, LLC                               DE               100% Member - Melbourne Hospitality, L.P.                   N
                                                                   0% Manager (no economic interest) - H-Melbourne
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
H-Melbourne, L.P.                                 DE               99.5% L.P. - Melbourne Hospitality, L.P.                    N
                                                                   0.5% G.P. - H-Melbourne GP, LLC
------------------------------------------------------------------------------------------------------------------------------------
H-Melbourne Manager Corp.                         DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
HMG Beverage, Inc.                                TX               100% - PAH-Management Corporation                           Y
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

Hilt-Hunt, LLC                                    DE               100% Member - Hilt-Hunt Mezz, LLC                           N
                                                                   0% Manager (no economic interest) - Hilt-Hunt
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Hilt-Hunt Manager Corp.                           DE               100% - Hilt-Hunt Mezz, LLC                                  N
------------------------------------------------------------------------------------------------------------------------------------
Hilt-Hunt Mezz, LLC                               DE               100% Member - IHC Realty Partnership, L.P.                  N
                                                                   0% Manager (no economic interest) - Hilt-Hunt
                                                                   Mezz Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Hilt-Hunt Mezz Manager Corp.                      DE               100% - IHC Realty Corporation                               N
------------------------------------------------------------------------------------------------------------------------------------
Hotel Gressy SNC                                  France           100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Hotel L'Horizon Limited                           Jersey           100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Housemanor Limited                                England & Wales  100% - Arcadian (Italy) Limited                             N
------------------------------------------------------------------------------------------------------------------------------------
IHC/Burlington Corporation                        VT               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
IHC/Capital Corporation                           DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
IHC/Conshohocken Partnership, L.P.                DE               1% GP - IHC Realty Corporation                              Y
                                                                   99% LP - IHC Realty Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
IHC/FS Development Corporation                    DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
IHC/Houston Partnership, L.P.                     DE               1% GP - IHC Realty Corporation                              Y
                                                                   99% LP - IHC Texas Corporation
------------------------------------------------------------------------------------------------------------------------------------
IHC/Interstone Partnership II, L.P.               DE               1% GP - PAH-Interstone, Inc.                                Y
                                                                   99% LP - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
IHC/Jacksonville Corporation                      DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
IHC/Jamaica Corporation                           DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
IHC/Maryville Hotel Corporation                   DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
IHC Member Corporation                            DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
IHC/Miami Beach Corporation                       DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
IHC Miami Mortgage Corporation                    DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
IHC/Park West Corporation                         DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
IHC/Pittsburgh Partnership, L.P.                  DE               1% GP-PAH - Real Estate Member, Inc.                        Y
                                                                   92.2327% GP - PAH - Pittsburgh, LLC
                                                                   6.7673% LP - PAH-Franchise Holding, Inc.
------------------------------------------------------------------------------------------------------------------------------------
IHC/Reach Corporation                             DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
IHC Realty Corporation                            DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
IHC Realty Partnership, L.P.                      DE               1.0333% GP - IHC Realty Corporation                         Y
                                                                   98.9667% LP - IHC Member Corporation
------------------------------------------------------------------------------------------------------------------------------------
IHC/Santa Maria Corporation                       DE               100% - PAH-Franchise Holding, Inc.                          Y
------------------------------------------------------------------------------------------------------------------------------------
IHC/Texas Corporation                             DE               100% - IHC Member Corporation                               Y
------------------------------------------------------------------------------------------------------------------------------------
IHC Title Agency Corporation                      DE               100% - PAH-Franchise Holding, Inc.                          Y
------------------------------------------------------------------------------------------------------------------------------------
IHP Investment Company, L.L.C.                    DE               1% GP - IHC Realty Corporation                              Y
                                                                   99% LP - IHC Realty Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
IHP Lessee LLC                                    DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

Interstone/PAH Partners, L.P.                     DE               98% LP - IHC Realty Partnership, L.P.                       Y
                                                                   1% GP - IHC Realty Corporation
                                                                   1% LP - Patriot American Hospitality Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
INTMB, Inc.                                       DE               100% - PAH-Management Corporation                           Y
------------------------------------------------------------------------------------------------------------------------------------
Isla Verde Tourism Parking Corporation            Puerto Rico      100% - Posados de San Juan Associates                       N
------------------------------------------------------------------------------------------------------------------------------------
Kansas City Hospitality, L.P.                     DE               99% LP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
                                                                   1% GP - PAH Deuce GP, LLC
------------------------------------------------------------------------------------------------------------------------------------
Knoxville C.I. Associates, L.P.                   TN               1% GP - C.I. General, L.L.C.                                N
                                                                   99% LP - C.I. Holding, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
L'Horizon Hotels Limited                          England & Wales  100% - Arcadian (Italy) Limited                             N
------------------------------------------------------------------------------------------------------------------------------------
L'Horizon Hotel (Jersey) Limited                  Jersey           100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
L'Horizon Management (Jersey) Limited             Jersey           100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
The Malmaison (ELL) Limited                       Scotland         100% Malmaison Resources Limited                            N
------------------------------------------------------------------------------------------------------------------------------------
Malmaison Brand Ltd.                              Scotland         100% - Malmaison Limited                                    N
------------------------------------------------------------------------------------------------------------------------------------
Malmaison Hotels Limited                          England & Wales  100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
Malmaison Limited                                 England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Malmaison Resources Limited                       England & Wales  100% - Malmaison Limited                                    N
------------------------------------------------------------------------------------------------------------------------------------
Mar-Ty, LLC                                       DE               100% Member - Mar-Ty Mezz, LLC                              N
                                                                   0% Manager (no economic interest) Mar-Ty
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Mar-Ty Manager Corp.                              DE               100% - Mar-Ty Mezz, LLC                                     N
------------------------------------------------------------------------------------------------------------------------------------
Mar-Ty Mezz, LLC                                  DE               100% Member - PA Troy Hospitality Investors, L.P.           N
                                                                   0% Manager (no economic interest) Mar-Ty Mezz
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Mar-Ty Mezz Manager Corp.                         DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
Marina Hospitality, L.P.                          DE               99% LP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
                                                                   1% GP - PAH Deuce GP, LLC
------------------------------------------------------------------------------------------------------------------------------------
MBAH, Inc.                                        TX               100% - WHCMB, Inc.                                          Y
------------------------------------------------------------------------------------------------------------------------------------
Melbourne Hospitality, L.P.                       DE               99% LP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
                                                                   1% GP - PAH Deuce GP, LLC
------------------------------------------------------------------------------------------------------------------------------------
The Mollington Banastre Hotel Limited             England & Wales  100% - Arcadian Group Services Limited                      N
------------------------------------------------------------------------------------------------------------------------------------
O-H Acquisition, Inc.                             DE               100% - PAH-Westmont CI Holding, Inc                         Y
------------------------------------------------------------------------------------------------------------------------------------
Omaha C.I. Associates, L.P.                       KS               1% GP - C.I. General, L.L.C.                                N
                                                                   99% LP - C.I. Holding, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Overland Park C.I. Associates, L.P.               KS               1% GP - C.I. General, L.L.C.                                N
                                                                   99% LP - C.I. Holding, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

PA Hunt Valley Investors, L.P.                    VA               1% GP - PAH-GP, Inc.                                        Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PA Ravinia Partners                               VA               4% GP - Patriot American Hospitality Partnership, L.P.      N
                                                                   96% LP - Wyndham International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PA Troy Hospitality Investors, L.P.               DE               1% GP - PAH GP, Inc.                                        Y
                                                                   99%LP - Patriot American Hospitality Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Pagle Limited                                     England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
PAH Acquisition Corporation                       DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
PAH Allen Operating Corporation                   DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
PAH Asset Management, LLC                         DE               100% -  Wyndham OP                                          Y
------------------------------------------------------------------------------------------------------------------------------------
PAH Batterymarch Realty Company, LLC              DE               100% - Patriot American Hospitality Partnership, L.P.       N
------------------------------------------------------------------------------------------------------------------------------------
PAH Batterymarch Operating Company, LLC           DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
PAH Billerica Realty Company, LLC                 DE               100% - Patriot American Hospitality Partnership, L.P.       N
------------------------------------------------------------------------------------------------------------------------------------
PAH Buttes L.L.C.                                 DE               100% - Patriot American Hospitality Partnership, L.P.       Y
------------------------------------------------------------------------------------------------------------------------------------
PAH Deuce GP, LLC                                 DE               100% - Patriot American Hospitality Partnership, L.P.       Y
------------------------------------------------------------------------------------------------------------------------------------
PAH (France) Sarl                                 France           100% - PAH G.B., Inc.                                       N
------------------------------------------------------------------------------------------------------------------------------------
PAH GAH Holding, LLC                              DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
PAH GAH Holdings, L.P.                            DE               99% LP - Wyndham OP                                         Y
                                                                   1% GP- PAH GAH Holdings, LLC
------------------------------------------------------------------------------------------------------------------------------------
PAH GP, Inc.                                      DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
PAH Leasing LLC                                   DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
PAH LP, Inc.                                      DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
PAH Ravinia, Inc.                                 VA               99% - Patriot American Hospitality Partnership, L.P.        N
                                                                   (class B non-voting)
                                                                   1%  - PA Ravinia Partners
------------------------------------------------------------------------------------------------------------------------------------
PAH River House, L.P.                             DE               1% GP - PAH-RH, LLC                                         Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH River North, LLC                              DE               100% - Patriot American Hospitality Partnership, L.P.       Y
------------------------------------------------------------------------------------------------------------------------------------
PAH Stanly Ranch LLC                              DE               99% - Wyndham OP                                            Y
                                                                   1.00% - PAH-Stanly Holding LLC
------------------------------------------------------------------------------------------------------------------------------------
PAH Stanly Holding LLC                            DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
PAH Ventana Canyon, L.P.                          DE               1% GP -  PAH GP, Inc.                                       Y
                                                                   99% LP -  Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH Windwatch LLC                                 DE               99% - Patriot American Hospitality Partnership, L.P.        N
                                                                   1% - PAH Windwatch Partners
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------


PAH Windwatch Partners                            DE               4% GP -  Patriot American Hospitality Partnership,          N
                                                                   L.P.
                                                                   96% LP Wyndham International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PAH Westlake LLC                                  DE               90% - Patriot American Hospitality Partnership, L.P.        N
                                                                   10% - WI Ohio Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Akron, L.L.C.                                 DE               90% - Patriot American Hospitality Partnership, L.P.        N
                                                                   10% - WI Ohio Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Beachwood I, L.L.C.                           DE               90% - Patriot American Hospitality Partnership, L.P.        N
                                                                   10% - WI Ohio Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Beachwood II, L.L.C.                          DE               90% - Patriot American Hospitality Partnership, L.P.        N
                                                                   10% - WI Ohio Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PAH-BV Holding Corp.                              DE               100% - Patriot American Hospitality, Inc.                   N
------------------------------------------------------------------------------------------------------------------------------------
PAH-BV Palace Corp.                               DE               100% - PAH-BV Holding Corp.                                 N
------------------------------------------------------------------------------------------------------------------------------------
PAH-BV Palace, L.P.                               DE               .5% GP - PAH-BV Palace Corp.                                N
                                                                   99.5% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Carefree, L.P.                                DE               1% GP - PAH GP, Inc.                                        Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-CI Holding, LLC                               DE               99% - Patriot American Hospitality Partnership, L.P.        Y
                                                                   1% - Patriot American Hospitality, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Columbus Holding, Inc.                        DE               1% - Wyndham OP                                             Y
                                                                   99% - Patriot American Hospitality Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Franchise Holding, Inc.                       DE               94.3464% - Patriot American Hospitality, Inc.               Y
                                                                   4.6536% - Patriot American Hospitality Partnership,
                                                                   L.P.
                                                                   1% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
PAH FF&E Holding, Inc.                            DE               99% - Patriot American Hospitality Partnership, L.P.        Y
                                                                   1% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
PAHG FF&E Holding, Inc.                           DE               99% - Patriot American Hospitality Partnership, L.P.        Y
                                                                   1% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
PAH-GBM, LLC                                      DE               100% - Patriot American Hospitality Partnership, L.P.       Y
------------------------------------------------------------------------------------------------------------------------------------
PAH-GP Allen Partners, L.P.                       DE               1% GP - PAH Allen Operating Corporation                     Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Grand Bay Miami, L.P.                         DE               1% GP - PAH-GBM, LLC                                        Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-HVP General Partner Corp.                     DE               100% - PAH-HVP Holding Corp.                                N
------------------------------------------------------------------------------------------------------------------------------------
PAH-HVP Holding Corp.                             DE               100% - Patriot American Hospitality, Inc.                   N
------------------------------------------------------------------------------------------------------------------------------------
PAH-Interest Holding, Inc.                        DE               1% - Wyndham OP (100 Class A Voting)                        Y
                                                                   99% - Patriot American Hospitality Partnership, L.P.
                                                                   (9,900 Class B Non-Voting)
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------


PAH-Interstate Holdings, Inc.                     DE               1% - Wyndham OP (247.58 Class A Voting)                     Y
                                                                   52.279% - Patriot American Hospitality, Inc.
                                                                   (12,943.34 Class B Non-Voting)
                                                                   47.721% - PAH-Management Corporation (11,567.15 Class
                                                                   B Non-Voting)
------------------------------------------------------------------------------------------------------------------------------------
PAH-Interstone, Inc.                              DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
PAH-IP Holding, Inc.                              DE               1% - Wyndham OP (100 Class A Voting)                        Y
                                                                   99% - Patriot American Hospitality Partnership, L.P.
                                                                   (9,900 Class B Non Voting)
------------------------------------------------------------------------------------------------------------------------------------
PAH-Management Corporation                        DE               99% - Patriot American Hospitality, Inc.                    Y
                                                                   1% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
PAHP FF&E Holding, Inc.                           DE               99% - Patriot American Hospitality Partnership, L.P.        Y
                                                                   1% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
PAH-Pittsburgh CI Holding, Inc.                   DE               1% - Wyndham OP (100 Class A Voting)                        Y
                                                                   99% - Patriot American Hospitality Partnership, L.P.
                                                                   (9,900 Class B Non Voting)
------------------------------------------------------------------------------------------------------------------------------------
PAH-Pittsburgh, LLC                               DE               100% - PAH-Franchise Holding, Inc.                          Y
------------------------------------------------------------------------------------------------------------------------------------
PAH-Real Estate Member, Inc.                      DE               100% - PAH-Franchise Holding, Inc.                          Y
------------------------------------------------------------------------------------------------------------------------------------
PAH-RH, LLC                                       DE               100% - Patriot American Hospitality Partnership, L.P.       Y
------------------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield Holding Corp.                     DE               9.09% - Patriot American Hospitality Partnership, L.P.      Y
                                                                   90.91% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield Leasing, Inc.                     DE               9.09% - Patriot American Hospitality Partnership, L.P.      Y
                                                                   90.91% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield LLC                               DE               100% - PAH-Summerfield Holding Corp.                        Y
------------------------------------------------------------------------------------------------------------------------------------
PAH-T, LLC                                        DE               100% - Patriot American Hospitality Partnership, L.P.       Y
------------------------------------------------------------------------------------------------------------------------------------
PAH-Tampa, L.P.                                   DE               1% GP - PAH-T, LLC                                          Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Westmont CI Holding, Inc.                     DE               1% - Wyndham OP (110 Class A Voting)                        Y
                                                                   99% - Patriot American Hospitality Partnership, L.P.
                                                                   (10,890 Class B Non Voting)
------------------------------------------------------------------------------------------------------------------------------------
PAH-WMC Holding, Inc.                             DE               1% - Wyndham OP (100 Class A Voting)                        Y
                                                                   99% - Patriot American Hospitality Partnership, L.P.
                                                                   (9,900 Class B Non Voting)
------------------------------------------------------------------------------------------------------------------------------------
PAH-Xerxes Holding, Inc.                          DE               1% - Wyndham OP (100 Class A Voting)                        Y
                                                                   99% - Patriot American Hospitality Partnership, L.P.
                                                                   (9,900 Class B Non Voting)
------------------------------------------------------------------------------------------------------------------------------------
PAHMB, Inc.                                       TX               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
PAHMB Maryland, Inc.                              MD               100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
Parsippany, LLC                                   DE               100% Member - IHC Realty Partnership, L.P.                  N
                                                                   0% Manager (no economic interest) - Parsippany
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Parsippany Manager Corp.                          DE               100% - IHC Realty Corporation                               N
------------------------------------------------------------------------------------------------------------------------------------
Patriot American Hospitality, Inc.                DE               100% - Wyndham International, Inc. ("Wyndham")              Y
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

Patriot American UK Limited                       England & Wales  100% - Patriot American Hospitality, Inc.                   N
------------------------------------------------------------------------------------------------------------------------------------
Patriot Bougainvillea Development Company, LLC    DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Patriot Bougainvillea, LLC                        DE               75% - Wyndham OP                                            Y
                                                                   25% - Patriot American Hospitality Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Patriot Grand Heritage, LLC                       DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Patriot Holding LLC                               DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Patriot Land Holding LLC                          DE               100% - Patriot American Hospitality Partnership, L.P.       Y
------------------------------------------------------------------------------------------------------------------------------------
Patriot Miami Note Holder, L.P.                   DE               1% GP - PAH GP, Inc.                                        Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Patriot Racetrack Land LLC                        DE               99% - Patriot American Hospitality Partnership, L.P.        Y
                                                                   1% - Patriot Land Holding LLC
------------------------------------------------------------------------------------------------------------------------------------
P.H.G., LLC                                       MD               99% - Wyndham OP                                            Y
                                                                   1% - Patriot Grand Heritage LLC
------------------------------------------------------------------------------------------------------------------------------------
Pittsburgh C.I., Inc.                             KS               100% - PAH-Pittsburgh C.I. Holding, Inc.                    N
------------------------------------------------------------------------------------------------------------------------------------
Polycourt Limited                                 England & Wales  100% - Arcadian (Italy) Limited                             N
------------------------------------------------------------------------------------------------------------------------------------
Posadas de Puerto Rico Associates, Incorporated   DE               100% - WHG Resorts and Casinos Inc.                         N
------------------------------------------------------------------------------------------------------------------------------------
Posadas de Regency, Inc.                          DE               1% - Patriot American Hospitality, Inc.                     N
                                                                   99% - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
Posadas de San Juan Associates (New York          NY               50% - ESJ Hotel Corporation                                 N
joint venture)                                                     50% - Patriot American Hospitality, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Posadas Finance Corporation                       DE               100% - Posadas de Puerto Rico Associates, Incorporated      N
------------------------------------------------------------------------------------------------------------------------------------
PSMB, Inc.                                        CA               100% - WHCMB, Inc.                                          Y
------------------------------------------------------------------------------------------------------------------------------------
PW Land Associates Limited Partnership            PA               99% GP - IHC/Park West Corporation                          Y
                                                                   1% LP - IHC Realty Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
PWMB, Inc.                                        DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
R-Houston GP, LLC                                 DE               100% Member - R-Houston LP, LLC                             N
                                                                   0% Manager (no economic interest) - R-Houston GP
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
R-Houston GP Manager Corp.                        DE               100% - R-Houston LP, LLC                                    N
------------------------------------------------------------------------------------------------------------------------------------
R-Houston, L.P.                                   DE               0.5% GP - R-Houston GP, LLC                                 N
                                                                   99.5% LP- R-Houston LP, LLC
------------------------------------------------------------------------------------------------------------------------------------
R-Houston LP, LLC                                 DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - R-Houston LP
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
R-Houston LP Manager Corp.                        DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
R-Lisle, LLC                                      DE               100% Member - IHC Realty Partnership, L.P.                  N
                                                                   0% Manager (no economic interest) - R-Lisle
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
R-Lisle Manager Corp.                             DE               100% - IHC Realty Corporation                               N
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

Rad-Burl, LLC                                     DE               100% Member - IHC Realty Partnership, L.P.                  N
                                                                   0% Manager (no economic interest) - Rad-Burl
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Rad-Burl Manager Corp.                            DE               100% - IHC Realty Corporation                               N
------------------------------------------------------------------------------------------------------------------------------------
Rad-Jose, LLC                                     DE               100% Member - IHC Realty Partnership, L.P.                  N
                                                                   0% Manager (no economic interest) - Rad-Jose
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Rad-Jose Manager Corp.                            DE               100% - IHC Realty Corporation                               N
------------------------------------------------------------------------------------------------------------------------------------
Ravinia, LLC                                      DE               100% Member - Ravinia Mezz, LLC                             N
                                                                   0% Manager (no economic interest) - Ravinia
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Ravinia Manager Corp.                             DE               100% - Ravinia Mezz, LLC                                    N
------------------------------------------------------------------------------------------------------------------------------------
Ravinia Mezz, LLC                                 DE               100% Member - PAH Ravinia, Inc.                             N
                                                                   0% Manager (no economic interest) - Ravinia Mezz
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Ravinia Mezz Manager Corp.                        DE               100% - PAH Ravinia, Inc.                                    N
------------------------------------------------------------------------------------------------------------------------------------
Resorts Limited Partnership                       DE               1% GP - PAH Carefree, L.P.                                  N
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Resorts Limited Partnership II                    DE               .1% GP - PAH Carefree, L.P.                                 N
                                                                   99.9% LP - Resorts Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
Richardson C.I. Associates, L.P.                  TX               1% GP - Patriot American Hospitality Partnership, L.P.      Y
                                                                   99% LP - C.I. Holding, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Ronald Wilson Properties Limited                  England & Wales  100% - Arcadian (Italy) Limited                             N
------------------------------------------------------------------------------------------------------------------------------------
Rose Hall Associates Limited Partnership          TX               99% LP -  Patriot American Hospitality Partnership,         N
                                                                   L.P.
                                                                   1% GP -  WHC Caribbean, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Societe Anonyme du Chateau de Bessy               France           100% - Arcadian Group Services Limited                      N
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City Operating GP, Inc.                 DE               100% - Wyndham                                              N
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City Operating Partnership, L.P.        DE               99% LP -  Wyndham OP                                        N
                                                                   1% GP -  Salt Lake City Operating GP, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Savannah C.I. Associates, L.P.                    GA               5% GP - PAH-CI Holding, L.L.C.                              Y
                                                                   95% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
SFHC Holdings, LLC                                KS               100% - Summerfield Hotel Company, L.P.                      N
------------------------------------------------------------------------------------------------------------------------------------
SFMB, Inc.                                        DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Sierra Suites Marketing Association               KS               100% - Summerfield Hotel Corporation                        Y
------------------------------------------------------------------------------------------------------------------------------------
St. Louis C.I. Associates, L.P.                   MO               1% GP - Patriot American Hospitality Partnership, L.P.      Y
                                                                   99% LP - C.I. Holding, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Stone Development Sarl                            France           100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Hotel Company, L.P.                   KS               1% GP - PAH-Summerfield, LLC                                Y
                                                                   99% LP - PAH-Summerfield Holding Corp.
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Hotel Corporation                     DE               100% - PAH-Summerfield Holding Corp.                        Y
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------


Summerfield Hotel Leasing Company, L.P.           KS               1% GP - Summerfield Hotel Leasing Corporation               N
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Hotel Leasing Corporation             KS               100% - PAH-Summerfield Leasing, Inc.                        N
------------------------------------------------------------------------------------------------------------------------------------
Summerfield HPT Lease Company, L.L.C.             DE               100% - Patriot American Hospitality Partnership, L.P.       N
------------------------------------------------------------------------------------------------------------------------------------
Summerfield HPT Lease Company, L.P.               KS               99% LP - Patriot American Hospitality Partnership,          N
                                                                   L.P.
                                                                   1% - Summerfield HPT Lease Company, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Marketing Association          DE               100% - Summerfield Hotel Corporation                        Y
------------------------------------------------------------------------------------------------------------------------------------
Syracuse Associates Corporation                   DE               100% - Patriot American Hospitality, Inc.                   Y
------------------------------------------------------------------------------------------------------------------------------------
TCC Maturin, C.A.                                 Venezuela        100% - TCC Venezuela, L.C.                                  N
------------------------------------------------------------------------------------------------------------------------------------
TCC Venezuela, L.C.                               FL               50% - CHC Hotels & Resorts Corp.                            Y
                                                                   50% - Carnicon Holdings Corp.
------------------------------------------------------------------------------------------------------------------------------------
The Malmaison Company (Edinburgh) Ltd.            England & Wales  100% - Malmaison Limited                                    N
------------------------------------------------------------------------------------------------------------------------------------
The Malmaison Hotel (Glasgow) Ltd                 Scotland         100% - Malmaison Brand Ltd.                                 N
------------------------------------------------------------------------------------------------------------------------------------
The Malmaison Hotel (Leeds) Ltd.                  England & Wales  100% - Malmaison Limited                                    N
------------------------------------------------------------------------------------------------------------------------------------
The Malmaison Hotel (Manchester) Ltd.             England & Wales  100% - Malmaison Limited                                    N
------------------------------------------------------------------------------------------------------------------------------------
The Malmaison Hotel (Newcastle) Ltd.              England & Wales  100% - Malmaison Limited                                    N
------------------------------------------------------------------------------------------------------------------------------------
The Reserve Collection Boulders LLC               DE               100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
The Reserve Collection Peaks LLC                  DE               100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
Tillian Limited                                   England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Toledo Hotel Investors, L.P.                      DE               99% LP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
                                                                   1% GP - PAH Deuce GP, LLC
------------------------------------------------------------------------------------------------------------------------------------
Topeka C. I. Associates, L.P.                     KS               96.51% LP - Patriot American Hospitality Partnership,       Y
                                                                   L.P.
                                                                   3.49%GP - PAH-CI Holding, LLC
------------------------------------------------------------------------------------------------------------------------------------
Tree-Mass, LLC                                    DE               100% Member - Tree-Mass Mezz, LLC                           N
                                                                   0% Manager (no economic interest) - Tree-Mass Manager
                                                                   Corp.
------------------------------------------------------------------------------------------------------------------------------------
Tree-Mass Manager Corp.                           DE               100% - Tree-Mass Mezz, LLC                                  N
------------------------------------------------------------------------------------------------------------------------------------
Tree-Mass Mezz, LLC                               DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - Tree-Mass Mezz
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
Tree-Mass Mezz Manager Corp.                      DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Bel Age, LLC                                    DE               100% Member - W-Bel Age Mezz, LLC                           N
                                                                   0% Manager (no economic interest) - W-Bel Age Manager
                                                                   Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Bel Age Manager Corp.                           DE               100% - W-Bel Age Mezz, LLC                                  N
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

W-Bel Age Mezz, LLC                               DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - W-Bel Age Mezz
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Bel Age Mezz Manager Corp.                      DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------


W-Brookfield, LLC                                 DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - W-Brookfield
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Brookfield Manager Corp.                        DE               100% - PAH-GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Buttes, LLC                                     DE               100% Member - W-Buttes Mezz, LLC                            N
                                                                   0% Manager (no economic interest) - W-Buttes
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Buttes Manager Corp.                            DE               100% W-Buttes Mezz, LLC.                                    N
------------------------------------------------------------------------------------------------------------------------------------
W-Buttes Mezz, LLC                                DE               100% Member - PAH Buttes L.L.C.                             N
                                                                   0% Manager (no economic interest) - W-Buttes
                                                                   Mezz Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Buttes Mezz Manager Corp.                       DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Charlotte, LLC                                  DE               100% - Member - Patriot American Hospitality                N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - W-Charlotte
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Charlotte Manager Corp.                         DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Colinas GP, LLC                                 DE               100% Member - W-Colinas Mezz LP, LLC                        N
                                                                   0% Manager (no economic interest) - W-Colinas GP
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Colinas GP Manager Corp.                        DE               100% - W-Colinas Mezz LP, LLC                               N
------------------------------------------------------------------------------------------------------------------------------------
W-Colinas, L.P.                                   DE               0.5% GP - W-Colinas GP, LLC                                 N
                                                                   99.5% LP - W-Colinas Mezz LP, LLC
------------------------------------------------------------------------------------------------------------------------------------
W-Colinas LP Manager Corp.                        DE               100% Patriot American Hospitality Partnership, L.P.         N
------------------------------------------------------------------------------------------------------------------------------------
W-Colinas Mezz LP, LLC                            DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - W-Colinas LP
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Commerce, LLC                                   DE               0% Manager (no economic interest) - W-Commerce              N
                                                                   Manager Corp.
                                                                   100% Member - W-Commerce Mezz, LLC
------------------------------------------------------------------------------------------------------------------------------------
W-Commerce Manager Corp.                          DE               100% - W- Commerce Mezz, LLC                                N
------------------------------------------------------------------------------------------------------------------------------------
W-Commerce Mezz, LLC                              DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - W-Commerce
                                                                   Mezz Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Commerce Mezz Manager Corp.                     DE               100% PAH GP, Inc.                                           N
------------------------------------------------------------------------------------------------------------------------------------
W-Emerald, LLC                                    DE               100% Member - W-Emerald Mezz, LLC                           N
                                                                   0% Manager (no economic interest) - W-Emerald
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Emerald Manager Corp.                           DE               100% - W-Emerald Mezz, LLC                                  N
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------


W-Emerald Mezz, LLC                               DE               0% Manager (no economic interest) - W-Emerald               N
                                                                   Mezz Manager Corp.
                                                                   100% Member - Patriot American Hospitality
                                                                   Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
W-Emerald Mezz Manager Corp.                      DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Franklin GP, LLC                                DE               100% Member - W-Franklin Mezz L.P., LLC                     N
                                                                   0% Manager (no economic interest) - W-Franklin GP
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Franklin GP Manager Corp.                       DE               100% - W-Franklin Mezz, L.P., LLC                           N
------------------------------------------------------------------------------------------------------------------------------------
W-Franklin, L.P.                                  DE               0.5% GP - W-Franklin GP, LLC                                N
                                                                   95.5% LP - W-Franklin Mezz L.P., LLC
------------------------------------------------------------------------------------------------------------------------------------
W-Franklin L.P. Manager Corp.                     DE               100% PAH GP, Inc.                                           N
------------------------------------------------------------------------------------------------------------------------------------
W-Franklin Mezz L.P., LLC                         DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - W-Franklin
                                                                   L.P. Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Garden Atlanta, LLC                             DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - W-Garden
                                                                   Atlanta Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Garden Atlanta Manager Corp.                    DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Greenspoint Holding Corp.                       DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Greenspoint, L.P.                               DE               1% GP - W-Greenspoint Member Corp.                          N
                                                                   99% LP-WG Member, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
W-Greenspoint Member Corp.                        DE               100% - W-Greenspoint Holding Corp.                          N
------------------------------------------------------------------------------------------------------------------------------------
W-Indiana, LLC                                    DE               100% Member - W-Indiana Mezz, LLC                           N
                                                                   0% Manager (no economic interest) W-Indiana
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Indiana Manager Corp.                           DE               100% - W-Indiana Mezz, LLC                                  N
------------------------------------------------------------------------------------------------------------------------------------
W-Indiana Mezz, LLC                               DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) W-Indiana   Mezz
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Indiana Mezz Manager Corp.                      DE               100% PAH GP, Inc.                                           N
------------------------------------------------------------------------------------------------------------------------------------
W-Miami Airport GP, LLC                           DE               0% Manager (no economic interest) - W-Miami Airport         N
                                                                   Manager Corp.
                                                                   100% Member - PAH-River House, L.P.
------------------------------------------------------------------------------------------------------------------------------------
W-Miami Airport, L.P.                             DE               0.5% GP -  W- Miami Airport GP, LLC                         N
                                                                   99.5% LP - PAH-River House, L.P.
------------------------------------------------------------------------------------------------------------------------------------
W-Miami Airport Manager Corp.                     DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Novi, LLC                                       DE               0% Manager (no economic interest) - W-Novi                  N
                                                                   Manager Corp.
                                                                   100% Member - W-Novi Mezz, LLC
------------------------------------------------------------------------------------------------------------------------------------
W-Novi Manager Corp.                              DE               100% - W-Novi Mezz, LLC                                     N
------------------------------------------------------------------------------------------------------------------------------------
W-Novi Mezz, LLC                                  DE               0% Manager (no economic interest) - W-Novi Mezz             N
                                                                   Manager Corp.
                                                                   100% Member - Patriot American Hospitality, Inc.
------------------------------------------------------------------------------------------------------------------------------------
W-Novi Mezz Manager Corp.                         DE               100% - Patriot American Hospitality, Inc.                   N
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

W-Pleasanton, LLC                                 DE               100% Member - W-Pleasanton Mezz, LLC                        N
                                                                   0% Manager (no economic interest) - W-Pleasanton
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Pleasanton Manager Corp.                        DE               100% - W-Pleasanton Mezz, LLC                               N
------------------------------------------------------------------------------------------------------------------------------------
W-Pleasanton Mezz, LLC                            DE               100% - Member - Patriot American Hospitality, Inc.          N
                                                                   0% Manager (no economic value) - W-Pleasanton
                                                                   Mezz Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
W-Pleasanton Mezz Manager Corp.                   DE               100% - Patriot American Hospitality, Inc.                   N
------------------------------------------------------------------------------------------------------------------------------------
W-Richardson GP Corp.                             DE               100% - W-Richardson Mezz L.P., LLC                          N
------------------------------------------------------------------------------------------------------------------------------------
W-Richardson, L.P.                                DE               0.5% GP -  W- Richardson GP Corp.                           N
                                                                   99.5% LP - W-Richardson Mezz L.P., LLC
------------------------------------------------------------------------------------------------------------------------------------
W-Richardson L.P. Manager Corp.                   DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Richardson Mezz L.P., LLC                       DE               0% Manager (no economic interest) - W-Richardson L.P.       N
                                                                   Manager Corp.
                                                                   100% Member - Richardson C.I. Associates, L.P.
------------------------------------------------------------------------------------------------------------------------------------
W-Schaumburg, LLC                                 DE               0% Manager (no economic interest) -                         N
                                                                   W-Schaumburg Manager Corp.
                                                                   100% Member - W-Schaumburg Mezz, LLC
------------------------------------------------------------------------------------------------------------------------------------
W-Schaumburg Manager Corp.                        DE               100% - W-Schaumberg Mezz, LLC                               N
------------------------------------------------------------------------------------------------------------------------------------
W-Schaumburg Mezz, LLC                            DE               0% Manager (no economic interest) -                         N
                                                                   W-Schaumburg Mezz Manager Corp.
                                                                   100% Member - Patriot American Hospitality
                                                                   Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
W-Schaumburg Mezz Manager Corp.                   DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-SSH, LLC                                        DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
W-Tampa GP, LLC                                   DE               0% Manager (no economic interest) - W-Tampa                 N
                                                                   Manager Corp.
                                                                   100% Member - PAH-Tampa, L.P.
------------------------------------------------------------------------------------------------------------------------------------
W-Tampa, L.P.                                     DE               0.5% GP -  W- Tampa GP, LLC                                 N
                                                                   99.5% LP - PAH-Tampa, L.P.
------------------------------------------------------------------------------------------------------------------------------------
W-Tampa Manager Corp.                             DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
W-Wood Dale, LLC                                  DE               0% Manager (no economic interest) - W-Wood Dale             N
                                                                   Manager Corp.
                                                                   100% Member - W-Wood Dale Mezz, LLC
------------------------------------------------------------------------------------------------------------------------------------
W-Wood Dale Manager Corp.                         DE               100% W-Wood Dale Mezz, LLC                                  N
------------------------------------------------------------------------------------------------------------------------------------
W-Wood Dale Mezz, LLC                             DE               0% Manager (no economic interest) - W-Wood Dale Mezz        N
                                                                   Manager Corp.
                                                                   100% Member - Patriot American Hospitality, Inc.
------------------------------------------------------------------------------------------------------------------------------------
W-Wood Dale Mezz Manager Corp.                    DE               100% Patriot American Hospitality, Inc.                     N
------------------------------------------------------------------------------------------------------------------------------------
W& CP (Exeter) Limited                            England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
W&C Estates Ltd.                                  England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Waterfront Management Corporation                 DE               100% - Wyndham Management Corporation                       Y
------------------------------------------------------------------------------------------------------------------------------------
WCHNW, LLC                                        DE               100% Member - Patriot American Hospitality                  N
                                                                   Partnership, L.P.
                                                                   0% Manager (no economic interest) - WCHNW Manager
                                                                   Corp.
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

WCHNW Manager Corp.                               DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
Westminster & Country Construction Company        England & Wales  100% - Arcadian (Italy) Limited                             N
 Limited
------------------------------------------------------------------------------------------------------------------------------------
Westminster & Country Finance Limited             England & Wales  100% - Arcadian (Italy) Limited                             N
------------------------------------------------------------------------------------------------------------------------------------
Westminster & Country Properties (Bicester)       England & Wales  100% - Arcadian (Italy) Limited                             N
 Limited
------------------------------------------------------------------------------------------------------------------------------------
Westminster & Country Properties (London)         England & Wales  100% - Arcadian (Italy) Limited                             N
 Limited
------------------------------------------------------------------------------------------------------------------------------------
WG Member, LLC                                    DE               100% - Patriot American Hospitality Partnership, L.P.       N
------------------------------------------------------------------------------------------------------------------------------------
WH Interest, Inc.                                 TX               100% - PAH-Interest Holding, Inc.                           Y
------------------------------------------------------------------------------------------------------------------------------------
WHC Atlanta GP, LLC                               DE               100% - Patriot American Hospitality Partnership, L.P.       N
------------------------------------------------------------------------------------------------------------------------------------
WHC Caribbean, Ltd.                               Jamaica          1 Share (.5%) - Wyndham Management Corporation              N
                                                                   199 Shares (99.5%) - Xerxes Limited
------------------------------------------------------------------------------------------------------------------------------------
WHC Chicago, LLC                                  DE               100% - Patriot American Hospitality Partnership, L.P.       Y
------------------------------------------------------------------------------------------------------------------------------------
WHC Columbus Corporation                          DE               100% - PAH-Columbus Holding, Inc.                           Y
------------------------------------------------------------------------------------------------------------------------------------
WHC Finance, L.P.                                 DE               1% GP - O-H Acquisition Corp.                               Y
                                                                   99% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
WHC Franchise Corporation                         DE               100% - PAH-Franchise Holding, Inc.                          Y
------------------------------------------------------------------------------------------------------------------------------------
WHCMB, Inc.                                       DE               100% - Wyndham Management Corporation                       Y
------------------------------------------------------------------------------------------------------------------------------------
WHCMB Overland Park, Inc.                         KS               100% - WHCMB, Inc.                                          Y
------------------------------------------------------------------------------------------------------------------------------------
WHCMB Toronto, Inc.                               Canada           100% - Wyndham Management Corporation                       N
------------------------------------------------------------------------------------------------------------------------------------
WHCMB Utah Private Club Corporation (Utah         UT               100% - Wyndham Management Corporation                       N
 non-profit corporation)
------------------------------------------------------------------------------------------------------------------------------------
WHG El Con Corp.                                  DE               100% - WHG Resorts and Casinos Inc.                         N
------------------------------------------------------------------------------------------------------------------------------------
WHG Resorts & Casinos Inc.                        DE               100% - Wyndham                                              N
------------------------------------------------------------------------------------------------------------------------------------
WI Ohio Investors, Inc.                           DE               1% - Wyndham OP                                             Y
                                                                   99% - Patriot American Hospitality Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Wichita C.I. Associates III, L.P.                 KS               13.36% GP - C.I. Wichita General, L.L.C.                    N
                                                                   86.64% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Williams Hospitality Group Inc.                   DE               62% - Posadas de Puerto Rico, Incorporated                  N
                                                                   38% - El San Juan Holding, Inc.
------------------------------------------------------------------------------------------------------------------------------------
WKA Development S.E.                              Puerto Rico      2% - Williams Hospitality Group Inc.                        N
                                                                   98% - WKA El Con Associates
------------------------------------------------------------------------------------------------------------------------------------
WKA El Con Associates                             NY               53.46% - Conquistador Holdings, Inc.                        N
                                                                   46.54% - WHG El Con Corp.
------------------------------------------------------------------------------------------------------------------------------------
WMC II, Inc.                                      DE               100% - Wyndham Management II, LLC                           Y
------------------------------------------------------------------------------------------------------------------------------------
WYN Travel, Inc.                                  DE               100% - Wyndham                                              Y
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------


Wyndham Atlanta Lessee, LLC                       DE               100% - Wyndham                                              Y
------------------------------------------------------------------------------------------------------------------------------------
Wyndham French Holdings Limited                   England & Wales  100% - Arcadian International Limited                       N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Hotels & Resorts (Aruba) N.V.             Aruba            100% - Wyndham Management Corporation                       N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Hotels & Resorts Management, Ltd.         Bermuda          100% - Wyndham Management Corporation                       N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham HPT Lessee, L.P.                          DE               1% GP - Wyndham HPT Lessee LLC                              N
                                                                   99% LP - Wyndham OP
------------------------------------------------------------------------------------------------------------------------------------
Wyndham HPT Lessee LLC                            DE               100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International Acquisition Subsidiary      DE               100% - Wyndham                                              N
 Inc.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation                            DE               100% - PAH-IP Holding, Inc.                                 Y
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Management Corporation                    DE               100% - PAH-WMC Holding, Inc.                                Y
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Management II, LLC                        DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Holding Corp.                   DE               100% - PAH GP, Inc.                                         N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Lessee Holding Corp.            DE               100% - CHC Lease Partners                                   N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Lessee LLC                      DE               1% - Wyndham Peachtree Lessee Member Corp.                  N
                                                                   99% - Wyndham Peachtree Lessee Member, LLC
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Lessee Member, LLC              DE               100% - CHC Lease Partners                                   N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Lessee Member Corp.             DE               100% - Wyndham Lessee Holding Corp.                         N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree LLC                             DE               1% - Wyndham Peachtree Member Corp.                         N
                                                                   99% - Wyndham Peachtree Member, LLC
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Member Corp.                    DE               100% - Wyndham Peachtree Holding Corp.                      N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Member, LLC                     DE               100% - Patriot American Hospitality Partnership, L.P.       N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham SN Lessee Corp.                           DE               100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
Wyndham SN Lessee, L.P.                           DE               99% LP - Wyndham OP                                         N
                                                                   1% GP Wyndham SN Lessee Corp.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Summerfield Lessee, L.P.                  DE               99% LP - Wyndham OP                                         Y
                                                                   1% GP - Wyndham Summerfield Lessee LLC
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Summerfield Lessee, LLC                   DE               100% - Wyndham OP                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Wyndham UK Holdings Limited                       England & Wales  100% - Wyndham OP                                           N
------------------------------------------------------------------------------------------------------------------------------------
Xerxes Limited                                    Jamaica          .5% - Wyndham Management Corporation (1 Share)              N
                                                                   99.5% - PAH-Xerxes Holding, Inc. (199 Shares)
------------------------------------------------------------------------------------------------------------------------------------
YO Hotel Investors, L.P.                          DE               99% LP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
                                                                   1% GP - PAH Deuce GP, LLC
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------


                               SUBSIDIARIES: Non-Wholly-Owned  (Includes Unrestricted Subsidiaries)
------------------------------------------------------------------------------------------------------------------------------------
Atlanta American Hotel Investors, L.P.            DE               1% GP - WHC Atlanta GP, LLC                                 N
                                                                   69% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Casa Marina Realty Partnership, L.P.              DE               97.6063% LP - IHC Realty Partnership, L.P.                  N
                                                                   1% GP - Casa Marina Realty Corporation
------------------------------------------------------------------------------------------------------------------------------------
Casa Marina Realty Corporation                    DE               98.6063% - Patriot American Hospitality, Inc.               Y
------------------------------------------------------------------------------------------------------------------------------------
Chicago-ES, LLC                                   DE               1% - Chicago-ES Member Corp.                                N
                                                                   99% IHP/Class B Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
CHR Consulting Company, L.L.C.                    DE               99% - Colony Hotels and Resorts Company                     N
                                                                   1% - Interstate Member, Inc.
------------------------------------------------------------------------------------------------------------------------------------
CHR Services Company, L.L.C.                      DE               99% - Colony Hotels and Resorts Company                     N
                                                                   1% - Interstate Member, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Clipper Hotels Limited                            England & Wales  99% - Arcadian International Limited                        N
------------------------------------------------------------------------------------------------------------------------------------
City Centre Partnership, L.P.                     DE               92.5% GP - Patriot American Hospitality Partnership,        N
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Colony de Mexico, S.A. de C.V.                    Mexico           .002% - Colony International Management Company,            N
                                                                   L.L.C.
                                                                   99.998% - Colony Hotels and Resorts Company
------------------------------------------------------------------------------------------------------------------------------------
Colony Hotels and Resorts Company                 DE               100% - Interstate Hotels, LLC                               N
------------------------------------------------------------------------------------------------------------------------------------
Colony International Management Company, L.L.C.   DE               99% - Colony Hotels and Resorts Company                     N
                                                                   1% - Interstate Member, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Continental Design & Supplies Company, L.L.C.     DE               99% - Interstate Hotels, LLC                                N
                                                                   1%  - Interstate Member, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Crossroads Future Company, L.L.C.                 DE               1% - PAH-Crossroads Members, Inc.                           N
                                                                   99% - Crossroads Hospitality Company, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Crossroads Future Financing Company, L.L.C.       DE               100% - Crossroads Future Company, L.L.C.                    N
                                                                   Future Financing Member Corporation (Special
                                                                   Independent Member - no economic interest)
------------------------------------------------------------------------------------------------------------------------------------
Crossroads Hospitality Company, L.L.C.            DE               99% - Interstate Hotels, LLC                                N
                                                                   1% - Interstate Member, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Crossroads Hospitality Tenant Company, L.L.C.     DE               99% - Crossroads Hospitality Company, L.L.C.                N
                                                                   1% - Interstate Member, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Crossroads/Memphis Company, L.L.C.                DE               99% - Crossroads Hospitality Company, L.L.C.                N
                                                                   1% - Interstate Member, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Crossroads/Memphis Financing Company, L.L.C.      DE               100% - Crossroads/Memphis Partnership, L.P.                 N
                                                                   Crossroads/Memphis Financing Corporation (Special
                                                                   Independent Member - no economic interest)
------------------------------------------------------------------------------------------------------------------------------------
Crossroads/Memphis Financing Company II, L.L.C.   DE               100% - Crossroads/Memphis Partnership, L.P.                 N
                                                                   Crossroads/Memphis Financing II Corporation (Special
                                                                   Independent Member - no economic interest)
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

Crossroads/Memphis Partnership, L.P.              DE               83.2329% GP - Crossroads/                                   N
                                                                   Memphis Company, L.L.C.
                                                                   16.7671% LP - Crossroads Hospitality Company, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
DT-Des Plaines, LLC                               DE               100% Member - DT-Des Plaines Mezz, LLC                      N
                                                                   0% Manager (no economic interest) - DT-Des
                                                                   Plaines Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
DT-Des Plaines Manager Corp.                      DE               100% - DT-Des Plaines Mezz, LLC                             N
------------------------------------------------------------------------------------------------------------------------------------
DT-Des Plaines Mezz, LLC                          DE               100% Member - PAH-DT Chicago O'Hare                         N
                                                                   Partners, L.P.
                                                                   0% Manager (no economic interest) - DT-Des
                                                                   Plaines Mezz Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
DT-Des Plaines Mezz Manager Corp.                 DE               100% - PAH-DT Chicago O'Hare Partners, L.P.                 N
------------------------------------------------------------------------------------------------------------------------------------
DT-Miami GP, LLC                                  DE               100% Member - DT-Miami Mezz, L.P.                           N
                                                                   0% Manager (no economic interest) - DT Miami GP
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
DT-Miami GP Manager Corp.                         DE               100% - DT-Miami Mezz, L.P.                                  N
------------------------------------------------------------------------------------------------------------------------------------
DT-Miami L.P. Manager Corp.                       DE               100% - PAH-DT Miami Airport Partners, L.P.                  N
------------------------------------------------------------------------------------------------------------------------------------
DT-Miami, L.P.                                    DE               0.5% GP - DT-Miami GP, LLC                                  N
                                                                   99.5% LP - DT-Miami Mezz, L.P.
------------------------------------------------------------------------------------------------------------------------------------
DT-Miami Mezz, L.P.                               DE               0.5% GP - DT-Miami L.P. Holding, LLC                        N
                                                                   99.5% LP - PAH-DT Miami Airport Partners, L.P.
------------------------------------------------------------------------------------------------------------------------------------
DT-Miami L.P. Holding, LLC                        DE               100% Member - PAH-DT Miami Airport Partners,    L.P.        N
                                                                   0% Manager (no economic interest) - DT-Miami LP
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
DT-Tallahassee GP, LLC                            DE               100% Member - DT-Tallahassee Mezz, L.P.                     N
                                                                   0% Manager (no economic interest) - DT-Tallahassee GP
                                                                   Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
DT-Tallahassee GP Manager Corp.                   DE               100% - DT-Tallahassee Mezz, L.P.                            N
------------------------------------------------------------------------------------------------------------------------------------
DT-Tallahassee, L.P.                              DE               0.5% GP - DT-Tallahassee GP, LLC                            N
                                                                   99.5% LP - DT-Tallahassee Mezz, L.P.
------------------------------------------------------------------------------------------------------------------------------------
DT-Tallahassee L.P. Holding, LLC                  DE               100% Member - PAH-DT Tallahassee Partners, L.P.             N
                                                                   0% Manager (no economic interest) - DT-Tallahassee
                                                                   L.P. Manager Corp.
------------------------------------------------------------------------------------------------------------------------------------
DT-Tallahassee L.P. Manager Corp.                 DE               100% - PAH-DT Tallahassee Partners, L.P.                    N
------------------------------------------------------------------------------------------------------------------------------------
DT-Tallahassee Mezz, L.P.                         DE               99.5% LP - PAH-DT Tallahassee Partners, L.P.                N
                                                                   0.5% GP - DT-Tallahassee L.P. Holding, LLC
------------------------------------------------------------------------------------------------------------------------------------
Equity Bluefield, Inc.                            WV               100% - Crossroads/Memphis Partnership, L.P.                 N
------------------------------------------------------------------------------------------------------------------------------------
Hilltop Equipment Leasing Company, L.P.           DE               99% GP - PAH-Hilltop GP, LLC                                N
                                                                   1% LP - Interstate Member, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Hotel Venture Partners, Ltd.                      FL               .5% GP - PAH-HVP General Partner Corp                       N
                                                                   88.39% LP - Patriot American Hospitality Partnership,
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
IHC/Denver Partnership, L.P.                      DE               89% LP - IHC Realty Partnership, L.P.                       Y
                                                                   1% GP - IHC Realty Corporation
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

IHC/Moscow Corporation                            DE               100% - Interstate Hotels, LLC                               N
------------------------------------------------------------------------------------------------------------------------------------
IHC Services Company, L.L.C.                      DE               99% - Interstate Hotels, LLC                                N
                                                                   1%  - Interstate Member, Inc.
------------------------------------------------------------------------------------------------------------------------------------
IHP/Class B Partnership, L.P.                     DE               98.7829% GP - IHC Realty Partnership, L.P.                  Y
------------------------------------------------------------------------------------------------------------------------------------
Interstate Hotels, LLC                            DE               55% - PAH-Interstate Holdings, Inc.                         N
                                                                   45% - Northridge Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Interstate/Montour Associates, Ltd.               PA               95.6075% GP - IHC/Park West Corporation                     Y
------------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners I L.P.                  DE               50.5% LP - IHC/Interstone Partnership II, L.P.              Y
                                                                   .5% GP - PAH Interstone, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners II L.P.                 DE               50.5% LP - IHC/Interstone Partnership II, L.P.              N
                                                                   .5% GP - PAH Interstone, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners III L.P.                DE               50.5% LP - IHC/Interstone Partnership II, L.P.              N
                                                                   .5% GP - PAH Interstone, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners IV L.P.                 DE               50.5% LP - IHC/Interstone Partnership II, L.P.              N
                                                                   .5% GP - PAH Interstone, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Interstone/CGL (WC) Partners LP                   DE               1% GP - IHC Realty Corporation                              N
                                                                   64%LP - IHC Realty Partnership, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Oak Hill Catering Company, Inc.                   WV               100% - Crossroads/Memphis Partnership, L.P.                 N
------------------------------------------------------------------------------------------------------------------------------------
PAH-Cambridge Holdings, LLC                       DE               100% - Interstate Hotels, LLC                               N
------------------------------------------------------------------------------------------------------------------------------------
PAH-DT Allen Partners, L.P.                       DE               85% GP - PAH-GP Allen                                       N
                                                                   Partners, L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-DT Chicago O'Hare Partners, L.P.              DE               90% GP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-DT Miami Airport Partners, L.P.               DE               90% GP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-DT Minneapolis Suites Partners, L.P.          DE               90% GP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-DT Park Place Partners, L.P.                  DE               90% GP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-DT Tallahassee Partners, L.P.                 DE               90% GP - Patriot American Hospitality Partnership,          Y
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Hilltop GP, LLC                               DE               100% - Interstate Hotels, LLC                               N
------------------------------------------------------------------------------------------------------------------------------------
Park West Hotel Associates                        PA               50% Managing GP - PW Land Associates Limited                Y
                                                                   Partnership
                                                                   50% GP -Interstate/
                                                                   Montour Associates
------------------------------------------------------------------------------------------------------------------------------------
Patriot American Hospitality Partnership, L.P.    VA               91%LP -  PAH LP, Inc.                                       Y
                                                                   1% GP - PAH GP, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Royal Palace Hotel Associates                     FL               55% - PAH-BV Palace, L.P.                                   N
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

Swatara Associates                                PA               1.3350% GP, 96.6286% LP - IHC Realty Partnership, L.P.      N
------------------------------------------------------------------------------------------------------------------------------------
Syracuse Realty Associates, L.P.                  DE               93% LP - IHC Realty Partnership, L.P.                       Y
                                                                   1% GP - Syracuse Associates Corporation
------------------------------------------------------------------------------------------------------------------------------------
The Key West Reach Limited Partnership            DE               96.1194% LP - IHC Realty Partnership, L.P.                  Y
                                                                   1% GP - IHC Reach Corporation
------------------------------------------------------------------------------------------------------------------------------------
The Peaks Real Estate Services, Inc.              AZ               1000 shares Preferred Voting (66.66%) - PAH Leasing         Y
                                                                   LLC
------------------------------------------------------------------------------------------------------------------------------------
Transatlantic Hotel Co. Sarl                      France           100% - Arcadian (UK) Developments Ltd.                      N
------------------------------------------------------------------------------------------------------------------------------------
Travis Real Estate Group Joint Venture            TX               65.48% - Patriot American Hospitality Partnership,          N
                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Water Street Hotel, Ltd.                          DE               84% LP - IHC Realty Partnership, L.P.                       Y
                                                                   1% GP - IHC/Jacksonville Corporation
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International Operating Partnership,      DE               1% GP - Wyndham International, Inc.                         Y
 L.P.                                                              80% LP - Wyndham International, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------
                                       JOINT VENTURES  (Includes Unrestricted Subsidiaries)
------------------------------------------------------------------------------------------------------------------------------------
Al Jarafe Golf SA                                 Spain            10% - Arcadian Group Service Limited                        N
------------------------------------------------------------------------------------------------------------------------------------
Ambassador Hotels, Ltd.                           England & Wales  50% - Arcadian International Limited                        N
------------------------------------------------------------------------------------------------------------------------------------
Beleggingsmaat-Schappij Stako II BV               Netherlands      18.2% - Arcadian Group Service Limited                      N
------------------------------------------------------------------------------------------------------------------------------------
Block 125 River North Hotel Venture, L.L.C.       DE               19.9% - PAH River North, LLC                                N
------------------------------------------------------------------------------------------------------------------------------------
Cambridge Hotel Associates                        PA               25% Voting GP (85.7% Dist.) - PAH-Cambridge Holdings,       N
                                                                   LLC
------------------------------------------------------------------------------------------------------------------------------------
Carnicon Venezuela Hotel Consultants LC           Florida          50% - CHC Hotels & Resorts Corp.                            N
------------------------------------------------------------------------------------------------------------------------------------
CPHPAH Dos Pueblos Associates, L.L.C.             DE               4% - Patriot American Hospitality Partnership, L.P.         N
------------------------------------------------------------------------------------------------------------------------------------
Crossroads/Memphis Financing Corporation          DE               100% - Interstate Hotels Corporation                        N
------------------------------------------------------------------------------------------------------------------------------------
Crossroads/Memphis Financing II Corporation       DE               100% - Interstate Hotels Corporation                        N
------------------------------------------------------------------------------------------------------------------------------------
DFW/H&R, Inc.                                     TX               49% - PAH-Management Corporation                            N
------------------------------------------------------------------------------------------------------------------------------------
Don Ce Sar Resort Hotel Ltd.                      FL               12% LP - PAH-Franchise Holding, Inc.                        N
                                                                   1% GP -  Don CeSar Holdings, LLC
------------------------------------------------------------------------------------------------------------------------------------
Dublin Inn, Ltd.                                  OH               30% - WHC Columbus Corporation                              N
------------------------------------------------------------------------------------------------------------------------------------
Fattoria Villa Saletta Srl.                       Italy            9% - Arcadian International Limited                         N
------------------------------------------------------------------------------------------------------------------------------------
Future Financing Member Corporation               DE               100% - Interstate Hotels Corporation                        N
------------------------------------------------------------------------------------------------------------------------------------
Host/Interstate Partnership, L.P.                 DE               5% LP - IHC/Pittsburgh Partnership, L.P.                    N
------------------------------------------------------------------------------------------------------------------------------------
HMC/Interstate Manhattan Beach, L.P.              DE               25% LP - PAH-Franchise Holding, Inc.                        N
------------------------------------------------------------------------------------------------------------------------------------
HMC/Interstate Ontario, L.P.                      DE               10% LP - PAH-Franchise Holding, Inc.                        N
------------------------------------------------------------------------------------------------------------------------------------
HMC/Interstate Waterford, L.P.                    DE               25% LP - PAH-Franchise Holding, Inc.                        N
------------------------------------------------------------------------------------------------------------------------------------
IHC II, LLC                                       DE               99.99% - Interstate Hotels Corporation                      N
------------------------------------------------------------------------------------------------------------------------------------
IHP Holdings Partnership, L.P.                    PA               19.8165% Managing GP - IHP Investment Company, L.L.C.       N
                                                                   29.9299% GP - Chicago-ES, LLC
------------------------------------------------------------------------------------------------------------------------------------
Interstate Hotels Corporation                     MD               1% - PAH-Interstate Holdings, Inc.                          N
                                                                   3% - Patriot American Hospitality, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Interstate Member, Inc.                           DE               100% - Interstate Hotels Corporation                        N
------------------------------------------------------------------------------------------------------------------------------------
Las Casitas Development Company Inc. (S.E.)       Puerto Rico      50% LP - WKA El Con Associates                              N
------------------------------------------------------------------------------------------------------------------------------------
Malmaison Management Limited                      England & Wales  50% - Arcadian International Limited                        N
------------------------------------------------------------------------------------------------------------------------------------
Marquis Hotel Associates                          PA               50% - Pittsburgh C.I., Inc.                                 N
------------------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization     Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

Maryville Centre Hotel Joint Venture              MO               50% Managing GP - IHC/Maryville Hotel Corporation           N
------------------------------------------------------------------------------------------------------------------------------------
Meadows Beverage Company, LLC                     CA               50% - CFMB, Inc.                                            N
------------------------------------------------------------------------------------------------------------------------------------
Mentmore Golf & Country Club Plc.                 England & Wales  10% - Arcadian International Limited                        N
------------------------------------------------------------------------------------------------------------------------------------
Northridge Holdings, Inc.                         DE               100% - Interstate Hotels Corporation                        N
------------------------------------------------------------------------------------------------------------------------------------
Oxford Wyn 633 Investment Company, L.L.C.         DE               50% - WHC Chicago, LLC                                      N
------------------------------------------------------------------------------------------------------------------------------------
Resorts Services, Inc.                            AZ               99% - Wyndham (non-voting)                                  N
------------------------------------------------------------------------------------------------------------------------------------
Santa Maria Joint Venture                         DE               50% - IHC/Santa Maria Corporation                           N
------------------------------------------------------------------------------------------------------------------------------------
Shula's Steak Houses, L.P.                        DE               49% - W-SSH, LLC                                            N
------------------------------------------------------------------------------------------------------------------------------------
State College BBQ/Concord Joint Venture           DE               50% - Crossroads/Memphis Partnership L.P.                   N
------------------------------------------------------------------------------------------------------------------------------------
The Great Eastern Hotel Company Ltd.              England & Wales  50% - Arcadian International Limited                        N
------------------------------------------------------------------------------------------------------------------------------------
Westmont C.I. Associates, Limited Partnership     IL               9.0909% GP - PAH-Westmont CI Holding, Inc.                  N
------------------------------------------------------------------------------------------------------------------------------------
Westshaw Associates                               DE               50% - Patriot Bougainvillea, LLC                            N
------------------------------------------------------------------------------------------------------------------------------------


                                                       PAYROLL SUBSIDIARIES
                                               (Includes Unrestricted Subsidiaries)


Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization                   Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

HEPC Anatole, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Andover, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Annapolis, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Aruba Beach, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Atlanta Gwinnett, Inc.                              TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Atlanta Northlake, Inc.                             TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Bel Age, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Bristol, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Brookfield, Inc.                                    TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Buckhead, Inc.                                      TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Burlington, Inc.                                    TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Cedar Rapids, Inc.                                  TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Charlotte, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Checkers, Inc.                                      TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Clubhouse, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Colorado Springs, Inc.                              TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Columbus, Inc.                                      TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Commerce, Inc.                                      TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Copley, Inc.                                        TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Culver City, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Dallas Market Center, Inc.                          TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Dedham, Inc.                                        TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Denver, Inc.                                        TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Detroit, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Elbow Beach, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Emerald Plaza, Inc.                                 TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Franklin Plaza, Inc.                                TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Garden Albuquerque, Inc. (f/k/a WH Garden           TX             100% - Wyndham Management Corporation          N
 Albuquerque, Inc.)
----------------------------------------------------------------------------------------------------------------------------
HEPC GHALP, Inc.                                         TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Greenspoint, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Harbour Island, Inc.                                TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Indianapolis, Inc.                                  TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization                   Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

HEPC Kansas City, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Kingston, Inc.                                      TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC LaGuardia, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Las Colinas, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC LAX, Inc. (formerly WH LAX, Inc.)                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC LAX-U, Inc. (formerly WH LAX-U, Inc.)               TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Lexington, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Long Term Stay, Inc.                                TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Marietta, Inc.                                      TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Marin County, Inc.                                  TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Metrocenter, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Midtown Atlanta, Inc.                               TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Milwaukee, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Monrovia, Inc.                                      TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Morgan Bay, Inc.                                    TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Mt. Olive, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC New Orleans, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Newark, Inc.                                        TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Northwest Chicago, Inc.                             TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Novi, Inc.                                          TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Oakbrook Terrace, Inc.                              TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC O'Hare, Inc.                                        TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Orange County, Inc.                                 TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Orlando, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Orlando Resort, Inc.                                TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Overland Park, Inc.                                 TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Palm Springs, Inc.                                  TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Park Central, Inc.                                  TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Piscataway, Inc.                                    TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Pittsburgh, Inc.                                    TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Playhouse Square, Inc.                              TX             100% - Wyndham Management Corporation          N
(formerly WH Playhouse Square, Inc.)
----------------------------------------------------------------------------------------------------------------------------
HEPC Pleasanton, Inc.                                    TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Pruneyard, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Richmond, Inc.                                      TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Rose Hall, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------

Entity                                          Jurisdiction       Wyndham Entities with Equity Ownership in the       Guarantor
                                               of Organization                   Scheduled Entity
------------------------------------------------------------------------------------------------------------------------------------

HEPC Salt Lake City, Inc.                                TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Schaumburg, Inc.                                    TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Semi-Ah-Moo, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Sugar Bay Club, Inc.                                TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Sugar Bay, Inc.                                     TX             100% - Wyndham Management Corporation          N
(formerly WH Sugar Bay, Inc.)
----------------------------------------------------------------------------------------------------------------------------
HEPC Toronto, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Valley Forge, Inc.                                  TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC VF, Inc.                                            TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Vinings, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Waltham, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Warwick, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Windwatch, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Wood Dale, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
WIPC, LLC                                                DE             100% - Wyndham OP                              N
----------------------------------------------------------------------------------------------------------------------------
HEPC Memphis, Inc.                                       TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Billerica, Inc.                                     TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
HEPC Miami Beach, Inc.                                   TX             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------
WIPC-Buena Vista Palace, LLC                             DE             100% - Wyndham OP                              N
----------------------------------------------------------------------------------------------------------------------------
Wyndham Management (Virgin Islands) Corporation          DE             100% - Wyndham Management Corporation          N
----------------------------------------------------------------------------------------------------------------------------

                            -----------------------
      Outstanding Subscriptions, Options, Warrants, Calls, Rights or Other
      --------------------------------------------------------------------
         Agreements/Commitments Relating to Equity Ownership Interests
         -------------------------------------------------------------
   of the Borrower and its Subsidiaries (except stock options to employees or
   --------------------------------------------------------------------------
      directors,  directors' qualifying shares, or Buy/Sell Arrangements)
      -------------------------------------------------------------------


     A.   Outstanding obligations to issue capital stock
          ----------------------------------------------

          1. Preemptive Rights Agreement dated as of September 30, 1997 by and among Patriot American Partnership, L.P., Wyndham International Operating Partnership, L.P. and Karim Alibhai

          2. Purchase Rights Agreement dated as of September 30, 1997 by and among Patriot OP, Wyndham OP and each of the Holders (CMRR Eight, Inc., CRMR Eight, Inc., Monique Weisfisch, Ryan Weisfisch, Cindy Weisfisch, Richard Weisfisch, KC Eight CMRR, Inc. and KC Eight CRMR, Inc.)

          3. Transfer Restriction Agreement dated April 14, 1997 between Wynopt Investment Partnership, L.P. and Patriot

     B.   Redemption Rights Agreements
          ----------------------------

          1. Redemption Rights Agreement dated August 15, 1997 by and among Wyndham and each of David Burrus, William F. Burruss, Jr., John W. Cullen, IV and George Newton

          2. Redemption Rights Agreement dated as of September 30, 1997 by and among Karim Alibhai and Wyndham OP

          3. Redemption Rights Agreement dated July 30, 1998 between Patriot American Hospitality, Inc., Wyndham, Wyndham OP and Don Shula's Steak Houses, Inc.

     C.   Voting Agreements
          -----------------

          1. Voting Agreements dated as of April 14, 1997 by and between Patriot American Hospitality, Inc. and the following individuals:

             (a)  CF Securities, L.P.
             (b)  Paul A. Nussbaum
             (c)  William W. Evans III
             (d)  Leslie V. Bentley
             (e)  James D. Carreker
             (f)  Stanley M. Koonce, Jr.
             (g)  Anne L. Raymond

          2. First Amendment to Stockholder Voting Agreement dated January 5, 1998 by and among Patriot American Hospitality, Inc., Wyndham and Paul A. Nussbaum, William W. Evans III, Leslie V. Bentley, James D. Carreker,

             Stanley M. Koonce, Jr. and Anne L. Raymond

          3. Voting Agreement dated September 30, 1997 between Wyndham, Patriot American Hospitality Operating Company Acquisition Subsidiary and Patriot American Hospitality, Inc. and Sumner M. Redstone and National Amusements, Inc.

          4. Voting Agreement dated as of September 30, 1997 by and among Wyndham and the CHCI Principal Stockholders (Carnival Corporation, Sherwood Weiser and Donald Lefton)

          5. Shareholders Agreement dated December 2, 1997 by and among Patriot American Hospitality, Inc., Wyndham (f/k/a Patriot American Hospitality Operating Company), Milton Fine and various Fine trusts.

     D.   Option Agreements
          -----------------

          1. Option Agreement dated April 14, 1997 between Patriot OP and the Grantors (James D. Carreker, Leslie V. Bentley, Stanley M. Koonce, Jr. (individually), Anne L. Raymond, Crow Family Partnership L.P., Harlan R. Crow (through ISIS CRO, Inc.), Stanley M. Koonce (through ISIS CRO, Inc.) and ISIS CRO, Inc.

          2. Option Agreement dated April 14, 1997 between Patriot OP and the Grantors (WH-MIS LP and James D. Carreker) and the Consenting Partners (Trammell Crow Company, Kinetic Group I, Inc., Leslie V. Bentley, James D. Carreker, Stanley M. Koonce, Jr., Anne L. Raymond, George Lippe, Crow Family Partnership, L.P.

          3. Option Agreement dated September 30, 1997 between Wyndham, Patriot American Hospitality Operating Company Acquisition Subsidiary, Patriot American Hospitality, Inc. and Louis J. Nicastro

          4. Option Agreement dated March 31, 1998 between Posadas de Flamboyan, L.P. and Patriot American Hospitality, Inc. relating to the purchase of the Flamboyan Wing

          5. Flamboyan Interests Option Agreement dated as of March 31, 1998 between Patriot American Hospitality, Inc., Marco Industrial, Inc., S.N.L. Realty Corp., Joseph Koffman, Martin Koffman, Debra Koffman, David Koffman, Elizabeth Koffman, Steven Koffman and Jeffrey Koffman

          6. Stock Option Agreement dated January 17, 1997 by and among Thomas
             W. Lattin, Rex E. Stewart, Michael Murphy and each of the Sellers (Holtzman, Surguine, Nassikas, Goehring, Beckham and Lyon)

          7. Non-Qualified Stock Option Agreements, dated as of January 15, 1997, entered into by Patriot American Hospitality, Inc. and each of David Beckham; Michael

             J. Byrd; Bruce Campbell; Tom Dawson; William Gamble; Del Goehring; Richard Holtzman; Kenneth B. Humes; Charles F. Kercheval; Scott Lyons; William Nassikas; Richard Riess; and Michael Surguine

     E.   Subscription Agreements
          -----------------------

          1. Subscription Agreement dated November 3, 1997 by and between Wyndham and Wyndham Hotel Corporation

          2. Amendment No. 1 to Subscription Agreement dated January 5, 1998 by and between Wyndham and Wyndham Hotel Corporation

          3. Subscription Agreement dated as of January 5, 1998 by and between CF Securities, L.P., Patriot American Hospitality, Inc. and Wyndham

          4. Subscription Agreement dated January 16, 1998 between WHG Resorts & Casinos Inc., Patriot American Hospitality, Inc. and Wyndham

          5. Subscription Agreement dated as of March 31, 1998 between Patriot American Hospitality, Inc. and Wyndham

          6. Omnibus Subscription and Exchange Agreement, dated June 4, 1998, by and among Patriot OP, Patriot American Hospitality, Inc., Wyndham, and the SFHC Partners' Representative, and the Designated SFHC Partners regarding subscription by Designated SFHC Partners for Paired Shares in Lieu of Paired Units

          7. Subscription Agreement dated as of July 1, 1997 by and between Patriot OP and Bay Meadows Operating Company

          8. Subscription Agreement dated as of July 1, 1997 by and between Patriot OP and Wyndham OP

          9. Subscription Agreement dated as of June 2, 1998 among Interstate, Wyndham and Patriot American Hospitality, Inc.

     F.   Patriot American Hospitality, Inc. Registration Rights Agreements
          -----------------------------------------------------------------

          1. Redemption and Registration Rights Agreement dated April 1, 1996 (WestCoast Portfolio)

          2. Registration Rights Agreement dated May 1996 with LaSalle Advisors Limited Partnership (Common Stock)

          3. Registration Rights Agreement dated May 1996 with LaSalle Advisors Limited Partnership (Units and Common Stock)

          4. Registration Rights Agreement dated July 1996 with Houston Greenspoint Hotel

              Associates (Wyndham Greenspoint Hotel)

          5. Registration Rights Agreement dated November 15, 1996 with the Sellers of the Tutwiler Hotel

          6. Registration Rights Agreement dated January 16, 1997 with Lyon RLP Investments Partnership (Carefree)

          7. Registration Rights Agreement dated January 17, 1997 with Morgan Stanley (Carefree)

          8.  Registration Rights Agreement dated July 24, 1997 (Wyndham Merger)

          9. Registration Rights Agreement dated August 15, 1997 with contributors of Grand Heritage

          10. Registration Rights Agreement dated September 4, 1997 with Metropolitan Tower Realty Company. Inc.

          11. Registration Rights Agreement dated September 30, 1997 with the Weisfisch Entities (Carnival/Gencom Merger)

          12. Registration Rights Agreement dated September 30, 1997 with Karim Alibhai (Carnival/Gencom Merger)

          13. Registration Rights Agreement dated September 30, 1997 with the Gencom Interests (Carnival/Gencom Merger)

          14. Registration Rights Agreement dated October 1, 1997 with CHCI Interests (Carnival/Gencom Merger)

          15. Registration Rights Agreement dated December 2, 1997 with Interstate Hotels Company

          16. Registration Rights Agreement dated December 30, 1997 with Contributors of Emerald Plaza

          17. Registration Rights Agreement dated January 15, 1998 with contributors of Buena Vista Hotel

          18. Registration Rights Agreement dated March 31, 1998 with Koffman (Williams Hotel Group)

          19. Registration Rights Agreement dated as of April 1, 1998 with Metro Hotels, Inc. and Metro Hotel Leasing Corporation

          20. Registration Rights Agreement dated April, 1998 with the Contributions of SF Hotel Company, L.P. (OP Unit Version)

          21. Registration Rights Agreement dated April, 1998 with the Contributions of SF Hotel Company, L.P. (Paired Shares Version)

          22. Registration Rights Agreement dated June 4, 1998 with certain SFHC Partners (Paired Shares Version)

          23. Registration Rights Agreement dated June 4, 1998 with certain SFHC Partners (Paired Units Version)

          24. Registration Rights Agreement dated June 30, 1998 with certain CHCI Stockholders

          25. Registration Rights Agreement dated July 30, 1998 with the contributors of Shula's Steak House

          26. Registration Rights Agreement dated July 15, 1998 with McNeill Investment Co.

     G. Approximately 427,000 shares to be issued to six Interstate vice presidents in satisfaction of severance/retention obligations.

     H.   Le Manoir de Gressy re: Option to Put Shares/Guaranty
          -----------------------------------------------------

     Article Three of the Agreement (Protocole d'Accord) dated July 31, 1997, by and between La Societe Arcadian International PLC ("Arcadian PLC"), La Societe Arcadian Properties, La Societe Hoteliere de I'lle de France ("S.H.I.F."), La Societe W Finance Participation SARL ("SARL") and La Societe COPARC ("COPARC") provides that Arcadian PLC will purchase all of the interests held by S.H.I.F. (and/or SARL, as beneficiary) in SNC Gressy (owner of the hotel) if the put option is exercised. The option may be exercised one (1) time during the period from January 1, 1999 until January 31, 1999. (According to a memo attached to the Accord, the put option has been exercised.) The option price is 40,000,000 french francs which may be payable in shares (based on a formula linked to the average closing price of shares over a 60 day period, as traded on the London stock exchange). According to the correspondence in the file, the shares of Arcadian PLC are no longer traded on the London market, and Arcadian has proposed to S.H.I.F. Patriot shares in substitution (acceptance of this offer is being confirmed by Arcadian). The memo indicates the outside closing date as March 13, 1999. In addition, Article Four of the Agreement provides that in the event S.H.I.F. and SARL exercise the put option set forth in Article Three, Arcadian PLC agrees to guaranty the payment of all sums due COPARC (under a 51,000,000 french franc credit facility made by COPARC to SNC Gressy). As of 6/26/99, this transaction is in the process of closing. [See also final Right of First Refusal/Options Chart below.]

     I.   Certain Obligations to Issue Company Stock
          ------------------------------------------

          1. Executive Employment Agreement dated February 14, 1997, by and between Patriot American Hospitality, Inc. and William W. Evans III, as amended.

          2. Severance Agreement between the Companies and Paul A. Nussbaum.

     J.   Gencom Merger
          -------------

     Obligations to issue stock, registration rights, and other agreements and commitments relating to Equity Ownership Interests (a) contained in and in connection with Agreement and Plan of Merger dated as of June 29, 1999 by and among Wyndham International, Inc., Gencom Interests, Inc., and each of the Stockholders of Gencom Interests, Inc., or (b) in the alternative, contained in and in connection with (i) Contribution Agreement (Baltimore Omni Hotel) Phase II, dated as of September 30, 1997 between Patriot American Hospitality Partnership, L.P. and Travis Real Estate Group, Inc., and (ii) Ancillary Contribution Agreement, dated September 30, 1997 by and Among The Persons Named on Schedule A Attached Thereto, Patriot American Hospitality Partnership, L.P. and Patriot American Hospitality Operating Partnership, L.P. and the related contribution of interests in the partnership owning related hotel assets in exchange for cash and/or Equity Ownership Interests.

Number of Outstanding Shares of Unvested
Restricted Stock:                                                      381,670

Number of Outstanding Shares of Unvested
Restricted Paired Units:                                             1,128,612

Number of Outstanding Deferred Paired Units (for fees due
to Directors through 12/31/98 adjusted for 4th Quarter dividend):    37,255.99

      Summary of Options to Acquire Common Stock of Borrower Outstanding
                    After Exchange and With Stock Dividend

                                                   Total Number       Common Stock   Total Number
Long-Term                            Type of       of Options         Dividend @     Of Options
Incentive Plan     Date of Grant     Options       Outstanding        7.333%         Outstanding

1995 PAH Incentive Plan
                         9/27/95        NQ**                                                60,286
                        10/25/95       ISO               216,967            15,910         232,877
                        10/25/95        NQ               250,044            18,336         268,380
                         4/19/96       ISO                23,656             1,735          25,391
                         4/19/96        NQ**                                                66,250
                         4/19/96        NQ               139,002            10,193         149,195
                          6/3/96       ISO                 2,285               168           2,453
                         1/15/97        NQ               731,511            53,642         785,153
                         2/14/97        NQ**                                                57,216
                          4/1/97        NQ**                                             1,027,912
                         6/24/97        NQ*               23,889             1,752          25,641
Total 1995 PAH Incentive Plan                          1,387,354           101,735       2,700,753

1997 OpCo Incentive Plan
                         10/1/97        NQ**                                                26,934
                         11/5/97        NQ                50,000             3,667          53,667
                         1/13/98        NQ               236,768            17,362         254,130
                         1/13/98        NQ                15,680             1,150          16,830
                          2/2/98        NQ*              242,348            17,771         260,119
                          2/6/98        NQ*                3,666               269           3,935
                          3/9/98        NQ*               18,000             1,320          19,320
                         5/19/98        NQ*                6,418               471           6,889
                         5/28/98        NQ                60,000             4,400          64,400
                          6/2/98        NQ                17,283             1,267          18,550
                          6/2/98        NQ                 3,352               246           3,598
                          6/2/98        NQ                 6,705               492           7,197
                          6/4/98        NQ*               94,113             6,901         101,014
                         6/12/98        NQ**                                                26,933
                         6/15/98        NQ*                  433                32             465
                         6/19/98        NQ*               12,984               952          13,936
                          7/7/98        NQ*                  822                60             882
                         7/27/98        NQ*                4,800               352           5,152
                          8/7/98        NQ*                1,778               130           1,908
                         8/17/98        NQ*               12,584               923          13,507
                         8/24/98        NQ*                8,223               603           8,826
                        10/13/98        NQ                 3,500               257           3,757
                        11/13/98        NQ                30,000             2,200          32,200
                        12/11/98        NQ                50,000             3,667          53,667
                         3/25/99        NQ                                                 892,080
                         4/19/99        NQ                                               5,600,000
                         4/21/99        NQ                                                  12,000
                          5/7/99        NQ                                                 850,000
Total 1997 OpCo Incentive Plan                           879,457            64,491       8,351,894

*These grants were eligible for the $8.10 option exchange program. **These grants were eligible for the $5.1875 option exchange program.

NQ =  Non-Qualified Options (no special tax treatment)
ISO = Incentive Stock Options (receive special capital gains tax treatment)

      Summary of Options to Acquire Common Stock of Borrower Outstanding
                    After Exchange and With Stock Dividend

                                                   Total Number       Common Stock   Total Number
Long-Term                            Type of       of Options         Dividend @     Of Options
Incentive Plan     Date of Grant     Options       Outstanding        7.333%         Outstanding

1997 REIT Incentive Plan
                         11/5/97        NQ                50,000             3,667          53,667
                          2/2/98        NQ*               37,334             2,738          40,072
                         5/28/98        NQ                60,000             4,400          64,400
                         6/15/98        NQ*                  671                49             720
Total 1997 REIT Incentive Plan                           148,005            10,853         158,858

Bay Meadows Opr Co 1988 Options
                         3/29/96        NQ                 1,926               141           2,067

PAH Director's Plan
                         9/27/95        NQ                90,000             6,600          96,600
                         4/16/98        NQ                30,000             2,200          32,200
Total PAH Director''s Plan                               120,000             8,800         128,800

Wyndham Int'l 1996 LTIP
                         5/21/96        NQ               303,199            22,234         325,433
                         11/1/96        NQ                27,440             2,012          29,452
                         11/4/96        NQ                 4,116               302           4,418
                         1/15/97        NQ                20,000             1,467          21,467
                         1/21/97        NQ               378,328            27,743         406,071
                         6/18/97        NQ                 7,409               543           7,952
                        10/23/97        NQ*                1,680               123           1,803
Total Wyndham Int'l 1996 LTIP                            742,172            54,423         796,595

Grand Total                                            3,278,914           240,443      12,138,967


*These grants were eligible for the $8.10 option exchange program. **These grants were eligible for the $5.1875 option exchange program.

NQ =  Non-Qualified Options (no special tax treatment)
ISO = Incentive Stock Options (receive special capital gains tax treatment)

       Options to Purchase, Rights of First Refusal and Similar Rights in
                    Organizational Documents of Subsidiaries

                                     PART I

                                   Ownership
                                   ---------
                          (In certain instances, the
                             partnership interests
                             and/or distributions
                          attendant thereto may vary   Asset
                             from the percentages      -----
      Entity Name           shown below based upon     Name(s)             Document             ROFR/ROFO           Put/Call
      -----------            economic performance.)    -------             --------             ---------           --------
---------------------------------------------------------------------------------------------------------------------------------

  Swatara Associates              IHC Realty         Harrisburg        Amended and Restated    (S)9.4 - GP has          None.
                               Partnership, L.P.       Marriott        Limited Partnership    a Right of First
      Pennsylvania           (1.3350% GP; 96.6286                         Joint Venture       Offer ("ROFO")
(Term: December 31, 2078)             LP)                             Agreement of Swatara    upon a proposed
                             Milton Fine Revocable                     Associates dated as    sale/transfer of
                              Trust and Edward A.                      of January 22, 1998.    an LP interest
                              Perlow Testamentary                                              in the entity.
                               Trust (2.0364% LP
                                     agg.)

------------------------------------------------------------------------------------------------------------------------------------
Interstone/CGL (WC)               IHC Realty           Warner          Interstone/CGL (WC)          None.         (S)8.1(e) -  IHC
 Partners L.P.                 Partnership, L.P.       Center         Partners L.P. Limited                      Realty Corporation
                                    (64% LP)           Marriott       Partnership Agreement                        or any of its
      Delaware                     IHC Realty                          dated as of January                           replacement
(Term: December 31, 2045)     Corporation (1% GP)                            1, 1999.                            Affiliates and IHC
                              Connecticut General                                                                      Realty
                                Life Insurance                                                                   Partnership, L.P.
                                Company (35% LP)                                                                   have a right to
                                                                                                                  buy out CGL LP's
                                                                                                                   interests upon
                                                                                                                      certain
                                                                                                                 action/inaction by
                                                                                                                       CGL LP.
                                                                                                                  (S)9.1 - both the
                                                                                                                  IHC Parties, on
                                                                                                                  the one hand, and
                                                                                                                   CGL LP, on the
                                                                                                                  other, shall, at
                                                                                                                 any time, have the
                                                                                                                 right to purchase
                                                                                                                   or sell all of
                                                                                                                  their respective
                                                                                                                  interests in the
                                                                                                                  Partnership each
                                                                                                                    to the other
                                                                                                                    Group, in the
                                                                                                                  manner set forth
                                                                                                                     in (S)9.1.


------------------------------------------------------------------------------------------------------------------------------------
Park West Hotel Associates    PW Land Associates     Pittsburgh         First Amended and      (S)9.4 - Other           None.
                              Limited Partnership      Airport        Restated Partnership     partners have a
      Pennsylvania             (50% Managing GP)       Marriott         Agreement of Park       ROFO upon a
(Term: December 31, 2085)     Interstate/Montour                      West Hotel Associates       proposed
                              Associates (50% GP)                      dated as of May 20,    sale/transfer of
                              PW Land Associates                              1997.            an partnership
                              Limited Partnership                                              interest in the
                               is 100% IHC owned.                                                  entity.
                              Interstate/Montour
                              Associates is owned
                                  as follows:
                                 IHC/Park West
                             Corporation 95.6075%
                              GP; Fine Associates
                              3.9607% LP; Milton
                                Fine .4318% LP.
------------------------------------------------------------------------------------------------------------------------------------
Interstate/Montour               IHC/Park West        50% GP in         Second Amended and     (S)9.4 - Other           None.
    Associates               Corporation 95.6075%     Park West       Restated Agreement of    partners have a
                              GP; Fine Associates    Associates        Limited Partnership      ROFO upon a
     Pennsylvania               3.9607% LP; Milton      Owner of        of Interstate/Montour       proposed
(Term: December 31, 2085)       Fine .4318% LP.      Pittsburgh         Associates, Ltd.      sale/transfer of
                                                       Airport         dated as of May 20,     an partnership
                                                       Marriott               1997.            interest in the
                                                                                                   entity.
------------------------------------------------------------------------------------------------------------------------------------


                                   Ownership
                                   ---------
                          (In certain instances, the
                             partnership interests
                             and/or distributions
                          attendant thereto may vary    Asset
                             from the percentages       -----
      Entity Name           shown below based upon     Name(s)             Document             ROFR/ROFO           Put/Call
      -----------            economic performance.)    -------             --------             ---------           --------
---------------------------------------------------------------------------------------------------------------------------------

IHP/Class B Partnership,          IHC Realty             99%          Agreement of Limited     (S)9.4 - GP has          None.
         L.P                   Partnership, L.P.     Interest in          Partnership of       a ROFO upon a
                                 (98.7829% GP)       Chicago-ES,           IHP/Class B            proposed
Delaware                         Fine & Perlow           LLC            Partnership, L.P.     sale/transfer of
(Term: December 31, 2085)    Associates of Albany                      dated as of August      an LP interest
                                  (.3102% LP)                         28, 1997, as amended     in the entity.
                             Milton Fine Revocable                    by First Amendment to
                               Trust (.9069% LP)                      Agreement of Limited
                                                                          Partnership of
                                                                           IHP/Class B
                                                                        Partnership, L.P.
                                                                      dated as of March 3, 1998.
------------------------------------------------------------------------------------------------------------------------------------

                                      38

      Options to Purchase, Rights of First Refusal and Similar Rights in
                           Organizational Documents

                                    PART II

                                   Ownership
                                   ---------
                          (In certain instances, the
                             partnership interests
                             and/or distributions
                          attendant thereto may vary
                             from the percentages
      Entity Name           shown below based upon       Document                    ROFR/ROFO                  Put/Call
      -----------            economic performance.)      --------                    ---------                  --------
---------------------------------------------------------------------------------------------------------------------------------
PAH-DT Miami Airport        Patriot American      Amended and Restated    (S)8.8(a-c) - right of     (S)8.5 Call Options
 Partners, L.P.             Hospitality           Agreement of Limited    first offer to the LP if   provides that upon certain
                            Partnership, L.P.     Partnership dated as    the GP takes certain       default/termination events,
                            (90% GP)              of January 1, 1999      transfer actions.          the GP has the right to
                                                                                                     purchase or to cause the
                            DTR PAH Holding, Inc.                         After complying with the   Partnership to purchase and
                            (10% LP)                                      ROFO procedures, the GP    require the LP to sell all
                                                                          may enter into an          of its interest at fair
                                                                          exchange under Section     market value.
                                                                          1031 of the Code in lieu
                                                                          of sale of the property.   Upon certain other
                                                                                                     defaults, the GP has the
                                                                          (S)8.9 provides that if    right (the "Default
                                                                          the GP decides in its      Option") to buy or cause
                                                                          sole discretion to sell    the Partnership to buy and
                                                                          the property and elects    require the LP to sell all
                                                                          to transfer the property   of its Partnership
                                                                          by sale of all             Interests at 90% of its
                                                                          Partnership Interests,     fair value.
                                                                          the LP shall sell  as
                                                                          directed by the GP.        The Partnership and the GP
                                                                                                     may exercise any of the
                                                                                                     above options at GP's sole
                                                                                                     discretion.

                                                                                                     (S)8.11 Put Option provides
                                                                                                     after the certain
                                                                                                     default/termination events,
                                                                                                     the LP has right to sell
                                                                                                     and require the Partnership
                                                                                                     to purchase all of its
                                                                                                     Limited Partnership
                                                                                                     Interest at fair market
                                                                                                     determined on the date the
                                                                                                     Put Option is exercised.
-----------------------------------------------------------------------------------------------------------------------------------
PAH-DT Minneapolis Suites   Patriot American      Amended and Restated    (S)8.8(a-c) - right of     (S)8.5 Call Options
 Partners, L.P.             Hospitality           Agreement of Limited    first offer to the LP if   provides that upon certain
                            Partnership, L.P.     Partnership dated       the GP takes certain       default/termination events,
                            (90% GP)              October 1, 1998         actions.                   the GP has the right to
                                                                                                     purchase or to cause the
                            DTR PAH Holding, Inc.                         After complying with the   Partnership to purchase and
                            (10% LP)                                      ROFO procedures, the GP    require the LP to sell all
                                                                          may enter into an          of its interest at fair
                                                                          exchange under Section     market value.
                                                                          1031 of the Code in lieu
                                                                          of sale of the property.   Upon certain other
                                                                                                     defaults, the GP has the
                                                                          (S)8.9 provides that if    right (the "Default
                                                                          the GP decides in its      Option") to buy or cause
                                                                          sole discretion to sell    the Partnership to buy and
                                                                          the property and elects    require the LP to sell all
                                                                          to transfer the property   of its Partnership
                                                                          by sale of all             Interests at 90% of its
                                                                          Partnership Interests,     fair value.
                                                                          the LP shall sell  as
                                                                          directed by the GP.        The Partnership and the GP
                                                                                                     may exercise any of the
                                                                                                     above options at GP's sole
                                                                                                     discretion.

                                                                                                     (S)8.11 Put Option provides
                                                                                                     after the certain
                                                                                                     default/termination events,
                                                                                                     the LP has right to sell
                                                                                                     and require the Partnership
                                                                                                     to purchase all of its
                                                                                                     Limited Partnership
                                                                                                     Interest at fair market
                                                                                                     determined on the date the
                                                                                                     Put Option is exercised.
------------------------------------------------------------------------------------------------------------------------------------

                                   Ownership
                                   ---------
                          (In certain instances, the
                             partnership interests
                             and/or distributions
                          attendant thereto may vary
                             from the percentages
      Entity Name           shown below based upon       Document                    ROFR/ROFO                  Put/Call
      -----------            economic performance.)      --------                    ---------                  --------
---------------------------------------------------------------------------------------------------------------------------------

PAH-Akron, L.L.C.            Patriot American         Operating Agreement    (S)8.3 Automatic           (S)8.5 Call Option: After
                             Hospitality              dated as of June 30,   Buyback: If (S)8.2         two years from the date of
[Currently wholly-owned]     Partnership, L.P.        1997                   (certain entities'         the Agreement or in the
                             (90%) ("Managing                                non-affiliation with       event of a certain
                             Member")                                        Patriot/Managing Member)   defaults, the Managing
                                                                             is breached, the LLC       Member and the Company can
                             WH Ohio Investors,                              must redeem (at fair       purchase and require the
                             Inc. (10%)                                      market value) the amount   Minority Member to sell all
                                                                             of the Minority Member's   of the Minority Member's
                                                                             Company Interest that is   Company Interest at fair
                                                                             necessary for compliance   market value,
                                                                             with (S)8.2.
                                                                                                        (Note: an exercise of the
                                                                                                        call option shall
                                                                                                        automatically be deemed an
                                                                                                        exercise of the
                                                                                                        corresponding call options
                                                                                                        in all of the other
                                                                                                        operating agreements of the
                                                                                                        other limited liability
                                                                                                        companies formed by the
                                                                                                        Managing Member with the
                                                                                                        other Minority Members to
                                                                                                        own hotel properties).
                                                                                                        These options are in the
                                                                                                        sole discretion of the
                                                                                                        Managing Member, the
                                                                                                        Company, or both.

                                                                                                        (S)8.6 Put Option: From and
                                                                                                        after 30 months from the
                                                                                                        date of the Agreement, the
                                                                                                        Minority Member has the
                                                                                                        right (for 4 years) to sell
                                                                                                        and require the Company to
                                                                                                        purchase all of the
                                                                                                        Minority Member's Company
                                                                                                        Interest at fair market
                                                                                                        value.

                                                                                                        (S)8.9 Obligation to Sell
                                                                                                        Company Interest:  if
                                                                                                        Managing Member decides to
                                                                                                        sell the Property by means
                                                                                                        of sale of all Company
                                                                                                        Interests, the Minority
                                                                                                        Member shall sell its
                                                                                                        interest for a price
                                                                                                        determined by a specific
                                                                                                        formula.
------------------------------------------------------------------------------------------------------------------------------------
PAH-Beachwood I, L.L.C.      Patriot American         Operating Agreement    (S)8.3 Automatic           (S)8.5 Call Option: After
                             Hospitality              dated as of June 30,   Buyback: If (S)8.2         two years from the date of
[Currently wholly-owned]     Partnership, L.P.        1997                   (certain entities'         the Agreement or in the
                             (90%) ("Managing                                non-affiliation with       event of a certain
                             Member")                                        Patriot/Managing Member)   defaults, the Managing
                                                                             is breached, the LLC       Member and the Company can
                             WH Ohio Investors,                              must redeem (at fair       purchase and require the
                             Inc. (10%) ("Minority                           market value) the amount   Minority Member to sell all
                             Member")                                        of the Minority Member's   of the Minority Member's
                                                                             Company Interest that is   Company Interest at fair
                                                                             necessary for compliance   market value,
                                                                             with (S)8.2.
                                                                                                        (Note: an exercise of the
                                                                                                        call option shall
                                                                                                        automatically be deemed an
                                                                                                        exercise of the
                                                                                                        corresponding call options
                                                                                                        in all of the other
                                                                                                        operating agreements of the
                                                                                                        other limited liability
                                                                                                        companies formed by the
                                                                                                        Managing Member with the
                                                                                                        other Minority Members to
                                                                                                        own hotel properties).
                                                                                                        These options are in the
                                                                                                        sole discretion of the
                                                                                                        Managing Member, the
                                                                                                        Company, or both.

                                                                                                        (S)8.6 Put Option: From and
                                                                                                        after 30 months from the
                                                                                                        date of the Agreement, the
                                                                                                        Minority Member has the
                                                                                                        right (for 4 years) to sell
                                                                                                        and require the Company to
                                                                                                        purchase all of the
                                                                                                        Minority Member's Company
                                                                                                        Interest at fair market
                                                                                                        value.

                                                                                                        (S)8.9 Obligation to Sell
                                                                                                        Company Interest:  if
                                                                                                        Managing Member decides to
                                                                                                        sell the Property by means
                                                                                                        of sale of all Company
                                                                                                        Interests, the Minority
                                                                                                        Member shall sell its
                                                                                                        interest for a price
                                                                                                        determined by a specific
                                                                                                        formula.
------------------------------------------------------------------------------------------------------------------------------------

                                   Ownership
                                   ---------
                          (In certain instances, the
                             partnership interests
                             and/or distributions
                          attendant thereto may vary
                             from the percentages
      Entity Name           shown below based upon       Document                    ROFR/ROFO                  Put/Call
      -----------            economic performance.)      --------                    ---------                  --------
---------------------------------------------------------------------------------------------------------------------------------
PAH-Beachwood II, L.L.C.     Patriot American         Operating Agreement    (S)8.3 Automatic           (S)8.5 Call Option: After
                             Hospitality              dated June 30, 1997    Buyback: If (S)8.2         two years from the date of
[Currently wholly-owned]     Partnership, L.P.                               (certain entities'         the Agreement or in the
                             (90%) ("Managing                                non-affiliation with       event of a certain
                             Member")                                        Patriot/Managing Member)   defaults, the Managing
                                                                             is breached, the LLC       Member and the Company can
                             26300 Chagrin Limited                           must redeem (at fair       purchase and require the
                             Partnership (10%)                               market value) the amount   Minority Member to sell all
                             ("Minority Member")                             of the Minority Member's   of the Minority Member's
                                                                             Company Interest that is   Company Interest at fair
                                                                             necessary for compliance   market value,
                                                                             with (S)8.2.
                                                                                                        (Note: an exercise of the
                                                                                                        call option shall
                                                                                                        automatically be deemed an
                                                                                                        exercise of the
                                                                                                        corresponding call options
                                                                                                        in all of the other
                                                                                                        operating agreements of the
                                                                                                        other limited liability
                                                                                                        companies formed by the
                                                                                                        Managing Member with the
                                                                                                        other Minority Members to
                                                                                                        own hotel properties).
                                                                                                        These options are in the
                                                                                                        sole discretion of the
                                                                                                        Managing Member, the
                                                                                                        Company, or both.

                                                                                                        (S)8.6 Put Option: From and
                                                                                                        after 30 months from the
                                                                                                        date of the Agreement, the
                                                                                                        Minority Member has the
                                                                                                        right (for 4 years) to sell
                                                                                                        and require the Company to
                                                                                                        purchase all of the
                                                                                                        Minority Member's Company
                                                                                                        Interest at fair market
                                                                                                        value.

                                                                                                        (S)8.9 Obligation to Sell
                                                                                                        Company Interest:  if
                                                                                                        Managing Member decides to
                                                                                                        sell the Property by means
                                                                                                        of sale of all Company
                                                                                                        Interests, the Minority
                                                                                                        Member shall sell its
                                                                                                        interest for a price
                                                                                                        determined by a specific
                                                                                                        formula.
------------------------------------------------------------------------------------------------------------------------------------
Atlanta American Hotel       WHC Atlanta GP,          Agreement of Limited   (S)6.1 Purchase Option.    (S)6.2 Put Option: Any time
 Investors, L.P.             L.L.C. (1% GP)           Partnership dated as   If certain events occur,   after 5 years of the date
                                                      of December 19, 1997   any partner other than     of the agreement (but no
                             Patriot American                                the Seller (the "Buyer")   more than once a year),
                             Hospitality                                     shall have the             Americana has the right to
                             Partnership, L.P.                               continuing right to        require the Wyndham
                             (69% LP)                                        purchase the entire        Partners to purchase all or
                                                                             interest of the Seller,    a portion of the PS
                             Atlanta Americana                               including all debts and    interest of Americana,
                             Motor Hotel                                     obligations of the PS      including a pro rata
                             Corporation (30% LP)                            owing to the Seller, at    portion of the debts and
                                                                             fair market value. If      obligations of the PS owing
                                                                             the Seller is WHC and      to Americana, at fair
                                                                             Wyndham Hotel              market value.
                                                                             Corporation ("Wyndham
                                                                             Partner"), the other
                                                                             Wyndham Partners shall
                                                                             have a preferential
                                                                             right to purchase the
                                                                             entire PS interest of
                                                                             the Seller.




------------------------------------------------------------------------------------------------------------------------------------
PAH-DT Allen Partners, L.P.  PAH-GP Allen             Amended and Restated   (S)8.8(a-c) - ROFO to      (S)8.5 Call Options
                             Partners, L.P. (85%      Agreement of Limited   the LP if the GP takes     provides that upon certain
                             GP)                      Partnership dated as   certain transfer actions.  default/termination events,
                             DTR PAH Holding, Inc.    of September 4, 1997                              the GP has the right
                             (15% LP)                                        After complying with the   purchase or to cause the
                                                                             ROFO procedures, the GP    Partnership to purchase and
                                                                             may enter into an          require the LP to sell all
                                                                             exchange under Section     of its interest at fair
                                                                             1031 of the Code in lieu   market value.
                                                                             of sale of the property.
                                                                                                        Upon certain other
                                                                             (S)8.9 provides that if    defaults, the GP has the
                                                                             the GP decides in its      right (the "Default
                                                                             sole discretion to sell    Option") to buy or cause
                                                                             the property and elects    the Partnership to buy and
                                                                             to transfer the property   require the LP to sell all
                                                                             by sale of all             of its Partnership
                                                                             Partnership Interests,     Interests at 90% of its
                                                                             the LP shall sell  as      fair value.
                                                                             directed by the GP.
                                                                                                        The Partnership and the GP
                                                                                                        may exercise any of the
                                                                                                        above options at GP's sole
                                                                                                        discretion.

                                                                                                        (S)8.11 Put Option provides
                                                                                                        after certain
                                                                                                        default/termination events,
                                                                                                        the LP has the right to
                                                                                                        sell and require the
                                                                                                        Partnership to purchase all
                                                                                                        of its Limited Partnership
                                                                                                        Interest at fair market
                                                                                                        determined on the date the
                                                                                                        Put Option is exercised
------------------------------------------------------------------------------------------------------------------------------------

                                   Ownership
                                   ---------
                          (In certain instances, the
                             partnership interests
                             and/or distributions
                          attendant thereto may vary
                             from the percentages
      Entity Name           shown below based upon       Document                    ROFR/ROFO                  Put/Call
      -----------            economic performance.)      --------                    ---------                  --------
---------------------------------------------------------------------------------------------------------------------------------
PAH-DT Park Place            Patriot American         Amended and Restated   (S)8.8(a-c) - ROFO to      (S)8.5 Call Options
 Partners, L.P.              Hospitality              Agreement of Limited   the LP if the GP takes     provides that upon certain
                             Partnership, L.P.        Partnership dated as   certain transfer actions.  default/termination events,
                             (90% GP)                 of October 1, 1998                                the GP has the right
                                                                             After complying with the   purchase or to cause the
                             DTR PAH Holding, Inc.                           ROFO procedures, the GP    Partnership to purchase and
                             (10% LP)                                        may enter into an          require the LP to sell all
                                                                             exchange under Section     of its interest at fair
                                                                             1031 of the Code in lieu   market value.
                                                                             of sale of the property.
                                                                                                        Upon certain other
                                                                             (S)8.9 provides that if    defaults, the GP has the
                                                                             the GP decides in its      right (the "Default
                                                                             sole discretion to sell    Option") to buy or cause
                                                                             the property and elects    the Partnership to buy and
                                                                             to transfer the property   require the LP to sell all
                                                                             by sale of all             of its Partnership
                                                                             Partnership Interests,     Interests at 90% of its
                                                                             the LP shall sell  as      fair value.
                                                                             directed by the GP.
                                                                                                        The Partnership and the GP
                                                                                                        may exercise any of the
                                                                                                        above options at GP's sole
                                                                                                        discretion.

                                                                                                        (S)8.11 Put Option provides
                                                                                                        after certain
                                                                                                        default/termination events,
                                                                                                        the LP has the right to
                                                                                                        sell and require the
                                                                                                        Partnership to purchase all
                                                                                                        of its Limited Partnership
                                                                                                        Interest at fair market
                                                                                                        determined on the date the
                                                                                                        Put Option is exercised
------------------------------------------------------------------------------------------------------------------------------------
PAH-DT Tallahassee           Patriot American         Amended and Restated   (S)8.8(a-c) - ROFO to      (S)8.5 Call Options
 Partners, L.P.,             Hospitality              Agreement of Limited   the LP if the GP takes     provides that upon certain
                             Partnership, L.P.        Partnership dated as   certain transfer actions.  default/termination events,
                             (90% GP)                 of January 1, 1999                                the GP has the right
                                                                             After complying with the   purchase or to cause the
                             DTR PAH Holding, Inc.                           ROFO procedures, the GP    Partnership to purchase and
                             (10% LP)                                        may enter into an          require the LP to sell all
                                                                             exchange under Section     of its interest at fair
                                                                             1031 of the Code in lieu   market value.
                                                                             of sale of the property.
                                                                                                        Upon certain other
                                                                             (S)8.9 provides that if    defaults, the GP has the
                                                                             the GP decides in its      right (the "Default
                                                                             sole discretion to sell    Option") to buy or cause
                                                                             the property and elects    the Partnership to buy and
                                                                             to transfer the property   require the LP to sell all
                                                                             by sale of all             of its Partnership
                                                                             Partnership Interests,     Interests at 90% of its
                                                                             the LP shall sell  as      fair value.
                                                                             directed by the GP.
                                                                                                        The Partnership and the GP
                                                                                                        may exercise any of the
                                                                                                        above options at GP's sole
                                                                                                        discretion.

                                                                                                        (S)8.11 Put Option provides
                                                                                                        after certain
                                                                                                        default/termination events,
                                                                                                        the LP has the right to
                                                                                                        sell and require the
                                                                                                        Partnership to purchase all
                                                                                                        of its Limited Partnership
                                                                                                        Interest at fair market
                                                                                                        determined on the date the
                                                                                                        Put Option is exercised
------------------------------------------------------------------------------------------------------------------------------------
PAH-Westlake, L.L.C.         Patriot American         Operating Agreement    (S)8.3 Automatic           (S)8.5 Call Option: After
                             Hospitality              dated as of June 30,   Buyback: If (S)8.2         two years from the date of
[Currently wholly-owned]     Partnership, L.P.        1997                   (certain entities'         the Agreement or in the
                             (90%)                                           non-affiliation with       event of a certain
                                                                             Patriot/Managing Member)   defaults, the Managing
                             WH Ohio Investors,                              is breached, the LLC       Member and the Company can
                             Inc. (10%)                                      must redeem (at fair       purchase and require the
                                                                             market value) the amount   Minority Member to sell all
                                                                             of the Minority Member's   of the Minority Member's
                                                                             Company Interest that is   Company Interest at fair
                                                                             necessary for compliance   market value,
                                                                             with (S)8.2.
                                                                                                        (Note: an exercise of the
                                                                                                        call option shall
                                                                                                        automatically be deemed an
                                                                                                        exercise of the
                                                                                                        corresponding call options
                                                                                                        in all of the other
                                                                                                        operating agreements of the
                                                                                                        other limited liability
                                                                                                        companies formed by the
                                                                                                        Managing Member with the
                                                                                                        other Minority Members to
                                                                                                        own hotel properties).
                                                                                                        These options are in the
                                                                                                        sole discretion of the
                                                                                                        Managing Member, the
                                                                                                        Company, or both.

                                                                                                        (S)8.6 Put Option: From and
                                                                                                        after 30 months from the
                                                                                                        date of the Agreement, the
                                                                                                        Minority Member has the
                                                                                                        right (for 4 years) to sell
                                                                                                        and require the Company to
                                                                                                        purchase all of the
                                                                                                        Minority Member's Company
                                                                                                        Interest at fair market
                                                                                                        value.

                                                                                                        (S)8.9 Obligation to Sell
                                                                                                        Company Interest:  if
                                                                                                        Managing Member decides to
                                                                                                        sell the Property by means
                                                                                                        of sale of all Company
                                                                                                        Interests, the Minority
                                                                                                        Member shall sell its
                                                                                                        interest for a price
                                                                                                        determined by a specific
                                                                                                        formula.
------------------------------------------------------------------------------------------------------------------------------------

                                   Ownership
                                   ---------
                          (In certain instances, the
                             partnership interests
                             and/or distributions
                          attendant thereto may vary
                             from the percentages
      Entity Name           shown below based upon       Document                    ROFR/ROFO                  Put/Call
      -----------            economic performance.)      --------                    ---------                  --------
---------------------------------------------------------------------------------------------------------------------------------
PAH-DT Chicago O'Hare        Patriot American         Amended and Restated   (S)8.8(a-c) - right of     (S)8.5 Call Options
 Partners, L.P.              Hospitality              Agreement of Limited   first offer to the LP if   provides that upon certain
                             Partnership, L.P.        Partnership dated as   the GP takes certain       default/termination events,
                             (90% GP)                 of January 1, 1999     actions.                   the GP has the right to
                                                                                                        purchase or to cause the
                             DTR PAH Holding, Inc.                           After complying with the   Partnership to purchase and
                             (10% LP)                                        ROFO procedures, the GP    require the LP to sell all
                                                                             may enter into an          of its interest at fair
                                                                             exchange under Section     market value.
                                                                             1031 of the Code in lieu
                                                                             of sale of the property.   Upon certain other
                                                                                                        defaults, the GP has the
                                                                             (S)8.9 provides that if    right (the "Default
                                                                             the GP decides in its      Option") to buy or cause
                                                                             sole discretion to sell    the Partnership to buy and
                                                                             the property and elects    require the LP to sell all
                                                                             to transfer the property   of its Partnership
                                                                             by sale of all             Interests at 90% of its
                                                                             Partnership Interests,     fair value.
                                                                             the LP shall sell  as
                                                                             directed by the GP.        The Partnership and the GP
                                                                                                        may exercise any of the
                                                                                                        above options at GP's sole
                                                                                                        discretion.

                                                                                                        (S)8.11 Put Option provides
                                                                                                        after the certain
                                                                                                        default/termination events,
                                                                                                        the LP has right to sell
                                                                                                        and require the Partnership
                                                                                                        to purchase all of its
                                                                                                        Limited Partnership
                                                                                                        Interest at fair market
                                                                                                        determined on the date the
                                                                                                        Put Option is exercised.
------------------------------------------------------------------------------------------------------------------------------------
Hotel Venture Partners,      PAH-HVP General          Amended & Restated     None.                      (S)8.5 Call Options.  From
 Ltd.                        Partner Corp. (.5% GP)   Agreement of Limited                              the earlier of the 37th
                                                      Partnership dated                                 month after closing or an
                             Patriot American         January 15, 1998                                  Event of Default by BVIF,
                             Hospitality                                                                the GP may purchase or
                             Partnership, L.P.                                                          cause the Partnership,
                             ("Patriot LP")                                                             Patriot LP or the GP's
                             (88.39% LP)                                                                designee to purchase BVIF's
                                                                                                        interest. The price shall
                             Buena Vista                                                                be paid by issuance of
                             Investment Fund, Ltd.                                                      Paired Partnership Units
                             (11.11% LP)                                                                having a REIT Shares Value
                                                                                                        equal to an agreed price
                                                                                                        (all capitalized terms as
                                                                                                        defined in the Agreement).

                                                                                                        (S)8.7 See the identical
                                                                                                        provision below under
                                                                                                        PAH-BV Palace, L.P.


------------------------------------------------------------------------------------------------------------------------------------
City Centre Partnership,     Patriot American         Agreement of Limited   None.                      (S)8.5 Call Option.  Four
 L.P.                        Hospitality              Partnership dated                                 years from the date of the
                             Partnership, L.P.        November 25, 1997                                 Agreement, the G.P. and the
                             (92.5% GP)                                                                 Partnership shall have the
                             1143 Associates                                                            right but not the
                             Limited Partnership                                                        obligation to purchase and
                             (7.5% LP)                                                                  to require the L.P. to sell
                                                                                                        all of its Limited
                                                                                                        Partnership Interest.

                                                                                                        (S)8.6 Put Option. Two
                                                                                                        years from the date of the
                                                                                                        Agreement, the L.P. shall
                                                                                                        have the right but not the
                                                                                                        obligation to sell and to
                                                                                                        require the Partnership to
                                                                                                        purchase all of its Limited
                                                                                                        Partnership Interest.

                                                                                                        (S)8.3 Automatic Buy-Back.
                                                                                                        In the event that Section
                                                                                                        8.2 is breached at any time
                                                                                                        when the G.P. would be
                                                                                                        taxed as a corporation
                                                                                                        under (S)7704 of the Code,
                                                                                                        but for the application of
                                                                                                        (S)7704(c), the Partnership
                                                                                                        shall redeem for the
                                                                                                        greater of $5,500,000.00 or
                                                                                                        the Exercise Price of all
                                                                                                        of the L.P.'s Partnership
                                                                                                        Interest.
------------------------------------------------------------------------------------------------------------------------------------

                                                         PATRIOT AMERICAN
                                OPTIONS/RIGHTS OF FIRST REFUSAL PROVISIONS IN MANAGEMENT AGREEMENTS
                                             Relating to Properties (Owned or Leased)
                                             ----------------------------------------

         PROPERTY                 MANAGER                  DOCUMENT              PATRIOT PARTY              (S) REFERENCE
Crowne Plaza Ravinia,        Holiday Inns, Inc.  Management Agreement dated    PAH Ravinia, Inc.  Article 18 contains a right of
 Atlanta, GA                                     December 1, 1995, as                             ROFO in favor of Holiday Inns,
                                                 amended by a First                               Inc.  The Memorandum of
                                                 Amendment to Management                          Management Agreement which was
                                                 Agreement dated as of April                      apparently executed and recorded
                                                 30, 1996                                         recites that the franchise
                                                                                                  agreement (which is activated
                                                                                                  upon termination of the
                                                                                                  management agreement) also
                                                                                                  contains a ROFO which runs
                                                                                                  consecutively with the right of
                                                                                                  first offer in the management
                                                                                                  agreement.
------------------------------------------------------------------------------------------------------------------------------------

                                      44


                                                         PATRIOT AMERICAN
                                 OPTIONS/RIGHT OF FIRST REFUSAL PROVISIONS IN FRANCHISE AGREEMENTS
                                             Relating to Properties (Owned or Leased)
                                             ----------------------------------------

                                                              PART I

        FRANCHISOR                  FRANCHISEE                 HOTEL PROPERTY              DOCUMENT              (S) REFERENCE
--------------------------------------------------------------------------------------------------------------------------------
         MARRIOTT
Marriott International, Inc  PAH-Management Corporation   Colorado Springs          Marriott Inn            (S)40 - Franchisor has
                             as assignee of Interstate    Marriott                  Franchise Agreement     ROFR to purchase, lease
                             Hotels, LLC                  (100% Owned)              dated July 20, 1987,    or purchase
                                                                                    as amended.             Franchisee's stock.

                                                                                    Owner Agreement dated
                                                                                    March 31, 1994.         (S)8(G) of the Owner
                                                                                                            Agreement obligates the
                                                                                                            Owner to observe and be
                                                                                                            bound by all terms,
                                                                                                            conditions and
                                                                                                            restrictions of (S)40
                                                                                                            of the MIFA.

                                                                                                            (S)11 of the Owner
                                                                                                            Agreement provides for
                                                                                                            waiver of the ROFR set
                                                                                                            forth in the MIFA in
                                                                                                            connection with a
                                                                                                            transaction where The
                                                                                                            Blackstone Group or
                                                                                                            Interstate Hotels
                                                                                                            Corporation, or their
                                                                                                            affiliates, hold
                                                                                                            controlling equity
                                                                                                            interests in the owner
                                                                                                            of the Inn.
------------------------------------------------------------------------------------------------------------------------------------
Marriott International,      PAH-Management Corporation   St. Louis Marriott West   Marriott Inn            (S)15.3 - Franchisor
 Inc.                        as assignee of Interstate    (Joint Venture)           Franchise Agreement     has ROFR to purchase,
                             Hotels, LLC                                            dated April 6, 1990,    lease or purchase
                                                                                    as amended.             Franchisee's stock.

                                                                                    Owner Agreement dated   (S)1.6 of the Owner
                                                                                    April 6, 1990.          Agreement modifies the
                                                                                                            right of first refusal
                                                                                                            to purchase as set
                                                                                                            forth in (S)15.3 of the
                                                                                                            MIFA to a right of
                                                                                                            first or concurrent
                                                                                                            good faith negotiation
                                                                                                            in sale situations
                                                                                                            where Franchisee,
                                                                                                            Approved Substitute
                                                                                                            Management or Marriott
                                                                                                            will not continue to
                                                                                                            manage the Inn.

                                                                                                            (S)2.2 of the Owner
                                                                                                            Agreement obligates the
                                                                                                            Owner to fully observe
                                                                                                            and be bound by all
                                                                                                            terms, conditions and
                                                                                                            restrictions set forth
                                                                                                            in the MIFA to the
                                                                                                            extent applicable to
                                                                                                            the Owner in its
                                                                                                            capacity as owner.
------------------------------------------------------------------------------------------------------------------------------------

        FRANCHISOR                  FRANCHISEE                 HOTEL PROPERTY              DOCUMENT              (S) REFERENCE
--------------------------------------------------------------------------------------------------------------------------------
     NON MARRIOTT

Hilton Inns, Inc.            Wyndham International        Gateway Hilton            Hilton Inns, Inc.       (S)20(b) - Franchisor
                             Operating Partnership,       (100% Owned)              Amended and Restated    has ROFR to purchase or
                             L.P. as assignee of IHC                                License Agreement       lease.
                             Realty Partnership, L.P.                               dated August 20, 1997.

                           ---------------------------------------------------------------------------------------------------------
                             Wyndham International        Parsippany Hilton         Hilton Inns, Inc.       (S)20(c) - Franchisor
                             Operating Partnership,       (100% Owned)              Amended and Restated    has ROFR to purchase or
                             L.P. as assignee of IHC                                License Agreement       lease.
                             Realty Partnership, L.P.                               dated August 15, 1997.

                           ---------------------------------------------------------------------------------------------------------
                             Wyndham International        Denver Hilton South       Hilton Inns, Inc.       (S)9(b) - Franchisor
                             Operating Partnership,       (Joint Venture)           License Agreement       has ROFR to purchase or
                             L.P. as assignee of                                    dated December 14,      lease.
                             IHC/Denver Partnership,                                1994.
                             L.P.

------------------------------------------------------------------------------------------------------------------------------------
Hilton Inns, Inc. (cont.)    Wyndham International        Columbus Hilton           Hilton Inns, Inc.       (S)9b - Franchisor has
                             Operating Partnership,       (100% Owned)              License Agreement       ROFR to purchase or
                             L.P. as assignee of IHC                                dated June 12, 1981,    lease.  (An undated and
                             Realty Partnership, L.P.                               as amended.             unexecuted amendment in
                                                                                                            the file provides in
                                                                                                            (S)3 thereof for ROFR
                                                                                                            to purchase or lease.)

------------------------------------------------------------------------------------------------------------------------------------

                                      46


                                                         PATRIOT AMERICAN
                                 OPTIONS/RIGHT OF FIRST REFUSAL PROVISIONS IN FRANCHISE AGREEMENTS
                                             Relating to Properties (Owned or Leased)
                                             ----------------------------------------

                                                              PART II

      HOTEL PROPERTY              FRANCHISOR           FRANCHISEE               DOCUMENT                     (S) REFERENCE

 PAH Hilton Inn Cleveland     Hilton Inns, Inc.    CHC Lease Partners    License Agreement dated      (S) 9(b), 9(e) Transfer of a
 South                                                                   September 28, 1995           controlling interest in the
                                                                                                      Licensee (gives rise to a
                                                                                                      ROFR in favor of the Licensor.
------------------------------------------------------------------------------------------------------------------------------------
 PAH Radisson Hotel &         Radisson Hotels      CHC Lease Partners    License Agreement effective  (S) 9(b), 9(e) Transfer of a
 Suites T&C Houston           International, Inc.                        10/2/95 not available -      controlling interest in the
                                                                         Summary herein from          Licensee gives rise to a ROFR
                                                                         11/30/90 agreement)          in favor of the Licensor.

------------------------------------------------------------------------------------------------------------------------------------


                           OPTIONS/RIGHT OF FIRST REFUSAL AND SIMILAR RIGHTS IN MISCELLANEOUS AGREEMENTS

      PROPERTY/ENTITY                          DOCUMENT                                        (S)   REFERENCE
--------------------------------------------------------------------------------------------------------------------------------
Golden Door Spa              Amendment Number Three To Agreement of Purchase      (S)9.2(a) If Purchasers desire to offer the Spa
                             and Sale dated May 28, 1998.                         or the Art (any of the items of art listed on
                                                                                  Exhibit 1D) for sale with any third party,
                             Amendment Number Two To Agreement of Purchase and    Deborah Szekely and Alexandre Szekely must be
                             Sale dated May 28, 1998.                             given notice of such decision. During the thirty
                                                                                  day period following such notice, either Szekely
                             Amendment Number One To Agreement of Purchase and    will attempt to negotiate a mutually satisfactory
                             Sale dated February 19, 1998.                        agreement for the purchase of the Spa or the Art.
                                                                                  After the expiration of such thirty day period,
                             Agreement of Purchase and Sale dated February 19,    if a mutually acceptable agreement is not
                             1998.                                                reached, Purchasers may freely sell the Spa or
                                                                                  the Art.
                             Purchasers: Patriot American Hospitality, Inc. and
                             Wyndham International, Inc.                          (S)9.2(b) The ROFO is to purchase only the
                                                                                  physical assets (and not the name "Golden Door
                             Sellers: Golden Door, LLC and Deer Springs Ranch,    Spa" or related trademarks) located at the
                             LLC                                                  Escondido, CA location only, and shall only apply
                                                                                  if the Spa is sold separately, and not in
                                                                                  connection with (i) a transfer to any Affiliated
                                                                                  Company (any other entity which is, along with
                                                                                  any Seller, a member of a controlled group of
                                                                                  corporations or a controlled group of trades or
                                                                                  businesses as defined in (S)414(b) or (c) of the
                                                                                  Internal Revenue Code, any entity which along
                                                                                  with any Seller is included in an affiliated
                                                                                  service group as defined in (S)414(m) of the
                                                                                  Internal Revenue Code, and any other entity which
                                                                                  is required to be aggregated with any Seller
                                                                                  pursuant to Treasury Regulations under (S)414(o)
                                                                                  of the Internal Revenue Code), (ii) a corporate
                                                                                  transaction involving the concurrent sale of
                                                                                  other Golden Door Spa assets and/or locations, or
                                                                                  (iii) a multi-asset transaction. Any successor to
                                                                                  Purchasers shall be bound by ROFO.

                                                                                  (S)9.2(c) Terms of ROFO with respect to Art.

                                                                                  (S)9.2(d) ROFO is personal to each of the
                                                                                  Szekelys.

                                                                                  (S)9.1 of the Purchase and Sale Agreement states
                                                                                  that if any one of Deborah Szekely, Alexandre
                                                                                  Szekely or Sarah Livia Brightwood (each a "Rancho
                                                                                  Owner") decides to offer their ownership
                                                                                  interests in Rancho or in the name "Rancho La
                                                                                  Puerte Spa" for sale to a third party, such
                                                                                  Rancho Owners will give Purchaser (PAH
                                                                                  Acquisition Corporation) notice of such decision.
                                                                                  Exhibit 1C of the Purchase and Sale Agreement
                                                                                  (copy of the Exhibit not attached) refers to
                                                                                  non-compete agreements executed by each of the
                                                                                  officers, directors and shareholders or members
                                                                                  of each Seller (Golden Door, LLC, Golden Door,
                                                                                  and Deer Springs Ranch, LLC).

 ----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE VI
               UNRESTRICTED ASSETS AND UNRESTRICTED SUBSIDIARIES

------------------------------------------------------------------------------------------------------------------------------------
Unrestricted Asset                                          Owner                                  Unrestricted Subsidiaries/1/
------------------------------------------------------------------------------------------------------------------------------------
Villa Saletta development site    Fattoria Villa Saletta SRL [100%]                            Fattoria Villa Saletta SRL
------------------------------------------------------------------------------------------------------------------------------------
Bessy I development site          Chateau de Bessy SA [54.7%]                                  Chateau de Bessy SA
------------------------------------------------------------------------------------------------------------------------------------
Bessy II development site         The Transatlantic Hotel Company SARL [100%]                  The Transatlantic Hotel Company SARL
------------------------------------------------------------------------------------------------------------------------------------
Club Zaudin golf course           Al Jarafe Golf, SA [10%]                                     [Al Jarafe Golf, SA]
                                   Interest held by Arcadian Group Services Limited [100%]
------------------------------------------------------------------------------------------------------------------------------------
Mentmore golf & country club      Mentmore Golf & Country Club, Plc [10%]                      [Mentmore Golf & Country Club, Plc]
                                   Interest held by Arcadian International Limited [100%]
------------------------------------------------------------------------------------------------------------------------------------
European timeshare company        Beleggingsmaat-Schappij Stako-II BV [18.6%]                  [Beleggingsmaat-Schappij Stako-II BV]
                                   Interest held by Arcadian Group Services Limited [100%]
------------------------------------------------------------------------------------------------------------------------------------
Bouffemont development site       Arcadian Hotel Bouffement SARL [100%]                        Arcadian Hotel Bouffement SARL
------------------------------------------------------------------------------------------------------------------------------------
DeGressy Hotel                    Hotel Gressy SNC [25%]                                       Arcadian Properties SNC
                                   Interest held by Arcadian Properties SNC [100%]
------------------------------------------------------------------------------------------------------------------------------------
El Conquistador additional        ESJ Hotel Corporation [100%]                                 None
 land
------------------------------------------------------------------------------------------------------------------------------------
Myrtle Beach additional land      Patriot American Hospitality Partnership, LP [100%]          None
------------------------------------------------------------------------------------------------------------------------------------
Border's leasehold                Patriot American Hospitality, Inc. [100%]                    None
 [landlord's interest]
------------------------------------------------------------------------------------------------------------------------------------
Boulders commercial access        Boulders Joint Venture [100%]                                None
 strip
------------------------------------------------------------------------------------------------------------------------------------
Stanly Ranch development site     PAH Stanly Ranch LLC [100%]                                  PAH Stanly Ranch LLC
------------------------------------------------------------------------------------------------------------------------------------
Meadows del Mar                   Westshaw Associates, LP [50%]                                Patriot Bougainvillea LLC [100% Sub]
                                   Interest held by Patriot Bougainvillea LLC [100%]
------------------------------------------------------------------------------------------------------------------------------------
Dos Pueblos golf course,          CPH-PAH Dos Pueblos Associates, LLC [4%]                     [CPH-PAH Dos Pueblos Associates, LLC]
 Santa Barbara                     Interest held by Patriot American Hospitality Partnership,
                                   LP   [100%]
------------------------------------------------------------------------------------------------------------------------------------
Shula Steakhouse franchising      Shula's Steak Houses, LP [49%]                               W-SSH, LLC
 venture                           Interest held by W-SSH, LLC [100%]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Unrestricted Asset                                          Owner                                  Unrestricted Subsidiaries/1/
------------------------------------------------------------------------------------------------------------------------------------
Bay Meadows contingent            Patriot American Hospitality, Inc. [100%]                    None
 deferred sale price
------------------------------------------------------------------------------------------------------------------------------------
Interstate assets and other       Interstate Hotels, LLC [55%]                                 PAH-Interstate Holdings, Inc.
 businesses                        Interest held by PAH-Interstate Holdings, Inc. [100%]       [Interstate Hotels Corporation]
                                  Interstate Hotels Corporation [4%]
                                   1% interest held by PAH-Interstate Holdings, Inc. [100%]
                                   1% interest held by Patriot American Hospitality, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Hyatt Lexington                   Patriot American Hospitality Partnership, LP [100%]          None
------------------------------------------------------------------------------------------------------------------------------------
Redmont Hotel                     Patriot American Hospitality Partnership, LP [100%]          None
------------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Mayfair            Patriot American Hospitality Partnership, LP [100%]          None
------------------------------------------------------------------------------------------------------------------------------------
Don Cesar Hotel                   Don Cesar Resort Hotel, Ltd. [13%]                           [Don Cesar Resort Hotel, Ltd.]
                                   12% interest held by Don Cesar Holdings LLC [100%]          Don Cesar Holdings LLC
                                   1% interest held by PAH Franchise Holding, Inc. [100%]
------------------------------------------------------------------------------------------------------------------------------------
Manhattan Beach Marriott          HMC/Interstate Manhattan Beach, LP [25%]                     [HMC/Interstate Manhattan Beach, LP]
                                   Interest held by PAH Franchise Holding, Inc, [100%]
------------------------------------------------------------------------------------------------------------------------------------
Pittsburgh Marriott Center        Host/Interstate Partnership, LP [5%]                         IHC Pittsburgh Partnership, LP
                                   Interest held IHC Pittsburgh Partnership, LP [100%]
------------------------------------------------------------------------------------------------------------------------------------
Santa Maria                       Santa Maria Joint Venture [50%]                              IHC Santa Maria Corporation
                                   Interest held by IHC Santa Maria Corporation [100%]
------------------------------------------------------------------------------------------------------------------------------------
Waterford Marriott                Interstate/HMC Waterford, LP [25%]                           [Interstate/HMC Waterford, LP]
                                   Interest held by PAH Franchise Holding, Inc. [100%]
------------------------------------------------------------------------------------------------------------------------------------
Ontario Marriott                  HMC/Interstate Ontario, LP [10%]                             [HMC/Interstate Ontario, LP]
                                   Interest held by PAH Franchise Holding, Inc. [100%]
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Westmont                Westmont CI Associates, LP [9.0909%]                         PAH-Westmont CI Holding, Inc.
                                   Interest held by PAH-Westmont CI Holding, Inc. [100%]
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Pittsburgh              Marquis Hotel Associates [50%]                               Pittsburgh CI, Inc.
                                   Interest held by Pittsburgh CI, Inc. [100%]
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Columbus                  Dublin Inn, Ltd. [30%]                                       WHC Columbus Corporation
                                   Interest held by WHC Columbus Corporation [100%]
------------------------------------------------------------------------------------------------------------------------------------


Note 1 Entities shown in brackets in this column are "Joint Ventures" rather than "Subsidiaries"

                   Schedule VII - Existing Letters of Credit
                   -----------------------------------------

                               Letters of Credit
                               -----------------

Issuer      Amount      Project                           Party                         Expires
--------  ----------  -----------  ---------------------------------------------------  --------

Chase      9,794,281  Vinings      Wyndman Vinings Industrial Development Revenue Bond   2/15/00
Chase      6,319,000  Summerfield  Innkeepers USA LP                                     6/18/00
Chase      4,600,000  Arcadian     Lloyds Bank Plc                                      12/31/99
Chase      3,700,000  Arcadian     Coutes & Co.                                          5/13/99
--------  ----------  -----------  ---------------------------------------------------  --------
Total:    24,413,281


                                 Schedule VIII
                               Consents; Filing



                                     None.

                                  LITIGATION

------------------------------------------------------------------------------------------------------------------------------------
                                                      Schedule IX - Litigation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     ACTION         CLAIMANT      COURT OR                           DESCRIPTION                                     DATE
                                   AGENCY                                                                         FILED/SERVED
------------------------------------------------------------------------------------------------------------------------------------
 Charles         Charles       Court of       Plaintiffs allege individual Defendants wrongfully acted in   Filed 1/12/99
 Fraschilla et   Fraschilla    Chancery of    effectively selling control of the Company to the Apollo
 al vs. PAH/WYN  et al         the State of   Acquisition Group for grossly inadequate consideration (the
                               Delaware, New  "Refinancing") without first having adequately considered or
 *class action                 Castle County  explored all other alternatives to this sale or having taken
 lawsuit                                      steps to have maximized shareholder value.
------------------------------------------------------------------------------------------------------------------------------------
 Johnson, et al, Doris         USDC-Northern  Putative securities class action case filed on behalf of      Filed 5/7/99
 v. PAH/WYN      Johnson, et   District of    class of former shareholders of Bay Meadows and California
                 al            California     Jockey Club who subsequently became shareholders of Patriot/
 *Putative class                              Wyndham alleging securities fraud under Rule 106-B of the
 action lawsuit                               1934 act and violation of section 11 and section 12(2) of the
                                              1933 act in connection with the acquisition of Bay Meadows and California Jockey Club.
------------------------------------------------------------------------------------------------------------------------------------
 Irene Ansell,   Irene Ansell, USDC for       Allegations similar to those in the Johnson putative class    Filed 5/14/99
 et al v.        et. Al        Northern       action lawsuit. Same defendants, class, and court named.
 PAH/WYN                       District of    Plaintiff's claim as damages the loss of value in Patriot
                               California     stock received by former Bay Meadows shareholders in exchange
 *Putative class                              for their stock, as well as the loss of the valuable assets
 action lawsuit                               previously owned by Bay Meadows, including the land and
                                              racetracks.
------------------------------------------------------------------------------------------------------------------------------------
 Constatine      Constatine    USDC for       Allegations similar to those in the Johnson putative class    Filed 6/11/99
 Sola, et al     Sola, et al.  Northern       action lawsuit. Same defendants, class, and court named.
 v. PAH/WYN                    District of    Plaintiff's claim as damages the loss of value in Patriot
                               California     stock received by former Bay Meadows shareholders in exchange
 *Putative class                              for their stock, as well as the loss of the valuable assets
 action lawsuit                               previously owned by Bay Meadows, including the land and
                                              racetracks.
------------------------------------------------------------------------------------------------------------------------------------


                                                            LITIGATION

----------------------------------------------------------------------------------------------------------------------------------
    ACTION             CLAIMANT        COURT OR                             DESCRIPTION                                    DATE
                                        AGENCY                                                                         FILED/SERVED
-----------------------------------------------------------------------------------------------------------------------------------
Peter J. Susnow     Peter J. Susnow    USDC for     Allegations similar to those of the Johnson putative class           Filed
et al vs.           et al              Northern     action lawsuit filed on behalf of class of former shareholders       6/15/99
PAH/WYN et al                          District     of Bay Meadows and California Jockey Club and subsequently
                                       of Texas -   became shareholders of Patriot/Wyndham alleging securities
                                       Dallas       fraud under Rule 10-B of the 1934 act and violation of section
                                       Division     11 and section 12(2) of the 1933 act in connection with the acquisition of Bay Meadows and California Jockey Club.
----------------------------------------------------------------------------------------------------------------------------------
Dorothy Gallagher   Dorothy            USDC for     The nature of this action is for false and misleading                Filed
et al vs. PAH/WII   Gallagher          Northern     statements made under the SEC Act of 1934.                           6/23/99 -
and James                              District                                                                          Serve
Carreker & Paul                        of Texas -                                                                        6/24/99
Nussbaum                               Dallas
                                       Division
----------------------------------------------------------------------------------------------------------------------------------
Peter Levitch       Peter              USDC for     The nature of this action is for false and misleading                Filed
et al vs.           Levitch            Northern     statements made under the SEC Act of 1934.                           6/22/99 -
PAH/WII and                            District                                                                          Serve
James Carreker                         of Texas -                                                                        6/24/99
& Paul Nussbaum                        Dallas
                                       Division
----------------------------------------------------------------------------------------------------------------------------------

                                                    *The Borrower and the Lenders acknowledge that the aforementioned matters are each in their preliminary stages, and therefore, the Company acknowledges that this Schedule is without prejudice to the rights of the
                                                    Lenders under Section 4.02(a) with respect to the Company's representations set forth in Section 3.02 (no Material Adverse Change).

Page 2


                      SCHEDULE X -- OWNED & LEASED HOTELS

                                                                                                    Entity   Primary      Allocation
                        Hotel Name                                  Owner/Lessee                     Type    Interest          %
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Brandsthatch Place                          Arcadian Hotels (UK) Limited                    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Chilston Park                               Chilston Park Limited                           Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Ettington Park                              Ettington Park Group Limited                    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Haycock                                     Arcadian Hotels (UK) Limited & Tillion Limited  Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian L'Horizon                                   Hotel L'Horizon Limited                         Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Manoir DeGressy                             Hotel Gressy SNC                                JV      Fee               25.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Mollington Banastre                         The Mollington Banastre Hotel Limited           Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Nutfield Priory                             Arcadian Hotels (UK) Limited                    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Priest House                                Arcadian International Limited                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Rookery                                     Arcadian Hotels (UK) Limited                    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Wood Hall                                   Arcadian International Limited                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Arcadian Woodlands Park                              Arcadian Hotels (UK) Limited                    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Albuquerque                                Albuquerque CI Associates, LP                   Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Atlanta                                    Atlanta CI Associates, LP                       Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Nashville Airport                          Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Nashville Downtown                         Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Overland Park                              Overland Park CI Associates, LP                 Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Pittsburgh                                 Marquis Hotel Associates                        JV      Fee               50.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Savannah                                   Savannah CI Associates, LP                      Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Topeka                                     Topeka CI Associates, LP                        Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Valdosta                                   Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Clubhouse Westmont                                   Westmont CI Associates, LP                      JV      Fee              9.0909
------------------------------------------------------------------------------------------------------------------------------------
Crowne Plaza Ravinia                                 Ravinia, LLC                                    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Don Cesar Resort                                     Don Cesar Resort Hotel, Ltd.                    JV      Fee               13.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Allen Center                              PAH-DT Allen Partners, LP                       Sub     Fee               85.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Entity    Primary    Allocation
                Hotel Name                                            Owner/Lessee                    Type    Interest         %
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Anaheim                                   PAH-DT Allen Partners, LP                       Sub     Fee               85.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Denver/Boulder                            DT-Denver, LLC                                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Des Plaines                               DT-Des Plaines , LLC                            Sub     Fee               90.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Glenview                                  DT-Glenview, LLC                                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Luxeford                                  PAH-DT Minneapolis Suites Partners, LP          Sub     Fee               90.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Miami Airport                             DT-Miami, LP                                    Sub     Fee               90.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Overland Park                             PAH-DT Allen Partners, LP                       Sub     Fee               85.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Park Place                                PAH-DT Park Place Partners, LP                  Sub     Fee               90.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Post Oak                                  PAH-DT Allen Partners, LP                       Sub     Lease             85.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree St. Louis                                 PAH-DT Allen Partners, LP                       Sub     Fee               85.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Tallahassee                               DT-Tallahassee, LP                              Sub     Fee               90.00
------------------------------------------------------------------------------------------------------------------------------------
Doubletree Tulsa                                     PAH-DT Allen Partners, LP                       Sub     Fee               85.00
------------------------------------------------------------------------------------------------------------------------------------
Embassy Suites Chicago                               Chicago-ES, LLC                                 Sub     Lease           98.7951
------------------------------------------------------------------------------------------------------------------------------------
Embassy Suites Hunt Valley                           PA Hunt Valley Investors, LP                    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Embassy Suites Phoenix N                             ES Phoenix, LLC                                 Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Embassy Suites Schaumburg                            ES Schaumburg, LLC                              Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Fort Magruder                                        IHC Realty Partnership, LP                      Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Grand Bay, Carmel Valley                             CV Ranch, LP                                    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Grand Bay Chicago North Michigan [not yet open]      Block 125 North Hotel Venture, LLC              JV      Fee               19.90
------------------------------------------------------------------------------------------------------------------------------------
Grand Bay Golden Door Spa                            Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Grand Bay Miami                                      PAH-Grand Bay Miami, LP                         Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Grand Bay, Peaks at Telluride                        Telluride Resort & Spa, LP                      Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Grand Bay, The Boulders                              Boulders JV                                     Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Grand Bay, Ventana Canyon                            PAH Ventana Canyon, LP                          Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Pickwick                              Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Redmont                               Patriot American Hospitality Partnership, LP    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Entity    Primary    Allocation
                Hotel Name                                            Owner/Lessee                    Type    Interest         %
------------------------------------------------------------------------------------------------------------------------------------
Hilton Cleveland South                               H-Cleveland, LLC                                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Hilton Columbus                                      H-Columbus, LLC                                 Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Hilton Del Mar                                       H-Delmar, LLC                                   Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Hilton Denver                                        IHC/Denver Partnership, LP                      Sub     Fee               90.00
------------------------------------------------------------------------------------------------------------------------------------
Hilton Ft. Lauderdale                                Interstone/PAH Partners, LP                     Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Hilton Huntington                                    Hilt-Hunt, LLC                                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Hilton Melbourne                                     H-Melbourne, LP                                 Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Hilton Newark                                        H-Gateway, LLC                                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Hilton Parsippany                                    Parsippany, LLC                                 Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Aristocrat                               Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Brentwood                                IHC Realty Partnership, LP                      Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Lenox                                    Patriot American Hospitality Partnership, LP    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn North Dallas                             Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn NW Houston                               Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn NW Plaza                                 Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn San Angelo                               Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn San Francisco Airport                    Patriot American Hospitality, Inc.              Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Westlake                                 PAH-Westlake, LLC                               Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn YO Ranch                                 YO Hotel Investors, LP                          Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Hyatt Lexington                                      Patriot American Hospitality Partnership, LP    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Hyatt Newporter                                      Patriot American Hospitality Partnership, LP    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Malmaison Edinburgh                                  The Malmaison Company (Edinburgh) Limited       Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Malmaison Glasgow                                    The Malmaison Hotel (Glasgow) Limited           Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Malmaison Leeds                                      The Malmaison Hotel (Leeds) Limited             Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Malmaison Manchester                                 The Malmaison Hotel (Manchester) Limited        Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Malmaison New Castle                                 The Malmaison Hotel (New Castle) Limited        Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Entity    Primary    Allocation
                Hotel Name                                                Owner/Lessee               Type    Interest         %
------------------------------------------------------------------------------------------------------------------------------------
Marriott Albany                                           IHP Holdings Partnership, LP               JV      Fee             49.3858
------------------------------------------------------------------------------------------------------------------------------------
Marriott Andover [conversion to Wyndham]                  Interstone/PAH Partners, LP                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Arlington [conversion to Wyndham]                IHC Realty Partnership, LP                 Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Atlanta                                          IHC Realty Partnership, LP                 Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Casa Marina [conversion to Wyndham Resort]       Casa Marina Realty Partnership, LP         Sub     Fee             98.6063
------------------------------------------------------------------------------------------------------------------------------------
Marriott Colorado Springs                                 IHC Realty Partnership, LP                 Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Courtyard Beachwood [conversion to Wyndham]      PAH Beachwood I, LLC                       Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Harrisburg                                       Swatara Associates                         Sub     Fee             97.9636
------------------------------------------------------------------------------------------------------------------------------------
Marriott Houston                                          IHC/Houston Partnership, LP                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Indian River                                     IHC Realty Partnership, LP                 Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Manhattan Beach                                  HMC/Interstate Manhattan Beach, LP         JV      Fee               25.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Minneapolis                                      IHP Holdings Partnership, LP               JV      Fee             49.3858
------------------------------------------------------------------------------------------------------------------------------------
Marriott Ontario Airport                                  HMC/Interstate Ontario, LP                 JV      Fee               10.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Philadelphia                                     IHC/Conshohocken Partnership, LP           Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Pittsburgh Airport                               Park West Hotel Associates                 Sub     Fee             97.8038
------------------------------------------------------------------------------------------------------------------------------------
Marriott Pittsburgh Center                                Host/Interstate Partnership, LP            JV      Lease              5.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Reach Resort                                     Key West Reach Limited Partnership         Sub     Fee             97.1192
------------------------------------------------------------------------------------------------------------------------------------
Marriott Roanoke [conversion to Wyndham]                  IHC Realty Partnership, LP                 Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott San Diego                                        IHP Holdings Partnership, LP               JV      Fee             49.3858
------------------------------------------------------------------------------------------------------------------------------------
Marriott St. Louis West [conversion to Wyndham]           Maryville Center Hotel JV                  JV      Fee               50.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Syracuse [conversion to Wyndham]                 Syracuse Realty Associates, LP             Sub     Fee               94.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Troy                                             Mar-Ty, LLC                                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Tysons Corner                                    Interstone/PAH Partners, LP                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Valley Forge                                     Interstone/PAH Partners, LP                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Warner Center [conversion to Wyndham]            Interstone/CGL (WC) Partners, LP           Sub     Fee               65.00
------------------------------------------------------------------------------------------------------------------------------------
Marriott Waterford                                        HMC/Interstate Waterford, LP               JV      Fee               25.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Entity    Primary    Allocation
                Hotel Name                                            Owner/Lessee                    Type    Interest         %
------------------------------------------------------------------------------------------------------------------------------------
Marriott Westborough                                 IHC Realty Partnership, LP                      Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Newark Airport [closed]                              Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Omni Baltimore                                       Travis Real Estate Group JV                     Sub     Fee               65.48
------------------------------------------------------------------------------------------------------------------------------------
Radisson Akron                                       PAH-Akron, LLC                                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Beachwood                                   PAH-Beachwood II, LLC                           Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Burlington                                  Rad-Burl, LLC                                   Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Dallas                                      Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Englewood                                   IHC Realty Partnership, LP                      Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Houston West                                R-Houston, LP                                   Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Jacksonville                                Marina Hospitality, LP                          Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Kansas City                                 Kansas City Hospitality, LP                     Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Lisle                                       R-Lisle, LLC                                    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson New Orleans                                 1500 Canal Street Investors II, LP              Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Northbrook                                  Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson Overland Park                               Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Radisson San Jose                                    Rad-Jose, LLC                                   Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Ramada Inn San Francisco Airport                     Patriot American Hospitality Partnership, LP    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Santa Maria Hotel                                    Santa Maria Joint Venture                       JV      Fee               50.00
------------------------------------------------------------------------------------------------------------------------------------
Sheraton Four Points Blacksburg                      IHC Realty Partnership, LP                      Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Sheraton Four Points Saginaw                         Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Sierra Suites Atlanta Cumberland                     Patriot American Hospitality Partnership, LP    Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Sierra Suites Fair Oaks                              Fair Oaks Sierra Associates, LP                 Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Sierra Suites Phoenix Camelback                      Patriot American Hospitality Partnership, LP    Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Sierra Suites Westborough                            Patriot American Hospitality Partnership, LP    Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Addison                           Summerfield Hotel Leasing Company, LP           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Atlanta Buckhead                  Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Entity    Primary    Allocation
                Hotel Name                                            Owner/Lessee                    Type    Interest         %
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Atlanta Perimeter                 Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Belmont                           Patriot American Hospitality Partnership, LP    Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Chatsworth                        Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Denver                            Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Dulles Airport                    Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites El Segundo                        Summerfield Hotel Leasing Company, LP           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Hanover                           Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites International Drive Orlando       Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Lake Buena Vista                  Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Las Colinas                       Patriot American Hospitality Partnership, LP    Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Malvern                           Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Miami Airport [not yet open]      Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Morristown                        Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Mount Laurel                      Summerfield Hotel Leasing Company, LP           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Plaza Park                        Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Princeton                         Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites San Francisco Airport             Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites San Jose                          Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Schaumburg                        Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Somerset                          Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites St. Louis Westport                Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Sunnyvale                         Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Torrance                          Summerfield HPT Lease Company, LP               Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Waltham                           Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites West Hollywood                    Patriot American Hospitality Partnership, LP    Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Sunrise Suites Tinton Falls                          Patriot American Hospitality Partnership, LP    Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Entity    Primary    Allocation
                Hotel Name                                            Owner/Lessee                    Type    Interest         %
------------------------------------------------------------------------------------------------------------------------------------
WestCoast Long Beach                                 Patriot American Hospitality Partnership, LP    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
WestCoast Park Shore                                 Patriot American Hospitality Partnership, LP    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
WestCoast Valley River Inn                           Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Atlanta American [not yet opened]            Atlanta American Hotel Investors, LP            Sub     Fee               70.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Batterymarch [not yet opened]                PAH Batterymarch Realty Company, LLC            Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Bel Age                                      Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Billerica                                    PAH Billerica Realty Company, LLC               Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Bristol                                      Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Buttes                                       W-Buttes, LLC                                   Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Chicago St. Clair                            Oxford/Wyn 633 Investment Company, LLC          JV      Lease             50.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Columbus                                     Dublin Inn, Ltd                                 JV      Fee               30.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Emerald Plaza                                W-Emerald, LLC                                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Franklin Plaza                               W-Franklin, LP                                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Ft. Lauderdale                               Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Gateway Miami                                PAH-River House, LP                             Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Greenspoint                                  W-Greenspoint, LP                               Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Harbour Island                               WH Interest, Inc.                               Sub     CapLease         100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Northwest Chicago                            WCHNW, LLC                                      Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree                                    Wyndham Peachtree, LLC                          Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Riverfront                                   Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Salt Lake City                               Salt Lake City Partnership, LP                  Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Toledo                                       Toledo Hotel Investors, LP                      Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Washington City Centre                       City Centre Partnership, LP                     Sub     Fee               92.50
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Washington DC                                IHC Realty Partnership, LP                      Sub     Fe               100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Westshore                                    PAH-Tampa, LP                                   Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Windwatch                                    PAH Windwatch, LLC                              Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Entity    Primary    Allocation
                Hotel Name                                            Owner/Lessee                    Type    Interest         %
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Atlanta Midtown                       W-Garden Atlanta, LLC                           Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Atlanta Perimeter                     GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Bloomington                           GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Bothell                               GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Brookfield                            W-Brookfield, LLC                               Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Chandler                              GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Charlotte                             W-Charlotte, LLC                                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Commerce                              W-Commerce, LLC                                 Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Dallas Market Center                  Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Dallas Park Central                   Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Indianapolis                          W-Indiana, LLC                                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Kansas City Airport                   Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Knoxville                             Knoxville CI Associates, LP                     Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden LaGuardia                             Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Las Colinas                           W-Colinas, LP                                   Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Naperville                            GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Nashville                             GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden North Phoenix                         GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Novi                                  W-Novi, LLC                                     Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Omaha                                 Omaha CI Associates LP                          Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Overland Park                         Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Phoenix Airport                       GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Pleasanton                            W-Pleasanton, LLC                               Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Richardson                            W-Richardson, LP                                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Richmond                              Patriot American Hospitality Partnership, LP    Sub     CapLease         100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden San Diego                             GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Schaumburg                            W-Schaumburg, LLC                               Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Entity    Primary    Allocation
                Hotel Name                                            Owner/Lessee                    Type    Interest         %
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Sea-Tac                               GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden St. Louis                             St.Louis CI Associates, LP                      Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Sunnyvale                             GHALP Partnership, LP                           Sub     OpLease          100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Vinings                               Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Wichita                               Wichita CI Associates, LP                       Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Garden Wood Dale                             W- Wood Dale, LLC                               Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Grand Heritage Ambassador West               Patriot American Hospitality, Inc.              Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Grand Heritage Bourbon Orleans               Bourbon Orleans Investors II, LP                Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Grand Heritage Fairmont                      Patriot American Hospitality Partnership, LP    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Grand Heritage Mayfair                       Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Grand Heritage Tremont House                 Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Grand Heritage Tutwiler                      Patriot American Hospitality Partnership, LP    Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Grand Heritage Union Station                 Patriot American Hospitality, Inc.              Sub     Lease            100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Resort Buena Vista Palace                    Royal Palace Hotel Associates                   Sub     Lease             95.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Resort Condado Plaza                         Posadas de Puerto Rico Associates, Inc.         Sub     Fee & Lease      100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Resort El Conquistador                       El Conquistador Partnership, LP                 Sub     Fee &            100.00
Grand Bay Las Casitas                                                                                        Lease
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Resort El San Juan                           Posadas de San Juan Associates                  Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Resort Miami Beach                           IHC/Miami Beach Corporation                     Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Resort Myrtle Beach                          Patriot American Hospitality Partnership, LP    Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Resort, Regency Hotel [closed]               Posadas de Regency, Inc.                        Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Resort Rose Hall                             Rose Hall Associates Limited Partnership        Sub     Fee              100.00
------------------------------------------------------------------------------------------------------------------------------------
[Wyndham] Great Eastern [not yet opened]             The Great Eastern Hotel Company Limited         JV      Lease             50.00
------------------------------------------------------------------------------------------------------------------------------------

Owned and leased real estate held by subsidiaries of Interstate Hotels, LLC [Unrestricted Subsidiary] intentionally excluded.

"Primary Interest" reflects form of ownership of principal asset; facilities leases and easement rights are excluded.

Lease = conventional ground lease or building lease. OpLease = operating lease. CapLease = capital lease.

   SITES WITHOUT "HOTELS": DEVELOPMENT SITES & OTHER REAL PROPERTY INTERESTS

                                                                                                 Entity  Primary   Allocation
                Hotel Name                                            Owner/Lessee               Type   Interest       %
-----------------------------------------------------------------------------------------------------------------------------
Arcadian Villa Saletta [development site]                  Fattoria Villa Saletta SRL            Sub     Fee           100.00
-----------------------------------------------------------------------------------------------------------------------------
Border's site [ground lease to retail tenant]              Patriot American Hospitality, Inc.    Sub     Fee           100.00
-----------------------------------------------------------------------------------------------------------------------------
Bouffemont [development site]                              Arcadian Hotel Bouffemont SARL        Sub     Fee           100.00
-----------------------------------------------------------------------------------------------------------------------------
Chateau de Bessy II [development site]                     The Transatlantic Hotel Company SARL  Sub     Fee           100.00
-----------------------------------------------------------------------------------------------------------------------------
Chateau de Bessy I [development site]                      Chateau de Bessy SA                   Sub     Fee            54.70
-----------------------------------------------------------------------------------------------------------------------------
Club Zaudin [golf course]                                  Al Jarafe Golf SA                     JV      Fee            10.00
-----------------------------------------------------------------------------------------------------------------------------
El Conquistador additional land                            ESJ Hotel Corporation                 Sub     Fee           100.00
-----------------------------------------------------------------------------------------------------------------------------
George Row Company [timeshare units]                       Beleggingsmaat-Schappij Stako JV      JV      Fee            18.60
-----------------------------------------------------------------------------------------------------------------------------
Dos Pueblos Golf Course [under development]                CPH-PAH Dos Pueblos Associates, LLC   JV      Fee             4.00
-----------------------------------------------------------------------------------------------------------------------------
Meadows del Mar [lots, golf course & hotel site]           Westshaw Associates, LP               JV      Fee            50.00
-----------------------------------------------------------------------------------------------------------------------------
Mentmore Golf & Country Club                               Mentmore Golf & Country Club PLC      JV      Fee            10.00
-----------------------------------------------------------------------------------------------------------------------------
Stanly Ranch [development site]                            PAH-Stanly Ranch, LLC                 Sub     Fee           100.00
-----------------------------------------------------------------------------------------------------------------------------

                                                Schedule XI - Existing Indebtedness

Lender                                         Property / Facility            Ownership %    Borrower
The Chase Manhattan Bank                       $600 MM Revolving Credit Facility    100.00%  Wyndham International
The Chase Manhattan Bank                       $1.2 BB Term Loan Facility           100.00%  Wyndham International
The Chase Manhattan Bank                       Increasing Rate Notes                100.00%  Wyndham International, Inc.
Bank One Trustee, Public Debt                  Wyndham Senior Sub                   100.00%  Patriot American Hospitality, Inc.
Golden Door, LLC                               Golden Door Spa                      100.00%  Wyndham International, Inc.
Summerfield Associates, LP                                                          100.00%  Sierra Suites Marketing Association

Bear Stearns                                   New Mortgage Pool I & II
  Crowne Plaza Ravinia                                                              100.00%  Ravinia, LLC
  Doubletree Club Hotel Chicago                                                      90.00%  DT-Des Plaines, LLC
  Doubletree Club Hotel Miami                                                        90.00%  DT-Miami, LLC
  Doubletree Hotel Boulder                                                          100.00%  DT-Denver, LLC
  Doubletree Hotel Tallahassee                                                       90.00%  DT-Tallahassee, LLC
  Embassy Suites Phoenix North                                                      100.00%  ES Phoenix, LLC
  Embassy Suites Schaumburg                                                         100.00%  ES Schaumburg, LLC
  Hilton Columbus                                                                   100.00%  H-Columbus, LLC
  Hilton Del Mar                                                                    100.00%  H-Delmar, LLC
  Hilton Huntington                                                                 100.00%  Hilt-Hunt, LLC
  Hilton Inn Cleveland                                                              100.00%  H-Clevleand, LLC
  Hilton Newark Gateway                                                             100.00%  H-Gateway, LLC
  Marriott Troy                                                                     100.00%  Mar-Ty, LLC
  Radisson Suites Houston                                                           100.00%  R-Houston, LP
  Wyndham Buttes                                                                    100.00%  W-Buttes, LLC
  Wyndham Emerald Plaza                                                             100.00%  W-Emerald, LLC
  Wyndham Franklin Plaza                                                            100.00%  W-Franklin, LLC
  Wyndham Garden Indianapolis                                                       100.00%  W-Indiana, LLC
  Wyndham Garden LA Commerce                                                        100.00%  W-Commerce, LLC
  Wyndham Garden Las Colinas                                                        100.00%  W-Colinas, LLC
  Wyndham Garden Novi                                                               100.00%  W-Novi, LLC
  Wyndham Garden Pleasanton                                                         100.00%  W-Pleasanton, LLC
  Wyndham Garden Richardson                                                         100.00%  W-Richardson, LLC
  Wyndham Garden Schaumburg                                                         100.00%  W-Schaumburg, LLC
  Wyndham Garden Wood Dale                                                          100.00%  W-Wood Dale, LLC

Lehman Brothers                                New Mortgage Pool III
  Doubletree Guest Suites Glenview                                                  100.00%  DT-Glenview, LLC
  Hilton Inn Melbourne Airport                                                      100.00%  H-Melbourne, LP
  Hilton Inn Parsipanny                                                             100.00%  Parsippany, LLC
  Radisson Hotel Burlington                                                         100.00%  Rad-Burl, LLC
  Radisson Inn Napervilee-Lisle                                                     100.00%  R-Lisle, LLC
  Radisson Plaza Hotel San Jose Airport                                             100.00%  Rad-Jose, LLC
  Wyndham Northwest Chicago                                                         100.00%  WCHNW, LLC
  Wyndham Garden Brookfield                                                         100.00%  W-Brookfield, LLC
  Wyndham Garden Charlotte                                                          100.00%  W-Charlotte, LLC
  Wyndham Garden Midtown                                                            100.00%  W-Garden Atlant, LLC

Royal Bank of Scotland et al                   Arcadian 2/98 Facility               100.00%  Arcadian International Ltd and
                                                                                             subsidiaries
Royal Bank of Scotland et al                   Arcadian Additional Loan             100.00%  Arcadian International Ltd and
                                                                                             subsidiaries
Royal Bank of Scotland et al                   Arcadian Overdraft Facility          100.00%  Arcadian International Ltd and
                                                                                             subsidiaries
Royal Bank of Scotland et al                   Arcadian Revolving Credit Facility   100.00%  Arcadian International Ltd and
                                                                                             subsidiaries
Royal Bank of Scotland et al                   Arcadian Term Loan                   100.00%  Arcadian International Ltd and
                                                                                             subsidiaries

First National Bank of Commerce                Bourbon Orleans                      100.00%  Bourbon Orleans Investors II, LP

Salomon Brothers Realty Corp.                  Clubhouse
  Clubhouse Atlanta                                                                 100.00%  Atlanta CI Associates, LP
  Clubhouse Knoxville                                                               100.00%  Knoxville CI Associates, LP
  Clubhouse Omaha                                                                   100.00%  Omaha CI Associates, LP
  Clubhouse Overland Park                                                           100.00%  Overland Park CI Associates, LP
  Clubhouse Wichita                                                                 100.00%  Wichita CI Associates, LP

LW - SP2, LP                                   Clubhouse Pittsburgh                  50.00%  Marquis Hotel Associates
                                                                                             Posadas de Regency, Inc. and
                                                                                             Posadas de
Bank of Nova Scotia (refinancing 6/30/99)      Condado & Regency (combined)         100.00%  Puerto Rico Associates, Inc.

Metropolitan Life                              Doubletree
  Doubletree Allen Center                                                            85.00%  PAH-DT Allen Partners, LP
  Doubletree Anaheim                                                                 85.00%  PAH-DT Allen Partners, LP
  Doubletree Overland Park                                                           85.00%  PAH-DT Allen Partners, LP
  Doubletree Post Oak                                                                85.00%  PAH-DT Allen Partners, LP
  Doubletree St. Louis                                                               85.00%  PAH-DT Allen Partners, LP
  Doubletree Tulsa                                                                   85.00%  PAH-DT Allen Partners, LP


                                                          Secured /
Lender                                         Maturity   UnSecured    Liability      Guarantor
The Chase Manhattan Bank                       6/30/05        S         Recourse      Subsidiaries with exceptions
The Chase Manhattan Bank                       6/30/06        S         Recourse      Subsidiaries with exceptions
The Chase Manhattan Bank                       6/30/04        S         Recourse      Subsidiaries with exceptions
Bank One Trustee, Public Debt                  5/15/06        U         Recourse      N/A
Golden Door, LLC                                6/1/01        U         Recourse      N/A
Summerfield Associates, LP                        None                  Recourse      N/A

Bear Stearns                                   6/29/04        S         Non-Recourse  Wyndham International, Inc.
  Crowne Plaza Ravinia
  Doubletree Club Hotel Chicago
  Doubletree Club Hotel Miami
  Doubletree Hotel Boulder
  Doubletree Hotel Tallahassee
  Embassy Suites Phoenix North
  Embassy Suites Schaumburg
  Hilton Columbus
  Hilton Del Mar
  Hilton Huntington
  Hilton Inn Cleveland
  Hilton Newark Gateway
  Marriott Troy
  Radisson Suites Houston
  Wyndham Buttes
  Wyndham Emerald Plaza
  Wyndham Franklin Plaza
  Wyndham Garden Indianapolis
  Wyndham Garden LA Commerce
  Wyndham Garden Las Colinas
  Wyndham Garden Novi
  Wyndham Garden Pleasanton
  Wyndham Garden Richardson
  Wyndham Garden Schaumburg
  Wyndham Garden Wood Dale

Lehman Brothers                                6/29/02        S         Non-Recourse
  Doubletree Guest Suites Glenview
  Hilton Inn Melbourne Airport
  Hilton Inn Parsipanny
  Radisson Hotel Burlington
  Radisson Inn Napervilee-Lisle
  Radisson Plaza Hotel San Jose Airport
  Wyndham Northwest Chicago
  Wyndham Garden Brookfield
  Wyndham Garden Charlotte
  Wyndham Garden Midtown

Royal Bank of Scotland et al                   7/31/99        S         Recourse      Arcadian subsidiaries
Royal Bank of Scotland et al                   7/31/99        S         Recourse      Arcadian subsidiaries
Royal Bank of Scotland et al                   7/31/99        U         Recourse      Arcadian subsidiaries
Royal Bank of Scotland et al                  11/14/01        S         Recourse      Arcadian subsidiaries
Royal Bank of Scotland et al                  11/14/01        S         Recourse      Arcadian subsidiaries

First National Bank of Commerce                 1/1/04        S         Non-Recourse  N/A

Salomon Brothers Realty Corp.                  10/1/05        S         Non-Recourse  N/A
  Clubhouse Atlanta
  Clubhouse Knoxville
  Clubhouse Omaha
  Clubhouse Overland Park
  Clubhouse Wichita

LW - SP2, LP                                   3/15/04        S         Non-Recourse  Pittsburgh CI, Inc.

Bank of Nova Scotia (refinancing 6/30/99)      6/22/04        S         Recourse      Wyndham International, Inc.

Metropolitan Life                              10/1/07        S         Non-Recourse  N/A
  Doubletree Allen Center
  Doubletree Anaheim
  Doubletree Overland Park
  Doubletree Post Oak
  Doubletree St. Louis
  Doubletree Tulsa


Lender                                         Comments                             Allocated Debt
The Chase Manhattan Bank                                                                          400,000,000
The Chase Manhattan Bank                                                                        1,200,000,000
The Chase Manhattan Bank                                                                          650,000,000
Bank One Trustee, Public Debt                                                                       1,510,000
Golden Door, LLC                                                                                    4,000,000
Summerfield Associates, LP                    Cash Flow note.                                         313,200

Bear Stearns                                  Non-recourse carve-outs.                            340,000,000
  Crowne Plaza Ravinia
  Doubletree Club Hotel Chicago
  Doubletree Club Hotel Miami
  Doubletree Hotel Boulder
  Doubletree Hotel Tallahassee
  Embassy Suites Phoenix North
  Embassy Suites Schaumburg
  Hilton Columbus
  Hilton Del Mar
  Hilton Huntington
  Hilton Inn Cleveland
  Hilton Newark Gateway
  Marriott Troy
  Radisson Suites Houston
  Wyndham Buttes
  Wyndham Emerald Plaza
  Wyndham Franklin Plaza
  Wyndham Garden Indianapolis
  Wyndham Garden LA Commerce
  Wyndham Garden Las Colinas
  Wyndham Garden Novi
  Wyndham Garden Pleasanton
  Wyndham Garden Richardson
  Wyndham Garden Schaumburg
  Wyndham Garden Wood Dale

Lehman Brothers                               Non-recourse carve-outs                            235,000,000
  Doubletree Guest Suites Glenview
  Hilton Inn Melbourne Airport
  Hilton Inn Parsipanny
  Radisson Hotel Burlington
  Radisson Inn Napervilee-Lisle
  Radisson Plaza Hotel San Jose Airport
  Wyndham Northwest Chicago
  Wyndham Garden Brookfield
  Wyndham Garden Charlotte
  Wyndham Garden Midtown

Royal Bank of Scotland et al                  Secured by all Arcadian assets exc. Malmaison         5,650,050
Royal Bank of Scotland et al                  Secured by all Arcadian assets exc. Malmaison         6,400,700
Royal Bank of Scotland et al                  Secured by all Arcadian assets exc. Malmaison         2,573,203
Royal Bank of Scotland et al                  Secured by all Arcadian assets exc. Malmaison         29,057,400
Royal Bank of Scotland et al                  Secured by all Arcadian assets exc. Malmaison         20,178,750

First National Bank of Commerce                                                                     13,285,365

Salomon Brothers Realty Corp.
  Clubhouse Atlanta                                                                                  4,468,990
  Clubhouse Knoxville                                                                                4,478,103
  Clubhouse Omaha                                                                                    5,542,293
  Clubhouse Overland Park                                                                            4,780,686
  Clubhouse Wichita                                                                                  3,096,697

LW - SP2, LP                                  $3.5 Million limited guarantee                         2,648,232
                                              $10 Million: $5 Million is secured pari pasu  with
Bank of Nova Scotia (refinancing 6/30/99)     The Chase Manhattan Bank Term Facility.               55,000,000

Metropolitan Life
  Doubletree Allen Center
  Doubletree Anaheim
  Doubletree Overland Park
  Doubletree Post Oak
  Doubletree St. Louis
  Doubletree Tulsa


                                                Schedule XI - Existing Indebtedness


Lender                                 Property / Facility          Ownership %  Borrower
CSFB Conduit                           Embassy Suites Chicago            98.80%  Chicago-ES, LLC
NatWest                                Great Eastern                     50.00%  The Great Eastern Hotel Company Limited
COPARC                                 Gressy Term Loan                  25.00%  Hotel Gressy SNC

Coutts Consortium                      Malmaison Facilities             100.00%  The Malmaison Limited
                                         Malmaison Leeds                100.00%  The Malmaison Company (Leeds) Limited
                                         Malmaison Edinburgh            100.00%  The Malmaison Hotel (Edinburgh) Limited
                                         Malmaison Glasgow              100.00%  The Malmaison Hotel (Glasgow) Limited
                                         Malmaison Manchester           100.00%  The Malmaison Hotel (Manchester) Limited
                                         Malmaison New Castle           100.00%  The Malmaison Hotel (New Castle) Limited

Credit Lyonnais                        Marriott Casa Marina             100.00%  Casa Marina Realty Partnership, LP
Mass Mutual                            Marriott Don Cesar Resort         13.00%  Don Cesar Resort Hotel, Ltd.
Credit Lyonnais                        Marriott Harrisburg               97.96%  Swatara Associates
Mass Mutual                            Marriott Pittsburgh Airport       97.80%  Park West Hotel Associates

M. Fine/J. Meisel et al                Marriott Reach Resort             97.12%  Key West Reach Limited Partnership
Mass Mutual                            Marriott Reach Resort             97.10%  Key West Reach Limited Partnership
Bank of the Keys                       Marriott Santa Maria              50.00%  Santa Maria Joint Venture
Lincoln National Bank                  Marriott St. Louis West           50.00%  Maryville Center Hotel JV
Mass Mutual                            Marriott Syracuse                 94.00%  Syracuse Realty Associates, LP
CIGNA                                  Marriott Warner Center            65.00%  Interstone/CGL (WC) Partners, LP
Bank One Arizona, NA                   Meadows Del Mar - Golf Course     50.00%  Westshaw Associates, LP
Bank One Arizona, NA                   Meadows Del Mar - Residential     50.00%  Westshaw Associates, LP
Lincoln National Bank                  Radisson Beachwood               100.00%  PAH-Beachwood II, LLC
Cassa di Risparmia di Lucca            Saletta Term Loan                100.00%  Fattoria Villa Saletta SRL
Finova Capital                         The Lodge at Ventana Canyon      100.00%  PAH Ventana Canyon, LP
GMAC                                   Wyndham Atlanta American          70.00%  Atlanta American Hotel Investors, LP

Beacon Capital                         Wyndham Batterymarch             100.00%  PAH Batterymarch Realty Company, LLC
Nomura Asset Capital Corp.             Wyndham Buena Vista Palace        95.00%  Royal Palace Hotel Associates
Paine Webber                           Wyndham Chicago St. Claire        50.00%  Oxford/WYN 633 Investment Compnay, LLC
Huntington Bank                        Wyndham Dublin (Columbus)         30.00%  Dublin Inn, Ltd
Citibank                               Wyndham El Conquistador          100.00%  El Conquistador Partnership, LP
Government Development Bank            Wyndham El Conquistador          100.00%  El Conquistador Partnership, LP
Bank of Nova Scotia                    Wyndham El San Juan              100.00%  Posadas de San Juan Associates
CSFB Conduit                           Wyndham Greenspoint              100.00%  W-Greenspoint, LP
CSFB Conduit                           Wyndham Peachtree                100.00%  Wyndham Peachtree, LLC


Republic Bank                          Wyndham Garden Billerica         100.00%  PAH Billerica Realty Company, LLC
Development Authority of Cobb County   Wyndham Garden Vinings           100.00%  Patriot American Hospitality Partnership, LP

Capital Leases
                                       Harbour Island Capital Lease     100.00%  WH Interest, Inc.
                                       Richmond Garden Capital Lease    100.00%  Patriot American Hospitality Partnership, LP
                                       Other Capital Leases             100.00%
                                       ISIS                             100.00%

Letters of Credit
Arcadia
Arcadia
Summerfield
Vinings


                                                    Secured /
Lender                                 Maturity     Unsecured   Liability     Guarantor
CSFB Conduit                           10/16/08        S         Non-Recourse  N/A
NatWest                                10/15/10        S         Recourse      N/A
COPARC                                  2/1/07         S         Non-Recourse  N/A

                                                                               Arcadian International Ltd and
Coutts Consortium                      12/31/03        S         Recourse      Malmaison subsidiaries.
                                       12/31/03
                                       1231//03
                                       12/31/03
                                       12/31/03
                                       12/31/03

Credit Lyonnais                         3/31/01        S         Non-Recourse  N/A
Mass Mutual                              7/1/06        S         Non-Recourse  N/A
Credit Lyonnais                         3/31/01        S         Non-Recourse  N/A
Mass Mutual                              4/1/02        S         Non-Recourse  N/A
                                                                 Non-Recourse  PAH Franchise Holding, Inc. and
M. Fine/J. Meisel et al                  7/1/00        S                       PAH-Beachwood I, LLC
Mass Mutual                            10/1/05         S         Recourse      N/A
Bank of the Keys                       8/27/00         S         Recourse
Lincoln National Bank                   5/1/02         S         Non-Recourse  N/A
Mass Mutual                            12/1/02         S         Non-Recourse  N/A
CIGNA                                   1/1/04         S         Non-Recourse  N/A
Bank One Arizona, NA                   5/31/03         S         Recourse      Partiot American Hospitality, Inc.
Bank One Arizona, NA                   5/31/02         S         Recourse      N/A
Lincoln National Bank                  5/31/05         S         Non-Recourse  N/A
Cassa di Risparmia di Lucca             7/1/14                   Recourse      Arcadian International Ltd.
Finova Capital                          3/1/05         S         Non-Recourse  N/A
GMAC                                    8/1/02         S         Non-Recourse  Patriot American Hospitality Partnership, LP
                                                                               Wyndham International, Inc., and
Beacon Capital                         12/31/99        S         Recourse      Patriot American Hospitality Partnership, LP
Nomura Asset Capital Corp.             12/11/15        S         Non-Recourse  N/A
Paine Webber                            8/20/01        S         Non-Recourse  N/A
Huntington Bank                         4/1/09                   Non-Recourse  N/A
Citibank                                6/30/00        S         Non-Recourse  Partiot American Hospitality, Inc.
Government Development Bank             2/15/06        S         Non-Recourse  N/A
Bank of Nova Scotia                     8/31/03        S         Non-Recourse  Partiot American Hospitality, Inc.
CSFB Conduit                           10/16/08        S         Non-Recourse  N/A
CSFB Conduit                           10/23/01        S         Non-Recourse  N/A
                                                                               Wyndham International, Inc.,
                                                                               Patriot American Hospitality
                                                                               Partnership, LP and Patriot
Republic Bank                           5/14/99        S         Recourse      American Hospitality, Inc.
Development Authority of Cobb County    2/1/23         U         Recourse      N/A

Capital Leases                                         S         Recourse
                                                       S         Non-Recourse

Letters of Credit
Arcadia                                  5/13/99
Arcadia                                 12/31/99
Summerfield                              6/18/00
Vinings                                  2/15/00


Lender                                  Comments                                      Allocated Debt
CSFB Conduit                                                                             40,269,405
NatWest                                                                                  24,600,000
COPARC                                                                                    2,448,000

Coutts Consortium
                                                                                          6,822,032

                                                                                         23,387,978

Credit Lyonnais                                                                          30,566,000
Mass Mutual                                                                               4,410,095
Credit Lyonnais                                                                          19,587,750
Mass Mutual                                                                              14,326,783

M. Fine/J. Meisel et al                  Mortgage on Marriott Courtyard Beachwood.        9,347,583
Mass Mutual                                                                              14,825,245
Bank of the Keys                                                                          2,000,000
Lincoln National Bank                                                                     8,203,722
Mass Mutual                                                                               9,672,449
CIGNA                                                                                    32,167,982
Bank One Arizona, NA                     Completion Guarantee - up to $4 M                8,071,623
Bank One Arizona, NA                                                                      5,232,904
Lincoln National Bank                                                                     4,970,917
Cassa di Risparmia di Lucca
Finova Capital                                                                           28,488,769
GMAC                                     10% guarantee for 24 months                     17,979,500

Beacon Capital                           Completion Guarantee                            45,000,000
Nomura Asset Capital Corp.                                                                7,872,941
Paine Webber                                                                             20,000,000
Huntington Bank                                                                           1,975,917
Citibank                                                                                 90,000,000
Government Development Bank                                                              25,000,000
Bank of Nova Scotia                      $7.5 Million guarantee.                         42,100,000
CSFB Conduit                                                                             39,921,574
CSFB Conduit                                                                             37,113,331

Republic Bank                                                                            16,411,083
Development Authority of Cobb County                                                     46,158,186

Capital Leases                                                                           19,415,738
                                                                                          4,347,431
                                                                                          5,630,786
                                                                                          1,018,285

Letters of Credit
Arcidia                                                                                   3,700,000
Arcidia                                                                                   4,600,000
Summerfield                                                                               6,319,000
Vinings                                                                                   9,794,281

*In addition, certain inter-company Indebtedness is listed separately on  Schedule XII


                                  Schedule XII
                                  Investments



-----------------------------------------------------------------------------------------------------------------------------------
Investing Party              Borrower/Receiving Party      Amount Outstanding                Additional Information
-----------------------------------------------------------------------------------------------------------------------------------
Employee Loans/Investments
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Paul Nussbaum                 $    152,074            Outstanding invoices for personal use of
Hospitality Partnership,                                   (as of 5/31/99)         corporate jet services and hotel facilities.
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             William W. Evans, III         $    424,375            Non-recourse loan (1998) for assistance with
Hospitality, Inc.                                          (as of 6/25/99)         payment of income taxes in connection with the
                                                                                   vesting of shares of paired common stock.  Due
                                                                                   on November 27, 2003 or 60 days after
                                                                                   termination of employment, if earlier (7.5%
                                                                                   interest per annum) and secured by 53,667 shares
                                                                                   of paired common stock.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International, Inc.  Lawrence S. Jones             $    779,524            Non-recourse loan (1998).  Due on October 5,
                                                           (as of 5/31/99)         2001 (7.0% interest per annum). Mr. Jones'
                                                           (includes               Employment Agreement provides that a portion of
                                                           interest,               the loan may be forgiven upon Mr. Jones'
                                                           $750,000 note)          termination of employment.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Investing Party              Borrower/Receiving Party      Amount Outstanding                Additional Information
-----------------------------------------------------------------------------------------------------------------------------------
Employee Loans/Investments
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Paul Nussbaum                 Up to                   Guaranty of loan from NationsBank (due 2005,
Hospitality, Inc.                                          approximately           5.5% interest per annum).  Commitment to
                                                           $7,794,268              refinance loan as Company loan.
                                                           (as of 5/31/99)
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Anne Raymond                  $  5,196,959            Loan (due April 2002, 6% interest per annum)
Hospitality Partnership,                                   (as of 12/31/98)        secured by shares in Wyndham International, Inc.
L.P.                                                       (includes               (the "Raymond Secured Loan").  Repayment will be
                                                           interest). Note         made by the security shares; any amount by which
                                                           amount $4,417,588.      the loan amount due exceeds the value of the
                                                                                   shares (the "Raymond Debt Forgiveness") will be
                                                                                   forgiven.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Anne Raymond                  Amount of tax           Commitment to make loan at time Raymond Secured
Hospitality Partnership,                                   liability arising       Loan is due to pay any tax liabilities resulting
L.P.                                                       from the Raymond        from the Raymond Debt Forgiveness.
                                                           Debt Forgiveness
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             James Carreker                $  5,769,861            Loan (due July 2002, 6% interest per annum)
Hospitality Partnership,                                   (as of 12/31/98)        secured by shares in Wyndham International, Inc.
L.P.                                                       (includes               (the "Carreker Secured Loan").  Repayment will
                                                           interest). Note         be made by the security shares; any amount by
                                                           amount $4,904,573.      which the loan amount due exceeds the value of
                                                                                   the shares (the "Carreker Debt Forgiveness")
                                                                                   will be forgiven.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Investing Party              Borrower/Receiving Party      Amount Outstanding                Additional Information
-----------------------------------------------------------------------------------------------------------------------------------
Employee Loans/Investments
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             James Carreker                Amount of tax           Commitment to make loan at time Carreker Secured
Hospitality Partnership,                                   liability arising       Loan is due to pay any tax liabilities resulting
L.P.                                                       from the Carreker       from the Carreker Debt Forgiveness.
                                                           Debt Forgiveness
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             James Carreker                $    696,214            Note (related to 12/97 salary advance); matures
Hospitality Partnership,                                   (as of 12/31/98)        July 2003 (interest at Company's revolver rate)
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Leslie Bentley                $  2,123,607            Loan (due April 2002, 6% interest per annum)
Hospitality Partnership,                                   (as of 12/31/98)        secured by shares in Wyndham International, Inc.
L.P.                                                       (includes               (the "Bentley Secured Loan").  Repayment will be
                                                           interest). Note         made by the security shares; any amount by which
                                                           amount $1,805,133.      the loan amount due exceeds the value of the
                                                                                   shares (the "Bentley Debt Forgiveness") will be
                                                                                   forgiven.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Leslie Bentley                Amount of tax           Commitment to make loan at time Bentley Secured
Hospitality Partnership,                                   liability arising       Loan is due to pay any tax liabilities resulting
L.P.                                                       from the Bentley        from the Bentley Debt Forgiveness.
                                                           Debt Forgiveness
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Stanley M. Koonce, Jr.        $  2,163,455            Loan (due April 2002, 6% interest per annum)
Hospitality Partnership,                                   (as of 12/31/98)        secured by shares in Wyndham International, Inc.
L.P.                                                       (includes               (the "Koonce Secured Loan").  Repayment will be
                                                           interest). Note         made by the security shares; any amount by which
                                                           amount $1,839,006.      the loan amount due exceeds the value of the
                                                                                   shares (the "Koonce Debt Forgiveness") will be
                                                                                   forgiven.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Investing Party              Borrower/Receiving Party      Amount Outstanding                Additional Information
-----------------------------------------------------------------------------------------------------------------------------------
Employee Loans/Investments
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Stanley M. Koonce, Jr.        Amount of tax           Commitment to make loan at time Koonce Secured
Hospitality Partnership,                                   liability arising       Loan is due to pay any tax liabilities resulting
L.P.                                                       from the Koonce         from the Koonce Debt Forgiveness.
                                                           Debt Forgiveness
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Management Company   Leslie Bentley                $    430,000            Note; matures April 2002 (7% interest per annum)
                                                           (as of 5/31/99)
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Management Company   Dave Johnson                  $    200,000            Note (related to margin call response); matures
                                                           (as of 5/31/99)         April 2002 (7% interest per annum)
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation       Leslie Ng                     $     63,133            Note (related to taxes on vested restricted
                                                           (as of 5/31/99)         stock); matures March 2000 (8% interest per
                                                                                   annum)
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation       Terry Hunzicker               $     37,880            Note (related to taxes on vested restricted
                                                           (as of 5/31/99)         stock); matures March 2000 (8% interest per
                                                                                   annum)
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation       Diane Golden                  $      8,820            Note (related to taxes on vested restricted
                                                           (as of 5/31/99)         stock); matures March 2000 (8% interest per
                                                                                   annum)
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation       Deborah Gray                  $      6,113            Note (related to taxes on vested restricted
                                                           (as of 5/31/99)         stock); matures March 2000 (8% interest per
                                                                                   annum)
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International, Inc.  Chief Operating Officer of    $  1,500,000            Present commitment; loan to be made in the
                             Wyndham                                               future.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International, Inc.  David Lee                     $      8,696            Note related to taxes on vested restricted stock.
                                                           (as of 5/31/99)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Investing Party              Borrower/Receiving Party      Amount Outstanding                Additional Information
-----------------------------------------------------------------------------------------------------------------------------------
Employee Loans/Investments
-----------------------------------------------------------------------------------------------------------------------------------
     Debt Receivables
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             NorthCoast Hotels, LLC          $  2,000,000         Secured by pledge of equity interests in entity
Hospitality Partnership,                                     (as of 6/25/99)      owning WestCoast Roosevelt, Gateway and
L.P.                                                                              Wenatchee hotels. Interest: 8.5% per annum.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Altamont Properties, LLC        $  6,250,000         Transaction has not closed and has not been
Hospitality Partnership,                                                          booked. Is in escrow pending sale of property.
L.P.                                                                              Secured by leasehold mortgage on WestCoast Long
                                                                                  Beach Hotel.  Interest: 10.5% per annum.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Management           WHC-LG Hotel Partners, L.P.     $  1,993,887         Secured by pledge of equity interests in WHC-LG.
Corporation                                                  (as of 6/25/99)      Interest: 9.0% per annum.
                                                             (includes interest)
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Bluewater Palmas Ltd.           $  5,165,300         Secured by Mortgage and Pledge Agreement on
Hospitality, Inc.                                            (as of 6/25/99)      Palmas del Mar.  Interest: 10.0% per annum.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Management           Dublin Inn, Ltd.                $  2,619,127         Secured by pledge of partnership interests in
Corporation                                                  (as of 6/25/99)      Wyndham Dublin (Columbus), OH.  Interest: 13.5%
                                                             (includes            per annum.
                                                             interest)
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Management           San Juan Associates, L.P., S.E. $2,095,987 and       Secured by pledge of partnership interests in
Corporation                                                  $    473,450         Old San Juan Hotel. Two loans - for San Juan
                                                             (as of 6/25/99)      construction and San Juan operations.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             John L. Hopkins III and Robert     $  2,150,000            Wyndham Garden -Richmond Airport
Hospitality, Inc.            N. Prager                          (as of  6/25/99)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Investing Party              Borrower/Receiving Party        Amount Outstanding                Additional Information
-----------------------------------------------------------------------------------------------------------------------------------
Employee Loans/Investments
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Management           Aruba Hotel Enterprises N.V.       $  1,941,815            Wyndham-Aruba Beach Resort & Casino
Corporation                  Alfonso Riveroll Estrada, Pres.    (as of 6/25/99)
-----------------------------------------------------------------------------------------------------------------------------------
     Intercompany Loans
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Boulders Carefree Sewer            $    487,850            The Boulders - Grand Bay
Hospitality Partnership,     Corporation                        (as of 5/31/99)
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             City Centre Partnership, L.P.      Approximately           Wyndham City Center
Hospitality Partnership,                                        $ 25,699,997
L.P.                                                            (as of 6/30/99)
                                                                (includes
                                                                interest)
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             PAH-GP Allen Partners              $ 35,819,456            Doubletree - Allen Center
Hospitality Partnership,                                        (as of 6/30/99)
L.P.                                                            (includes interest)
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             PAH Ravinia, Inc.                  41,220,562              Crowne Plaza - Ravinia
Hospitality Partnership,                                        (as of 5/31/99)
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             PAH Windwatch LLC                  31,343,070              Wyndham - Windwatch
Hospitality Partnership,                                        (as of 5/31/99)
L.P.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Investing Party              Borrower/Receiving Party        Amount Outstanding                Additional Information
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             PAH Leasing LLC                    9,000,000               Carefree Resorts
Hospitality Partnership,                                        (as of 5/31/99)
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Dublin Inn Ltd.                    $  1,278,260            Wyndham Garden - Dublin
Hospitality Partnership,                                        (as of 5/31/99)
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International, Inc.  Patriot American Hospitality,      $119,250,000            Interstate Acquisition
                             Inc.                               (as of 5/31/99)
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American Hospitality       $ 24,179,761            Patriot/Wyndham Merger
Operating Partnership,       Partnership, L.P.                  (as of 6/30/99)
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American Hospitality       $  4,057,323            Subscription Note issued by paired share
Operating Partnership,       Partnership, L.P.                  (as of 6/25/99)         company to other paired share company which
L.P.                                                                                    did not receive assets in the Summerfield
                                                                                        transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American Hospitality       $  1,758,555            Subscription Note issued by paired share
Operating Partnership,       Partnership, L.P.                  (as of 6/25/99)         company to other paired share company which
L.P.                                                                                    did not receive assets in the Summerfield
                                                                                        transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International, Inc.  Patriot American Hospitality,    $ 34,591,050         Subscription Note issued by paired share company
                             Inc.                             (as of 6/25/99)      to other paired share company which did not
                                                                                   receive assets in the Interstate transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American Hospitality     $  9,086,559         Subscription Note issued by paired share company
Operating Partnership,       Partnership, L.P.                (as of 6/25/99)      to other paired share company which did not
L.P.                                                                               receive assets in the CF Asset transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Investing Party              Borrower/Receiving Party        Amount Outstanding                Additional Information
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American Hospitality     $ 21,448,837         Subscription Note issued by paired share company
Operating Partnership,       Partnership, L.P.                (as of 6/25/99)      to other paired share company which did not
L.P.                                                                               receive assets in the Wyndham transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Wyndham International            $  2,465,909         Subscription Note issued by paired share company
Hospitality Partnership,     Operating Partnership, L.P.      (as of 6/25/99)      to other paired share company which did not
L.P.                                                                               receive assets in the Kaufman transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American Hospitality     $  4,564,980         Subscription Note issued by paired share company
Operating Partnership,       Partnership, L.P.                (as of 6/25/99)      to other paired share company which did not
L.P.                                                                               receive assets in the UBS transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American Hospitality     $  6,091,313         Subscription Note issued by paired share company
Operating Partnership,       Partnership, L.P.                (as of 6/25/99)      to other paired share company which did not
L.P.                                                                               receive assets in the Nations transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American Hospitality     $  6,955,397         Subscription Note issued by paired share company
Operating Partnership,       Partnership, L.P.                (as of 6/25/99)      to other paired share company which did not
L.P.                                                                               receive assets in the PaineWebber transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International,       Patriot American Hospitality     $    258,572         Subscription Note issued by paired share company
Inc.                         Partnership, L.P.                (as of 6/25/99)      to other paired share company which did not
                                                                                   receive assets in the PAH LP transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International, Inc.  Wyndham International            $     37,310         Subscription Note issued by paired share company
                             Operating Partnership, L.P.      (as of 6/25/99)      to other paired share company which did not
                                                                                   receive assets in the WI transaction.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Wyndham International, Inc.      $133,669,014         Subscription Note issued by paired share company
Hospitality Partnership,                                      (as of 6/25/99)      to other paired share company which did not
L.P.                                                                               receive assets in the WHG transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Investing Party              Borrower/Receiving Party        Amount Outstanding                Additional Information
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        Other Investments
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International, Inc.  Playhouse Square Hotel Limited   No advances made     Pursuant to Management Agreement, guaranty of
                             Partnership (whose owners        as of 3/29/99        obligations of Playhouse Square Hotel Limited
                             include the Crow Family                               Partnership: up to $600,000 per year to the
                             Members and Wyndham Senior                            extent the Hotel Partnership experiences
                             Executive Officers)                                   operating deficits, with maximum required
                                                                                   advances of $2.3 million over the term of the
                                                                                   guarantee extending from 1995 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International, Inc.  Owners of the Wyndham LAX        $4,237,000 had       In connection with the Los Angeles Airport
                                                              been funded as of    Wyndham, the obligation to fund the unadvanced
                                                              12/31/98             portion of a $4,560,000 promissory note.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             ISIS 2000                        Aggregate            Ownership interests in connection with the
Hospitality Partnership,                                      exercise price of    exercise (on May 7, 1999) of options to purchase
L.P.                                                          $3,073,000           ownership interests in ISIS 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             Anatole Hotel Investors, L.P.    $10,000,000, plus    Unsecured construction loan agreement (1997).
Hospitality, Inc.                                             $197,267 accrued
                                                              interest
                                                              (as of 6/30/99)
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham/Patriot              Gencom/Travis                    Stock/OP             Investment in Gencom Interests, Inc., Travis
                                                              Units/Cash           Real Estate Group Joint Venture and/or related
                                                                                   entities as described on Schedule V.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham International,       Various Subsidiaries and Joint   N/A                  See Schedule V list of Equity Ownership Interests
Inc. and its Subsidiaries    Ventures
------------------------------------------------------------------------------------------------------------------------------------

                                Schedule XIII
                    Existing Restrictions on Subsidiaries



                                    None.

                                                                       EXHIBIT A

                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE


        Reference is made to the Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "IRL Agreement"), among Wyndham International, Inc., a Delaware corporation (the "Borrower"), the Lenders party hereto from time to time, Chase Securities Inc. ("CSI"), as Lead Arranger and Book Manager, Bear Stearns Corporate Lending Inc., as Co-Arranger and Syndication Agent, Bankers Trust Company, as Syndication Agent and The Chase Manhattan Bank ("Chase"), as Administrative Agent. Unless otherwise defined herein, terms defined in the IRL Agreement and used herein shall have the meanings given to them in the IRL Agreement.

        The Assignor identified on Schedule 1 hereto (the "Assignor") and the Assignee identified on Schedule I hereto (the "Assignee") agree as follows:

        1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the IRL Agreement with respect to the credit facility contained in the IRL Agreement (the "Assigned Facility"), in a principal amount as set forth on
Schedule 1 hereto.

        2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the IRL Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the IRL Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the IRL Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

        3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the IRL Agreement, together with copies of the financial statements delivered pursuant to Section 3.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, the Syndication Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the IRL Agreement, the other Loan Documents or any other instrument or document

                                                                       Exhibit A
                                                                          Page 2

furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the IRL Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the IRL Agreement and will perform in accordance with its terms all the obligations which by the terms of the IRL Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.14(e) of the IRL Agreement.

        4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule I hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the IRL Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

        5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

        6. From and after the Effective Date, (a) the Assignee shall be a party to the IRL Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the IRL Agreement.

        7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                                                                       Exhibit A
                                                                          Page 3

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                                                       Exhibit A
                                                                          Page 4


                                  Schedule I
                         to Assignment and Acceptance


Name of Assignor:

Name of Assignee:

Effective Date of Assignment:


     Credit               Principal
Facility Assigned      Amount Assigned       Commitment Percentage Assigned
-----------------      ---------------       ------------------------------




[ASSIGNEE]                             [ASSIGNOR]



By:                                    By:
   ----------------------------           ----------------------------
   Title:                                 Title:

                                                                       Exhibit A
                                                                          Page 5


Consented to as of _____ ___, ___:

THE CHASE MANHATTAN BANK, AS
ADMINISTRATIVE AGENT


By:
   -------------------------
Title:

WYNDHAM INTERNATIONAL, INC.



By:
   -------------------------
Title:                      /+/

-----------------
/+/ The consent of the Borrower and Administrative Agent are required for assignments pursuant to Section 9.04 of the IRL Agreement except in the case of an assignment to a Lender, an Affiliate of a Lender or a Related Fund of a Lender

                                                                       EXHIBIT B

                        FORM OF COMPLIANCE CERTIFICATE

                          Wyndham International, Inc.
                            1950 Stenirnons Freeway
                                  Suite 6001
                              Dallas, Texas 75207

______ ___,____


The Chase Manhattan Bank,
  as Administrative Agent
  for the Lenders party
  to the IRL Agreement referred to below
270 Park Avenue
New York. New York 10017

Attention: Alan Breindal

Re:   COMPLIANCE CERTIFICATE
----------------------------

        This COMPLIANCE CERTIFICATE is delivered pursuant to Sections 5.02(b) and 5.02(f) of the Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999 (the "IRL Agreement"), among Wyndham International, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto from time to time, Chase Securities Inc. ("CSI"), as Lead Arranger and Book Manager, Bear Stearns Corporate Lending Inc., as Co-Arranger and Syndication Agent, Bankers Trust Company, as Syndication Agent and The Chase Manhattan Bank ("Chase"), as Administrative Agent. Capitalized terms not defined herein shall have the same meanings ascribed thereto in the IRL Agreement.

        1. The individual executing this Certificate is a duly qualified Responsible Officer of the Borrower and is executing this Certificate on behalf of the Borrower.

        2.      The undersigned has reviewed the terms of the IRL Agreement and has made a review of the transactions, financial condition and other affairs of the Borrower, its Subsidiaries and Joint Ventures as of, and during the
Fiscal Quarter ending [             ] and the undersigned has no knowledge of
the existence, as of the date hereof, of any condition or event which (i) renders untrue or incorrect any of the covenants and, in all material respects, the representations and warranties, contained in Articles III, V and VI of the IRL Agreement (it being understood and agreed that any covenant, representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date) or (ii) constitutes a Default or Event of Default.

                                                                       EXHIBIT B
                                                                          Page 2

        3. Schedule I attached hereto accurately and completely sets forth the financial data, computations and other matters required to establish compliance with the following Sections of the IRL Agreement:

        (a)     Section 6.01(a)  -  Total Leverage Ratio;

        (b)     Section 6.01(b)  -  Senior Secured Leverage Ratio;

        (c)     Section 6.01(c)  -  Interest Coverage.

        5. Schedule II attached hereto is a list of each new Subsidiary of any Loan Party acquired or created by any Loan Party during the period covered by this Certificate.

        6. Schedule III attached hereto is a list (i) identifying all Asset Dispositions, Reinvestment Events and the proceeds thereof made during the period covered by this Certificate and (ii) all Asset Dispositions and Reinvestment Events made prior to the period covered by this Certificate (except as previously disclosed as required by the IRL Agreement) updated to reflect the status of the proceeds thereof, including whether such proceeds were reinvested or otherwise used as required under the IRL Agreement.

        7. Schedule IV attached hereto is a list of any Hotel that is owned by the Borrower, its Subsidiaries or Joint Ventures that is being or has been newly constructed, or substantially refurbished or rebuilt and is being designated by the Borrower as a New Hotel.

        8. The covenants, and in all material respects the representations and warranties, contained in Articles III, V and VI of the IRL Agreement and in each of the other Loan Documents are true and correct as though made on and as of such date (it being understood and agreed that any covenant, representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

        9.      No Default or Event of Default has occurred and is continuing.

        The Lenders and the Administrative Agent and their respective successors and assigns may rely on the truth and accuracy of the foregoing in connection with the extensions of credit to the Borrowers pursuant to the IRL Agreement.

                           *       *       *

                                                                       EXHIBIT B
                                                                          Page 3

        IN WITNESS WHEREOF, the Borrowers have caused this Compliance Certificate to be duly executed by their duly authorized Chief Financial Officer on this ___ day of _____, _____.

                                        Wyndham International, Inc.

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT B
                                                                          Page 4

6.01(a) Total Leverage Ratio
Total Indebtedness as of __/__/____     __________


Total Adjusted EBITDA (Pro Forma)
Four Fiscal Quarters ended __/___/____  __________

Ratio                                                   ____________
(note to exceed 6.5:1.0 until 12/31/00;
6.25:1.00 from 1/01/01 until 12/31/01;
6.00:1.00 from 1/01/02 until 12/31/03;
5.75:1.00 thereafter)



6.01(b) Senior Secured Leverage Ratio


Total Indebtedness secured by a Lien
on any asset of the Borrower,
its Subsidiaries or Joint Ventures
as of __/___/____                       ___________

Total Adjusted EBITDA (Pro Forma)
Four Fiscal Quarters ended __/___/___   ___________

Ratio                                                   ____________
(not to exceed 5.95:1.00 until 12/31/00;
5.75:1.00 from 1/01/01 until 12/31/01;
5.50:1.00 from 1/01/02 until 12/31/02;
5.25:1.00 from 1/01/03 until 12/31/03;
5.00 to 1.00 from 1/01/04 until 12/31/04;
4.75 to 1.00 thereafter)

                                                                       EXHIBIT B
                                                                          Page 5

6.01(c) Interest Coverage

Total Adjusted EBITDA
Four Fiscal Quarters ended __/___/____          ___________

Total Cash Interest Expense
Four Fiscal Quarters ended __/___/____          ___________

Ratio                                                           __________
(not less than 2.00:1.00 prior to 12/31/01;
2.10:1.00 prior to 12/31/02;
2.2:1.0 thereafter)

                                                                       EXHIBIT C
                                                         [Conformed as Executed]


================================================================================

                                     CHASE

                       GUARANTY AND COLLATERAL AGREEMENT

                                  dated as of

                                 JUNE 30, 1999

                                     among

                         WYNDHAM INTERNATIONAL, INC.,

                            CERTAIN SUBSIDIARIES OF

                          WYNDHAM INTERNATIONAL, INC.

                                      and

                           THE CHASE MANHATTAN BANK,

                              as Collateral Agent


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                     Page
                                                                                     ----
SECTION 1.  DEFINED TERMS..........................................................     2
     1.1.  Definitions.............................................................     2

SECTION 2.  GUARANTY...............................................................     7
     2.1.  Guaranty................................................................     7
     2.2.  Guaranty Absolute and Unconditional.....................................     8
     2.3.  Guaranty Exclusive and Independent......................................     8
     2.4.  Notice..................................................................     9
     2.5.  Amendments etc. with respect to Guaranteed Obligations..................     9
     2.6.  Invalidity, Irregularity or Unenforceability of Guaranteed Obligations..    10
     2.7.  Rights and Remedies Cumulative..........................................    10
     2.8.  Subordination of Indebtedness...........................................    11
     2.9.  Waiver..................................................................    11
     2.10.  Representations, Warranties and Covenants..............................    12
     2.11.  Right of Set Off.......................................................    13
     2.12.  Repayment or Recovery..................................................    13
     2.13.  Payments by any Guarantor..............................................    14
     2.14.  Right of Contribution..................................................    14
     2.15.  Designation of Additional Debt.........................................    15
     2.16.  Designation of Other Debt..............................................    15

SECTION 3.  PLEDGE OF SECURITY INTEREST, ETC.......................................    15
     3.1.  Security for Obligations................................................    15
     3.2.  Pledge..................................................................    17
     3.3.  Procedures..............................................................    20
     3.4.  Subsequently Acquired Collateral........................................    21
     3.5.  Transfer Taxes..........................................................    22
     3.6.  Certain Representations and Warranties Regarding the Collateral.........    22
     3.7.  Appointment of Sub-Agents; Endorsements, etc............................    22
     3.8.  Voting, etc., While No Event of Default.................................    22
     3.9.  Dividends and Distributions.............................................    23
     3.10.  Remedies in Case of an Event of Default................................    23
     3.11.  Remedies, etc., Cumulative.............................................    24
     3.12.  Application of Proceeds................................................    25
     3.13.  Purchasers of Collateral...............................................    27
     3.14.  Indemnity..............................................................    27
     3.15.  Collateral Agent Not Bound.............................................    28
     3.16.  Further Assurances; Power-of-Attorney..................................    28

                                     (i)

                                                                                     Page
                                                                                     ----
     3.17.  The Collateral Agent as Collateral Agent...............................    29
     3.18.  Transfer by the Pledgors...............................................    29
     3.19.  Representations, Warranties and Covenants of the Pledgors..............    29
     3.20.  Chief Executive Office; Records........................................    31
     3.21.  Pledgors' Obligations Absolute, etc....................................    31
     3.22.  Registration, etc......................................................    32

SECTION 4.  MISCELLANEOUS..........................................................    33
     4.1.  Notices, etc............................................................    33
     4.2.  Waiver; Credit Facility Amendment.......................................    34
     4.3.  Assignment..............................................................    34
     4.4.  Section Headings........................................................    34
     4.5.  Counterparts............................................................    35
     4.6.  Severability............................................................    35
     4.7.  Recourse................................................................    35
     4.8.  Additional Guarantors and Pledgors......................................    35
     4.9.  Termination; Release....................................................    35
     4.10.  GOVERNING LAW..........................................................    36
     4.11.  WAIVER OF JURY TRIAL...................................................    37


SCHEDULE I    The Collateral Agent

ANNEX A  -  List of Subsidiaries and Joint Ventures and Pledgors and Interests
            Pledged and not Pledged
ANNEX B  -  List of Notes
ANNEX C  -  List of Chief Executive Offices
ANNEX D  -  Form of Agreement Regarding Uncertificated Securities, Limited
            Liability Company Interests and Partnership Interests
ANNEX E  -  Form of Agreement Supplement

                                     (ii)

                       GUARANTY AND COLLATERAL AGREEMENT

          GUARANTY AND COLLATERAL AGREEMENT, dated as of June 30, 1999, (as amended, modified or supplemented from time to time, this "Agreement"), made by
                                                           ---------
each of the undersigned (each a "Credit Party" and, together with any other
                                 ------------
entity that becomes a Credit Party hereto as provided herein, the "Credit
                                                                   ------
Parties") in favor of THE CHASE MANHATTAN BANK, as Collateral Agent (including
-------
any successor collateral agent, the "Collateral Agent"), for the benefit of the
                                     ----------------
Secured Creditors (as defined below).

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, Wyndham International, Inc. (the "Borrower"), the Lenders
                                                     --------
Party thereto from time to time (the "Credit Facility Lenders"), Chase
                                      -----------------------
Securities Inc. ("CSI"), as Lead Arranger and Book Manager (the "Lead
                  ---                                            ----
Arranger"), NationsBank, N.A., and Bankers Trust Company, as Syndication Agents (each as "Syndication Agent," together the "Syndication Agents"), Credit Lyonnais New York Branch, as Documentation Agent and Bear Stearns Corporate Lending Inc., as Co-Documentation Agent (each a "Documentation Agent," together the "Documentation Agents") and The Chase Manhattan Bank ("Chase"), as
                                                           -----
Administrative Agent (the Administrative Agent, together with the Credit Facility Lenders, the Lead Arranger and the Collateral Agent, the "Credit
                                                                   ------
Facility Creditors") have entered into a Credit Agreement, dated as of June 30,
------------------
1999 (as amended, modified or supplemented from time to time, the "Credit
                                                                   ------
Agreement") providing for the making of Loans to the Borrower and the issuance
---------
of, and participation in, Letters of Credit for the account of the Borrower as contemplated therein;

          WHEREAS, the Borrower, the Lenders Party thereto from time to time (the "IRL Lenders"), CSI as Lead Arranger and Book Manager (the "IRL Lead
      -----------                                                --------
Arranger"), Bear, Stearns & Co., Inc. ("BSC"), as Co-Arranger and Syndication
--------                                ---
Agent (the "IRL Co-Arranger"), Bankers Trust Company, as Syndication Agent (the
            ---------------
"IRL Syndication Agent") and Chase, as the Administrative Agent (the "IRL
                                                                      ---
Administrative Agent," and together with the IRL Lenders, the IRL Lead Arranger
--------------------
and the IRL Co-Arranger, the "IRL Creditors," and, the IRL Creditors, together
                              -------------
with the Credit Facility Creditors, the "Lender Creditors") have entered into an
                                         ----------------
Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999 (as amended, modified or supplemented from time to time, the "IRL Agreement"),
                                                          -------------
providing for the making of Increasing Rate Term Loans to the Borrower;

          WHEREAS, the Borrower from time to time, as permitted under the Credit Agreement may enter into one or more agreements ("Additional Debt Agreements")
                                                  --------------------------
with one or more lenders to incur indebtedness in an amount not to exceed $360,000,000 (the "Additional Debt Creditors");
                   -------------------------

          WHEREAS, the Borrower may from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Credit Facility Lenders, IRL Lenders or any affiliate thereof (each such Credit Facility Lender, IRL Lender or affiliate, even if the respective Lender or IRL Lender subsequently ceases to be a Credit Facility

Lender under the Credit Agreement or and IRL Lender under the IRL Agreement for any reason, together with such Credit Facility Lenders, IRL Lenders, or their affiliate's successors and assigns, if any, collectively, the "Other Creditors,"
                                                               ---------------
and together with the Lender Creditors and the Additional Debt Creditors, the "Secured Creditors");
 -----------------

          WHEREAS, each Guarantor (i) guaranties the obligations of the Borrower under the Credit Agreement and the IRL Agreement pursuant to Section 2 of this Agreement and (ii) may guaranty the obligations of the Borrower pursuant to Additional Debt Agreements, Interest Rate Protection Agreements and/or Other Hedging Agreements upon the execution and delivery to the Collateral Agent of an Additional Debt Designation or Other Debt Designation, as the case may be, appropriately completed and countersigned by the Borrower and each Guarantor;

          WHEREAS, it is a condition precedent to (i) the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and the making of Increasing Rate Term Loans under the IRL Agreement that the Credit Parties shall have executed and delivered this Agreement and (ii) to the extensions of credit under the Additional Debt Agreements, Interest Rate Protection Agreements or Other Hedging Agreements that the Borrower, and to the extent a Guarantor or Pledgor with respect to such obligations and each other Credit Party shall have executed and delivered this Agreement;

          NOW, THEREFORE, in consideration of the foregoing and to induce the Credit Facility Creditors to enter into the Credit Agreement, the IRL Creditors to enter into the IRL Agreement, the Additional Debt Creditors to enter into Additional Debt Agreements and the Other Creditors to enter into Interest Rate Protection Agreements and/or Other Hedging Agreements, each Credit Party hereby covenants and agrees with the Collateral Agent, for the benefit of the Secured Creditors, as follows:

          SECTION 1.  DEFINED TERMS
                      -------------

          1.1.  Definitions.  (a)  Unless otherwise defined herein, all
                -----------
capitalized terms used herein and defined in the Credit Agreement or the IRL Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

          (b) The following capitalized terms used herein shall have the definitions specified below:

          "Additional Debt Agreements"  has the meaning set forth in the
           --------------------------
Recitals hereto.

          "Additional Debt Creditors" has the meaning set forth in the Recitals
           -------------------------
hereto.

          "Additional Debt Designation" has the meaning set forth in Section
           ---------------------------
2.16 hereof.

          "Additional Debt Documents" shall have the meaning provided in Section
           -------------------------
2.1 hereof.

          "Additional Debt Obligations" has the meaning set forth in Section
           ---------------------------
3.1(c) hereof.

          "Adjusted Net Worth" has the meaning set forth in Section 2.15 hereof.
           ------------------

          "Administrative Agent" has the meaning set forth in the Recitals
           --------------------
hereto.

          "Adverse Claim" has the meaning given such term in Section 8-102(a)(1)
           -------------
of the UCC.

          "Aggregate Deficit Amount" has the meaning set forth in Section 2.15
           ------------------------
hereof.

          "Aggregate Excess Amount"  has the meaning set forth in Section 2.15
           -----------------------
hereof.

          "Agreement" has the meaning set forth in the first paragraph hereof.
           ---------

          "Agreement Supplement" means an Agreement Supplement in the form of
           --------------------
Annex E hereto, appropriately completed.

          "Certificated Security" has the meaning given such term in Section 8-
           ---------------------
102(a)(4) of the UCC.

          "Class" has the meaning set forth in Section 4.2 hereof.
           -----

          "Clearing Corporation" has the meaning given such term in Section 8-
           --------------------
102(a)(5) of the UCC.

          "Collateral" has the meaning set forth in Section 3.2 hereof.
           ----------

          "Collateral Accounts" means any and all accounts established and
           -------------------
maintained by the Collateral Agent in the name of any Credit Party to which Collateral may be credited.

          "Collateral Agent" has the meaning set forth in the first paragraph
           ----------------
hereof.

          "Contribution Percentage" has the meaning set forth in Section 2.15
           -----------------------
hereof.

          "Control" has the meaning given such term in Section 8-106 of the UCC.
           -------

          "Credit Agreement" has the meaning set forth in the Recitals hereto.
           ----------------

          "Credit Facility Creditors" has the meaning set forth in the Recitals
           -------------------------
hereto.

          "Credit Facility Lenders" has the meaning set forth in the Recitals
           -----------------------
hereto.

          "Credit Facility Obligations" has the meaning set forth in 3.1(a) of
           ---------------------------
this Agreement.

          "Credit Party" has the meaning set forth in the first paragraph
           ------------
hereof.

          "Event of Default" shall mean any "Event of Default" as defined in the
           ----------------
Credit Agreement and the IRL Agreement and any payment default under other Guaranteed Documents, and shall include in any event any payment default on the Obligations, all after giving effect to any applicable notice and cure period.

          "Financial Asset" has the meaning given such term in Section 8-
           ---------------
102(a)(9) of the UCC.

          "Foreign Company" has the meaning provided in Section 3.2 hereof.
           ---------------

          "Guaranteed Additional Debt Obligations" has the meaning provided in
           --------------------------------------
Section 2.1.

          "Guaranteed Credit Facility Obligations" has the meaning provided in
           --------------------------------------
Section 2.1 hereof.

          "Guaranteed Documents" has the meaning set forth in Section 2.1
           --------------------
hereof.

          "Guaranteed IRL Obligations" has the meaning set forth in Section 2.1
           --------------------------
hereof.

          "Guaranteed Obligations" has the meaning set forth in Section 2.1
           ----------------------
hereof.

          "Guaranteed Other Debt Obligations" has the meaning provided in
           ---------------------------------
Section 2.1 hereof.

          "Guaranteed Parties" means (i) the Lender Creditors and (ii) to the
           ------------------
extent an Agreement Supplement is delivered to the Administrative Agent entitling such Secured Creditors to the benefit of the guaranty set forth herein, any Additional Debt Creditors and/or Other Creditors.

          "Guarantor" means the collective reference to each Credit Party, other
           ---------
than the Borrower (including any such Credit Party which executes and delivers an Agreement Supplement).

          "Guaranty" shall mean the obligations of the Guarantors under Section
           --------
2 hereof.

          "Indemnitees" has the meaning set forth in Section 3.14 hereof.
           -----------

          "Instrument" has the meaning given such term in Section 9-105(1)(i) of
           ----------
the UCC.

          "Investment Property" has the meaning given such term in Section 9-
           -------------------
115(f) of the UCC.

          "IRL Administrative Agent" has the meaning set forth in the Recitals
           ------------------------
hereto.

          "IRL Agreement" has the meaning provided in the Recitals hereto.
           -------------

          "IRL Co-Arranger" has the meaning set forth in the Recitals hereto.
           ---------------

          "IRL Creditors" has the meaning set forth in Recitals hereto.
           -------------

          "IRL Loan Documents" shall have the meaning provided in Section 2.1
           ------------------
hereof.

          "IRL Lead Arranger" has the meaning set forth in the Recitals hereto.
           -----------------

          "IRL Lenders" has the meaning set forth in the Recitals hereto.
           -----------

          "IRL Obligations" has the meaning set forth in Section 3.1(b) hereof.
           ---------------

          "IRL Syndication Agent" has the meaning set forth in the Recitals
           ----------------------------------------------------------------
hereto.
-------

          "Lead Arranger" has the meaning set forth in the Recitals hereto.
           -------------

          "Lender Creditors" has the meaning set forth in the Recitals hereto.
           ----------------

          "Limited Liability Company Assets" means all assets, whether tangible
           --------------------------------
or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

          "Limited Liability Company Interests" means the entire limited
           -----------------------------------
liability company membership interest at any time owned by any Pledgor in any limited liability company that is a Subsidiary or Joint Venture of such Pledgor (excluding Limited Liability Company Interests indicated on Annex A as not being pledged, or otherwise determined by the Administrative Agent in its reasonable discretion under Section 5.10(b) of the Credit Agreement, as not required to be pledged).

          "Net Worth" has the meaning set forth in Section 2.16 hereof.
           ---------

          "Non-Voting Stock" means all capital stock which is not Voting Stock.
           ----------------

          "Notes" means all intercompany promissory Notes at any time issued to
           -----
any Pledgor.

          "Obligations" has the meaning provided in Section 3.1 hereof.
           -----------

          "Other Creditors" has the meaning provided in the Recitals hereto.
           ---------------

          "Other Debt Documents" has the meaning set forth in Section 2.1
           --------------------
hereto.

          "Other Debt Designation" has the meaning set forth in section 2.17
           ----------------------
hereof.

          "Other Debt Obligations" has the meaning set forth in Section 3.1(d)
           ----------------------
hereof.

          "Partnership Assets" means all assets, whether tangible or intangible
           ------------------
and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

          "Partnership Interest" means the entire general partnership interest
           --------------------
or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership that is a Subsidiary or Joint Venture of such Pledgor (excluding Partnership Interests indicated on Annex A as not being pledged, or otherwise determined by the Administrative Agent in its reasonable discretion under Section 5.10(b) of the Credit Agreement, as not required to be pledged).

          "Pledged Equity Ownership Interest" means all Equity Ownership
           ---------------------------------
Interests (including Limited Liability Company Interests, Partnership Interests, Notes and Stock) pledged or required to be pledged hereunder.

          "Pledged Notes" means all Notes at any time pledged or required to be
           -------------
pledged hereunder.

          "Pledgor" means each Credit Party in its capacity as a Pledgor under
           -------
Section 3 of this Agreement (excluding Guarantors indicated on Annex A, or otherwise determined by the Administrative Agent in its reasonable discretion under Section 5.10(b) of the Credit Agreement, as not required to be Pledgors hereunder).

          "Primary Obligations" has the meaning set forth in Section 3.12(b)
           -------------------
hereof.

          "Pro Rata Share" has the meaning set forth in Section 3.12(b) hereof.
           --------------

          "Proceeds" has the meaning given such term in Section 9-306(l) of the
           --------
UCC.

          "Relevant Payment" has the meaning set forth in Section 2.15 hereof.
           ----------------

          "Representative" has the meaning set forth in Section 3.12(e) hereof.
           --------------

          "Required IRL Lenders" has the meaning set forth in Section 4.2
           --------------------
hereof.

          "Requisite Creditors" shall have the meaning provided in Section 4.2
           -------------------
hereof.

          "Required Secured Creditors" means (i) Required Lenders (under the
           --------------------------
Credit Agreement) at all times prior to the date on which all Credit Facility Obligations have been paid in full, (ii) the Required IRL Lenders at all times after the date in clause (i) applies and prior to the date on which all IRL Obligations have been paid in full and (iii) at any time thereafter the holders of at least a majority of Additional Debt Obligations and Other Debt Obligations.

          "Secondary Obligations" has the meaning set forth in Section 3.12(b)
           ---------------------
hereof.

          "Secured Creditors" has the meaning set forth in the Recitals hereto.
           -----------------

          "Securities Account" has the meaning given such term in Section 8-
           ------------------
501(a) of the UCC.

          "Securities Act" means the Securities Act of 1933, as amended, as in
           --------------
effect from time to time.

          "Security" and "Securities" has the meaning given such term in Section
           --------       ----------
8-102(a)(15) of the UCC and shall in any event include all Stock and Notes (to the extent same constitutes "Securities" under Section 8-102(a)(15)).

          "Security Entitlement" has the meaning given such term in Section 8-
           --------------------
102(a)(17) of the UCC.

          "Stock" means all of the issued and outstanding shares of capital
           -----
stock at any time owned by any Pledgor of any Foreign Corporation that is a Subsidiary or Joint Venture of such Pledgor (excluding stock indicated on Annex A as not being pledged, or otherwise determined by the Administrative Agent in its reasonable discretion under Section 5.10(b) of the Credit Agreement as not required to be pledged).

          "Termination Date" has the meaning set forth in Section 3.23 hereof.
           ----------------

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
New York from time to time; provided that all references herein to specific
                            --------
sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Uncertificated Security" has the meaning given such term in Section
           -----------------------
8-102(a)(18) of the UCC.

          "Voting Equity Ownership Interests" means all classes of Equity
           ---------------------------------
Ownership Interests of any Company entitled to vote.

          SECTION 2.  GUARANTY
                      --------

          2.1.  Guaranty.  Each Guarantor, jointly and severally, absolutely,
                --------
irrevocably and unconditionally guaranties to the applicable Guaranteed Parties, as primary obligor and not merely as surety, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (i) the principal of, interest on and the Loans made to the Borrower under the Credit Agreement and all reimbursement obligations and LC Obligations with respect to Letters of Credit, together with all other obligations and liabilities owing by the Borrower to the Credit Facility Creditors under the Credit Agreement and each other Loan Document (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with, the Credit Agreement and each such other Loan Document, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Loan Documents (the "Guaranteed Credit Facility Obligations"), (ii) the principal of, interest on
---------------------------------------
and Increasing Rate Term Loans made to the Borrower under the IRL Agreement and the other loan documents related thereto (the "IRL Loan Documents") (including,
                                               ------------------
without limitation, indemnities, fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with, the IRL Agreement and IRL Loan Documents, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in such agreements (excluding Exchange Notes as defined in the IRL Agreement) (the "Guaranteed IRL Obligations"), (iii) to the extent any
 ---------------------------

Additional Debt Designation is executed by the Borrower and delivered to the Collateral Agent entitling the Additional Debt Creditors to the benefit of this Guaranty as permitted under the Credit Agreement, the principal of, interest on and any loans made under any Additional Debt Agreement and any other loan documents related thereto (the "Additional Debt Documents") (including, without
                                -------------------------
limitation, indemnities, fees and interest thereon), as and to the extent designated by the Borrower in the Additional Debt Designation, whether now existing or hereafter incurred under, arising out of or in connection with any Additional Debt Agreement or Additional Debt Documents as permitted under the Credit Agreement, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in such agreements (the "Guaranteed Additional Debt Obligations") and (iv) to the extent an Other Debt
 --------------------------------------
Designation is executed and delivered by the Borrower to the Collateral Agent entitling any Other Creditors to the benefits of this Guaranty, the obligations made under any Interest Rate Protection Agreement with any of the Other Creditors, Other Hedging Agreement with any of the Other Creditors and any other documents related thereto (the "Other Debt Documents," and together with the
                                --------------------
Loan Documents, IRL Loan Documents, and the Additional Debt Documents, and this Agreement, the "Guaranteed Documents") (including, without limitation,
                --------------------
indemnities, fees and interest thereon), as and to the extent designated by the Borrower in the Other Debt Designation whether now existing or hereafter incurred arising out of or in connection with any Interest Rate Protection Agreement with any of the Other Creditors, Other Hedging Agreement with any of the Other Creditors or Other Debt Documents, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in such agreements (the "Guaranteed Other Debt Obligations," and all
                                   ---------------------------------
such obligations being herein collectively called the "Guaranteed Obligations"),
                                                       ----------------------
in each case of the relevant Guaranteed Parties. Each Guarantor understands, agrees and confirms that the Guaranteed Parties may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, against the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

          2.2.  Guaranty Absolute and Unconditional.  Additionally, each
                -----------------------------------
Guarantor, jointly and severally, absolutely, unconditionally and irrevocably, guaranties the payment of any and all Guaranteed Obligations to the Guaranteed Parties whether or not then due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 7.05 of the Credit Agreement, Section 7.05 of the IRL Agreement (or the comparable provisions of any Additional Debt Agreement or Other Hedging Agreement with any of the Other Creditors), and absolutely, unconditionally and irrevocably, jointly and severally, promises to pay the Guaranteed Obligations to the Guaranteed Parties, on order, on written demand, in lawful money of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

          2.3.  Guaranty Exclusive and Independent.  (a)  The liability of each
                ----------------------------------
Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower, whether executed by such Guarantor, any other Guarantor, any other guarantor or any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party,
(b) any other continuing or
other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking except to the extent that any such payment or reduction results in the actual permanent reduction of the Guaranteed Obligations, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Guaranteed Party on the indebtedness which any Secured Creditor repays the Borrower pursuant to a court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding or
(f) any action or inaction by any Guaranteed Party as contemplated in Section
2.5 hereof.

          (b) The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other Guarantor or the Borrower be joined in any such action or actions. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

          2.4.  Notice.  Each Guarantor hereby waives, except as required by
                ------
applicable law and cannot be waived, notice of acceptance of this Agreement and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Collateral Agent or any other Guaranteed Parties against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor or the Borrower).

          2.5.  Amendments etc. with respect to Guaranteed Obligations.  Any
                ------------------------------------------------------
Guaranteed Party may at any time and from time to time without the consent of, or notice to (except as required under applicable law and cannot be waived), any Guarantor, and without impairing or releasing the obligations of such Guarantor hereunder, from time to time and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

          (c) exercise or refrain from exercising any rights against the Borrower, any other Guarantor or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, Guarantors, other Guarantors, the Borrower or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Guaranteed Parties;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Parties regardless of what liabilities of the Borrower remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, the Guaranteed Documents or any of the instruments or agreements referred to therein or otherwise amend, modify or supplement the Guaranteed Documents or any of such other instruments or agreements; and

          (h) take any other lawful action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

          2.6.  Invalidity, Irregularity or Unenforceability of Guaranteed
                ----------------------------------------------------------
Obligations.  No invalidity, irregularity or unenforceability of all or any part
-----------
of the Guaranteed Obligations or of any security therefore shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute, irrevocable and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or Guarantor except payment in full of the Guaranteed Obligations.

          2.7.  Rights and Remedies Cumulative.  This Guaranty is a continuing
                ------------------------------
one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Guaranteed Parties would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guaranteed Parties to any other or further action in any circumstances without notice or demand. It is not necessary for any Guaranteed Parties to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          2.8.  Subordination of Indebtedness.  Any indebtedness of the Borrower
                -----------------------------
now or hereafter owing to any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Guaranteed Parties; and such indebtedness of the Borrower to any Guarantor, if the Collateral Agent so requests at a time when an Event of Default exists and is continuing and any Guaranteed Obligations are outstanding, shall be collected, enforced and received by such Guarantor as trustee for the Guaranteed Parties and be paid over to the Guaranteed Parties on account of the indebtedness of the Borrower to the Guaranteed Parties, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Agreement. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Guaranteed Parties that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all Guaranteed Obligations have been paid in full (it being understood that each Guarantor is not waiving any right of subrogation that it may otherwise have but is only waiving the exercise thereof as provided above).

          2.9.  Waiver.  (a)  Each Guarantor waives any right (except as shall
                ------
be required by applicable law and cannot be waived) to require the Guaranteed Parties to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Guaranteed Parties' power whatsoever. Each Guarantor waives (except as shall be required by applicable law and cannot be waived) any defense to the obligations of such Guarantor under this Guaranty based on or arising out of any defense of the Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than payment in full of the Guaranteed Obligations. The Guaranteed Parties may, at their election, foreclose on any security held by such Guaranteed Parties or the other Guaranteed Parties by one or more judicial or non-judicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Parties may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder, except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Guaranteed Parties, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

          (b) Each Guarantor waives, except as shall be required by applicable law and cannot be waived, all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Guaranteed Parties shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

          2.10.  Representations, Warranties and Covenants.  In order to induce
                 -----------------------------------------
the Guaranteed Parties into (i) the making of Loans to the Borrower, and the issuance of and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement, and the making of Increasing Rate Term Loans under the IRL Agreement and (ii) to granting the extensions of credit under the Additional Debt Agreements, and to the Other Creditors entering into Interest Rate Protection Agreements or Hedging Agreements, each Guarantor represents, warrants and covenants that, except as has been otherwise disclosed in the Credit Agreement to the Collateral Agent,:

          (a) Status.  Such Guarantor (i) is a duly organized and validly
              ------
     existing corporation, partnership or limited liability company, as the case may be, in good standing (if applicable) under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, and legal right to own and operate its assets, to lease the assets it operates as lessee and to conduct the business in which it is currently engaged and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification, except for failures to be so qualified which, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

          (b) Power and Authority.  Such Guarantor has the corporate,
              -------------------
     partnership or limited liability company power and authority, as the case may be, to make, deliver and perform the terms and provisions of this Guaranty and each other Guaranteed Documents, to which it is a party and has taken all necessary corporate, partnership or limited liability company action to authorize the execution, delivery and performance by it of each such Guaranteed Document. Except to the extent already obtained or made, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty or any such Guaranteed Documents. Such Guarantor has duly executed and delivered this Guaranty and each other Guaranteed Document to which it is a party and each such Guaranteed Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the enforcement of creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) No Violation.  The execution, delivery or performance by such
              ------------
     Guarantor of this Guaranty or any other Guaranteed Document to which it is a party, or compliance by it with the terms and provisions hereof and thereof (i) will not violate any Requirement of Law or material Contractual Obligation of such Guarantor, (ii) will not conflict with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than pursuant to the Security Documents) upon any of the properties or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, except to the extent that such conflict or default would not reasonably be expected to have a Material Adverse Effect or (iii) will not violate any provision of any Company Document of such Guarantor or any of its Subsidiaries. No Requirement of Law or Contractual Obligation applicable to such Guarantor or any of its Subsidiaries would reasonably be expected to have a Material Adverse Effect.

          (d) Each Guarantor represents, warrants, covenants and agrees that on and after the Effective Date and until all commitments to extend credit under the Guaranteed Documents have terminated and no Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall, and shall cause each of its Subsidiaries to, take, or refrain from taking, as the case may be, all actions that are necessary to be taken or not taken to enable the Borrower to comply with all its obligations, representations and covenants under the Guaranteed Documents, and so that no violation of any provision, covenant or agreement contained in Articles V and VI of the Credit Agreement, Articles V and VI of the IRL Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

          2.11.  Right of Set Off.  In addition to any rights now or hereafter
                 ----------------
granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Guaranteed Party is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Guaranteed Party to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Guaranteed Party under this Guaranty, irrespective of whether or not such Guaranteed Party shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

          2.12.  Repayment or Recovery.  If claim is ever made upon any
                 ---------------------
Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          2.13.  Payments by any Guarantor.  All payments made by any Guarantor
                 -------------------------
hereunder will be made without setoff, counterclaim or other defense.

          2.14.  Right of Contribution.  At any time a payment in respect of the
                 ---------------------
Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Agreement.
-----------------
At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"),
                                                    -----------------------
each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate
                                                                   ---------
Deficit Amount") in an amount equal to (x) a fraction the numerator of which is
--------------
the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided that
                                                                 --------
no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been paid in full and all commitments by the Guaranteed Parties to extend credit under the Guaranteed Documents have been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 2.15 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 2.16: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by
                  -----------------------
dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net
                                                              ------------
Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each
                                                      ---------
Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders under the Credit Agreement.

          2.15.  Designation of Additional Debt.  The Borrower may, by written
                 -------------------------------
notice to the Collateral Agent (any such notice, an "Additional Debt Designation"), designate any obligations of the Borrower or any of its Subsidiaries, Joint Ventures or Unrestricted Subsidiaries as Guaranteed Additional Debt obligations and Additional Debt Obligations under this Agreement, provided such designation is permitted under Section 6.02(l) of the Credit Agreement and 6.02(l) of the IRL Agreement. Any Additional Debt Designation shall specify the principal amount of the obligation(s), the obligee(s) thereof, the principal documents evidencing and/or governing such obligation(s), and, if less than the entire amount of any obligation is so designated, the portion of such obligation(s) designated as Guaranteed Additional Debt Obligations and Additional Debt Obligations hereunder. Upon the delivery of any such Additional Debt Designation permitted under Section 6.02(1) of the Credit Agreement and the IRL Agreement, the obligations so designated therein shall thereupon be deemed to be Guaranteed Additional Debt Obligations or Additional Debt Obligations, as the case may be for all purposed of this Agreement. The Collateral Agent shall from time to time, at Borrower's request, give Borrower a written notice identifying all Additional Debt Designations theretofore received by Collateral Agent form Borrower.

          2.16.  Designation of Other Debt.  The Borrower may, by written notice
                 --------------------------
to the Collateral Agent (any such notice, an "Other Debt Designation"), designate any obligations of Borrower or any of its Subsidiaries, Joint Ventures or Unrestricted Subsidiaries as Guaranteed Other Debt obligations and Other Debt Obligations under this Agreement, provided such designation is permitted under the Credit Agreement and the IRL Agreement. Any Other Debt Designation shall specify all of the material economic terms of the obligation(s), the obligee(s) thereof, the principal documents evidencing and/or governing such obligation(s), and, if less than the entire amount of any obligation is so designated, the portion of such obligation(s) designated as Guaranteed Other Debt Obligations and Other Debt Obligations hereunder. Upon the delivery of any such Other Debt Designation permitted under the Credit Agreement and the IRL Agreement, the obligations so designated therein shall thereupon be deemed to be Guaranteed Other Debt Obligations or Other Debt Obligations for all purposed of this Agreement. The Collateral Agent shall from time to time, at Borrower's request, give Borrower a written notice identifying all Other Debt Designations theretofore received by Collateral Agent form Borrower.

          SECTION 3.  PLEDGE OF SECURITY INTEREST, ETC.
                      ---------------------------------

          3.1.  Security for Obligations.  This Agreement is made by each
                ------------------------
Pledgor for the benefit of the respective Secured Creditors to secure:

          (a) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) of the Borrower to the Credit Facility Creditors, whether now existing or hereafter incurred, arising out of, or in connection with the Credit Agreement and the other Loan Documents to which the Borrower is a party (including, in the case of each Guarantor, all Guaranteed Credit Facility Obligations with respect thereto under this Agreement) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Loan Documents (the "Credit Facility Obligations");
      ---------------------------

          (b) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) of the Borrower to the IRL Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the IRL Agreement, the other IRL Loan Documents to which the Borrower is a party (including, in the case of each Guarantor, all Guaranteed IRL Obligations with respect thereto under this Agreement) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the IRL Agreement and such other IRL Loan Documents (but in any event excluding Exchange Notes as defined in the IRL Agreement) (the "IRL
                                                                     ---
     Obligations");
     -----------

          (c) to the extent any Additional Debt Designation is executed by the Borrower and delivered to the Collateral Agent, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness of the Borrower to the Additional Debt Creditors, whether now existing or hereafter incurred, arising out of, or in connection with the Additional Debt Documents to the extent permitted by the Credit Agreement to which the Borrower is a party, (including, in the case of each Guarantor, all Additional Debt Obligations with respect thereto, if any, under this Agreement), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements, contained in the Additional Debt Documents (the "Additional
                                                                  ----------
     Debt Obligations");
     ----------------

          (d) to the extent any Other Debt Designation is executed by the Borrower and delivered to the Collateral Agent, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Borrower to the Other Creditors under, or with respect to any Interest Rate Protection Agreement, Other Hedging Agreement with the Other Creditors or Other Debt Documents (including, in the case of each Guarantor, all Guaranteed Other Obligations with respect thereto, if any, under this Agreement), whether such Interest Rate Protection Agreement with the Other Creditors, Other Hedging Agreement with the Other Creditors or Other Debt Documents are is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Other Debt Obligations (the "Other Debt Obligations");
                            ----------------------

          (e) after an Event of Default any and all sums advanced by Collateral Agent in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

          (f) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Collateral Agent referred to in clauses (a) - (d) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and

          (g) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 3.14 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (a) through (g) of this Section 3.1 being herein collectively called the

"Obligations," it being acknowledged and agreed that the "Obligations" shall
------------
include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          3.2.  Pledge.  To secure the Obligations and for the purposes set
                ------
forth in Section 3.1, each Pledgor hereby grants, pledges and assigns to the Collateral Agent for the benefit of the Secured Creditors, and hereby creates a continuing security interest in favor of the Collateral Agent for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):
                    ----------

          (a) each of the Collateral Accounts including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets in respect of an equity interest in any Person of any type or nature deposited or required by the Credit Agreement, IRL Agreement or any other Guaranteed Documents to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (b) all Securities of such Pledgor from time to time in respect of any Subsidiary or Joint Venture of such Pledgor (excluding Securities indicated on Annex A, or otherwise determined by the Administrative Agent in its reasonable discretion under Section 5.10(b) of the Credit Agreement, as not required to be pledged);

          (c) all Limited Liability Company Interests of such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

               (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

               (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability com-pany agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

               (D) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (d) all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

               (A) all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

               (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

               (D) all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

          (f) all Financial Assets and Investment Property of such Pledgor from time to time in respect of any of the foregoing; and

          (g) to the extent not otherwise included, all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained in this Section 3.2, no Pledgor shall be required at any time to pledge hereunder more than 65% of the voting Equity Ownership Interest of any Company which is not formed or incorporated under the laws of the United States or any State thereof (each, a "Foreign Company"), except that, subject to the Credit Agreement each Pledgor
----------------
shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any such Foreign Company.

          3.3.  Procedures.  (a)  To the extent that any Pledgor at any time or
                ----------
from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.2 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 30 days after it obtains such Collateral) for the benefit of the Collateral Agent and the Secured Creditors:

          (i) with respect to a Certificated Security constituting Collateral (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Collateral Agent, endorsed to the Collateral Agent or endorsed in blank;

          (ii) with respect to an Uncertificated Security constituting Collateral (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Collateral Agent, an agreement for the benefit of the Collateral Agent and the Secured Creditors substantially in the form of Annex D hereto (appropriately completed to the satisfaction of the Collateral Agent and with such modifications, if any, as shall be reasonably satisfactory to the Collateral Agent) pursuant to which such issuer agrees to comply with any and all instructions originated by the Collateral Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Collateral Agent thereof and shall promptly take all actions reasonably required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Sections 9-115(4)(a) and (b), 9-115(1)(e) and 8-106(d) of the UCC). The Pledgor further agrees to take such actions as the Collateral Agent deems reasonably necessary or desirable to effect the foregoing;

          (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.3(a)(i) hereof, and
     (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.3(a)(ii) hereof;

          (v) After the occurrence and continuance of an Event of Default, with respect to cash which is Proceeds of Collateral (i) establishment by the Collateral Agent of a cash account in the name of such Pledgor over which the Collateral Agent shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Collateral Agent) and (ii) deposit of such cash in such cash account; and

          (vi) with respect to any Note, physical delivery of such Note to the Collateral Agent, endorsed to the Collateral Agent or endorsed in blank.

          (b) In addition to the actions required to be taken pursuant to preceding Section 3.3(a), each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

          (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Collateral Agent may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Collateral Agent so that "control" of such Collateral is obtained and at all times held by the Collateral Agent; and

          (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder for which the filing of such financing statements is required to perfect the applicable security interest (with the form of such financing statements to be satisfactory to the Collateral Agent), to be filed in the relevant filing offices so that at all times the Collateral Agent has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant states, including, without limitation, Section 9-115(4)(b) of the UCC).

          3.4.  Subsequently Acquired Collateral.  If any Pledgor shall acquire
                --------------------------------
(by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.2 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.3 hereof, and will promptly thereafter deliver to the Collateral Agent (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Collateral Agent (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through C hereto as are necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any Equity Ownership Interest at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Company, provided that no Pledgor shall be required at any time to pledge hereunder more than 65% of the Voting Equity Ownership Interest of any Foreign Company and subject to the Credit Agreement each Pledgor shall be required to pledge hereunder 100% of any other Equity Ownership Interest at any time and from time to time acquired by such Pledgor of any Foreign Company.

          3.5.  Transfer Taxes.  Each pledge of Collateral under Section 3.1 or
                --------------
Section 3.4 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

          3.6.  Certain Representations and Warranties Regarding the Collateral.
                ---------------------------------------------------------------
Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary or Joint Venture of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto;
(iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (iv) the Notes held by such Pledgor consist of the promissory Notes described in Annex B hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex A hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex A hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex A hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex A hereto;
(ix) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes A and B hereto; and (x) on the date hereof, such Pledgor owns no other Securities required to be pledged hereunder, Limited Liability Company Interests or Partnership Interests.

          3.7.  Appointment of Sub-Agents; Endorsements, etc.  The Collateral
                ---------------------------------------------
Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the reasonable discretion of the Collateral Agent) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent or any nominee or nominees of the Collateral Agent or a sub-agent appointed by the Collateral Agent.

          3.8.  Voting, etc., While No Event of Default.  Notwithstanding
                ---------------------------------------
anything to the contrary contained herein, unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Equity Ownership Interests and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or not
                                  --------
cast or any consent, waiver or ratification given or not given or any action taken or not taken which would violate or be inconsistent with any of the terms of this Agreement or any other Guaranteed Document, or which would have the effect of materially impairing the position or interests of the Collateral Agent or any Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 3.10 hereof shall become applicable.

          3.9.  Dividends and Distributions.  Notwithstanding anything to the
                ---------------------------
contrary contained herein, unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. Subject to Section 3.3 hereof, the Collateral Agent shall be entitled to receive directly, and to retain as part of the
Collateral:

          (i) all other or additional stock, Notes, limited liability company interests, partnership interests, instruments or other securities or property (other than cash) paid or distributed by way of dividend, distribution or otherwise in respect of the Collateral;

          (ii) all other or additional stock, Notes, limited liability company interests, partnership interests, instruments or other securities or property paid or distributed in respect of the Collateral by way of merger, consolidation, conveyance of assets, liquidation, exchange of stock, stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other property (other than cash) paid or distributed by way of dividend or distribution in respect of the Collateral.

Nothing contained in this Section 3.9 shall limit or restrict in any way the Collateral Agent's right to receive proceeds of the Collateral in any form in accordance with Section 3.2 of this Agreement, provided that in the absence of an Event of Default, such distributions and dividends may be received free and clear of the Lien under this Agreement. All dividends, distributions, proceeds or other payments which are received by any Pledgor contrary to the provisions of this Section 3.9 and Section 3.10 hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

          3.10.  Remedies in Case of an Event of Default.  In case an Event of
                 ---------------------------------------
Default shall have occurred and be continuing, then in each and every case the Collateral Agent shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Guaranteed Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Collateral Agent shall be entitled to exercise all the rights and remedies of a secured party under the UCC (subject, in the case of a pledge of Securities, Partnership Interests or Limited Liability Company Interests in any Subsidiary or Joint Venture to the provisions contained in the charter or organizational documents of such Subsidiary or Joint Venture) and also shall be entitled (subject to the immediately proceeding parenthetical), to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (a) to receive all amounts payable in respect of the Collateral otherwise payable to such Pledgor under Section 3.9 hereof;

          (b) to transfer all or any part of the Collateral into the Collateral Agent's name or the name of its nominee or nominees;

          (c) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

          (d) to vote all or any part of the Collateral (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

          (e) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Collateral Agent in its absolute discretion may determine, provided that at least 10
                                                     --------
     days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Collateral Agent shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Collateral Agent on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Collateral Agent nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

          (f) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

          3.11.  Remedies, etc., Cumulative.  Each and every right, power and
                 --------------------------
remedy of the Collateral Agent provided for in this Agreement or in any other Guaranteed Document, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Collateral Agent or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Guaranteed Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Collateral Agent or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Collateral Agent or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors (including Guaranteed Parties) agree that this Agreement may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders under the Credit Agreement (or, after the date on which all Credit Facility Obligations have been paid in full and all commitments in respect thereof terminated, the holders of at least the majority of the outstanding IRL Obligations, Additional Debt Obligations and Other Debt Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement.

          3.12.  Application of Proceeds.  (a)  All moneys or other proceeds
                 -----------------------
collected by the Collateral Agent upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys or other proceeds received by the Collateral Agent hereunder, shall be applied to the payment of the Obligations as follows:

          (i) first, to the payment of all Obligations owing to the Collateral Agent of the type described in clauses (e) and (f) of Section
     3.1 of this Agreement;

          (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in
     Section 3.12(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the moneys are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the Primary Obligations of the amount remaining to be distributed;

          (iii) third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 3.12(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the moneys or proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the Secondary Obligations of the amount remaining to be distributed; and

          (iv) fourth, to the extent moneys remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to 3.23(a) hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean,
                                                  --------------
when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean collectively (i) in the
                         -------------------
case of
the Credit Facility Obligations, all principal of, and interest on, all
Loans under the Credit Agreement, all LC Obligations (together with all interest accrued thereon), and all Fees, (ii) in the case of IRL Obligations, all principal of, and interest on, all Loans under the IRL Agreement, and all fees payable thereunder, (iii) in the case of Additional Debt Obligations, all principal of, and interest on, all loans under the Additional Debt Agreements, all letter of credit reimbursement obligations thereunder (together with all interest accrued thereon) and all fees payable thereunder and (iv) in the case of the Other Debt Obligations, all amounts due under the Interest Rate Protection or Other Hedging Agreements (other than indemnities, reasonable fees (including, without limitation, reasonable attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all
                                      ---------------------
Obligations other than Primary Obligations.

          (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 3.12 only)
(i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors agrees and acknowledges, by its acceptance of this Agreement that if the Credit Facility Creditors or Additional Debt Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement or letters of credit issued under the Additional Debt Agreements (which shall only occur after all outstanding loans and letter of credit reimbursement obligations with respect to such Letters of Credit or letters of credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement or the representative under the Additional Debt Agreements, as the case may be and held by it, for the equal and ratable benefit of the respective Secured Creditors, as cash security for the repayment of Obligations owing to the Credit Facility Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit or letters of credit, and after the application of all such cash security to the repayment of all Obligations owing to the respective Secured Creditors after giving effect to the termination of all such Letters of Credit or letters of credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 3.12(a) hereof.

          (e) Except as set forth in Section 3.12(d) hereof, all payments required to be made hereunder shall be made (x) if to the Credit Facility Creditors, to the Administrative Agent for the account of the Credit Facility Creditors, (y) if to the IRL Creditors, to the IRL Administrative Agent for the account of the IRL Creditors and (z) if to the Additional Debt

Creditors or Other Debt Creditors, to the trustee, paying agent or other similar representative (each, a "Representative") for the Other Debt Creditors or, in
                         --------------
the absence of such a Representative, directly to the Additional Debt Creditors or Other Debt Creditors.

          (f) For purposes of applying payments received in accordance with this
Section 3.12, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement, (ii) the IRL Administrative Agent under the IRL Agreement and (iii) the Representative for the Additional Debt Creditors and Other Debt Creditors or, in the absence of such a Representative, upon the Additional Debt Creditors and Other Debt Creditors for a determination (which the Administrative Agent, the IRL Administrative Agent, each Representative for any Secured Creditor and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent), of the outstanding Primary Obligations and Secondary Obligations owed to the respective Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Additional Debt Creditor or Other Debt Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Additional Debt Agreements, Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

          (g) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

          3.13.  Purchasers of Collateral.  Upon any sale of the Collateral by
                 ------------------------
the Collateral Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Collateral Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          3.14.  Indemnity.  Each Pledgor jointly and severally agrees (i) to
                 ---------
indemnify and hold harmless the Collateral Agent and each other Secured Creditor and their respective successors, assigns, employees, agents, affiliates and servants (individually an "Indemnitee," and collectively the "Indemnitees") from
                           ----------                         -----------
and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Guaranteed Document (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as finally determined by a court of competent jurisdiction)). In no event shall any Indemnitee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this
Section 3.14 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 3.14 shall continue in full force and effect notwithstanding the full payment of all Obligations and notwithstanding the discharge thereof.

          3.15.  Collateral Agent Not Bound.  (a)  Nothing herein shall be
                 --------------------------
construed to make the Collateral Agent or any other Secured Creditor liable as a general partner or limited partner of any partnership or as a member of any limited liability company and the Collateral Agent or any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a general partner or limited partner of any partnership or of a member of any limited liability company. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of a Partnership Interest or a Limited Liability Company Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Creditor and/or any Pledgor.

          (b) Except as provided in the last sentence of paragraph (a) of this
Section 3.15, the Collateral Agent, by accepting this Agreement, did not intend to become a general partner or limited partner of any partnership or of a member of any limited liability company or otherwise be deemed to be a co-venturer with respect to any Pledgor or any partnership or any limited liability company either before or after an Event of Default shall have occurred. The Collateral Agent shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any partnership or of a member of any limited liability company or any Pledgor.

          (c) The Collateral Agent and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

          (d) The acceptance by the Collateral Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Collateral Agent or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

          3.16.  Further Assurances; Power-of-Attorney.  (a)  Each Pledgor
                 -------------------------------------
agrees that it will join with the Collateral Agent in executing and, at such Pledgor's own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents in such offices as the Collateral Agent may reasonably determine necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Collateral Agent's security interest in the Collateral and hereby authorizes the Collateral Agent to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts (or, in the case of Securities, Partnership Interests or Limited Liability Company Interests which are Joint Ventures, such Pledgor shall make reasonable efforts to do such further acts) and things and to execute and deliver to the Collateral Agent such additional conveyances, assignments, agreements and instruments as the Collateral Agent may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Collateral Agent its rights, powers and remedies hereunder.

          (b) Each Pledgor hereby appoints the Collateral Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement.

          3.17.  The Collateral Agent as Collateral Agent.  The Collateral Agent
                 ----------------------------------------
will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement (including Schedule I hereof). The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Schedule I hereof.

          3.18.  Transfer by the Pledgors.  No Pledgor will sell or otherwise
                 ------------------------
dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of this Agreement and the other Guaranteed Documents).

          3.19.  Representations, Warranties and Covenants of the Pledgors.  (a)
                 ---------------------------------------------------------
Each Pledgor represents, warrants and covenants that except as otherwise expressly disclosed:

          (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or as permitted under the Credit Agreement);

          (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

          (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganiza-tion, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) except to the extent already obtained or made, no consent or (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries) authorization of, filing with, notice to or any other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Collateral Agent's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Collateral Agent of any of its rights or remedies provided herein (it being understood and agreed that the exercise of rights and remedies hereunder may breach or create defaults under other agreements to such Pledgor or the Pledged Equity Ownership Interests);

          (v) the execution, delivery and performance by such Pledgor of this Agreement will not violate any Requirement of Law or material Contractual Obligation applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement (it being understood and agreed that the exercise of rights and remedies hereunder may breach or create defaults under other agreements to such Pledgor or the Pledged Equity Ownership Interests);

          (vi) to the knowledge of such Pledgor, all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

          (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (viii) the pledge, collateral assignment and delivery to the Collateral Agent of the Collateral consisting of Certificated Securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Securities, and the proceeds thereof, subject to no prior Lien other than as permitted under the Credit Agreement or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Collateral Agent is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

          (ix) Control has been obtained by the Collateral Agent over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

          (b) Each Pledgor covenants and agrees that it will defend the Collateral Agent's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Collateral Agent as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Collateral Agent and the Secured Creditors.

          (c) Each Pledgor covenants and agrees that on and after the Effective Date and until the Total Commitment has terminated and when no Letter of Credit remains outstanding and all Credit Facility Obligations have been paid in full, such Pledgor shall, and shall cause each of its Subsidiaries to, take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken to enable each of the Borrower to comply with all its respective obligations, representations and covenants under the Credit Agreement, so that no violation of any provision, covenant or agreement contained in Sections 5 and 6 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Pledgor or any of its Subsidiaries.

          (d) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Guaranteed Document.

          3.20.  Chief Executive Office; Records.  The chief executive office of
                 -------------------------------
each Pledgor is located at the address specified in Annex C hereto. Each Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section
3.20. No Pledgor shall establish a new location for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Collateral Agent a supplement to Annex C hereto so as to cause such Annex C hereto to be complete and accurate.

          3.21.  Pledgors' Obligations Absolute, etc.  The obligations of each
                 ------------------------------------
Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect (subject to Section 3.23 hereof) without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Guaranteed Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (iii) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary or Joint Venture of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          3.22.  Registration, etc.  (a)  If an Event of Default shall have
                 ------------------
occurred and be continuing then, and in every such case, upon receipt by any Pledgor from the Collateral Agent of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Stock, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Collateral Agent shall furnish to such Pledgor
              --------
such information regarding the Collateral Agent as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent from time to time may reasonably request, and will indemnify the Collateral Agent, each other Secured Creditor and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Collateral Agent or such other Secured Creditor expressly for use therein.

          (b) If at any time when the Collateral Agent shall determine to exercise its right to sell all or any part of the Collateral pursuant to Section
3.10 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the

Securities Act, as then in effect, the Collateral Agent may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Collateral Agent, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Collateral Agent, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          SECTION 4.  MISCELLANEOUS
                      -------------

          4.1.  Notices, etc.  All such notices and communications hereunder
                -------------
shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Collateral Agent or the respective Credit Party shall not be effective until received by the Collateral Agent or the respective Credit Party, as the case may be. All notices and other communications shall be in writing and addressed as follows:

          (a) if to any Credit Party, at its address set forth opposite its signature below;

          (b)  if to the Collateral Agent, at:

               The Chase Manhattan Bank
               Agency Plus
               One Chase Manhattan Plaza
               8th Floor
               New York, New York  10081
               Attention:  Daniella Cassognol
               Telephone No.:  (212) 552-7452
               Facsimile No.:  (212) 552-5701

          (c) if to any Credit Facilities Creditor or IRL Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or to the IRL Administrative Agent at the address of the IRL Administrative Agent specified in the IRL Agreement or
     (y) at such address as such Credit Facility Creditor or IRL Creditor shall have specified in the Credit Agreement or the IRL Agreement, as the case may be; and

          (d) if to any Additional Debt Creditor of Other Debt Creditor at such address as such Additional Debt Creditor or Other Debt Creditor shall have specified in writing to the Pledgors and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          4.2.  Waiver; Credit Facility Amendment.  None of the terms and
                ---------------------------------
conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Credit Party directly affected thereby and the Collateral Agent (with the written consent of (x) the Required Lenders under the Credit Agreement (or all of the Lenders to the extent required by Section 9.02 of the Credit Agreement) at all times prior to the date on which all Credit Facility Obligations have been paid in full or (y) the Required Lenders under the IRL Agreement (the "Required IRL Lenders") after the
----------------                               --------------------
date clause (x) applies and prior to the date on which the Total Revolving Loan Commitment and all Letters of Credit have been terminated and all IRL Obligations have been paid in full; provided that any change, waiver,
                                    --------
modification or variance affecting (A) any release of Guarantors of their obligations under Section 2 shall require the consent of the Required Lenders under the Credit Agreement (or all of the Lenders to the extent required by
Section 9.02 of the Credit Agreement) and the Required IRL Lenders (or all of the IRL Lenders to the extent required by Section 9.02 of the IRL Agreement) and
(B) any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i)
          -----                                              ----
the Credit Facility Creditors as holders of the Credit Document Obligations,
(ii) IRL Creditors as holders of IRL obligations, (iii) Additional Debt Creditors as holders of Additional Debt Obligations or (iv) the Other Debt Creditors as the holders of the Other Debt Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i)
                     -------------------
with respect to the Credit Facility Obligations, the Required Lenders under the Credit Agreement, (ii) with respect to the IRL Obligations, the Required IRL Lenders, (iii) with respect to the Additional Debt Obligations or IRL Obligations, the required IRL Lenders and (iv) with respect to the Other Debt Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Additional Debt Agreements or Other Debt Agreements.

          4.3.  Assignment.  This Agreement shall create a continuing security
                ----------
interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth herein, (ii) be binding upon each Credit Party, its successors and assigns; provided, however, that no Credit
                                               --------  -------
Party shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (and the prior written consent of the Required Lenders under the Credit Agreement or, to the extent required by
Section 9.02 of the Credit Agreement, each of the Lenders), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns.

          4.4.  Section Headings.  The headings of the several sections and
                ----------------
subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

          4.5.  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          4.6.  Severability.  In the event that any provision of this Agreement
                ------------
shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          4.7.  Recourse.  This Agreement is made with full recourse to the
                --------
Credit Parties and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Guaranteed Documents and otherwise in writing in connection herewith or therewith.

          4.8.  Additional Guarantors and Pledgors.  It is understood and agreed
                ----------------------------------
that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become a Guarantor and/or Pledgor hereunder by executing an Agreement Supplement indicating such designation and delivering same to the Collateral Agent.

          4.9.  Termination; Release.  (a)  After the Termination Date (as
                --------------------
defined below), this Agreement, the Guaranty and the security interests created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 3.14 hereof shall survive any such termination) the Collateral Agent, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, including without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Collateral Agent or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertified Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.3(a)(ii) hereof or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv) hereof. As used in this Agreement, "Termination Date" shall mean the date upon which the Total
                 ----------------
Revolving Loan Commitment and all Letters of Credit have been terminated and all Credit Facility Obligations and IRL Obligations have been paid in full; provided that (i) if on the Termination Date, any Additional Debt Agreement or Other Debt Agreements remain outstanding, or any Additional Debt Obligations or Other Debt Obligations remain unpaid and (ii) the Borrower and the holders of any such outstanding obligations described in clause (i) above appoint a replacement Collateral Agent to act as such hereunder, the Termination Date shall be extended to the date agreed to by the parties described in this clause (ii).

          (b) In the event that (i) any part of the Collateral is subject to a Disposition under the Credit Agreement (other than a Disposition to any Pledgor), (ii) any Pledgor is merged with another Pledgor in accordance with the Credit Agreement, (iii) any Collateral is required to be released to effectuate the incurrence of Indebtedness permitted under Sections 6.02 and 6.03 of the Credit Agreement or (iv) any Collateral is otherwise released at the direction of the Required Lenders under the Credit Agreement (or all Lenders if required by Section 9.02 of the Credit Agreement) and in the case of clauses
(i)-(iv) above, the proceeds of such Indebtedness or Disposition release shall be applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Collateral Agent, at the request and expense of any Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

          (c) At any time that a Pledgor desires that the Collateral Agent assign, transfer and deliver Collateral (and releases therefor) as provided in
Section 4.9(a) or (b) hereof, such Pledgor or Borrower shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 4.9(a) or (b).

          (d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 4.9.

          (e) In the event that all of the Equity Ownership Interests in one or more Guarantors are sold or otherwise disposed of or liquidated in compliance with the requirements of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders under the Credit Agreement (or all of the Lenders required under Section 9.02 thereof)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the Equity Ownership Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 4.9(e)).

          4.10.  GOVERNING LAW.  (a)  THIS AGREEMENT AND THE RIGHTS AND
                 -------------
OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Guaranteed Document to which any Credit Party is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Credit Party, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim in any legal action or proceeding with respect to this Credit Party or any other Guaranteed Document to which such Credit Party is a party brought in any of the aforesaid courts that any such court lacks jurisdiction over such Credit Party. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Credit Party at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Credit Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Guaranteed Document to which such Credit Party is a party that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Credit Party in any other jurisdiction.

          (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Guaranteed Document to which such Credit Party is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

          4.11.  WAIVER OF JURY TRIAL.  EACH CREDIT PARTY AND EACH SECURED
                 --------------------
CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGENT, THE OTHER GUARANTEED DOCUMENTS TO WHICH SUCH CREDIT PARTY IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                                    * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers.


                                  1500 CANAL STREET INVESTORS II, L.P.,
                                       as Pledgor and Guarantor

                                  By:  PAH GP, Inc.,
                                       its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                       Title:  Vice President


                                  ALBUQUERQUE C.I. ASSOCIATES, L.P.,
                                       as Pledgor and Guarantor

                                  By:  PAH-CI HOLDING, LLC, its General
                                       Partner

                                  By: Patriot American Hospitality Partnership, L.P., a Member

                                  By:  PAH GP, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                       Title:  Vice President


                                  BJV REALTY, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  BOULDERS CAREFREE SEWER
                                       CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                  BOULDERS JOINT VENTURE,
                                       as Pledgor and Guarantor

                                  By:  PAH GP, Inc.,
                                       its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                       Title:  Vice President


                                  BURRLLEN ENTERPRISES OF
                                       MARYLAND,
                                       as Pledgor and Guarantor

                                  By: Patriot Grand Heritage, LLC, its General Partner

                                  By:  Wyndham International Operating
                                       Partnership, L.P., its sole Member

                                  By: Wyndham International, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                       Title:  Sr. Vice President


                                  C.I. ALBUQUERQUE LESSEE GP, LLC,
                                       as Pledgor and Guarantor

                                  By:  Wyndham International Operating
                                       Partnership, L.P., its sole Member

                                  By: Wyndham International, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                       Title:  Sr. Vice President

                                  C.I. ALBUQUERQUE LESSEE, L.P.,
                                       as Pledgor and Guarantor

                                  By:  C.I. Albuquerque Lessee GP, LLC, its
                                       General Partner

                                  By:  Wyndham International Operating
                                       Partnership, L.P., its sole Member

                                  By: Wyndham International, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President


                                  CAREFREE MANAGEMENT LLC,
                                       as Pledgor and Guarantor

                                  By:  Wyndham International Operating
                                       Partnership, L.P., its sole Member

                                  By:  Wyndham International Inc., its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President


                                  CASA MARINA REALTY CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  CHC HOTELS & RESORTS CORP.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                  CHC LEASE PARTNERS,
                                       as Pledgor and Guarantor

                                  By:  CHC REIT Management Corp., its
                                       General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  CHC REIT LESSEE CORP.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  CHC REIT MANAGEMENT CORP.
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  CHICAGO-ES HOLDING CORP.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  CHMB, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ Richard L. Mahoney
                                       ----------------------
                                  Title:  Vice President & Treasurer


                                  CLUBHOUSE INNS OF AMERICA, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                  CRITERION HOTEL MANAGEMENT CORP.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  CRITERION NY INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  CROSSROADS DEVELOPMENT
                                       COMPANY,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  CSMC OF KALAMAZOO, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  DEUCE MANAGEMENT COMPANY, LLC,
                                       as Pledgor and Guarantor

                                  By:  Wyndham International Operating
                                       Partnership, L.P., its sole Member

                                  By:  Wyndham International Inc., its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President

                                  FAMILY SUITES CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                  Title:  Vice President


                                  FAMILY SUITES MANAGEMENT
                                       CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  FS DEVELOPMENT CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  GH-ATLANTA, LLC,
                                       as Pledgor and Guarantor


                                  By:  Wyndham International Operating
                                       Partnership, L.P., a Member

                                  By:  Wyndham International Inc., its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President


                                  GH-CHICAGO, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                  GH-DETROIT, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                  GH-GREENVILLE, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  GH-PROVIDENCE, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  GH-SAN DIEGO, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  GH TRADEMARKS LLC,
                                       as Pledgor and Guarantor


                                  By:  Wyndham International Operating
                                       Partnership, L.P., a Member

                                  By:  Wyndham International Inc., its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President

                                  GH-WICHITA, INC.,
                                      as Pledgor and Guarantor

                                  By  /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  GHMB, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ Richard L. Mahoney
                                       ----------------------
                                  Title:  Vice President & Treasurer


                                  GHV-COLORADO, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  GHV-GALVESTON, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  GLENVIEW HOSPITALITY, L.P.,
                                       as Pledgor and Guarantor


                                  By:  PAH Deuce GP, LLC,
                                  its General Partner

                                  By: Patriot American Hospitality Partnership, L.P.,
                                  its sole Member

                                  By:  PAH GP, Inc.,
                                  its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                  GRAND BAY MANAGEMENT COMPANY,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  GRAND BAY MANAGEMENT LLC,
                                       as Pledgor and Guarantor

                                  By:  Wyndham International Operating
                                       Partnership, L.P., its sole Member

                                  By: Wyndham International, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President


                                  GRAND HERITAGE HOTELS, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  GRAND HERITAGE LEASING, LLC,
                                       as Pledgor and Guarantor

                                  By:  Patriot Grand Heritage, LLC, a Member

                                  By:  Wyndham International Operating
                                       Partnership, L.P., a Member

                                  By:  Wyndham International Inc., its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President

                                  GRAND HERITAGE REAL ESTATE
                                       GROUP LLC,
                                       as Pledgor and Guarantor


                                  By:  Wyndham International Operating
                                       Partnership, L.P., a Member

                                  By:  Wyndham International Inc., its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President


                                  GRAND MANAGEMENT SERVICES, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  HMG BEVERAGE, INC.,
                                       as Pledgor and Guarantor

                                  By   /s/ Richard L. Mahoney
                                       ----------------------
                                  Title:  Vice President & Treasurer


                                  IHC/BURLINGTON CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ Richard L. Mahoney
                                       ----------------------
                                  Title:  Vice President & Treasurer


                                  IHC/CAPITAL CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                  IHC/CONSHOHOCKEN PARTNERSHIP
                                       L.P.,
                                       as Pledgor and Guarantor

                                  By:  IHC Realty Corporation, its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC/DENVER PARTNERSHIP, L.P.,
                                       as Pledgor and Guarantor

                                  By:  IHC Realty Corporation, its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC/FS DEVELOPMENT CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                  Title:  Vice President


                                  IHC/HOUSTON PARTNERSHIP, L.P.,
                                       as Pledgor and Guarantor

                                  By:  IHC Realty Corporation, its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                  IHC/INTERSTONE PARTNERSHIP II, LP,
                                       as Pledgor and Guarantor

                                  By:  PAH-Interstone, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC/JACKSONVILLE CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC/JAMAICA CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC/MARYVILLE HOTEL CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                  Title:  Vice President


                                  IHC MEMBER CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC/MIAMI BEACH CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                  IHC MIAMI MORTGAGE CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC/PARK WEST CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC/REACH CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC REALTY CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC REALTY PARTNERSHIP, L.P.,
                                       as Pledgor and Guarantor

                                  By:  IHC Realty Corporation,
                                  its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  IHC/SANTA MARIA CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                 IHC/TEXAS CORPORATION,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 IHC TITLE AGENCY CORPORATION,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                       --------------------
                                 Title:  Vice President


                                 IHP/CLASS B PARTNERSHIP, L.P.,
                                      as Pledgor and Guarantor

                                 By: IHC Realty Partnership, L.P., its General Partner

                                 By:  IHC Realty Corporation, its General
                                      Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 IHP INVESTMENT COMPANY, L.L.C.,
                                      as Pledgor and Guarantor

                                 By:  IHC Realty Partnership, L.P., a Member

                                 By:  IHC Realty Corporation, its General
                                      Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                      Title:  Vice President

                                  IHP LESSEE, LLC,
                                       as Pledgor and Guarantor

                                  By:  Wyndham International Operating
                                       Partnership, L.P., its sole Member

                                  By: Wyndham International, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President



                                  INTERSTATE/MONTOUR ASSOCIATES,
                                       LTD.,
                                       as Pledgor and Guarantor

                                  BY:  IHC/Park West Corporation, its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  INTERSTONE/PAH PARTNERS, L.P.,
                                       as Pledgor and Guarantor

                                  By:  IHC Realty Corporation, its General
                                       Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  INTERSTONE THREE PARTNERS I L.P.,
                                       as Pledgor and Guarantor

                                  By:  PAH Interstone, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President

                                 INTMB, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                      ----------------------
                                 Title:  Vice President & Treasurer


                                 KANSAS CITY HOSPITALITY, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH Deuce GP, LLC, its General Partner

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 MARINA HOSPITALITY, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH Deuce GP, LLC, its General Partner

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                       --------------------
                                 Title:  Vice President

                                 MBAH, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/Richard L. Mahoney
                                      ---------------------
                                 Title:  Vice President & Treasurer

                                 MELBOURNE HOSPITALITY, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH Deuce GP, LLC,
                                      its General Partner

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 O-H ACQUISITION, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 P.H.G., LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., a Member

                                 By:  Wyndham International Inc., its General
                                      Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 PA HUNT VALLEY INVESTORS, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                  PA TROY HOSPITALITY, L.P.
                                       as Pledgor and Guarantor

                                  By:  PAH GP, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  PAH ACQUISITION CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  PAH ALLEN OPERATING CORPORATION,
                                       as Pledgor and Guarantor

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Vice President


                                  PAH ASSET MANAGEMENT, LLC,
                                       as Pledgor and Guarantor

                                  By:  Wyndham International Operating
                                       Partnership, L.P., its sole Member

                                  By: Wyndham International, Inc., its General Partner

                                  By   /s/ John P. Bohlmann
                                       --------------------
                                  Title:  Sr. Vice President

                                 PAH BATTERYMARCH OPERATING
                                      COMPANY, LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By: Wyndham International, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 PAH BUTTES L.L.C.,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc.,
                                      its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-CAREFREE, L.P.,
                                       as Pledgor and Guarantor

                                 By:   PAH GP, Inc.,
                                       its General Partner

                                 By    /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH-CI HOLDING, LLC,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., a Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-COLUMBUS HOLDING, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH DEUCE GP, LLC,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-DT PARK PLACE PARTNERS, L.P.,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its General Partner

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title: Vice President

                                 PAH-DT TALLAHASSEE PARTNERS, L.P.,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its General Partner

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-DT MINNEAPOLIS SUITES
                                     PARTNERS, L.P.,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its General Partner

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-DT CHICAGO O'HARE PARTNERS,
                                      L.P.,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its General Partner

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH-DT MIAMI AIRPORT PARTNERS,
                                      L.P.,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its General Partner

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH FF&E HOLDING, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-FRANCHISE HOLDING, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAHG FF&E HOLDING, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH GAH HOLDINGS, LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its Member

                                 By:  Wyndham International Inc., its General
                                      Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 PAH GAH HOLDINGS, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH GAH Holdings, LLC, its General
                                      Partner

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By: Wyndham International, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 PAH-GBM, LLC,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc.,
                                      its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH-GP ALLEN PARTNERS, L.P.,
                                 as Pledgor and Guarantor

                                 By:  PAH-Allen Operating Corporation, its
                                      General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH GP, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-GRAND BAY MIAMI, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH-GBM, LLC, its General Partner

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-INTEREST HOLDING, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-INTERSTONE, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH-IP HOLDING, INC.,
                                     as Pledgor and Guarantor

                                 By  /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH LEASING LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By:  Wyndham International Inc., its General
                                      Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 PAH LP, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-MANAGEMENT CORPORATION,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAHP FF&E HOLDING, INC., as Pledgor and
                                      Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH-PITTSBURGH, LLC,
                                      as Pledgor and Guarantor

                                 By:  PAR-Franchise Holding, Inc., its sole
                                           Member

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-PITTSBURGH CI HOLDING, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-REAL ESTATE MEMBER, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-RH, LLC,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH-RIVER HOUSE, L.P.,
                                     as Pledgor and Guarantor

                                 By:  PAH-RH, LLC, its General Partner

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH RIVER NORTH, LLC,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH STANLY HOLDING LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By:  Wyndham International Inc., its General
                                      Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 PAH-SUMMERFIELD HOLDING CORP.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH-SUMMERFIELD LEASING, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-SUMMERFIELD LLC,
                                      as Pledgor and Guarantor

                                 By:  PAH-Summerfield Holding Corp., its sole
                                      Member

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-T, LLC,
                                 as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-TAMPA, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH-T, LLC, its General Partner

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member


                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PAH VENTANA CANYON, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-WMC HOLDING, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAH-XERXES HOLDING, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PAHMB, INC.,
                                     as Pledgor and Guarantor

                                 By  /s/ Richard L. Mahoney
                                      ----------------------
                                 Title:  Vice President & Treasurer


                                 PARK WEST HOTEL ASSOCIATES,
                                      as Pledgor and Guarantor

                                 By: PW Land Associated Limited Partnership, a General Partner

                                 By:   IHC/Park West Corporation, its General
                                       Partner

                                 By    /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PATRIOT AMERICAN HOSPITALITY, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PATRIOT AMERICAN HOSPITALITY
                                      PARTNERSHIP, L.P., as Pledgor and
                                      Guarantor

                                 By:  PAH GP, Inc.,
                                 its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PATRIOT BOUGAINVILLEA
                                      DEVELOPMENT COMPANY, LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By: Wyndham International, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 PATRIOT GRAND HERITAGE, LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By:  Wyndham International Inc.,
                                 its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President

                                 PATRIOT HOLDING LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By:  Wyndham International Inc., its General
                                      Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 PATRIOT LAND HOLDING LLC,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PATRIOT MIAMI NOTE HOLDER, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 PATRIOT RACETRACK LAND LLC,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., a Member

                                 By:  PAH GP, Inc.,
                                      its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PSMB, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                      --------------------
                                 Title:  Vice President & Treasurer


                                 PW LAND ASSOCIATES LIMITED
                                      PARTNERSHIP,
                                      as Pledgor and Guarantor

                                 By:  IHC/Park West Corporation, its General
                                      Partner


                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 PWMB, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                      ----------------------
                                 Title:  Vice President & Treasurer

                                 RICHARDSON C.I. ASSOCIATES, L.P.,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its General Partner

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 SAVANNAH C.I. ASSOCIATES, L.P.,
                                     as Pledgor and Guarantor

                                 By:  PAH-CI HOLDING, LLC, its General
                                      Partner

                                 By:  Patriot American Hospitality
                                      Partnership, L.P., a Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 SFMB, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                      ----------------------
                                 Title:  Vice President & Treasurer


                                 SIERRA SUITES MARKETING
                                     ASSOCIATION,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 ST. LOUIS C.I. ASSOCIATES, L.P.,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its General Partner

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 SUMMERFIELD HOTEL COMPANY, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH-Summerfield LLC, its General
                                      Partner

                                 By:  PAH-Summerfield Holding Corp., its sole
                                      Member

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 SUMMERFIELD HOTEL CORPORATION,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 SUMMERFIELD SUITES MARKETING
                                      ASSOCIATION,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 SYRACUSE ASSOCIATES CORPORATION,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 SYRACUSE REALTY ASSOCIATES, L.P.,
                                      as Pledgor and Guarantor

                                 By:  Syracuse Associates Corporation, its
                                      General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 THE KEY WEST REACH LIMITED
                                      PARTNERSHIP,
                                      as Pledgor and Guarantor

                                 By:  IHC/Reach Corporation, its General
                                      Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 THE PEAKS REAL ESTATE SERVICES,
                                      INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 TOLEDO HOTEL INVESTORS, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH Deuce GP, LLC, its General
                                      Partner

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 TOPEKA C.I. ASSOCIATES, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH-CI HOLDING, LLC, its General
                                      Partner

                                 By: Patriot American Hospitality Partnership, L.P., a Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 WATERFRONT MANAGEMENT
                                      CORPORATION,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                      ----------------------
                                 Title:  Vice President & Treasurer

                                 WATER STREET HOTEL, LTD.,
                                      as Pledgor and Guarantor

                                 By: IHC/Jacksonville Corporation, its General Partner

                                 By   /s/ Richard L. Mahoney
                                      --------------------
                                 Title:  Vice President & Treasurer


                                 WH INTEREST, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                      --------------------
                                 Title:  Vice President & Treasurer


                                 WHC CHICAGO, LLC,
                                      as Pledgor and Guarantor

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 WHC FINANCE, L.P., as Pledgor and
                                      Guarantor

                                 By:  O-H Acquisition, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 WHC FRANCHISE CORPORATION,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                      --------------------
                                 Title:  Vice President & Treasurer

                                 WHCMB, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                      ----------------------
                                 Title:  Vice President & Treasurer


                                 WHCMB OVERLAND PARK, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                 Title:  Vice President & Treasurer


                                 WI OHIO INVESTORS, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 WMC II, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 WYN TRAVEL, INC.,
                                      as Pledgor and Guarantor

                                 By   /s/ Richard L. Mahoney
                                      ----------------------
                                 Title:  Vice President & Treasurer


                                 WYNDHAM ATLANTA LESSEE, LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International, Inc., its sole
                                      member

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President

                                 WYNDHAM IP CORPORATION,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 WYNDHAM INTERNATIONAL, INC., as
                                      Pledgor and not as a Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 WYNDHAM INTERNATIONAL
                                      OPERATING PARTNERSHIP, L.P.,
                                      as Pledgor and Guarantor

                                 By: Wyndham International, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 WYNDHAM MANAGEMENT
                                      CORPORATION,
                                      as Pledgor and Guarantor

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 WYNDHAM MANAGEMENT II, LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By: Wyndham International, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President

                                 WYNDHAM SUMMERFIELD LESSEE, L.P.,
                                      as Pledgor and Guarantor

                                 By:  Wyndham Summerfield Lessee, LLC, its
                                      General Partner

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By: Wyndham International, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 WYNDHAM SUMMERFIELD LESSEE,
                                      LLC,
                                      as Pledgor and Guarantor

                                 By:  Wyndham International Operating
                                      Partnership, L.P., its sole Member

                                 By: Wyndham International, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Sr. Vice President


                                 YO HOTEL INVESTORS, L.P.,
                                      as Pledgor and Guarantor

                                 By:  PAH Deuce GP, LLC, its General Partner

                                 By: Patriot American Hospitality Partnership, L.P., its sole Member

                                 By:  PAH GP, Inc., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                 GAH-II, L.P., as Pledgor and Guarantor

                                 By:  GAH-II Corp., its General Partner

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President


                                 TCC VENEZUELA, L.C., as Pledgor and
                                      Guarantor

                                 By:  CHC Hotels & Resorts Corp., its Member

                                 By   /s/ John P. Bohlmann
                                      --------------------
                                 Title:  Vice President

                                THE CHASE MANHATTAN BANK,
                                  not in its individual capacity but solely as Collateral Agent

                                By /s/ Thomas H. Kozlark
                                   ---------------------
                                Title:  Vice President

                                                                      SCHEDULE I
                                                                      ----------


                             THE COLLATERAL AGENT
                             --------------------

          1.  Appointment.  The Secured Creditors by their acceptance of the
              -----------
benefits of this Agreement, hereby irrevocably designate Chase as Collateral Agent to act as specified herein and in this Agreement. Each Secured Creditor hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto.

          2.  The Collateral Agent in its Individual Capacity.  The Collateral
              -----------------------------------------------
Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Collateral Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Collateral Agent hereunder and may accept fees and other consideration from the Borrower or any Subsidiary or other Affiliate thereof for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

          3.  Nature of Duties.  The Collateral Agent shall have no duties or
              ----------------
responsibilities except those expressly set forth in this Agreement. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under this Agreement or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement or any other Guaranteed Document a fiduciary relationship in respect of any Secured Creditor; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

          4.  Reliance.  The Collateral Agent shall be entitled to rely upon,
              --------
and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, with respect to all legal matters pertaining to this Agreement and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          5.  Sub-Agents.  The Collateral Agent may perform any and all its
              ----------
duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the succeeding or preceding paragraphs shall apply to any such sub-agent and to the

                                                                      Schedule 1
                                                                          Page 2

Related Parties of the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Collateral Agent.

          6.  Resignation of the Collateral Agent.  Subject to the appointment
              -----------------------------------
and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time from the performance of all its functions and duties hereunder by notifying the Required Secured Creditors.
Upon any such resignation, the Required Secured Creditors shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Secured Lenders or shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Required Secured Creditors, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Collateral Agent's resignation hereunder, the provisions herein shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

          7.  Lack of Reliance on the Collateral Agent.  Each Secured Creditor
              ----------------------------------------
acknowledges that it has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Credit Party and each of their Subsidiaries in connection with the making and the continuance of the Loans, participation in Letters of Credit and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of each Credit Party and each of their Subsidiaries and, except as expressly provided in this Agreement, the Collateral Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or issuance of Letters of Credit or at any time or times thereafter. The Collateral Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of any Credit Party or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of any Loan Party or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

          8.  Certain Rights of the Collateral Agent.  No Secured Creditor shall
              --------------------------------------
have the right to cause the Collateral Agent to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Collateral Agent to take any such action. If the Collateral Agent shall request instructions from the Required Secured Creditors

                                                                      Schedule 1
                                                                          Page 3
with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors, and to the extent requested, appropriate indemnification in respect of actions to be taken; and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting (x) hereunder in accordance with the instructions of the Required Secured Creditors or (y) under any Guaranteed Document as provided for therein.

          9.  Indemnification.  To the extent that the Collateral Agent is not
              ---------------
reimbursed and indemnified by the Borrower, the Secured Creditors will reimburse and indemnify that the Collateral Agent, in proportion to their respective principal amounts of Obligations for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Collateral Agent in performing its respective duties hereunder, in any way relating to or arising out of this Agreement; provided that no Secured Creditor shall be liable for any portion of
           --------
such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct.

                                    ANNEX A
                                    -------

     Pledgor:  CHC Hotels & Resorts Corp.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Carnicon Holdings Corp.                FL            100%        1,000 shares                                          100%
                                                                 Common
----------------------------------------------------------------------------------------------------------------------------------
Carnicon-Venezuela Hotel               FL            50%                                                50%            50%
 Consultants, L.C.
----------------------------------------------------------------------------------------------------------------------------------
CHC REIT Lessee Corp.                  FL            100%        100 shares
                                                                 Common
----------------------------------------------------------------------------------------------------------------------------------
CHC REIT Management Corporation        FL            100%        100 shares
                                                                 Common
----------------------------------------------------------------------------------------------------------------------------------
Criterion N.Y., Inc.                   FL            100%        1,000 shares
                                                                 Common
----------------------------------------------------------------------------------------------------------------------------------
Criterion Hotel Management Corp.       FL            100%        1,000 shares
                                                                 Common
----------------------------------------------------------------------------------------------------------------------------------
CSMC of Kalamazoo, Inc.                MI            100%        1,000 shares
                                                                 Common
----------------------------------------------------------------------------------------------------------------------------------
GB Hotel Management de Mexico S
 de  RI de C.V.                        Mexico        100%                                                              35%
----------------------------------------------------------------------------------------------------------------------------------
Grand Bay Management Company           FL            100%        1,000 shares
                                                                 Common
----------------------------------------------------------------------------------------------------------------------------------
TCC Venezuela, L.C.                    FL            50%                                                50%
----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  CHC Lease Partners

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Lessee Holding       DE            100%        100 shares                                            100%
 Corp.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Lessee Member LLC    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  CHC REIT Management Corp.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
CHC Lease Partners                     FL            1%          1% GP
-----------------------------------------------------------------------------------------------------------------------------------
GAH-II Corporation                     DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
GAH-II, L.P.                           DE            49.5%                            49.5% LP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  CHC REIT Lessee Corp.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
CHC Lease Partners                     FL            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  C.I. Albuquerque Lessee GP, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
C.I. Albuquerque Lessee, L.P.          DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Casa Marina Realty Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Casa Marina Realty Partnership, L.P.   DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Chicago-ES Holding Corp.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Chicago-ES Member Corp.                DE            100%        100 shares                                            100%
-----------------------------------------------------------------------------------------------------------------------------------



     Pledgor:  Deuce Management Company LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
GAH-II, L.P.                           DE            0.48%                            0.48% GP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  Family Suites Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Family Suites Limited Partnership      DE            GP                               GP                               GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Family Suites Management Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Family Suites Management               DE            GP                               GP                               GP
Partnership, L.P.
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Glenview Hospitality, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
DT Glenview, LLC                       DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHC/Interstone Partnership II, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners I, L.P.      DE            50.5%                            50.5% LP
-----------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners II, L.P.     DE            50.5%                            50.5% LP                         50.5% LP
-----------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners III, L.P.    DE            50.5%                            50.5% LP                         50.5% LP
----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners IV, L.P.     DE            50.5%                            50.5% LP                         50.5% LP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHC/Jacksonville Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Water Street Hotel, Ltd.               DE            1%                               1% GP                            1% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHC/Maryville Hotel Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Maryville Centre Hotel Joint Venture   MO            50%                              50% GP                           50% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHC Member Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
IHC Realty Partnership, L.P.           DE            1.0333%                          1.0333% GP
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Texas Corporation                  DE            100%                             100%
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  IHC/Park West Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Interstate/Montour Associates, Ltd.    PA            95.6075%                         95.6075% GP
-----------------------------------------------------------------------------------------------------------------------------------
PW Land Associates Limited             PA            99%                              99% GP                           99% GP
 Partnership
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHC/Reach Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
The Key West Reach Limited             DE            1%                               1% GP                            1% GP
 Partnership
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHC Realty Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
ES Phoenix Mezz Manager Corp.          DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
ES Schaumburg Mezz Manager Corp.       DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
H-Columbus Mezz Manager Corp.          DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
H-Gateway Mezz Manager Corp.           DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Hilt-Hilt Mezz Manager Corp.           DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Conshohocken Partnership, L.P.     DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Denver Partnership, L.P.           DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Houston Partnership, L.P.          DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
IHC Realty Partnership, L.P.           DE            1.0333%                          1.0333% GP                       1.0333% GP
-----------------------------------------------------------------------------------------------------------------------------------
IHP Investment Company, L.L.C.         DE            1%                               1%                               1%
-----------------------------------------------------------------------------------------------------------------------------------
Interstone/CGL (WC) Partners LP        DE            1%                               1% GP                            1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Interstone/PAH-Partners, L.P.          DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Parsippany Manager Corp.               DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
R-Lisle Manager Corp.                  DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
Rad-Burl. Manager Corp.                DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
Rad-Jose Manager Corp.                 DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHC Realty Partnership, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Casa Marina Realty Partnership, L.P.   DE            97.6063%                         97.6063% LP
-----------------------------------------------------------------------------------------------------------------------------------
ES Phoenix Mezz, LLC                   DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
H-Columbus Mezz, LLC                   DE            100%                                               100%            100%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
H-Gateway Mezz, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Hunt-Hilt Mezz, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Denver Partnership, L.P.           DE            89%                              89% LP
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Conshohocken Partnership, L.P.     DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
IHP/Class B Partnership, L.P.          DE            98.7829%                         98.7829% GP                      98.7829% GP
-----------------------------------------------------------------------------------------------------------------------------------
IHP Investment Company, L.L.C.         DE            99%                                                99%            99%
-----------------------------------------------------------------------------------------------------------------------------------
Interstone/CGL (WC) Partners LP        DE            64%                              64% LP                           64% LP
-----------------------------------------------------------------------------------------------------------------------------------
Interstone/PAH-Partners L.P.           DE            98%                              98% LP
-----------------------------------------------------------------------------------------------------------------------------------
The Key West Reach Limited             DE            96.1194%                         96.1194% LP                      96.1194% LP
 Partnership
-----------------------------------------------------------------------------------------------------------------------------------
PW Land Associates Limited             PA            1%                               1% LP                            1% LP
 Partnership
-----------------------------------------------------------------------------------------------------------------------------------
Parsippany, LLC                        DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
R-Lisle, LLC                           DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Rad-Burlington, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Rad-Jose, LLC                          DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Swatara Associates                     PA            97.9636%                         1.3350% GP
                                                                                      96.6286% LP
-----------------------------------------------------------------------------------------------------------------------------------
Syracuse Realty Associates             DE            93%                              93% LP                           93% LP
-----------------------------------------------------------------------------------------------------------------------------------
Water Street Hotel, Ltd.               DE            84%                              84% LP                           84% LP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  IHC/Santa Maria Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Santa Maria Joint Venture              DE            50%                              50% GP                           50% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHC/Texas Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
IHC/Houston Partnership, L.P.          DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHP/Class B Partnership, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Chicago-ES, LLC                        DE            99%                                                99%            99%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  IHP Investment Company, L.L.C.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
IHP Holdings Partnership, L.P.         PA            19.8165%                         19.8165% GP                      19.8165% GP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  Interstate/Montour Associates, Ltd.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Park West Hotel Associates             PA            50%                              50% GP                           50% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Interstone/PAH-Partners, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
ES Schaumburg Mezz, LLC                DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  Melbourne Hospitality, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
-----------------------------------------------------------------------------------------------------------------------------------
H-Melbourne, L.P.                      DE            99.5%                            99.5% LP                         99.5% LP
-----------------------------------------------------------------------------------------------------------------------------------
H-Melbourne GP, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  O-H Acquisition, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
WHC Finance, L.P.                      DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  PA Troy Hospitality Investors, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Mar-Ty Mezz, LLC                       DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Allen Operating Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-GP Allen Partners, L.P.            DE            1%                               1% GP                            1% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Buttes, L.L.C.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
W-Buttes Mezz, LLC                     DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Carefree, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Resorts Limited Partnership II         DE            .1%                              .1% GP                           .1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Resorts Limited Partnership            DE            1%                               1% GP                            1% GP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  PAH-CI Holdings, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Albuquerque C.I. Associates, L.P.      KS            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
CI Holding, L.L.C.                     KS            1%                                                 1%
-----------------------------------------------------------------------------------------------------------------------------------
Savannah C.I. Associates, L.P.         GA            5%                               5% GP
-----------------------------------------------------------------------------------------------------------------------------------
Topeka C.I. Associates, L.P.           KS            3.49%                            3.49% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Columbus Holding, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
WHC Columbus Corporation               DE            100%        102 shares                                            100%
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-DT Chicago O'Hare Partners, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
DT-Des Plaines Mezz Manager Corp.      DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
DT-Des Plaines Mezz, LLC               DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  PAH-DT Miami Airport Partners, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
DT Miami LP Holding, L.L.C.            DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
DT Miami LP Manager Corp.              DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-DT Tallahassee Partners, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
DT Tallahassee LP Holding, LLC         DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
DT Tallahassee LP Manager Corp.        DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
DT Tallahassee Mezz, L.P.              DE            99.5%                            99.5% LP                         99.5% LP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Deuce GP, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Glenview Hospitality, L.P.             DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Kansas City Hospitality, L.P.          DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Marina Hospitality, L.P.               DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Melbourne Hospitality, L.P.            DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Toledo Hotel Investors, L.P.           DE                    1%                       1% GP
-----------------------------------------------------------------------------------------------------------------------------------
YO Hotel Investors, L.P.               DE                    1%                       1% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Franchise Holding, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Crossroads Development Company         DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
Don CeSar Holdings, LLC                DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Don CeSar Resort Hotel, Ltd.           FL            12%                              12% LP                           12% LP
-----------------------------------------------------------------------------------------------------------------------------------
HMC/Interstate Ontario, L.P.           DE            10%                              10% LP                           10% LP
-----------------------------------------------------------------------------------------------------------------------------------
HMC/Interstate Manhattan Beach, L.P.   DE            25%                              25% LP                           25% LP
-----------------------------------------------------------------------------------------------------------------------------------
HMC/Interstate Waterford, L.P.         DE            25%                              25% LP                           25% LP
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Pittsburgh Partnership, L.P.       DE            6.7673%                          6.7673% LP                       6.7673% LP
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Santa Maria Corporation            DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC Title Agency Corporation           DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Real Estate Member, Inc.           DE            100%        100 shares
                                                                 Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-Pittsburgh, LLC                    DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
WHC Franchise Corporation              DE            100%        102 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-GAH Holdings, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-GAH Holdings, L.P.                 DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-GBM, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-Grand Bay Miami, L.P.              DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH GP, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
1500 Canal Street Investors II, L.P.   DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Boulders Joint Venture                 AZ            .1%                              .1% GP
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Bourbon Orleans Investors II, L.P.     DE            1%                               1% GP                            1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Chicago-ES Holding Corp.               DE            100%        100 shares
-----------------------------------------------------------------------------------------------------------------------------------
DT Denver Mezz Manager Corp.           DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
DT Glenview Manager Corp.              DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
H-Cleveland Mezz Manager Corp.         DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
H-Delmar Mezz Manager Corp.            DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
H-Melbourne Manager Corp.              DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
M-Troy Mezz Manager Corp.              DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
PA Hunt Valley Investors, L.P.         DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
PA Troy Hospitality Investors, L.P.    DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Carefree, L.P.                     DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Ventana Canyon, L.P.               DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Patriot Miami Note Holder, L.P.        DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American Hospitality           VA            1%                               1% GP
Partnership, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
R-Houston LP Manager Corp.             DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
Tree-Mass Mezz Manager Corp.           DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Bel Age Mezz Manager Corp.           DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
WCHNW Manager Corp.                    DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Brookfield Manager Corp.             DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
W-Buttes Mezz Manager Corp.            DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Charlotte Manager Corp.              DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Commerce Mezz Manager Corp.          DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Emerald Mezz Manager Corp.           DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Franklin L.P. Manager Corp.          DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Garden Atlanta Manager Corp.         DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Greenspoint Holding Corp.            DE            100%        100 shares                                            100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Indiana Mezz Manager Corp.           DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Miami Airport Manager Corp.          DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Richardson L.P. Manager Corp.        DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Schaumburg Mezz Manager Corp.        DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Tampa Manager Corp.                  DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Holding Corp.        DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-GP Allen Partners, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-DT Allen Partners, L.P.            DE            85%                              85% GP                           85% GP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  PAH-IP Holding, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation                 DE            100%        102 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Interest Holding, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
WH Interest, Inc.                      TX            100%        100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Interstone, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
IHC/Interstone Partnership II, L.P.    DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners I L.P.       DE            .5%                              .5% GP
-----------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners II L.P.      DE            .5%                              .5% GP                           .5% GP
-----------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners III L.P.     DE            .5%                              .5% GP                           .5% GP
-----------------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners IV L.P.      DE            .5%                              .5% GP                           .5% GP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  PAH LP, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Patriot American Hospitality           VA            91%                              91% LP                           73.6% LP
Partnership, L.P.
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Leasing, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
BJV Realty, Inc.                       AZ            100%        1,000 shares
                                                                 Common
----------------------------------------------------------------------------------------------------------------------------------
The Boulders Carefree Sewer            AZ            100%        1,000 shares
Corporation                                                      Common
-----------------------------------------------------------------------------------------------------------------------------------
The Peaks Real Estate Services, Inc.   AZ            66.66%      1,000 shares
                                                                 Preferred
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Management Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
DFW/H&R, Inc.                          TX            49%         490 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
HMG Beverage, Inc.                     TX            100%        400 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
INTMB, Inc.                            DE            100%        100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Interstate Holdings, Inc.          DE            46.721%     11,567.15 shares                                      46.721%
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Pittsburgh C.I. Holding, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Pittsburgh C.I., Inc.                  KS            100%        102 shares                                            100%
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Pittsburgh, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
IHC/Pittsburgh Partnership, L.P.       DE            92.2327%                         92.2327% GP                      92.2327% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-RH, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-River House, L.P.                  DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  PAH-Real Estate Member, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
IHC/Pittsburgh Partnership, L.P.       DE            1%                               1% GP                            1% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-River House, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
W-Miami Airport GP, LLC                DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Miami Airport, L.P.                  DE            99.5%                            99.5% LP                         99.5% LP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-River North, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Block 125 River North Hotel Venture,   DE            19.9%                                              19.9%          19.9%
LLC
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  PAH-Stanly Holding LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-Stanly Ranch LLC                   DE            1%                                                 1%             1%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Summerfield Holding Corp.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield LLC                    DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
Summerfield Hotel Company, L.P.        KS            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Summerfield Hotel Corporation          DE            100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Summerfield, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Summerfield Hotel Company L.P.         KS            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  PAH-Summerfield Leasing, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Summerfield Hotel Leasing Corporation  KS            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-T, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-Tampa, L.P.                        DE            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-Tampa, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
W-Tampa, GP, LLC                       DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Tampa, L.P.                          DE            99.5%                            99.5%                            99.5%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PAH-WMC Holding, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Wyndham Management Corporation         DE            100%        102 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  PAH-Xerxes Holding, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Xerxes Limited                         Jamaica       99.5%       199 shares                                            35%
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  PW Land Associates Limited Partnership

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Park West Hotel Associates             PA            50%                              50% GP                           50% GP
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Patriot American Hospitality, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Casa Marina Realty Corporation         DE            98.6063%    600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Park West Corporation              DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC Miami Mortgage Corporation         DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Reach Corporation                  DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
IHC/Jacksonville Corporation           DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Maryville Hotel Corporation        DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Capital Corporation                DE            100%        100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC Member Corporation                 DE            100%        100 shares Class
                                                                 A Common
                                                                 12,075 shares
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC Realty Corporation                 DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Miami Beach Corporation            DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
Interstate Hotels Corporation          DE            3%          181,916 shares
                                                                 Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-LP, Inc.                           DE            100%        100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Allen Operating Corporation        DE            100%        100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Acquisition Corp.                  DE            100%        100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-GP, Inc.                           DE            100%        100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-BV Holding Corp.                   DE            100%        1000 shares                                           100%
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-CI Holding, LLC                    DE            1%                                                 1%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Franchise Holding, Inc.            DE             94.3464%   20,071.2429
                                                                 shares Class B
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-HVP Holding Corp.                  DE             100%       1,000 shares                                          100%
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Interstate Holdings, Inc.          DE             52.279%    12,943.34 shares                                      52.279%
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Management Corporation             DE             99%        9,900 shares
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
Syracuse Associates Corporation        DE             100%       600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
W-Novi Mezz Manager Corp.              DE             100%                                                             100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Novi Mezz, LLC                       DE             100%                                              100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Pleasanton Mezz, LLC                 DE             100%                                              100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Pleasanton Mezz Manager Corp.        DE             100%                                                             100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Wood Dale Mezz Manager Corp.         DE             100%                                                             100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Wood Dale Mezz, LLC                  DE             100%                                              100%           100%
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  Patriot American Hospitality Partnership, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
1500 Canal Street Investors II, L.P.   DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Albuquerque C.I. Associates, L.P.      KS            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Atlanta C.I. Associates II, L.P.       KS            49%                              49% LP                           49% LP
-----------------------------------------------------------------------------------------------------------------------------------
Atlanta American Hotel Investors,      DE            69%                              69% LP                           69% LP
 L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Boulders Joint Venture                 AZ            99.9%                            99.9% GP
-----------------------------------------------------------------------------------------------------------------------------------
Bourbon Orleans Investors II, L.P.     DE            99%                              99% LP                           99% LP
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Holding, L.L.C.                   KS            99%                                                99%
-----------------------------------------------------------------------------------------------------------------------------------
C.I. General L.L.C.                    KS            20%                                                20%            20%
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Wichita General, L.L.C.           KS            20%                                                20%            20%
-----------------------------------------------------------------------------------------------------------------------------------
City Centre Partnership, L.P.          DE            92.5%                            92.5% GP
-----------------------------------------------------------------------------------------------------------------------------------
CPHPAH-Dos Pueblos Associates, LLC     DE            4%                                                 4%             4%
-----------------------------------------------------------------------------------------------------------------------------------
DT Denver Mezz, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
GHALP Partnership, L.P.                DE            99%                              99% LP                           99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Glenview Hospitality, L.P.             DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
H-Cleveland Mezz, LLC                  DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
H-Delmar Mezz, LLC                     DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Hotel Venture Partners, Ltd.           FL            88.39%                           88.39% LP                        88.39% LP
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Kansas City Hospitality, L.P.          DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Marina Hospitality, L.P.               DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Melbourne Hospitality, L.P.            DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PA Ravinia Partners                    VA            4%                               4% GP
-----------------------------------------------------------------------------------------------------------------------------------
PA Hunt Valley Investors, L.P.         VA            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PA Troy Hospitality Investors, L.P.    DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Akron, L.L.C.                      DE            90%                                                90%            90%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Batterymarch Realty Company, LLC   DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Beachwood II, LLC                  DE            90%                                                90%            90%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Beachwood I, LLC                   DE            90%                                                90%            90%
-----------------------------------------------------------------------------------------------------------------------------------
PAH Billerica Realty Company, LLC      DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Buttes L.L.C.                      DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-BV Palace, L.P.                    DE            99.5%                            99.5% LP                         99.5% LP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Carefree, L.P.                     DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-CI Holding, LLC                    DE            99%                                                99%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Columbus Holding, Inc.             DE            99%         9,900 Shares
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Deuce GP, LLC                      DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-DT Chicago O'Hare Partners, L.P.   DE            90%                              90% GP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-DT Miami Airport Partners, L.P.    DE            90%                              90% GP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-DT Minneapolis Suites Partners,    DE            90%                              90% GP
 L.P.
-----------------------------------------------------------------------------------------------------------------------------------
PAH-DT Park Place Partners, L.P.       DE            90%                              90% GP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-DT Tallahassee Partners, L.P.      DE            90%                              90% GP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-FF&E Holding, Inc.                 DE            99%         99 shares
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Franchise Holding, Inc.            DE            4.6536%     9,900 Shares
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
PAHG FF&E Holding, Inc.                DE            99%         99 shares
-----------------------------------------------------------------------------------------------------------------------------------
PAH-GBM, LLC                           DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-GP Allen Partners, L.P.            DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Grand Bay Miami, L.P.              DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Interest Holding, Inc.             DE            99%         9,900 shares
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-IP Holding, Inc.                   DE            99%         9,900 shares
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
PAHP FF&E Holding, Inc.                DE            99%         99 shares
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Pittsburgh CI Holding, Inc.        DE            99%         9,900 shares
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH Ravinia, Inc.                      VA            99.04%      Class B -
                                                                 Non-Voting
-----------------------------------------------------------------------------------------------------------------------------------
PAH-RH, LLC                            DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-River House, L.P.                  DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-River North, LLC                   DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield Holding Corp.          DE            9.09%       100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield Leasing, Inc.          DE            9.09%       100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-T, LLC                             DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Tampa, L.P.                        DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Ventana Canyon, L.P.               DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Westlake LLC                       DE            90%                                                90%            90%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Westmont CI Holding, Inc.          DE            99%         10,890 shares                                         99%
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Windwatch Partners                 DE            4%                               4% GP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Windwatch, LLC                     DE            99%                                                99%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-WMC Holding, Inc.                  DE            99%         9,900 shares
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Xerxes Holding, Inc.               DE            99%         9,900 shares
                                                                 Class B Common
-----------------------------------------------------------------------------------------------------------------------------------
Patriot Bougainvillea, LLC             DE            25%                                                25%            25%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Patriot Land Holding LLC               DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
Patriot Miami Note Holder, L.P.        DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Patriot Racetrack Land LLC             DE            99%                                                99%
-----------------------------------------------------------------------------------------------------------------------------------
Resorts Limited Partnership            DE            99%                              99% LP                           99% LP
-----------------------------------------------------------------------------------------------------------------------------------
R-Houston LP, LLC                      DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Richardson C.I. Associates, L.P.       TX            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Rose Hall Associates Limited           TX            99%                              99% LP
 Partnership
-----------------------------------------------------------------------------------------------------------------------------------
Savannah C.I. Associates, L.P.         GA            95%                              95% LP
-----------------------------------------------------------------------------------------------------------------------------------
St. Louis C.I. Associates, L.P.        MO            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
Summerfield Hotel Leasing Company,     KS            99%                              99% LP                           99% LP
 L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Summerfield HPT Lease Company, L.L.C.  DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Summerfield HPT Lease Company, L.P.    KS            99%                              99% LP                           99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Toledo Hotel Investors, L.P.           DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Topeka C.I. Associates, L.P.           KS            96.51%                           96.51% LP
-----------------------------------------------------------------------------------------------------------------------------------
Travis Real Estate Group Joint         TX            65.48%                           65.48%                           65.48%
 Venture
-----------------------------------------------------------------------------------------------------------------------------------
Tree-Mass Mezz, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Bel Age Mezz, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
W-Brookfield, LLC                      DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Charlotte, LLC                       DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
WCHNW, LLC                             DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Colinas LP Manager Corp.             DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Colinas Mezz LP, LLC                 DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Commerce Mezz, LLC                   DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Emerald Mezz, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Franklin Mezz, LP, LLC               DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
WG Member, LLC                         DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Garden Atlanta, LLC                  DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
WHC Atlanta GP, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
WHC Chicago, LLC                       DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
WHC Finance, L.P.                      DE            99%                       99% LP
-----------------------------------------------------------------------------------------------------------------------------------
WI Ohio Investors, Inc.                DE            99%
-----------------------------------------------------------------------------------------------------------------------------------
Wichita C.I. Associates III, L.P.      KS            86.64%                    86.64% LP                               86.64% LP
-----------------------------------------------------------------------------------------------------------------------------------
W-Indiana Mezz, LLC                    DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
W-Schaumburg Mezz, LLC                 DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Peachtree Member, LLC          DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
YO Hotel Investors, L.P.               DE            99%                       99% LP
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  Patriot Grand Heritage, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Burrllen Enterprises of Maryland       MD            1%                               1% GP
-----------------------------------------------------------------------------------------------------------------------------------
GH Trademarks, LLC                     MD            1%                                                 1%
-----------------------------------------------------------------------------------------------------------------------------------
GH-Atlanta, LLC                        MD            1%                                                 1%
-----------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Leasing, LLC            MD            1%                                                 1%
-----------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Real Estate            MD             1%                                                 1%
 Group LLC
-----------------------------------------------------------------------------------------------------------------------------------
P.H.G., LLC                           MD             1%                                                 1%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Patriot Land Holding LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Patriot Racetrack Land LLC             DE            1%                                                 1%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Richardson C.I. Associates, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
W-Richardson Mezz L.P., LLC            DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  Summerfield Hotel Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Sierra Suites Marketing                KS            100%                             100%
Association
------------------------------------------------------------------------------------------------------------------------------------
Summerfield Suites Marketing          DE             100%                             100%
Association
------------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Syracuse Associates Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Syracuse Realty Associates,            DE            1%                               1% GP                            1% GP
L.P.
------------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  TCC Venezuela, L.C.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
TCC Maturin, C.A.                      FL            100%                             100%                             35%
------------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  WHC Chicago, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Oxford Wyn 633                         DE            50%                                                50%            50%
Investment Company,
L.L.C.
-----------------------------------------------------------------------------------------------------------------------------------



     Pledgor:  WHCMB, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
CHMB, Inc.                             TX            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
GHMB, Inc.                             TX            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
MBAH, Inc.                             TX            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PSMB, Inc.                             CA            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
WHCMB Overland Park,                   KS            100%        1,000 shares
                                                                 Common
Inc.
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  WI Ohio Investors, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-Akron, L.L.C.                      DE            10%                                                10%            10%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-Beachwood II, LLC                  DE            10%                                                10%            10%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Beachwood I, LLC                   DE            10%                                                10%            10%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Westlake LLC                       DE            10%                                                10%            10%
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Wyndham International, Inc.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
CHC Hotels & Resorts Corp.             FL            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Lessee GP, Inc.                   DE            100%        100 shares                                            100%
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
GHALP Operating GP, Inc.               DE            100%        100 shares                                            100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH Ravinia, Inc.                      VA            1%                                                                [1%]
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American                       DE            100%
Hospitality, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Resorts Services, Inc.                 AZ            99%         622.50 shares
                                                                 Non-voting
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
Salt Lake City                         DE            100%        100 shares                                            100%
Operating GP, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Atlanta Lessee,                DE            100%                                               100%
LLC
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Wyndham International                  DE            81%                              80% LP
Operating Partnership,                                                                1% GP
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
WYN Travel, Inc.                       DE            100%        100 shares
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Wyndham International Operating Partnership, L.P.

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Arcadian Hotels Limited                UK            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Burrllen Enterprises of                MD            99%                              99% GP
Maryland
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Albuquerque                       DE            99%                              99% LP
Lessee, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Wichita Lessee,                   DE            99%                              99% LP                           99% LP
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Albuquerque Lessee                DE            100%                                               100%
GP, LLC
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Overland Park                     DE            99%                              99% LP                           99% LP
Lessee, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Atlanta Lessee,                   DE            99%                              99% LP                           99% LP
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Knoxville Lessee,                 DE            99%                              99% LP                           99% LP
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
C.I. Omaha Lessee, L.P.                DE            99%                              99% LP                           99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Carefree Management LLC                DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
CFMB, Inc.                             DE            100%        100 shares                                            100%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Deuce Management                       TX            100%                                               100%
Company LLC
-----------------------------------------------------------------------------------------------------------------------------------
ESC Greenspoint Member,                DE            100%                                               100%           100%
LLC
-----------------------------------------------------------------------------------------------------------------------------------
ESC Greenspoint Holding                DE            100%        100 shares                                            100%
Corp.
-----------------------------------------------------------------------------------------------------------------------------------
Family Suites                          DE            100%        600 shares
Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Family Suites                          DE            100%        600 shares
Management Corporation
-----------------------------------------------------------------------------------------------------------------------------------
FS Development                         DE            100%        600 shares
Corporation
-----------------------------------------------------------------------------------------------------------------------------------
GAH-II, L.P.                           DE            48.34%                           48.34% LP
-----------------------------------------------------------------------------------------------------------------------------------
GH (Cayman) Limited                    Cayman        100%        999 shares                                            35%
                                       Islands                   Common
-----------------------------------------------------------------------------------------------------------------------------------
GH Trademarks, LLC                     MD            99%                                                99%
-----------------------------------------------------------------------------------------------------------------------------------
GH-Atlanta, LLC                        MD            99%                                                99%
-----------------------------------------------------------------------------------------------------------------------------------
GH-Chicago, Inc.                       IL            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
GH-Detroit, Inc.                       MI            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
GH-Greeneville, Inc.                   TN            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
GH-Providence, Inc.                    RI            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
GH-San Diego, Inc.                     DE            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
GH-Wichita, Inc.                       KS            100%        200 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
GHALP Operating                        DE            99%                              99% LP                           99% LP
Partnership, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
GHV-Colorado, Inc.                     CO            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
GHV-Galveston, Inc.                    TX            100%        1,000 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
Grand Bay Management,                  FL            100%                                               100%
LLC
-----------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Hotels,                 MD            100%        6,000 shares
                                                                 Common
Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Leasing,                MD            99%                                                99%
LLC
-----------------------------------------------------------------------------------------------------------------------------------
Grand Heritage Real                    MD            99%                                                99%
Estate Group, LLC
-----------------------------------------------------------------------------------------------------------------------------------
Grand Management                       FL            100%        1,000 shares
Services, Inc.                                                   Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Interstone                         DE            99%                              99% LP
Partnership II, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
IHC/Burlington                         VT            100%        100 shares
Corporation                                                      Common
-----------------------------------------------------------------------------------------------------------------------------------
IHC/FS Development                     DE            100%        600 shares
Corporation
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
IHC/Jamaica Corporation                DE            100%        600 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
IHP Lessee, LLC                        DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
L'Horizon Management                   Jersey        100%        100 shares                                            100%
(Jersey) Ltd.                                                    Common
-----------------------------------------------------------------------------------------------------------------------------------
L'Horizon Hotel                        Jersey        100%                                                              100%
(Jersey) Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
P.H.G. LLC                             MD            99%                                                99%
-----------------------------------------------------------------------------------------------------------------------------------
Malmaison Hotels Limited               England &     100%                                                              100%
                                       Wales
-----------------------------------------------------------------------------------------------------------------------------------
PAH Asset Management,                  DE            100%                                               100%
LLC
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Batterymarch                       DE            100%                                               100%
Operating Company, LLC
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Columbus Holding,                  DE            1%          100 shares
Inc.                                                             Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-FF&E Holding, Inc.                 DE            1%          1 share
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Franchise Holding,                 DE            1%          212.7398 shares
Inc.                                                             Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAHG FF&E Holding, Inc.                DE            1%          1 share
-----------------------------------------------------------------------------------------------------------------------------------
PAH-GAH Holdings, L.P.                 DE            99%                              99% LP
-----------------------------------------------------------------------------------------------------------------------------------
PAH-GAH Holding, LLC                   DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-Interest Holding,                  DE            1%          100 shares
Inc.                                                             Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Interstate                         DE            1%          247.58 shares                                         1%
Holdings, Inc.                                                   Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Interstone, Inc.                   DE            100%        100 shares
                                                                 Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-IP Holding, Inc.                   DE            1%          100 shares
                                                                 Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Leasing LLC                        DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Management                         DE            1%          100 shares
Corporation                                                      Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAHMB Maryland, Inc.                   MD            100%        100 shares                                            100%
-----------------------------------------------------------------------------------------------------------------------------------
PAHMB, Inc.                            TX            100%        100 shares
-----------------------------------------------------------------------------------------------------------------------------------
PAHP FF&E Holding, Inc.                DE            1%          1 share
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Pittsburgh CI                      DE            1%          100 shares
Holding, Inc.                                                    Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Stanly Holding LLC                 DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Stanly Ranch LLC                   DE            99%                                                99%            99%
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield Holding                DE            90.91%      2 shares
Corp.                                                            Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield                        DE            90.91%      2 shares
Leasing, Inc.                                                    Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Westmont CI                        DE            1%          110 shares                                            1%
Holding, Inc.                                                    Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-WMC Holding, Inc.                  DE            1%          100 shares
                                                                 Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
PAH-Xerxes Holding, Inc.               DE            1%          100 shares
                                                                 Class A
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
Patriot Bougainvillea                  DE            100%                                               100%
Development Company, LLC
-----------------------------------------------------------------------------------------------------------------------------------
Patriot Bougainvillea,                 DE            75%                                                75%            75%
LLC
-----------------------------------------------------------------------------------------------------------------------------------
Patriot Grand Heritage,                DE            100%                                               100%
LLC
-----------------------------------------------------------------------------------------------------------------------------------
Patriot Holding LLC                    DE            100%                                               100%
-----------------------------------------------------------------------------------------------------------------------------------
PWMB, Inc.                             DE            100%        100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
Reserve Collection                     DE            100%                                               100%           100%
Boulders, LLC
-----------------------------------------------------------------------------------------------------------------------------------
Reserve Collection                     DE            100%                                               100%           100%
Peaks, LLC
-----------------------------------------------------------------------------------------------------------------------------------

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Salt Lake City                         DE            99%                              99% LP                           99% LP
Operating Partnership,
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
SFMB, Inc.                             DE            100%        100 shares
-----------------------------------------------------------------------------------------------------------------------------------
WI Ohio Investors, Inc.                DE            1%          100 shares
                                                                 Class Common
-----------------------------------------------------------------------------------------------------------------------------------
W-SSH, LLC                             DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham HPT Lessee LLC                 DE            100%                                               100%           100%
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham HPT Lessee, L.P.               DE            99%                              99% LP                           99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Management II,                 DE            100%                                               100%
LLC
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham SN Lessee Corp.                DE            100%                                                              100%
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham SN Lessee, L.P.                DE            99%                              99% LP                           99% LP
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Summerfield                    DE            100%                                               100%
Lessee LLC
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Summerfield                    DE            99%                              99% LP
Lessee, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham UK Holdings                    England &     100%                                                              100%
Limited                                Wales
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  Wyndham Management Corporation

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Clubhouse Inns of                      KS            100%        100 shares
America, Inc.                                                    Common
-----------------------------------------------------------------------------------------------------------------------------------
Waterfront Management                  DE            100%        100 shares
Corporation                                                      Common
-----------------------------------------------------------------------------------------------------------------------------------
WHC Caribbean Limited                 Jamaica        .5%         1 share                                               .5%
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
WHCMB Toronto, Inc.                   Canada         100%        1 share                                               35%
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
WHCMB Utah Private Club               UT             100%                                                              100%
Corporation
-----------------------------------------------------------------------------------------------------------------------------------
WHCMB, Inc.                           DE             100%        100 shares
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Hotels &                      Bermuda        100%        12,000 shares                                         35%
Resorts Management, Ltd.                                         Common
-----------------------------------------------------------------------------------------------------------------------------------
Wyndham Hotels &                      Aruba          100%        10 shares                                             35%
Resorts (Aruba) N.V.                                             Common
-----------------------------------------------------------------------------------------------------------------------------------
Xerxes Limited                        Jamaica        .5%         1  share                                              .5%
                                                                 Common
-----------------------------------------------------------------------------------------------------------------------------------


     Pledgor:  Wyndham Management II, LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
WMC II, Inc.                           DE            100%        100 shares
-----------------------------------------------------------------------------------------------------------------------------------

     Pledgor:  Wyndham Summerfield Lessee LLC

Subsidiary/Unconsolidated Entity    Jurisdiction   Ownership     Number and Type     Partnership     Membership       Equity Not
                                                                    of Shares        Interests       Interests       Being Pledged
----------------------------------------------------------------------------------------------------------------------------------
Wyndham Summerfield                    DE            1%                               1% GP
Lessee, L.P.
------------------------------------------------------------------------------------------------------------------------------------

The following Pledgors hold no Securities:

 1.  1500 Canal Street Investors II, L.P.
 2.  Albuquerque C.I. Associates, L.P.
 3.  BJV Realty, Inc.
 4.  Boulders Carefree Sewer Corporation
 5.  Boulders Joint Venture
 6.  Burrllen Enterprises of Maryland
 7.  CHMB, Inc.
 8.  C.I. Albuquerque Lessee, L.P.
 9.  Carefree Management LLC
10.  Clubhouse Inns of America, Inc.
11.  Criterion Hotel Management Corp.
12.  Criterion NY Inc.
13.  Crossroads Development Company
14.  CSMC of Kalamazoo, Inc.
15.  FS Development Corporation
16.  GAH-II, L.P.
17.  GHMB, Inc.
18.  GH-Atlanta, LLC
19.  GH-Chicago, Inc.
20.  GH-Detroit, Inc.
21.  GH-Greeneville, Inc.
22.  GH-Providence, Inc.

23.  GH-San Diego, Inc.
24.  GH Trademarks, LLC
25.  GH-Wichita, Inc.
26.  GHV-Colorado, Inc.
27.  GHV-Galveston, Inc.
28.  Grand Bay Management Company
29.  Grand Bay Management, LLC
30.  Grand Heritage Hotels, Inc.
31.  Grand Heritage Leasing LLC
32.  Grand Heritage Real Estate Group LLC
33.  Grand Management Services, Inc.
34.  HMG Beverage, Inc.
35.  IHC/Burlington Corporation
36.  IHC/Capital Corporation
37.  IHC/Conshohoken Partnership, L.P.
38.  IHC/Denver Partnership, L.P.
39.  IHC/FS Development Corporation
40.  IHC/Houston Partnership, L.P.
41.  IHC/Jamaica Corporation
42.  IHC/Miami Beach Corporation
43.  IHC/Miami Mortgage Corporation
44.  IHC/Title Agency Corporation
45.  IHP Lessee, LLC
46.  INTMB, Inc.

47.  Interstone Three Partners I, L.P.
48.  Kansas City Hospitality, L.P.
49.  Key West Reach Limited Partnership
50.  MBAH, Inc.
51.  Marina Hospitality, L.P.
52.  P.H.G. LLC
53.  PA Hunt Valley Investors, L.P.
54.  PAH-Acquisition Corporation
55.  PAH Asset Management, LLC
56.  PAH-Batterymarch Operating Company, LLC
57.  PAH-DT Minneapolis Suites Partners, L.P.
58.  PAH-DT Park Place Partners, L.P.
59.  PAH-FF&E Holding, Inc.
60.  PAH-GAH Holdings, L.P.
61.  PAH-Grand Bay Miami, L.P.
62.  PAHG FF&E Holding, Inc.
63.  PAHMB, Inc.
64.  PAHP FF&E Holding, Inc.
65.  PAH-Ventana Canyon, L.P.
66.  Park West Hotel Associates
67.  Patriot Bougainvillea Development Company, LLC
68.  Patriot Holding LLC
69.  Patriot Miami Note Holder, L.P.
70.  Patriot Racetrack Land LLC

71.  The Peaks Real Estate Services, Inc.
72.  PSMB, Inc.
73.  PWMB, Inc.
74.  SFMB, Inc.
75.  Savannah C.I. Associates, L.P.
76.  Sierra Suites Marketing Association
77.  St. Louis C.I. Associates, L.P.
78.  Summerfield Hotel Company, L.P.
79.  Summerfield Suites Marketing Association
80.  Syracuse Realty Associates, L.P.
81.  Toledo Hotel Investors, L.P.
82.  Topeka C.I. Associates, L.P.
83.  Water Street Hotel, Ltd.
84.  Waterfront Management Corporation
85.  WH Interest, Inc.
86.  WHC Finance, L.P.
87.  WHC Franchise Corporation
88.  WHCMB Overland Park, Inc.
89.  WMC II, Inc.
90.  WYN Travel, Inc.
91.  Wyndham Atlanta Lessee, LLC
92.  Wyndham IP Corporation
93.  Wyndham Summerfield Lessee, L.P.
94.  YO Hotel Investors, L.P.

                                    Annex B
                                 List of Notes



------------------------------------------------------------------------------------------------------------------------------------
Lender                      Borrower                  Amount Outstanding        Additional Information
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             William W. Evans, III     $424,375                 Non-recourse loan (1998) for assistance with
Hospitality, Inc.                                      (as of 6/25/99)          payment of income taxes in connection with the
                                                                                vesting of shares of paired common stock.  Due on
                                                                                November 27, 2003 or 60 days after termination of
                                                                                employment, if earlier (7.5% interest per annum)
                                                                                and secured by 53,667 shares of paired common
                                                                                stock.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International,       Lawrence S. Jones         $779,524                 Non-recourse loan (1998).  Due on October 5, 2001
Inc.                                                   (as of 5/31/99)          (7.0% interest per annum). Mr. Jones' Employment
                                                       (includes                Agreement provides that a portion of the loan may
                                                       interest,                be forgiven upon Mr. Jones' termination of
                                                       $750,000 note)           employment.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             Anne Raymond              $5,196,959               Loan (due April 2002, 6% interest per annum)
Hospitality Partnership,                               (as of 12/31/98)         secured by shares in Wyndham International, Inc.
L.P.                                                   (includes                (the "Raymond Secured Loan").  Repayment will be
                                                       interest). Note          made by the security shares; any amount by which
                                                       amount                   the loan amount due exceeds the value of the
                                                       $4,417,588.              shares (the "Raymond Debt Forgiveness") will be
                                                                                forgiven.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Lender                      Borrower                  Amount Outstanding        Additional Information
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             James Carreker            $5,769,861               Loan (due July 2002, 6% interest per annum)
Hospitality Partnership,                               (as of 12/31/98)         secured by shares in Wyndham International, Inc.
L.P.                                                   (includes                (the "Carreker Secured Loan").  Repayment will be
                                                       interest). Note          made by the security shares; any amount by which
                                                       amount                   the loan amount due exceeds the value of the
                                                       $4,904,573.              shares (the "Carreker Debt Forgiveness") will be
                                                                                forgiven.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             James Carreker            $696,214                 Note (related to 12/97 salary advance); matures
Hospitality Partnership,                               (as of 12/31/98)         July 2003 (interest at Company's revolver rate)
L.P.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             Leslie Bentley            $2,123,607               Loan (due April 2002, 6% interest per annum)
Hospitality Partnership,                               (as of 12/31/98)         secured by shares in Wyndham International, Inc.
L.P.                                                   (includes                (the "Bentley Secured Loan").  Repayment will be
                                                       interest). Note          made by the security shares; any amount by which
                                                       amount                   the loan amount due exceeds the value of the
                                                       $1,805,133.              shares (the "Bentley Debt Forgiveness") will be
                                                                                forgiven.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             Stanley M. Koonce, Jr.    $2,163,455               Loan (due April 2002, 6% interest per annum)
Hospitality Partnership,                               (as of 12/31/98)         secured by shares in Wyndham International, Inc.
L.P.                                                   (includes                (the "Koonce Secured Loan").  Repayment will be
                                                       interest). Note          made by the security shares; any amount by which
                                                       amount                   the loan amount due exceeds the value of the
                                                       $1,839,006.              shares (the "Koonce Debt Forgiveness") will be
                                                                                forgiven.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Management Company   Leslie Bentley            $430,000                 Note; matures April 2002 (7% interest per annum)
                                                       (as of 5/31/99)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Lender                      Borrower                  Amount Outstanding        Additional Information
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Management Company   Dave Johnson              $200,000                 Note (related to margin call response); matures
                                                       (as of 5/31/99)          April 2002 (7% interest per annum)
------------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation       Leslie Ng                 $63,133                  Note (related to taxes on vested restricted
                                                       (as of 5/31/99)          stock); matures March 2000 (8% interest per annum)
------------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation       Terry Hunzicker           $37,880                  Note (related to taxes on vested restricted
                                                       (as of 5/31/99)          stock); matures March 2000 (8% interest per annum)
------------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation       Diane Golden              $8,820                   Note (related to taxes on vested restricted
                                                       (as of 5/31/99)          stock); matures March 2000 (8% interest per annum)
------------------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation       Deborah Gray              $6,113                   Note (related to taxes on vested restricted
                                                       (as of 5/31/99)          stock); matures March 2000 (8% interest per annum)
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International, Inc.  David Lee                 $8,696                   Note related to taxes on vested restricted stock.
                                                                                (as of 5/31/99)
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             NorthCoast Hotels, LLC    $2,000,000               Secured by pledge of equity interests in entity
Hospitality Partnership,                               (as of 6/25/99)          owning WestCoast Roosevelt, Gateway and Wenatchee
L.P.                                                                            hotels. Interest: 8.5% per annum.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Management           WHC-LG Hotel Partners,    $1,993,887               Secured by pledge of equity interests in WHC-LG.
Corporation                  L.P.                      (as of 6/25/99)          Interest: 9.0% per annum.
                                                       (includes
                                                       interest)
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             Bluewater Palmas Ltd.     $5,165,300               Secured by Mortgage and Pledge Agreement on
Hospitality, Inc.                                      (as of 6/25/99)          Palmas del Mar.  Interest: 10.0% per annum.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Lender                      Borrower                  Amount Outstanding        Additional Information
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Management         Dublin Inn, Ltd.             $2,619,127              Secured by pledge of partnership interests in
Corporation                                             (as of 6/25/99)         Wyndham Dublin (Columbus), OH.  Interest: 13.5%
                                                        (includes               per annum.
                                                        interest)
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Management         San Juan Associates,         $2,095,987 and          Secured by pledge of partnership interests in Old
Corporation                L.P., S.E.                   $473,450                San Juan Hotel. Two loans - for San Juan
                                                        (as of 6/25/99)         construction and San Juan operations.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American           John L. Hopkins III and      $2,150,000              Wyndham Garden -Richmond Airport
Hospitality, Inc.          Robert N. Prager                                     (as of 6/25/99)
------------------------------------------------------------------------------------------------------------------------------------
Wyndham Management         Aruba Hotel Enterprises N.V. $1,941,815              Wyndham-Aruba Beach Resort & Casino
Corporation                Alfonso Riveroll Estrada,    (as of 6/25/99)
                           Pres.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American           Boulders Carefree Sewer      $487,850                The Boulders - Grand Bay
Hospitality Partnership,   Corporation                  (as of 5/31/99)
L.P.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American           City Centre Partnership,     Approximately           Wyndham City Center
Hospitality Partnership,   L.P.                         $25,819,456
L.P.                                                    (as of 6/30/99)
                                                        (includes
                                                        interest)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Lender                      Borrower                  Amount Outstanding        Additional Information
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             PAH-GP Allen Partners    $35,819,456               Doubletree - Allen Center
Hospitality Partnership,                              (as of 6/30/99)
L.P.                                                  (includes
                                                      interest)
-----------------------------------------------------------------------------------------------------------------------------------
Patriot American             PAH Ravinia, Inc.        41,220,562                Crowne Plaza - Ravinia
Hospitality Partnership,                              (as of 5/31/99)
L.P.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             PAH Windwatch LLC        31,343,070                Wyndham - Windwatch
Hospitality Partnership,                              (as of 5/31/99)
L.P.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             PAH Leasing LLC          9,000,000                 Carefree Resorts
Hospitality Partnership,                              (as of 5/31/99)
L.P.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             Dublin Inn Ltd.          $1,278,260                Wyndham Garden - Dublin
Hospitality Partnership,                              (as of 5/31/99)
L.P.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International,       Patriot American         $119,250,000              Interstate Acquisition
Inc.                         Hospitality, Inc.        (as of 5/31/99)
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American         $24,179,761               Patriot/Wyndham Merger
Operating Partnership,       Hospitality Partnership, (as of 6/30/99)
L.P.                         L.P.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Lender                      Borrower                      Amount Outstanding      Additional Information
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Partnership, L.P.            $4,057,323              Subscription Note issued by paired share company
Operating Partnership,                                    (as of 6/25/99)         to other paired share company which did not
L.P.                                                                              receive assets in the Summerfield transaction.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American             $1,758,555              Subscription Note issued by paired share company
Operating Partnership,       Hospitality Partnership,     (as of 6/25/99)         to other paired share company which did not
L.P.                         L.P.                                                 receive assets in the Summerfield transaction.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International,       Patriot American             $34,591,050             Subscription Note issued by paired share company
Inc.                         Hospitality, Inc.            (as of 6/25/99)         to other paired share company which did not
                                                                                  receive assets in the Interstate transaction.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American             $9,086,559              Subscription Note issued by paired share company
Operating Partnership,       Hospitality Partnership,     (as of 6/25/99)         to other paired share company which did not
L.P.                         L.P.                                                 receive assets in the CF Asset transaction.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American             $21,448,837             Subscription Note issued by paired share company
Operating Partnership,       Hospitality Partnership,     (as of 6/25/99)         to other paired share company which did not
L.P.                         L.P.                                                 receive assets in the Wyndham transaction.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             Wyndham International        $2,465,909              Subscription Note issued by paired share company
Hospitality Partnership,     Operating Partnership, L.P.  (as of 6/25/99)         to other paired share company which did not
L.P.                                                                              receive assets in the Kaufman transaction.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American             $4,564,980              Subscription Note issued by paired share company
Operating Partnership,       Hospitality Partnership,     (as of 6/25/99)         to other paired share company which did not
L.P.                         L.P.                                                 receive assets in the UBS transaction.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Lender                      Borrower                      Amount Outstanding      Additional Information
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American             $6,091,313              Subscription Note issued by paired share company
Operating Partnership,       Hospitality Partnership,     (as of 6/25/99)         to other paired share company which did not
L.P.                         L.P.                                                 receive assets in the Nations transaction.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International        Patriot American             $6,955,397              Subscription Note issued by paired share company
Operating Partnership,       Hospitality Partnership,     (as of 6/25/99)         to other paired share company which did not
L.P.                         L.P.                                                 receive assets in the PaineWebber transaction.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International,       Patriot American Hospitality $258,572                Subscription Note issued by paired share company
Inc.                         Partnership, L.P.            (as of 6/25/99)         to other paired share company which did not
                                                                                  receive assets in the PAH LP transaction.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International,       Wyndham International        $37,310                 Subscription Note issued by paired share company
Inc.                         Operating Partnership, L.P.  (as of 6/25/99)         to other paired share company which did not
                                                                                  receive assets in the WI transaction.
------------------------------------------------------------------------------------------------------------------------------------
Patriot American             Wyndham International, Inc.  $133,669,014            Subscription Note issued by paired share company
Hospitality Partnership,                                  (as of 6/25/99)         to other paired share company which did not
L.P.                                                                              receive assets in the WHG transaction.
------------------------------------------------------------------------------------------------------------------------------------
Wyndham International,       Owners of the Wyndham LAX    $4,237,000 had          In connection with the Los Angeles Airport
Inc.                                                      been funded as          Wyndham, $4,560,000 promissory note; continuing
                                                          of 12/31/98             obligation to fund the unadvanced portion the
                                                                                  note.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Lender                      Borrower                      Amount Outstanding      Additional Information
------------------------------------------------------------------------------------------------------------------------------------

Patriot American             Anatole Hotel Investors, L.P.    $10,000,000,        Unsecured construction loan agreement (1997).
Hospitality, Inc.                                             plus $197,267
                                                              accrued interest
                                                              (as of 6/30/99)
------------------------------------------------------------------------------------------------------------------------------------

                                    ANNEX C
                                    -------

                                   ADDRESSES

Number                    Entity                                            Address
------------------------------------------------------------------------------------------------------------
    1.  1500 Canal Street Investors II, L.P.        1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    2.  Albuquerque C.I. Associates, L.P.           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    3.  BJV Realty, Inc.                            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                    11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028
------------------------------------------------------------------------------------------------------------
    4.  Boulders Carefree Sewer Corporation         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                    11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028
------------------------------------------------------------------------------------------------------------
    5.  Boulders Joint Venture                      1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                    11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028
------------------------------------------------------------------------------------------------------------
    6.  Burrllen Enterprises of Maryland            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    7.  C.I. Albuquerque Lessee GP, LLC             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    8.  C.I. Albuquerque Lessee, L.P.               1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    9.  Carefree Management LLC                     1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                    11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028
------------------------------------------------------------------------------------------------------------
   10.  Casa Marina Realty Corporation              Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   11.  CHC Hotels & Resorts Corp.                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   12.  CHC Lease Partners                          1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   13.  CHC REIT Lessee Corp.                       1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   14.  CHC REIT Management Corp.                   1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   15.  Chicago-ES Holding Corp.                    1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   16.  CHMB, Inc.                                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   17.  Clubhouse Inns of America, Inc.             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   18.  Criterion Hotel Management Corp.            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   19.  Criterion NY Inc.                           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   20.  Crossroads Development Company              Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   21.  CSMC of Kalamazoo, Inc.                     1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   22.  Deuce Management Company LLC                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------

Number                    Entity                                            Address
------------------------------------------------------------------------------------------------------------
   23.  Family Suites Corporation                   Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   24.  Family Suites Management Corporation        Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   25.  FS Development Corporation                  Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   26.  GAH-II, L.P.                                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   27.  GH-Atlanta, LLC                             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   28.  GH-Chicago, Inc.                            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   29.  GH-Detroit, Inc.                            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   30.  GH-Greeneville, Inc.                        1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   31.  GH-Providence, Inc.                         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   32.  GH Trademarks LLC                           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   33.  GH-Wichita, Inc.                            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   34.  GH-San Diego, Inc.                          1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   35.  GHMB, Inc.                                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   36.  GHV-Colorado, Inc.                          1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   37.  GHV-Galveston, Inc.                         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   38.  Glenview Hospitality, L.P.                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   39.  Grand Bay Management Company                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   40.  Grand Bay Management LLC                    1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   41.  Grand Heritage Hotels, Inc.                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   42.  Grand Heritage Leasing, LLC                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   43.  Grand Heritage Real Estate Group LLC        1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   44.  Grand Management Services, Inc.             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   45.  HMG Beverage, Inc.                          Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   46.  IHC/Burlington Corporation                  Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   47.  IHC/Capital Corporation                     Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------

Number                    Entity                                            Address
------------------------------------------------------------------------------------------------------------
   48.  IHC/Conshohocken Partnership, L.P.          Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   49.  IHC/Denver Partnership, L.P.                Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   50.  IHC/FS Development Corporation              Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   51.  IHC/Houston Partnership, L.P.               Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   52.  IHC/Interstone Partnership II, L.P.         Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   53.  IHC/Jacksonville Corporation                Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   54.  IHC/Jamaica Corporation                     Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   55.  IHC/Maryville Hotel Corporation             Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   56.  IHC Member Corporation                      Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   57.  IHC/Miami Beach Corporation                 Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   58.  IHC Miami Mortgage Corporation              Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   59.  IHC/Park West Corporation                   Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   60.  IHC/Reach Corporation                       Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   61.  IHC Realty Corporation                      Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   62.  IHC Realty Partnership, L.P.                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   63.  IHC/Santa Maria Corporation                 Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   64.  IHC/Texas Corporation                       Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   65.  IHC Title Agency Corporation                Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------

Number                    Entity                                            Address
------------------------------------------------------------------------------------------------------------
   66.  IHP/Class B Partnership, L.P.               Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   67.  IHP Investment Company, L.L.C.              Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   68.  IHP Lessee, LLC                             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   69.  Interstate/Montour Associates, Ltd.         Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   70.  Interstone Three Partners I, L.P.           Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   71.  Interstone/PAH Partners, L.P.               1950 Stemmons Freeway, Suite 6001
                                                    Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   72.  INTMB, Inc.                                 1950 Stemmons Freeway, Suite 6001
                                                    Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   73.  Kansas City Hospitality, L.P.               1950 Stemmons Freeway, Suite 6001
                                                    Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   74.  Key West Reach Limited Partnership          Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                    Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   75.  Marina Hospitality, L.P.                    1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   76.  MBAH, Inc.                                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   77.  Melbourne Hospitality, L.P.                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   78.  O-H Acquisition, Inc.                       1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   79.  P.H.G., LLC                                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   80.  PA Hunt Valley Investors, L.P.              1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   81.  PA Troy Hospitality Investors, L.P.         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   82.  PAH Acquisition Corporation                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   83.  PAH Allen Operating Corporation             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   84.  PAH Asset Management, LLC                   1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   85.  PAH Batterymarch Operating Company,         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
        LLC
------------------------------------------------------------------------------------------------------------
   86.  PAH Deuce GP, LLC                           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   87.  PAH GAH Holdings, LLC                       1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   88.  PAH GAH Holding, L.P.                       1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------

Number                     Entity                                            Address
------------------------------------------------------------------------------------------------------------
    89.  PAH GP, Inc.                                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    90.  PAH Leasing LLC                             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                    11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028
------------------------------------------------------------------------------------------------------------
    91.  PAH LP, Inc.                                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    92.  PAH-River House, L.P.                       1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    93.  PAH River North, LLC                        1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    94.  PAH Stanly Holding LLC                      1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                    11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028
------------------------------------------------------------------------------------------------------------
    95.  PAH Ventana Canyon, L.P.                    1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                    11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028
------------------------------------------------------------------------------------------------------------
    96.  PAH Buttes L.L.C.                           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    97.  PAH-Carefree, L.P.                          1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                    11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028
------------------------------------------------------------------------------------------------------------
    98.  PAH-CI Holding, LLC                         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
    99.  PAH-Columbus Holding, Inc.                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   100.  PAH-DT Chicago O'Hare Partners, L.P.        1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   101.  PAH-DT Miami Airport Partners, L.P.         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   102.  PAH-DT Minneapolis Suites Partners, L.P.    1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   103.  PAH-DT Park Place Partners, L.P.            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   104.  PAH-DT Tallahassee Partners, L.P.           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   105.  PAH-Franchise Holding, Inc.                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   106.  PAH FF&E Holding, Inc.                      1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   107.  PAHG FF&E Holding, Inc.                     1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   108.  PAH-GBM, LLC                                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   109.  PAH-GP Allen Partners, L.P.                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   110.  PAH-Grand Bay Miami, L.P.                   1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   111.  PAH-Interest Holding, Inc.                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   112.  PAH-Interstone, Inc.                        1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   113.  PAH-IP Holding, Inc.                        1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   114.  PAH Management Corporation                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------

Number                     Entity                                            Address
------------------------------------------------------------------------------------------------------------
   115.  PAHP FF&E Holding, Inc.                     1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   116.  PAH-Pittsburgh CI Holding, Inc.             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   117.  PAH-Pittsburgh, LLC                         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   118.  PAH-Real Estate Member, Inc.                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   119.  PAH-RH, LLC                                 1950 Stemmons Freeway, Suite 6001,Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   120.  PAH-Summerfield Holding Corp.               1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                     8100 East 22nd Street N., Building 500, Wichita, Kansas
                                                     67226
------------------------------------------------------------------------------------------------------------
   121.  PAH-Summerfield Leasing, Inc.               1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                     8100 East 22nd Street N., Building 500, Wichita, Kansas
                                                     67226
------------------------------------------------------------------------------------------------------------
   122.  PAH-Summerfield LLC                        1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                    8100 East 22nd Street N., Building 500, Wichita, Kansas
                                                    67226
------------------------------------------------------------------------------------------------------------
   123.  PAH-T, LLC                                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   124.  PAH-Tampa, L.P.                             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   125.  PAH-WMC Holding, Inc.                       1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   126.  PAH-Xerxes Holding, Inc.                    1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   127.  PAHMB, Inc.                                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   128.  Park West Hotel Associates                  Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                     Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   129.  Patriot Bougainvillea Development           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
         Company, LLC                                11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028

------------------------------------------------------------------------------------------------------------
   130.  Patriot Grand Heritage, LLC                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   131.  Patriot Holding LLC                         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   132.  Patriot Land Holding LLC                    1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   133.  Patriot Miami Note Holder, L.P.             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   134.  Patriot Racetrack Land LLC                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   135.  Peaks Real Estate Services, Inc.            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                     11811 N. Tatum Blvd., Suite 1060, Phoenix, Arizona 85028
------------------------------------------------------------------------------------------------------------
   136.  PSMB, Inc.                                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------

Number                     Entity                                            Address
------------------------------------------------------------------------------------------------------------
   137.  PW Land Associates Limited Partnership      Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                     Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   138.  PWMB, Inc.                                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   139.  Richardson C.I. Associates, L.P.            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   140.  Savannah C.I. Associates, L.P.              1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   141.  SFMB, Inc.                                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   142.  Sierra Suites Marketing Association         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                     8100 East 22nd Street N., Building 500, Wichita, Kansas
                                                     67226
------------------------------------------------------------------------------------------------------------
   143.  St. Louis C.I. Associates, L.P.             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   144.  Summerfield Hotel Company, L.P.             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                     8100 East 22nd Street N., Building 500, Wichita, Kansas
                                                     67226
------------------------------------------------------------------------------------------------------------
   145.  Summerfield Hotel Corporation               1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                     8100 East 22nd Street N., Building 500, Wichita, Kansas
                                                     67226
------------------------------------------------------------------------------------------------------------
   146.  Summerfield Suites Marketing Association    1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
                                                     8100 East 22nd Street N., Building 500, Wichita, Kansas
                                                     67226
------------------------------------------------------------------------------------------------------------
   147.  Syracuse Associates Corporation             Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                     Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   148.  Syracuse Realty Associates, L.P.            Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                     Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   149.  TCC Venezuela, L.C.                         1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   150.  Toledo Hotel Investors, L.P.                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   151.  Topeka C. I. Associates, L.P.               1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   152.  Waterfront Management Corporation           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   153.  Water Street Hotel, Ltd.                    Foster Plaza Ten, 680 Andersen Drive, Pittsburgh,
                                                     Pennsylvania 15220
------------------------------------------------------------------------------------------------------------
   154.  WH Interest, Inc.                           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   155.  WHC Chicago, LLC                            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   156.  WHC Finance, L.P.                           1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   157.  WHC Franchise Corporation                   1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------

Number                     Entity                                            Address
------------------------------------------------------------------------------------------------------------
   158.  WHCMB, Inc.                                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   159.  WHCMB Overland Park, Inc.                   1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   160.  WI Ohio Investors, Inc.                     1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   161.  WMC II, Inc.                                1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   162.  WYN Travel, Inc.                            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   163.  Wyndham Atlanta Lessee, LLC                 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   164.  Wyndham IP Corporation                      1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   165.  Wyndham Management Corporation              1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   166.  Wyndham Management II, LLC                  1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   167.  Wyndham Summerfield Lessee, L.P.            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   168.  Wyndham Summerfield Lessee, LLC             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------
   169.  YO Hotel Investors, L.P.                    1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------

                                                                         Annex D
                                                         [Conformed as Executed]


       Agreement Regarding Uncertificated Securities, Limited Liability
       ----------------------------------------------------------------
                  Company Interests and Partnership Interests
                  -------------------------------------------

          AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of June 30, 1999, among each of the undersigned pledgors (each a "Pledgor" and, collectively, the "Pledgors"), THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Collateral Agent and Wyndham International, Inc. as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").


                             W I T N E S S E T H :
                             --------------------

          WHEREAS, each Pledgor and the Collateral Agent are entering into a Guaranty and Collateral Agreement, dated as of June 30, 1999 (as amended, amended and restated, modified or supplemented from time to time, the "Guaranty and Collateral Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Guaranty and Collateral Agreement), each Pledgor will pledge to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Guaranty and Collateral Agreement), and grant a security interest in favor of the Collateral Agent for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Guaranty and Collateral Agreement) and (3) Limited Liability Company Interests (as defined in the Guaranty and Collateral Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

          WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Collateral Agent under the Guaranty and Collateral Agreement in the Issuer Pledged Interests, to vest in the Collateral Agent control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

          NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees after the occurrence and continuance of an Event of Default, to comply with any and all instructions and orders originated by the Collateral Agent (and its successors and assigns) regarding any and all of the Issuer Pledged Interests that are consistent and in compliance with the relevant operating agreements, related documents and applicable law without the further consent of respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged

Interests originated by any person or entity other than the Collateral Agent (and its successors and assigns) or a court of competent jurisdiction.

          2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Collateral Agent) has been received by it, and (ii) the security interest of the Collateral Agent in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

          3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Collateral Agent, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

          4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Collateral Agent at the following address:

               The Chase Manhattan Bank
               Agency Plus
               One Chase Manhattan Plaza
               8th Floor
               New York, NY 10081
               Attention:  Daniella Cassognol
               Tel:  (212) 552-7425
               Fax:  (212) 552-5901

          5. After the occurrence and continuance of an Event of Default, until the Collateral Agent shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

               _____________________
               _____________________
               _____________________
               _____________________
               [Account Information]
               ABA No.:  __________________________
               Account in the Name of:  ___________
               Account No.:  ______________________

          6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent. All notices and other communications shall be in writing and addressed as follows:

          (a)  if to any Pledgor, at:

               Wyndham International, Inc.
               1950 Stemmons Freeway
               Suite 6001
               Dallas, Tx 75207
               Attention: _____________________
               Tel:   __________________
               Fax:  (214) 863-1527

          (b)  if to the Collateral Agent, at:

               The Chase Manhattan Bank
               Agency Plus
               One Chase Manhattan Plaza
               8th Floor
               New York, NY 10081
               Attention: Daniella Cassognol
               Tel: (212) 552-7425
               Fax: (212) 552-5901

          (c)  if to the Issuer, at:

               Wyndham International, Inc.
               1950 Stemmons Freeway
               Suite 6001
               Dallas, Tx 75207
               Attention: _____________________
               Tel: ____________________
               Fax: (214) 863-1527

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

          7. This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Collateral Agent and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Collateral Agent, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

          8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers.


                                        WYNDHAM INTERNATIONAL, INC.
                                          as Issuer

                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        1500 CANAL STREET INVESTORS II, L.P.,
                                          as Pledgor and Guarantor

                                        By:  PAH GP, Inc.,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                        Title: Vice President

                                        ALBUQUERQUE C.I. ASSOCIATES, L.P.,
                                          as Pledgor and Guarantor

                                        By:  PAH-CI HOLDING, LLC, its General
                                             Partner

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., a Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        BJV REALTY, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                        Title: Vice President

                                        BOULDERS CAREFREE SEWER
                                          CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        BOULDERS JOINT VENTURE,
                                          as Pledgor

                                        By:  PAH GP, Inc.,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        BURRLLEN ENTERPRISES OF
                                          MARYLAND,
                                          as Pledgor

                                        By:  Patriot Grand Heritage, LLC, its
                                             General Partner

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International, Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President

                                        C.I. ALBUQUERQUE LESSEE GP, LLC,
                                          as Pledgor and Guarantor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International, Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        C.I. ALBUQUERQUE LESSEE, L.P.,
                                          as Pledgor

                                        By:  C.I. Albuquerque Lessee GP, LLC,
                                             its General Partner

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International, Inc., its
                                             General Partner

                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        CAREFREE MANAGEMENT LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International Inc., its
                                             General Partner

                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President

                                        CASA MARINA REALTY CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        CHC HOTELS & RESORTS CORP.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        CHC LEASE PARTNERS,
                                          as Pledgor

                                        By:  CHC REIT Management Corp., its
                                               General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        CHC REIT LESSEE CORP.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        CHC REIT MANAGEMENT CORP.
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        CHICAGO-ES HOLDING CORP.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        CHMB, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        CLUBHOUSE INNS OF AMERICA, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        CRITERION HOTEL MANAGEMENT CORP.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        CRITERION NY INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        CROSSROADS DEVELOPMENT COMPANY,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        CSMC OF KALAMAZOO, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        DEUCE MANAGEMENT COMPANY, LLC,
                                          as Pledgor


                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        FAMILY SUITES CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        FAMILY SUITES MANAGEMENT CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        FS DEVELOPMENT CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        GH-ATLANTA, LLC,
                                          as Pledgor


                                        By:  Wyndham International Operating
                                             Partnership, L.P., a Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GH-CHICAGO, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GH-DETROIT, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GH-GREENVILLE, INC.,
                                          as Pledgor


                                         By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GH-PROVIDENCE, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        GH-SAN DIEGO, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GH TRADEMARKS LLC,
                                          as Pledgor


                                        By:  Wyndham International Operating
                                             Partnership, L.P., a Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GH-WICHITA, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GHMB, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        GHV-COLORADO, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        GHV-GALVESTON, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GLENVIEW HOSPITALITY, L.P.,
                                          as Pledgor


                                        By:  PAH Deuce GP, LLC,
                                        its General Partner

                                        By:  Patriot American Hospitality
                                             Partnership, L.P.,
                                             its sole Member

                                        By:  PAH GP, Inc.,
                                        its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GRAND BAY MANAGEMENT COMPANY,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GRAND BAY MANAGEMENT LLC,
                                          Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International, Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        GRAND HERITAGE HOTELS, INC.,
                                          as Pledgor


                                         By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GRAND HERITAGE LEASING, LLC,
                                          as Pledgor

                                        By:  Patriot Grand Heritage, LLC,
                                             a Member

                                        By:  Wyndham International Operating
                                             Partnership, L.P., a Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GRAND HERITAGE REAL ESTATE GROUP LLC,
                                          as Pledgor


                                        By:  Wyndham International Operating
                                             Partnership, L.P., a Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        GRAND MANAGEMENT SERVICES, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        HMG BEVERAGE, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        IHC/BURLINGTON CORPORATION,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        IHC/CAPITAL CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/CONSHOHOCKEN PARTNERSHIP L.P.,
                                          as Pledgor

                                        By:  IHC Realty Corporation, its General
                                             Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/DENVER PARTNERSHIP, L.P.,
                                          as Pledgor

                                        By:  IHC Realty Corporation, its General
                                             Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        IHC/FS DEVELOPMENT CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/HOUSTON PARTNERSHIP, L.P.,
                                          as Pledgor

                                        By:  IHC Realty Corporation, its General
                                             Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/INTERSTONE PARTNERSHIP II, LP,
                                          as Pledgor

                                        By:  PAH-Interstone, Inc., its General
                                             Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/JACKSONVILLE CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/JAMAICA CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        IHC/MARYVILLE HOTEL CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC MEMBER CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/MIAMI BEACH CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC MIAMI MORTGAGE CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/PARK WEST CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/REACH CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        IHC REALTY CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC REALTY PARTNERSHIP, L.P.,
                                          as Pledgor

                                        By:  IHC Realty Corporation,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/SANTA MARIA CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC/TEXAS CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHC TITLE AGENCY CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        IHP/CLASS B PARTNERSHIP, L.P.,
                                          as Pledgor

                                        By:  IHC Realty Partnership, L.P., its
                                             General Partner

                                        By:  IHC Realty Corporation, its General
                                             Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHP INVESTMENT COMPANY, L.L.C.,
                                          as Pledgor

                                        By:  IHC Realty Partnership, L.P.,
                                             a Member

                                        By:  IHC Realty Corporation, its General
                                             Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        IHP LESSEE, LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International, Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President

                                        INTERSTATE/MONTOUR ASSOCIATES, LTD.,
                                          as Pledgor

                                        BY:  IHC/Park West Corporation, its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        INTERSTONE/PAH PARTNERS, L.P.,
                                          as Pledgor

                                        By:  IHC Realty Corporation, its General
                                             Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        INTERSTONE THREE PARTNERS I L.P.,
                                          as Pledgor

                                        By:  PAH Interstone, Inc., its General
                                             Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        INTMB, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer

                                        KANSAS CITY HOSPITALITY, L.P.,
                                          as Pledgor

                                        By:  PAH Deuce GP, LLC, its General
                                             Partner

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        MARINA HOSPITALITY, L.P.,
                                          as Pledgor

                                        By:  PAH Deuce GP, LLC, its General
                                             Partner

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        MBAH, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer

                                        MELBOURNE HOSPITALITY, L.P.,
                                          as Pledgor

                                        By:  PAH Deuce GP, LLC,
                                             its General Partner

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        O-H ACQUISITION, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        P.H.G., LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., a Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PA HUNT VALLEY INVESTORS, L.P.,
                                          as Pledgor

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PA TROY HOSPITALITY, L.P.
                                          as Pledgor

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH ACQUISITION CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH ALLEN OPERATING CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH ASSET MANAGEMENT, LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International, Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President

                                        PAH BATTERYMARCH OPERATING COMPANY, LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International, Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        PAH BUTTES L.L.C.,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc.,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-CAREFREE, L.P.,
                                          as Pledgor

                                        By:  PAH GP, Inc.,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH-CI HOLDING, LLC,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., a Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-COLUMBUS HOLDING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH DEUCE GP, LLC,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-DT PARK PLACE PARTNERS, L.P.,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its General
                                             Partner

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH-DT TALLAHASSEE PARTNERS, L.P.,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its General
                                             Partner

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-DT MINNEAPOLIS SUITES
                                        PARTNERS, L.P.,
                                        as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its General
                                             Partner

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-DT CHICAGO O'HARE PARTNERS, L.P.,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its General
                                             Partner

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH-DT MIAMI AIRPORT PARTNERS, L.P.,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its General
                                             Partner

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH FF&E HOLDING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-FRANCHISE HOLDING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAHG FF&E HOLDING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH GAH HOLDINGS, LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        PAH GAH HOLDINGS, L.P.,
                                          as Pledgor

                                        By:  PAH GAH Holdings, LLC, its General
                                             Partner

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International, Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        PAH-GBM, LLC,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc.,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH-GP ALLEN PARTNERS, L.P.,
                                          as Pledgor

                                        By:  PAH-Allen Operating Corporation,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH GP, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-GRAND BAY MIAMI, L.P.,
                                          as Pledgor

                                        By:  PAH-GBM, LLC, its General Partner

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-INTEREST HOLDING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-INTERSTONE, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH-IP HOLDING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH LEASING LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        PAH LP, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-MANAGEMENT CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAHP FF&E HOLDING, INC., as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH-PITTSBURGH, LLC,
                                          as Pledgor

                                        By:  PAH-Franchise Holding, Inc., its
                                             sole Member


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-PITTSBURGH CI HOLDING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-REAL ESTATE MEMBER, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-RH, LLC,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH-RIVER HOUSE, L.P.,
                                          as Pledgor

                                        By:  PAH-RH, LLC, its General Partner

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH RIVER NORTH, LLC,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH STANLY HOLDING LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        PAH-SUMMERFIELD HOLDING CORP.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH-SUMMERFIELD LEASING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-SUMMERFIELD LLC,
                                          as Pledgor

                                        By:  PAH-Summerfield Holding Corp.,
                                             its sole Member


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-T, LLC,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-TAMPA, L.P.,
                                          as Pledgor

                                        By:  PAH-T, LLC, its General Partner

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PAH VENTANA CANYON, L.P.,
                                          as Pledgor

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-WMC HOLDING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAH-XERXES HOLDING, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PAHMB, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        PARK WEST HOTEL ASSOCIATES,
                                          as Pledgor

                                        By:  PW Land Associated Limited
                                             Partnership, a General Partner

                                        By:  IHC/Park West Corporation, its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PATRIOT AMERICAN HOSPITALITY, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PATRIOT AMERICAN HOSPITALITY
                                        PARTNERSHIP, L.P., as Pledgor

                                        By:  PAH GP, Inc.,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PATRIOT BOUGAINVILLEA
                                        DEVELOPMENT COMPANY, LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International, Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        PATRIOT GRAND HERITAGE, LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International Inc.,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President

                                        PATRIOT HOLDING LLC,
                                          as Pledgor

                                        By:  Wyndham International Operating
                                             Partnership, L.P., its sole Member

                                        By:  Wyndham International Inc., its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        PATRIOT LAND HOLDING LLC,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its sole Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PATRIOT MIAMI NOTE HOLDER, L.P.,
                                          as Pledgor

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        PATRIOT RACETRACK LAND LLC,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., a Member

                                        By:  PAH GP, Inc.,
                                             its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PSMB, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        PW LAND ASSOCIATES LIMITED
                                          PARTNERSHIP,
                                          as Pledgor

                                        By:  IHC/Park West Corporation, its
                                             General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        PWMB, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer

                                        RICHARDSON C.I. ASSOCIATES, L.P.,
                                          as Pledgor

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., its General
                                             Partner

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        SAVANNAH C.I. ASSOCIATES, L.P.,
                                          as Pledgor

                                        By:  PAH-CI HOLDING, LLC, its General
                                             Partner

                                        By:  Patriot American Hospitality
                                             Partnership, L.P., a Member

                                        By:  PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        SFMB, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treausrer


                                        SIERRA SUITES MARKETING
                                          ASSOCIATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        ST LOUIS C.I. ASSOCIATES, L.P.
                                          as Pledgor

                                        By: Patriot American Hospitality
                                            Partnership, L.P., its General
                                            Partner

                                        By: PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        SUMMERFIELD HOTEL COMPANY, L.P.
                                          as Pledgor

                                        By: PAH-Summerfield LLC, its General
                                            Partner

                                        By: PAH-Summerfield Holding Corp., its
                                            sole Member


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        SUMMERFIELD HOTEL CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        SUMMERFIELD SUITES MARKETING
                                          ASSOCIATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        SYRACUSE ASSOCIATES CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        SYRACUSE REALTY ASSOCIATES, L.P.,
                                          as Pledgor

                                        By: Syracuse Associates Corporation, its
                                            General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        THE KEY WEST REACH LIMITED
                                          PARTNERSHIP,
                                          as Pledgor

                                        By: IHC/Reach Corporation, its General
                                            Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        THE PEAKS REAL ESTATE SERVICES,
                                          INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        TOLEDO HOTEL INVESTORS, L.P.,
                                          as Pledgor

                                        By: PAH Deuce GP, LLC, its General
                                            Partner

                                        By: Patriot American Hospitality
                                            Partnership, L.P., its sole Member

                                        By: PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        TOPEKA C.I. ASSOCIATES, L.P.,
                                          as Pledgor

                                        By: PAH-CI HOLDING, LLC, its General
                                            Partner

                                        By: Patriot American Hospitality
                                            Partnership, L.P., a Member

                                        By: PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        WATERFRONT MANAGEMENT
                                          CORPORATION,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer

                                        WATER STREET HOTEL, LTD.,
                                          as Pledgor

                                        By: IHC/Jacksonville Corporation, its
                                            General Partner


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        WH INTEREST, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        WHC CHICAGO, LLC,
                                          as Pledgor

                                        By: Patriot American Hospitality
                                            Partnership, L.P., its sole Member

                                        By: PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        WHC FINANCE, L.P., as Pledgor

                                        By: O-H Acquisition, Inc., its
                                            General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        WHC FRANCHISE CORPORATION,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer

                                        WHCMB, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        WHCMB OVERLAND PARK, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        WI OHIO INVESTORS, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        WMC II, INC.,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        WYN TRAVEL, INC.,
                                          as Pledgor


                                        By  /s/ Richard L. Mahoney
                                          --------------------------------
                                          Title: Vice President & Treasurer


                                        WYNDHAM ATLANTA LESSEE, LLC,
                                          as Pledgor

                                        By: Wyndham International, Inc., its
                                            sole member


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President

                                        WYNDHAM IP CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        WYNDHAM INTERNATIONAL, INC., as
                                          Pledgor and not as a Guarantor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        WYNDHAM INTERNATIONAL
                                          OPERATING PARTNERSHIP, L.P.,
                                          as Pledgor

                                        By: Wyndham International, Inc., its
                                            General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        WYNDHAM MANAGEMENT
                                          CORPORATION,
                                          as Pledgor


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        WYNDHAM MANAGEMENT II, LLC,
                                          as Pledgor

                                        By: Wyndham International Operating
                                            Partnership, L.P., its sole Member

                                        By: Wyndham International, Inc., its
                                            General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President

                                        WYNDHAM SUMMERFIELD LESSEE, L.P.,
                                          as Pledgor

                                        By: Wyndham Summerfield Lessee, LLC, its
                                            General Partner

                                        By: Wyndham International Operating
                                            Partnership, L.P., its sole Member

                                        By: Wyndham INternational, Inc., its
                                            General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        WYNDHAM SUMMERFIELD LESSEE,
                                          LLC,
                                          as Pledgor

                                        By: Wyndham International Operating
                                            Partnership, L.P., its sole Member

                                        By: Wyndham International, Inc., its
                                            General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Sr. Vice President


                                        YO HOTEL INVESTORS, L.P.,
                                          as Pledgor

                                        By: PAH Deuce GP, LLC, its General
                                            Partner

                                        By: Patriot American Hospitality
                                            Partnership, L.P., its sole Member

                                        By: PAH GP, Inc., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        GAH-II, L.P., as Pledgor

                                        By:   GAH-II Corp., its General Partner


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President


                                        TCC VENEZUELA, L.C., as Pledgor

                                        By: CHC Hotels & Resorts Corp., its
                                            Member


                                        By  /s/ John P. Bohlmann
                                          --------------------------------
                                          Title: Vice President

                                        THE CHASE MANHATTAN BANK,
                                          not in its individual capacity but
                                          solely as Collateral Agent


                                        By  /s/ Thomas H. Kozlark
                                          --------------------------------
                                          Title: Vice President

                                                                         Annex E


                         FORM OF AGREEMENT SUPPLEMENT

          AGREEMENT SUPPLEMENT (this "Agreement"), dated as of ___________, made by _____________________, a ___________ corporation (the "New Subsidiary").
Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, Wyndham International, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto from time to time, Chase Securities Inc. ("CSI"), as Lead Arranger and Book Manager, NationsBank, N.A., and Bankers Trust Company as Syndication Agents (each a "Syndication Agent," together the "Syndications Agents"), and Credit Lyonnais New York Branch, as Documentation Agent, Bear Stearns Corporate Lending Inc., as Co-Documentation Agent (each a "Documentation Agent, together the Documentation Agents") and the Chase Manhattan Bank ("Chase"), as Administrative Agent, have entered into a Credit Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, Wyndham International, Inc., a Delaware corporation (the "Borrower"), the Lenders Party thereto from time to time (the "IRL Lenders") CSI, as Lead Arranger and Book Manager (the "IRL Lead Arranger"), Bear, Stearns Co. Inc. ("BSC"), as Co-Arranger and Syndication Agent (the "IRL Co-Arranger"), Bankers Trust Company, as Syndication Agent (the "IRL Syndication Agent") and Chase, as Administrative Agent (the "IRL Administrative Agent"), have entered into an Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to the date hereof, the "IRL Agreement");

          WHEREAS, in connection with the Credit Agreement, certain Subsidiaries of the Borrower have entered into a Guaranty and Collateral Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to the date hereof, the "Guaranty and Collateral Agreement");

          WHEREAS, pursuant to Section 5.10 of the Credit Agreement and Section
5.9 of the IRL Agreement, the New Subsidiary is required to become a party to the Guaranty and Collateral Agreement; and

          WHEREAS, the New Subsidiary desires to execute and deliver this Agreement in order to become a party to the Guaranty and Collateral Agreement;

                                                                         Annex E
                                                                          Page 2

          NOW, THEREFORE, IT IS AGREED:

          1.  Guaranty and Collateral Agreement.  (a)  By executing and
              ---------------------------------
delivering this Agreement, the New Subsidiary hereby becomes a party to the Guaranty and Collateral Agreement, as a "Guarantor" thereunder, and hereby expressly and jointly and severally assumes all obligations and liabilities of a "Guarantor" thereunder. The New Subsidiary hereby makes each of the representations and warranties contained in Section 2.10 of the Guaranty and Collateral Agreement on the date hereof, after giving effect to this Agreement.

          [(b) By executing and delivering this Agreement, the New Subsidiary hereby (i) becomes a party to the Guaranty and Collateral Agreement as a "Pledgor" thereunder, (ii) expressly assumes all obligations and liabilities of a "Pledgor" thereunder and (iii) pledges and grants to the Collateral Agent (as defined in the Guaranty and Collateral Agreement) for the benefit of the Secured Creditors, as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations (as defined in the Guaranty and Collateral Agreement), a security interest in and to all of the New Subsidiary's right, title and interest in, to and under the Collateral (as defined in the Guaranty and Collateral Agreement). The Annexes to the Guaranty and Collateral Agreement are each hereby amended as necessary by supplementing such Annexes with the information contained in the attached schedule to this Agreement. The New Subsidiary hereby makes each of the representations and warranties contained in Sections 3.6 and 3.19 of the Guaranty and Collateral Agreement on the date hereof, after giving effect to this Agreement.

          3.  Pledged Securities; Financing Statements. By executing and
              ----------------------------------------
delivering this Agreement, the New Subsidiary hereby agrees to deposit as security with the Collateral Agent the Security/1/ (as defined in the Guaranty and Collateral Agreement) owned by the New Subsidiary on the date hereof, and deliver to the Collateral Agent certificates or instruments therefor, duly endorsed in blank by the New Subsidiary in the case of Notes (as defined in the Guaranty and Collateral Agreement) and accompanied by undated stock or other powers duly executed in blank by the New Subsidiary in the case of Stock (as defined in the Guaranty and Collateral Agreement), or such other instruments of transfer as are acceptable to the Pledgee.]/2/

          4.  Counterparts.  This Agreement may be signed in any number of
              ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

-----------------------------------

/1/ If any Securities owned by the New Subsidiary are uncertificated or the New Subsidiary itself has issued uncertificated Securities, a control agreement in the form of Annex G to the Guarantee and Collateral Agreement will be required.
/2/ Applicable only to the extent that the New Subsidiary is required to pledge Collateral pursuant to the Guaranty and Collateral Agreement.

                                                                         Annex E
                                                                          Page 3


          5.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                               *        *       *

                                                                         Annex E
                                                                          Page 4

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

Address:
-------

                               [NAME OF NEW SUBSIDIARY]

                              By
                                ---------------------------------
                                Name:
                                Title:


ACKNOWLEDGED AND ACCEPTED:

THE CHASE MANHATTAN BANK,
 as Administrative Agent for the Lenders
 and as Collateral Agent
 for the Secured Creditors


By
  ---------------------------
 Name:
 Title:

                                                                       EXHIBIT D
                                                         [Conformed as Executed]

                         REGISTRATION RIGHTS AGREEMENT

                           Dated as of June 30, 1999

                                 by and among

                         WYNDHAM INTERNATIONAL, INC.,

                         THE HOLDERS OF CERTAIN NOTES

                                      and

          THE CHASE MANHATTAN BANK, as Representative of the Holders

                         REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "Agreement") is dated as of June 30, 1999, by and among Wyndham International, Inc., a corporation incorporated under the laws of Delaware (the "Company"), The Chase Manhattan Bank, as representative of the holders of the Notes (as defined below) and of Registrable Notes that may be exchanged therefor as provided below (the "Representative").

          The execution and delivery of this Agreement is a requirement contained in the Increasing Rate Note Purchase and Loan Agreement dated as of June 29, 1999 among the Company, the lenders named therein, The Chase Manhattan Bank, as Administrative Agent, Chase Securities Inc., as Lead Arranger and Book Manager Bear Stearns Corporate Lending, as Co-Arranger and Syndication Agent and Bakers Trust Company, as Syndication Agent (the "Increasing Rate Term Loan Agreement") and this Agreement is executed and delivered by the Company to induce the various Lenders pursuant to the Increasing Rate Term Loan Agreement to make the extensions of credit thereunder which are evidenced by "Loans" or "Notes" (collectively, the "IRL Notes," and together with the Exchange Notes (as defined below), the "Notes"). This Agreement shall inure to the benefit of each direct and indirect transferee of Notes and of Registrable Notes that may be exchanged therefor.

The parties hereby agree as follows:

1.  Definitions
    -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest:  Has the meaning provided in Section 4(a) hereof.
          -------------------

          Advice:  Has the meaning provided in the last paragraph of Section 5
          ------
          hereof.

          Agreement:  Has the meaning provided in the first introductory
          ---------
          paragraph hereto.

          Applicable Period:  Has the meaning provided in Section 2(b) hereof.
          -----------------

          Company:  Has the meaning provided in the first introductory paragraph
          -------
          hereto.

          Company Notice:  Has the meaning provided in Section 10(a) hereof.
          --------------

          Effective Date:  Has the meaning provided in Section 9.13 of the
          --------------
          Increasing Rate Term Loan Agreement.

          Effectiveness Period:  Has the meaning provided in Section 3(a)
          --------------------
          hereof.

          Event Date:  Has the meaning provided in Section 4(b) hereof.
          ----------

          Event Date:  Has the meaning provided in Section 4(b) hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
          the rules and regulations of the SEC promulgated thereunder.

          Exchange Notes:  Has the meaning provided in Section 2(a) hereof.
          --------------

          Exchange Offer:  Has the meaning provided in Section 2(a) hereof.
          --------------

          Exchange Registration Statement:  Has the meaning provided in Section
          -------------------------------
          2(a) hereof.

          Filing Date:  June 30, 2000
          -----------

          Holder:  Any holder of a Registrable Note or Registrable Notes.
          ------

          Incidental Registration:  Has the meaning provided in Section 10(a).
          -----------------------

          Indemnified Person:  Has the meaning provided in Section 7(c) hereof.
          ------------------

          Indemnifying Person:  Has the meaning provided in Section 7(c) hereof.
          -------------------

          Indenture:  Has the meaning provided in Section 2(a) hereof.
          ---------

          Inspectors:  Has the meaning provided in Section 5(o) hereof.
          ----------

          Issuer:  The Company as the issuer of Registrable Notes.
          ------

          IRL Notes:  Has the meaning provided in the second paragraph hereof.
          ---------

          NASD:  Has the meaning provided in Section 5(s) hereof.
          ----

          Notes:  Has the meaning provided in the second introductory paragraph
          -----
          hereof.

          Participant:  Has the meaning provided in Section 7(a) hereof.
          -----------

          Participating Broker-Dealer:  Has the meaning provided in Section 2(b)
          ---------------------------
          hereof.

          Person:  An individual, trustee, corporation, partnership, limited
          ------
          liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Prospectus:  The prospectus included in any Registration Statement
          ----------
          (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registra-tion Statement including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Records:  Has the meaning provided in Section 5(o) hereof.
          -------

          Registrable Notes:  Each Exchange Note upon original issuance of the
          -----------------
          Exchange Notes and at all times subsequent thereto until, in the case of any such Exchange Note, the earliest to occur of (i) an Exchange Registration Statement covering the exchange of such Exchange Note for Notes and the resale of such Exchange Note, has been declared effective by the SEC and such Exchange Note has been disposed of in accordance with such effective Registration Statement, (ii) a Shelf Registration Statement covering any Exchange Note as to which Section 2(c) hereof is applicable has been declared effective by the SEC,
          (iii) such Exchange Note is sold in compliance with Rule 144, (iv) such Exchange Note ceases to be outstanding for purposes of the Indenture or (v) the Exchange Offer has been consummated in accordance with Section 2 hereof.

          Registration Effective Date:  December 31, 2000
          ---------------------------

          Registration Statement:  Any registration statement of the Company,
          ----------------------
          including, but not limited to, the Exchange Registration Statement and the Shelf Registration Statement, that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule
          --------
          may be amended from time to time, or any similar rule (other than Rule
          144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A promulgated under the Securities Act, as such
          ---------
          Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule
          --------
          may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The United States Securities and Exchange Commission.
          ---

          Securities Act:  The United States Securities Act of 1933, as amended,
          --------------
          and the rules and regulations of the SEC promulgated thereunder.

          Shelf Notice:  Has the meaning provided in Section 2(c) hereof.
          ------------

          Shelf Registration:  Has the meaning provided in Section 3(a) hereof.
          ------------------

          Shelf Registration Statement:  shall mean a "shelf" registration
          ----------------------------
          statement of the Company which covers all of the Registrable Notes on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          Staff:  The staff of the SEC.
          -----

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Trustee(s):  The trustee under the Indenture governing the Exchange
          ----------
          Notes.

          Underwritten registration or underwritten offering: A registration in
          --------------------------------------------------
          which securities of the Issuer are sold to an underwriter for reoffering to the public.

2.  Exchange Offer
    --------------

          (a) The Issuer shall use its reasonable commercial efforts to file with the SEC no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all of the IRL Notes for a like aggregate principal amount of debt securities of the Company which are identical in all material respects to the IRL Notes (the "Exchange Notes") and which are entitled to the benefits of an indenture between the Issuer and a Trustee (selected by the Issuer and reasonably acceptable to the Representative) which are identical in all material respects to the substantive terms of IRL Agreement other than (i) such changes to the Indenture as are necessary to comply with the express requirements of the TIA, as amended, (ii) the holders of Exchange Notes subject to the Indenture shall not have the benefit of the "Guaranty" under the Guaranty and Collateral Agreement or the pledge and security interests granted by the Guarantors thereunder (and each Lender hereby acknowledges and agrees that upon its acceptance of an Exchange Note in exchange for its Note, it shall thereafter hold an unsecured obligation of the borrower which shall not have the benefit of any guaranties or credit support), (iii) the indenture shall provide that, subject to Section 9.02(c) of the Increasing Rate Term Loan Agreement, holders of Loans and holders of Exchange Notes, collectively or on a combined basis, will vote as one class (for all purposes of this of the Increasing Rate Term Loan Agreement and the Indenture) except as mandated by the express requirements of the Trust Indenture Act and which has been qualified under the TIA, (iv) interest on the Exchange Notes shall occur from the last date on which interest was paid on the IRL Notes (v) the Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act, (the "Indenture") and (vi) the Exchange Notes shall contain no restrictive legend or transfer restrictions thereon. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Issuer agrees to use its reasonable commercial efforts to (x) cause the Exchange Registration Statement to be filed with the SEC on or before the Filing Date; (y) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to the Holders; and (z) consummate the Exchange Offer on or prior to the Registration Effective Date. If after such Exchange Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement during the period of interference, until the offering of the Exchange Notes pursuant to the Exchange Registration Statement may resume. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act or applicable state securities or blue sky laws, and that such Holder in not an "affiliate" of the Issuer within the meaning of the Securities Act and to acknowledge that such Holder is exchanging a secured and guaranteed debt security for an unsecured and unguaranteed debt security, and that such Holder's rights and powers shall be subject to Section 9.2(c) of the Increasing Rate Term Loan Agreement and the corresponding provisions of the Indenture. Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuer shall have no further obligation to register Registrable Notes (other than in respect of any Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Notes shall be included in the Exchange Registration Statement.

          (b) The Issuer shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Representative, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies, in the reasonable judgment of the Representative and its counsel, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

          The Issuer shall use its reasonable commercial efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by any Participating Broker-Dealer subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not extended beyond the earlier of (i)
--------  -------
the date in which the Issuer is no longer required (in the sole judgment of the Representative) to permit resales of

Exchange Notes and (ii) 540 days after the consummation of the Exchange Offer (or such later date if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

          Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the IRL Notes surrendered in exchange therefor or, if no interest has been paid on the IRL Notes, from the date of issuance of the IRL Notes.

          In connection with the Exchange Offer, the Issuer shall:

          (1) mail to each holder of the IRL Notes a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the borough of Manhattan, in the City of New York, New York;

          (3) permit holders to withdraw tendered IRL Notes at any time prior to 5:00 p.m. New York time, on the last business day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer, the Issuer shall:

          (1) accept for exchange all IRL Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer;

          (2) deliver or cause to be delivered to the Trustee for cancellation all Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each holder of IRL Notes, Exchange Notes equal in principal amount to the IRL Notes of such Holder so accepted for exchange.

          The Exchange Notes to be issued under the Indenture shall not be subject to transfer restrictions.

          (c) If (i) because of any change in law, SEC rules or regulations or currently prevailing interpretations of the Staff of the SEC, the Issuer is not permitted to effect an Exchange Offer, (ii) holders of a majority in aggregate principal amount of Registrable Notes may so request at any time after the Registration Effective Date and the Exchange Offer shall have not been consummated, (iii) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Issuer within the meaning of the Securities Act), or (iv) at the Issuer's sole option, the Issuer shall promptly deliver written notice thereof (the "Shelf Notice") to the

Trustee and, in the case of clauses (i) and (iv) above, all Holders, in the case of clause (ii) above, the holders of IRL Notes so requesting,, and, in the case of clause (iii) above, the affected Holder, and shall file a Shelf Registration pursuant to Section 3 hereof.

3.  Shelf Registration
    ------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a) Shelf Registration.  The Issuer shall as promptly as reasonably
              ------------------
practicable after delivery of the Shelf Notice (i) in a transaction not involving any public offering, exchange Exchange Notes for Notes and (ii) file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Shelf Registration"). If the Issuer shall not have yet filed an Exchange Registration Statement, the Issuer shall use its best efforts to file with the SEC the Shelf Registration on or prior to the Filing Date. The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by Holders of at least a majority of the Registrable Notes included in the Shelf Registration (including, without limitation, one or more underwritten offerings). The Issuer shall not permit any securities other than the Registrable Notes to be included in the Shelf Registration.

          The Issuer shall use its reasonable commercial efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the first Event Date and to keep the Shelf Registration continuously effective under the Securities Act until the date which is two years from the date of the issuance of any Exchange Note (or one year in the case of a Shelf Notice pursuant to Section 2(c)(ii) hereof), subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when all Registrable Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration.

          (b) Withdrawal of Stop Orders.  If the Shelf Registration ceases to be
              -------------------------
effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuer shall use its reasonable commercial efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c) Supplements and Amendments.  The Issuer shall promptly supplement
              --------------------------
and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any managing underwriter of such Registrable Notes.

4.  Additional Interest
    -------------------

          (a) The Issuer and the Representative agree that the holders of IRL Notes and/or the Holders of Registrable Notes, as the case may be, will suffer damages if the Issuer fails to fulfill its obligations under Section 2 or
Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuer agrees to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances and to the extent set forth below:

           (i) if neither the Exchange Registration Statement nor a Shelf Registration has been filed on or prior to the Filing Date, then, commencing on the first day after the Filing Date, Additional Interest shall accrue on the IRL Notes over and above the stated interest at a rate of .50% per annum;

           (ii) if neither the Exchange Registration Statement nor a Shelf Registration is declared effective by the SEC on or prior to the Registration Effective Date, then, commencing on the first day after the Registration Effective Date, Additional Interest shall accrue on the Notes or the Exchange Notes included or which should have been included in such Registration Statement over and above the stated interest at a rate of .50% per annum; and

           (iii) if (A) the Issuer has not exchanged Exchange Notes for all IRL Notes validly tendered in accordance with the terms of the Exchange Offer or (B) the Exchange Registration Statement ceases to be effective at any time after the Filing Date and prior to the time that the Exchange Offer is consummated or (C) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective after the Registration Effective Date at any time during the Effectiveness Period, then Additional Interest shall accrue (over and above any interest otherwise payable on such Notes or Exchange Notes) at a rate of .50% per annum commencing on (x) the first day after Registration Effective Date with respect to the Notes not exchanged by the Company, in the case of (A) above, or (y) the day (which shall not be earlier than the first day after the Registration Effective Date) the Exchange Registration Statement ceases to be effective in the case of (B) above, or (z) the day (which shall not be earlier than the first day after the Registration Effective Date) such Shelf Registration ceases to be effective in the case of (C) above (it being understood and agreed that, notwithstanding any provision to the contrary, so long as any Exchange Note which is the subject of a Shelf Notice is then covered by an effective Shelf Registration Statement, no Additional Interest shall accrue on such Exchange Note);

     provided, however, that notwithstanding the foregoing, the Additional
     --------  -------
     Interest rate on any affected Note may not exceed at any one time in the aggregate .50% per annum; provided, further, that (1) upon the filing of
                               --------  -------
     the Exchange Registration Statement or a Shelf Registration (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Registration Statement or the Shelf Registration (in the case of clause (ii) of this Section 4(a)), or (3) upon the exchange of Exchange Notes for all Notes validly tendered (in the case of clause (iii)(A) of this Section 4(a)), or upon the effectiveness of the Exchange Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (iii)(C) of this
     Section 4(a)), Additional Interest on the affected Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue; and provided, further that notwithstanding anything to
                          --------  -------
     the contrary, if Additional Interest would otherwise be required to accrue and be payable under clause (i) or (ii) of this Section 4(a) due solely to the terms of the Exchange Notes, then (1) no Additional Interest shall accrue or be payable, and (2) this Agreement and the Issuer's obligations shall automatically terminate without requiring any further action.

          (b) The Issuer shall notify the Representative within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). The Issuer shall pay the Additional Interest due on Notes by depositing with the paying agent or the Administrative Agent, as the case may be (which shall not be the Company for these purposes) for the Notes, in trust, for the benefit of the holders thereof, prior to 11:00 A.M. on the next interest payment date specified by the Indenture (or the Increasing Rate Term Loan Agreement with respect to the IRL Notes), sums sufficient to pay the Additional Interest then due. Any amounts of Additional Interest due pursuant to clauses (a) or (a)(ii) of this Section 4 will be payable to the holders or Holders of affected Notes in cash on each interest payment date specified by the Indenture (or the Increasing Rate Term Loan Agreement with respect to the IRL Notes) to the record holders entitled to receive the interest payment to be made on such date, commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the affected Notes of such holders or Holders, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.  Registration Procedures
    -----------------------

          In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Issuer shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuer hereunder, the Issuer shall:

          (a) Prepare and file with the SEC prior to the Filing Date a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its reasonable commercial efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3
        --------  -------
hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer shall, if requested, furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Issuer shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this Section 5.

          (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and if requested by such selling holders, Participating Broker-Dealers or managing underwriters confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuer, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose,
(iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers, the representations and warranties of the Issuer contained in any agreement (including any underwriting agreement), contemplated by Section 5(n) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the

Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the determination by the Issuer that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its reasonable commercial efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes for sale in any jurisdiction, and, if any such order is issued, to use its reasonable commercial efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration is filed pursuant to Section 3 hereof and if reasonably requested by the managing underwriter or underwriters (if any), or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and
(iii) supplement or make amendments to such Registration Statement.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Issuer, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable

Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuer, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use its reasonable commercial efforts to register or qualify such Registrable Notes (and to cooperate with selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however,
                                                           --------  -------
that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuer agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that the Issuer shall not be required to (A)
           --------  -------
qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request at least two business days prior to the closing of any sale of Registrable Notes to the managing underwriter or underwriters.

          (j) Use its reasonable commercial efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof or the underwriter or underwriters, if any, to dispose of such Registrable Notes, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case the Issuer will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(ii), 5(c)(iii), 5(c)(iv), 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuer, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Use its reasonable commercial efforts to cause the Registrable Notes covered by a Registration Statement or the Exchange Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the Exchange Notes, as the case may be, or the managing underwriter or underwriters, if any.

          (m) Not later than the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes or Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes or Exchange Notes, as the case may be.

          (n) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuer and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Issuer and written updates thereof in form, scope and substance reasonably satisfactory to the

                                                                         Page 14
managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt similar to the Notes; (iii) obtain "comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings of debt similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Issuer and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer and its respective subsidiaries to make available for inspection all information reasonably requested by any such Inspector in connection with such Registration Statement; provided that the foregoing inspection and other information gathering shall be coordinated for the selling Holders and Participating Broker-Dealers and any attorney, accountant or agent retained by them by one counsel determined by the holders of a majority of the Registrable Securities. Records which the Issuer determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the written opinion of counsel (a copy of which shall be delivered to the Issuer) for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer unless and until such information is generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Issuer's sole expense.

          (p) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture provided for in
Section 2(a) hereof to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under such Indenture and the Holders of the Registrable Notes, to effect such changes to such Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable commercial efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such Indenture to be so qualified in a timely manner.

          (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the SEC for filing the applicable report with the SEC) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r) If an Exchange Offer is consummated, upon delivery of the IRL Notes by holders to the Issuer (or to such other Person as directed by the Issuer) in exchange for the Exchange Notes the Issuer shall mark, or cause to be marked, on such IRL Notes that such IRL Notes are being cancelled in exchange for the Exchange Notes; in no event shall such Bridge Notes be marked as paid or otherwise satisfied.

          (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (t) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

          The Issuer may require each seller of Registrable Notes as to which any Registration Statement is being effected to furnish to the Issuer such information regarding such seller and the distribution of such Registrable Notes as the Issuer may, from time to time, reasonably request. The Issuer may exclude from such Registration Statement the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such seller not materially misleading.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Issuer of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Issuer shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6.  Registration Expenses
    ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer shall be borne by the Issuer whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of White & Case LLP in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale of Registrable Securities by a Holder), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or sold by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuer, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "comfort" letters required by or incident to such performance by or incident to such performance),
(vi) rating agency fees, if any, and any fees associated with making the Registrable Notes or Exchange Notes eligible for trading through The Depository Trust Company, (vii) Securities Act liability insurance, if the Issuer desires such insurance, (viii) fees and expenses of all other Persons retained by the Issuer, (ix) internal expenses of the Issuer (including, without limitation, all salaries and expenses of officers and employees of the Issuer performing legal or accounting duties), (x) the expense of any annual audit, (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or any inter-dealer quotation system, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

          (b) The Issuer shall (i) reimburse the Holders of the Registrable Notes being registered in a Shelf Registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in such Registration Statement and (ii) reimburse the reasonable out-of-pocket expenses (other than legal expenses) of Holders of Registrable Notes incurred in connection with the registration and sale of the Registrable Notes pursuant to a Shelf Registration or in connection with the exchange of Registrable Notes pursuant to the Exchange Offer. In addition, the Issuer shall reimburse the Representative for the reasonable fees and expenses of counsel in connection with the Exchange Offer, which shall be White & Case LLP.

          7.  Indemnification.  (a)  The Issuer agrees to indemnify and hold
              ---------------
harmless each Holder of Registrable Notes offered pursuant to a Shelf Registration Statement and each Holder and Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the affiliates, directors, officers, agents, representatives and employees of each such Person or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act (each, a "Participant") from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Registrable Notes or Exchange Notes, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided,
                                                                       --------
however, that the Issuer will not be required to indemnify a Participant if (i)
-------
such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuer in writing by or on behalf of such Participant expressly for use therein or (ii) such Participant sold to the person asserting the claim the Registrable Notes or Exchange Notes which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and it is determined in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable laws, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuer with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuer, its affiliates, directors, officers, agents, representatives and employees and each Person who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to each Participant, but only with reference to information relating to such Participant furnished to the Issuer in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand (each a "proceeding") shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, at its election may assume the defense of such proceeding with counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person (or an affiliate or controlling person thereof) and the Indemnified Person , and such Indemnified Person shall have been advised in writing by counsel that either (x) there may be one or more legal defenses available to it which are different from or in addition to those available to such Indemnifying Person or such affiliate or controlling person or (y) a conflict of interest may exist if such counsel represents such Indemnified Person and such Indemnifying Person or its affiliate or controlling person; provided, however, that the failure to so notify the
                       --------  -------
Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any proceeding where the Indemnifying Person is entitled to assume the defense thereof, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and any such separate firm for the Issuer, its affiliates, directors, officers, agents, representatives and employees and such control Persons of the Issuer shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Person of the aforesaid and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable
            --------  -------
for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (d) The Indemnifying Person's liability to any Indemnified Person hereunder shall not be extinguished solely because any other Indemnified Person is not entitled to indemnity hereunder.

          (e) The indemnification provided for hereunder will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person or any officer, director or controlling Person of such Indemnified Person, and will survive the transfer of the Notes during any applicable period.

          (f) If the indemnification provided for in Section 7(a) and 7(b) hereof is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, than each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause
(i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (g) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (h) The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          8.  Rules 144 and 144A.  The Company covenants that it will file the
              ------------------
reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner the information required by Rule 144(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

          9.  Underwritten Registrations.  If any of the Registrable Notes
              --------------------------
covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Issuer and reasonably acceptable to Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          10. Miscellaneous. (a) No Inconsistent Agreements. The Issuer
              -------------      --------------------------
has not entered, as of the date hereof, and the Issuer shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof.

          (b) Adjustments Affecting Registrable Notes.  The Issuer shall not,
              ---------------------------------------
directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding IRL Notes or, after the issuance thereof, Registrable Notes. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be
           --------  -------
amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d) Notices.  All notices and other communications (including without
              -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

          1. if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth in the records of the registrar under the Indenture, with a copy in like manner to the Representative as follows:

                      The Chase Manhattan Bank
                      270 Park Avenue
                      New York, New York
                      Attention:  Daniella Cassognol

                      with a copy to:

                      White & Case LLP
                      1155 Avenue of the Americas
                      New York, NY 10036-2787
                      USA
                      Attention:  Michael S. Goetz

2.  if to the Issuer, as follows:

                      Wyndham International, Inc.
                      1950 Stemmons Freeway
                      Suite 6001
                      Dallas, Texas 75207
                      Attention: Chief Financial Officer


                      with a copy to:

                      Goodwin Proctor & Hoar LLP
                      Exchange Place
                      Boston, MA  02109
                      Attn:  Steven Ellis

                      Skadden, Arps, Slate
                      Meager & Flom LLP
                      919 Third Avenue
                      New York, NY  10022
                      Attn:  Randall Doud

          All such notices and communications shall be deemed to have been duly given when actually delivered, upon receipt of telecopy or 4 Business Days after depositing it in the mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth above until notice of a change thereof is delivered as provided in this clause (d).

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in the Indenture (if same is then in effect).

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning thereof.

          (h) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Notes Held by the Issuer or its Affiliates. Whenever the consent
              ------------------------------------------
or approval of holders of a specified percentage of Notes or Registerable Notes is required hereunder, Notes and Registerable Notes held by the Issuer or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

          (k) Third Party Beneficiaries.  All holders of IRL Notes and
              -------------------------
Registrable Notes and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

                                 *    *     *

          IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first written above.

                              Issuer:

                              WYNDHAM INTERNATIONAL, INC.

                              By:  /s/ Richard L. Mahoney
                                   ----------------------------------
                                   Title:  Chief Financial Officer

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written:

THE CHASE MANHATTAN BANK

By:  /s/ Thomas H. Kozlark
     ------------------------------------
     Title:  Vice President

                                                                       EXHIBIT E

                          FORM OF CLOSING CERTIFICATE

                             [NAME OF LOAN PARTY]




           I, the undersigned, the [Trustee] [Secretary/Assistant Secretary] of [NAME OF LOAN PARTY] [NAME OF GENERAL PARTNER OF THE APPLICABLE PARTNERSHIP LOAN
PARTY, the General Partner of                ], a [trust] [corporation]
                             ---------------
[partnership] [limited liability company] organized and existing under the laws
of the State of                 (the "Company"), DO HEREBY CERTIFY that:
                ---------------


           1. This Certificate is furnished pursuant to Section 4.01(f) to the Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999, among Wyndham International, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto from time to time, Chase Securities ("CSI"), as Lead Arranger and Book Manager, Bear Stearns Corporate Lending Inc., as Co-Arranger and Syndication Agent, Bankers Trust Company, as Syndication Agent and The Chase Manhattan Bank ("Chase"), as Administrative Agent (such Increasing Rate Note Purchase and Loan Agreement as in effect on the date of this Certificate, being herein called the "IRL Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the IRL Agreement.

           2. The following named individuals are presently the elected officers of the Company. Each holds the office of the Company set forth opposite his or her name below and has held such office as of the date of signing of any Loan Document. The signature written opposite the name and title of each such officer below is his or her correct signature.


         Name/1/                    Office                    Signature

   ---------------------     ---------------------     ---------------------

   ---------------------     ---------------------     ---------------------

   ---------------------     ---------------------     ---------------------

   ---------------------     ---------------------     ---------------------


----------------------

/1/ Include name, office and signature of each officer who will sign any Loan Document.

                                                                       Exhibit E
                                                                          Page 2

          3. Attached hereto as Exhibit A is a true and correct copy of the [Declaration of Trust] [Certificate of Incorporation of the Company] [Certificate of Partnership of the Company] [Certificate of Limited Partnership of the Company] [Certificate of Limited Liability Company] as filed in the Office of the Secretary of State of the State of its formation, together with all amendments thereto adopted through the date hereof.

          4. Attached hereto as Exhibit B is a true and correct copy of the [Trust Agreement] [By-Laws of the Company] [Partnership Agreement of the Company] [Limited Liability Company Agreement], together with all amendments thereto, which were duly adopted and are in full force and effect on the date hereof.

           5. Attached hereto as Exhibit C is a true and correct copy of
resolutions which were duly adopted on             , 1999 by [the Trustee]
                                       ------------
[unanimous written consent of the Board of [Directors] [Managers] of the Company] [the written consent of [the required percentage] of the Partners of the Company] [the written consent of the General Partner of the Company], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Company which deal with the execution, delivery or performance of any of the Loan Documents to which the Company is party.

          6. I know of no proceeding for the dissolution or liquidation of the Company or threatening its existence.

          IN WITNESS WHEREOF, I have hereunto set my hand this       day of
                                                                ----
June, 1999.

                                        [NAME OF LOAN PARTY]


                                        By:
                                            -------------------------------
                                            Name:
                                            Title:

                                                                       Exhibit F



                          GOODWIN, PROCTER & HOAR LLP

                              COUNSELLORS AT LAW
                             599 LEXINGTON AVENUE
                              NEW YORK, NY 10022


                                                        TELEPHONE (212) 813-8800
                                                       TELECOPIER (212) 355-3333


                                 June 30, 1999


The Chase Manhattan Bank
380 Madison Avenue
New York, New York 10017

Each of the Lenders
 (as defined in the
  Credit Agreements)

     Re:  $1,800,000,000 Senior Credit Facility and
          $650,000,000 Increasing Rate Note Facility
          in favor of Wyndham International, Inc.
          ------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Wyndham International, Inc., a Delaware corporation (the "Borrower"), in connection with the preparation, execution and delivery of the Credit Agreement dated as of June 30, 1999 (the "Senior Credit Agreement") among the Borrower, the Lenders party thereto, NationsBank, N.A., as Syndication Agent, Bankers Trust Company, as Syndication Agent, Credit Lyonnais New York Branch, as Documentation Agent, Bear Stearns Corporate Lending Inc., as Co-Documentation Agent, The Chase Manhattan Bank, as Administrative Agent. We have also acted as special counsel to the Borrower in connection with the preparation, execution and delivery of the Increasing Rate Note Purchase and Loan Agreement dated as of June 30, 1999 (the "IRN Agreement"; together with the Senior Credit Agreement, the "Credit Agreements") among the Borrower, the Lenders party thereto, Bear Stearns Corporate Lending Inc., as Co-Arranger and Syndication Agent, Bankers Trust Company, as Syndication Agent, and The Chase Manhattan Bank, as Administrative Agent. We have also acted as special counsel to those certain affiliates of the Borrower listed on Schedule I hereto (the
                                                      ----------
"Affiliate Guarantors") and on Schedule II hereto (the "Affiliate Pledgors";
                               -----------
together with the Borrower and the Affiliate Guarantors, the "Borrower Parties") in connection with the preparation, execution and delivery of the Guaranty and Collateral Agreement (as defined in the Credit Agreements).

     All capitalized terms used herein which are not otherwise defined herein and which are defined in the Senior Credit Agreement shall have the meanings assigned to such terms in the Senior Credit Agreement. This opinion is delivered to you pursuant to Section 4.01(g) of the Credit Agreements.

                          GOODWIN, PROCTER & HOAR LLP


The Chase Manhattan Bank
Lenders
June 30, 1999
Page 2

   In connection with the transactions contemplated by the Credit Agreements, we have reviewed and relied solely upon originals, or copies certified or otherwise authenticated to our satisfaction, of the following documents, each dated on or as of June 30, 1999, except as otherwise indicated:

        A.  The Senior Credit Agreement;

        B.  The IRN Agreement;

        C. The Guaranty and Collateral Agreement (the "Guaranty and Collateral Agreement") by the Affiliate Guarantors and the Affiliate Pledgors in favor of The Chase Manhattan Bank, as Collateral Agent (in such capacity, "Collateral Agent");

        D. UCC-1 Financing Statements (the "Financing Statements"), each naming an Affiliate Pledgor as debtor and Collateral Agent as secured party, which are to be filed in the appropriate filing offices (the "UCC Filing Offices") with respect to the Collateral (as defined in the Guaranty and Collateral Agreement) of each Affiliate Pledgor;

        E. Copies of the certificates of incorporation and by-laws, limited liability company agreements, partnership agreements, certificates of partnership and other organizational documents (collectively, the "Organizational Documents"), as the case may be, of each of the Borrower Parties;

        F. Copies of resolutions of the respective directors, members and general partners, as the case may be, of each of the Borrower Parties authorizing the transactions contemplated by the Credit Agreements; and

        G. Copies of the certificates listed on Schedule III hereto issued by appropriate officials of the jurisdictions of organization of each of the Borrower Parties.

   The documents identified under items A through D above are collectively referred to herein as the Credit Documents".

   In rendering the opinions set forth below, we have assumed, without independent investigation or verification, (i) the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies, the genuineness, accuracy, authenticity, and completeness of all signatures on all documents submitted to us as executed and the legal capacity of all natural

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 3

persons executing all documents submitted to us as executed, and (ii) that the execution, delivery and performance by each of the Borrower Parties of each of the Credit Documents to which such corporation, partnership or limited liability company is a party do not contravene or constitute a breach of or default under any applicable provision of the laws of any jurisdiction other than the laws of the United States, the laws of the State of New York, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act, or any applicable regulations thereunder or under any judgment, injunction, order, decree or other instrument binding upon any of the Borrower Parties.

     You have also authorized us to assume, and we have done so without undertaking any independent investigation, that: (i) the Lenders have all requisite power and authority and are validly existing and in good standing under their organizational documents and under the laws of the state of their organization, to enter into, execute and deliver the Credit Documents and otherwise to assume and perform the obligations on their part to be assumed and performed as contemplated by the Credit Documents and that no consent, approval or authorization by the Lenders or any governmental authority is required in connection therewith; (ii) the Credit Documents are valid and binding agreements of the Lenders, enforceable in accordance with their respective terms; (iii) the execution, delivery and performance by the Lenders of the Credit Documents and the transactions contemplated therein have been duly authorized, executed and delivered by each of the Lenders; (iv) there are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement, or qualify the terms of the Credit Documents; and (v) the Collateral exists, the Affiliate Pledgors have sufficient rights in the Collateral for a security interest to attach, and the Lenders acquired the security interests in the Collateral in good faith, for value and without notice of any adverse claims (in each case, as such terms are defined for purposes of the Uniform Commercial
Code).

     We have also assumed, with your permission (even though the assumptions in this paragraph are known to us and to you to be contrary to fact), that each Affiliate Pledgor and each issuer of Collateral consisting of stock, membership interests in limited liability companies or partnership interests is organized under the laws of, and has its chief executive office and principal place of business in, the State of New York.

     Whenever a statement herein is qualified by "known to us," "to our knowledge," or any similar phrase, it is intended to be limited to the present conscious awareness of the lawyers in this firm who had active involvement in negotiating the Credit Documents or preparing this opinion. We have not undertaken any independent investigation to determine the accuracy of any such statement, and any limited inquiry undertaken by us during preparation of this opinion

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 4

letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Borrower Parties.

     With respect to our opinion in paragraph 1 below regarding the existence and good standing of the Borrower Parties, we have relied solely on the certificates listed on Schedule III hereto.
                       ------------

     We express no opinion as to compliance with any environmental, gaming or liquor laws, rules and regulations.

     Members of our firm are admitted to the bar of the State of New York and we express no opinion other than as to the laws of the United States and the State of New York, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act, and the Delaware Limited Liability Company Act.

     Based upon and subject to the foregoing and to the matters set forth below, we are of the opinion that:

     1. Each of the Borrower Parties is a corporation, partnership or limited liability company (as the case may be), validly existing in good standing under the laws of its jurisdiction of organization (except as otherwise indicated on Annex III hereto), with corporate, partnership and limited liability company power (as the case may be) adequate for the execution and delivery of the Credit Documents to which it is a party and the performance of the transactions contemplated thereby.

     2. The execution and delivery by each of the Borrower Parties of the Credit Documents to which it is a party and the performance of the transactions contemplated therein are within its corporate, partnership or limited liability company authority (as the case may be), have been duly authorized by all necessary corporate, partnership or limited liability company action (as the case may be) and do not contravene any provision of the Organizational Documents of such Borrower Party.

     3. Each of the Credit Documents have been duly executed and delivered by each of the Borrower Parties which is a party thereto.

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 5


     4. The Credit Documents constitute valid and binding obligations of Borrower Parties party thereto, and are enforceable against such Borrower Parties in accordance with their respective terms. The opinion expressed in this paragraph 4 is subject to the following further qualifications:

         (i) Our opinion is subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

         (ii) The enforceability of the Credit Documents is subject to limitations imposed by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (iii) Certain remedies, waivers, and other provisions of the Credit Documents may not be enforceable, but such unenforceability does not render the Credit Documents invalid as a whole or preclude the practical realization of the principal benefits intended to be provided by the Credit Documents.

     5. The Guaranty and Collateral Agreement creates in favor of the Collateral Agent a security interest in the Collateral (as defined therein) as security for the Obligations (as defined therein). With respect to that portion of the Collateral that consists of shares of stock evidenced by certificates or that consists of Pledged Notes, upon the delivery of the original stock certificates, duly endorsed in blank or accompanied by an undated duly endorsed in blank stock power thereto, and the original Pledged Notes, duly endorsed in blank, to the Collateral Agent in New York, the security interest in such shares and Pledged Notes will be perfected. With respect to that portion of the Collateral that consists of membership interests in limited liability companies or partnership interests that, in either case, are not evidenced by certificates, upon the filing of the applicable Financing Statements, in each case naming the applicable Affiliate Pledgor as debtor and describing the applicable membership interest or partnership interest, in the appropriate filing offices under the Uniform Commercial Code, the security interest in such interests will be perfected.

     6. (i) No registration with, consent or approval of, notice to, or other action by, any governmental entity is required for the execution, delivery or performance of the Credit Documents by the Borrower Parties party thereto; and
(ii) the execution and delivery of the Credit Documents by the Borrower Parties party thereto and the performance of their respective obligations thereunder will not (a) violate or result in any breach of any of the terms, conditions or provisions of or constitute a default under any contract, indenture or other agreement known to

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 6

us, or (b) result in the creation of any lien, charge or encumbrance on any property or assets of any Borrower Party, contrary or pursuant to the terms of any contract, indenture or other agreement known to us, or (c) violate any existing law or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Borrower Parties or to transactions of the type contemplated by the Credit Documents, or any order known to us of any court or administrative agency by which any Borrower Party is bound or to which it is subject.

     7. The payment by the Borrower, and the receipt by the Lenders, of all principal, interest and other amounts to be paid pursuant to the Credit Documents will not violate the usury laws of the State of New York.

     8. In any proceedings duly taken in the courts of the State of New York (or a Federal court sitting in New York), the choice of New York law as the substantive law governing the Credit Documents would be recognized and such law would be applied. However, we express no opinion as to the law that would govern the perfection, the effect or perfection or non-perfection, or the priority, of any security interests.

     For purposes of the opinions set forth in paragraph 6 above, we have assumed, with your permission, that any contract, indenture or other agreement known to us which by its terms prohibits or restricts the "transfer", "sale" or "assignment" (in those terms or by similar terms of like import) by any Borrower Party of any membership interest or partnership interest or stock (but which does not expressly prohibit or restrict the pledge, hypothecation, or grant of a security interest in, such membership interest or partnership interest or stock) would not be construed to prohibit or restrict the ability of such Borrower Party to pledge and grant a security interest in such membership interest or partnership interest or stock to secure the Obligations, as provided in the Guaranty and Collateral Agreement. We express no opinion as to whether the foreclosure of any such security interest would (a) violate or result in any breach of any of the terms, conditions or provisions of or constitute a default under any contract, indenture or other agreement, (b) result in the creation of any lien, charge or encumbrance on any property or assets of any Borrower Party, contrary or pursuant to the terms of any contract, indenture or other agreement, or (c) violate any existing law or regulation, or any order of any court or administrative agency by which any Borrower Party is bound or to which it is subject.

     Also for purposes of the opinions set forth in paragraph 6 above, we have assumed, with your permission, that the consents delivered with respect to the agreements identified on Annex A hereto are sufficient to cure any violations, breaches of or defaults under such agreements arising from any of the transactions contemplated under the Credit Documents, which could be cured by a consent from the Person giving the same. We express no opinion

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 7

herein as to whether such assumption is reasonable. Also, excluded from the scope of the opinions set forth in paragraphs 2 and 6 above are any contraventions of the Organizational Documents of any Borrower Party and any violations, breaches of or defaults under any contract, indenture or other agreement known to us which, in any case, would be cured by consents that could be given or other actions that could be taken by Persons controlled by the Borrower, to the extent that such consents have not been given or other actions taken on the date hereof.

     Our opinions set forth herein are limited to the matters expressly set forth in this opinion letter, and no opinion is implied or may be inferred beyond the matters expressly so stated. The opinions rendered herein may not be used or relied upon by any person or entity other than the addressees hereof, any permitted assignee of any Lender who becomes a party to any Credit Agreement and any participant of any Lender in the Loans under any Credit Agreement, for any purpose whatsoever without our prior written consent in each instance.

     This opinion speaks as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein.

                                        Very truly yours,

                                        /s/ GOODWIN, PROCTER & HOAR LLP
                                        GOODWIN, PROCTER & HOAR LLP

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 8

                                  SCHEDULE I

                             Affiliate Guarantors
                             --------------------


1500 Canal Street Investors II, L.P.
Albuquerque C.I. Associates, L.P.
BJV Realty, Inc.
Boulders Carefree Sewer Corporation
Boulders Joint Venture
Burrllen Enterprises of Maryland
C.I. Albuquerque Lessee GP, LLC
C.I. Albuquerque Lessee, L.P.
Carefree Management LLC
Casa Marina Realty Corporation
CHC Hotels & Resorts Corp.
CHC Lease Partners
CHC REIT Lessee Corp.
CHC REIT Management Corp.
Chicago-ES Holding Corp.
CHMB, Inc.
Clubhouse Inns of America, Inc.
Criterion Hotel Management Corp.
Criterion NY Inc.
Crossroads Development Company
CSMC of Kalamazoo, Inc.
Deuce Management Company LLC
Family Suites Corporation
Family Suites Management Corporation
FS Development Corporation
GAH-II, L.P.
GH-Atlanta, LLC
GH-Chicago, Inc.
GH-Detroit, Inc.
GH-Greeneville, Inc.
GH-Providence, Inc.
GH Trademarks LLC
GH-Wichita, Inc.
GH-San Diego, Inc.
GHMB, Inc.

                        GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 9

GHV-Colorado, Inc.
OH V-Galveston, Inc.
Glenview Hospitality, L.P.
Grand Bay Management Company
Grand Bay Management LLC
Grand Heritage Hotels, Inc.
Grand Heritage Leasing, LLC
Grand Heritage Real Estate Group LLC
Grand Management Services, Inc.
HMG Beverage, Inc.
IHC/Burlington Corporation
IHC/Capital Corporation
IHC/Conshohocken Partnership, L.P.
IHC/Denver Partnership, L.P.
IHC/FS Development Corporation
IHC/Houston Partnership, L.P.
IHC/Interstone Partnership II, L.P.
IHC/Jacksonville Corporation
IHC/Jamaica Corporation
IHC/Maryville Hotel Corporation
IHC Member Corporation
IHC/Miami Beach Corporation
IHC Miami Mortgage Corporation
IHC/Park West Corporation
IHC/Reach Corporation
IHC Realty Corporation
IHC Realty Partnership, L.P.
IHC/Santa Maria Corporation
IHC/Texas Corporation
IHC Title Agency Corporation
IHP/Class B Partnership, L.P.
IHP Investment Company, L.L.C.
IHP Lessee, LLC
Interstate/Montour Associates, Ltd.
Interstone Three Partners I L.P.
Interstone/PAH Partners, L.P.
INTMB, Inc.
Kansas City Hospitality, L.P.
Key West Reach Limited Partnership

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 10

Marina Hospitality, L.P.
MBAH, Inc.
Melbourne Hospitality, L.P.
O-H Acquisition, Inc.
P.H.G., LLC
PA Hunt Valley Investors, L.P.
PA Troy Hospitality Investors, L.P.
PAH Acquisition Corporation
PAH Allen Operating Corporation
PAH Asset Management, LLC
PAH Batterymarch Operating Company, LLC
PAH Deuce GP, LLC
PAH GAH Holdings, LLC
PAH GAH Holding, L.P.
PAH GP, Inc.
PAH Leasing LLC
PAH LP, Inc.
PAH-River House, L.P.
PAH River North, LLC
PAH Stanly Holding LLC
PAH Ventana Canyon, L.P.
PAH Buttes L.L.C.
PAH-Carefree, L.P.
PAH-CI Holding, LLC
PAH-Columbus Holding, Inc.
PAH-DT Chicago O'Hare Partners, L.P.
PAH-DT Miami Airport Partners, L.P.
PAH-DT Minneapolis Suites Partners, L.P.
PAH-DT Park Place Partners, L.P.
PAH-DT Tallahassee Partners, L.P.
PAH-Franchise Holding, Inc.
PAH FF&E Holding, Inc.
PAHG FF&E Holding, Inc.
PAH-GBM, LLC
PAH-GP Allen Partners, L.P.
PAH-Grand Bay Miami, L.P.
PAH-Interest Holding, Inc.
PAH-Interstone, Inc.
PAH-IP Holding, Inc.

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 11

PAH-Management Corporation
PAHP FF&E Holding, Inc.
PAH-Pittsburgh CI Holding, Inc.
PAH-Pittsburgh, LLC
PAH-Real Estate Member, Inc.
PAH-RH, LLC
PAH-Summerfield Holding Corp.
PAH-Summerfield Leasing, Inc.
PAH -Summerfield LLC
PAH-T, LLC
PAH-Tampa, L.P.
PAH-WMC Holding, Inc.
PAH-Xerxes Holding, Inc.
PAHMB, Inc.
Park West Hotel Associates
Patriot American Hospitality, Inc.
Patriot American Hospitality Partnership, Inc.
Patriot Bougainvillea Development Company, LLC
Patriot Grand Heritage, LLC
Patriot Holding LLC
Patriot Land Holding LLC
Patriot Miami Note Holder, L.P.
Patriot Racetrack Land LLC
Peaks Real Estate Services, Inc.
PSMB, Inc.
PW Land Associates Limited Partnership
PWMB, Inc.
Richardson C.I. Associates, L. P.
Savannah C.I. Associates, L.P.
SFMB, Inc.
Sierra Suites Marketing Association
St. Louis C.I. Associates, L.P.
Summerfield Hotel Company, L.P.
Summerfield Hotel Corporation
Summerfield Suites Marketing Association
Syracuse Associates Corporation
Syracuse Realty Associates, L.P.
TCC Venezuela, L.C.
Toledo Hotel Investors, L.P.

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 12

Topeka C. I. Associates, L.P.
Waterfront Management Corporation
Water Street Hotel, Ltd.
WH Interest, Inc.
WHC Chicago, LLC
WHC Finance, L.P.
WHC Franchise Corporation
WHCMB, Inc.
WHCMB Overland Park, Inc.
WI Ohio Investors, Inc.
WMC II, Inc.
WYN Travel, Inc.
Wyndham Atlanta Lessee, LLC
Wyndham International Operating Partnership, L.P.
Wyndham IP Corporation
Wyndham Management Corporation
Wyndham Management II, LLC
Wyndham Summerfield Lessee, L.P.
Wyndham Summerfield Lessee, LLC
YO Hotel Investors, L.P.

                        GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 13

                                  SCHEDULE II

                              Affiliate Pledgors
                              ------------------

1500 Canal Street Investors II, L.P.
Albuquerque C.I. Associates, L.P.
BJV Realty, Inc.
Boulders Carefree Sewer Corporation
Boulders Joint Venture
Burrllen Enterprises of Maryland
C.I. Albuquerque Lessee GP, LLC
C.I. Albuquerque Lessee, L.P.
Carefree Management LLC
Casa Marina Realty Corporation
CHC Hotels & Resorts Corp.
CHC Lease Partners
CHC REIT Lessee Corp.
CHC REIT Management Corp.
Chicago-ES Holding Corp.
CHMB, Inc.
Clubhouse Inns of America, Inc.
Criterion Hotel Management Corp.
Criterion NY Inc.
Crossroads Development Company
CSMC of Kalamazoo, Inc.
Deuce Management Company LLC
Family Suites Corporation
Family Suites Management Corporation
FS Development Corporation
GAH-II, L.P.
GH-Atlanta, LLC
GH-Chicago, Inc.
GH-Detroit, Inc.
GH-Greeneville, Inc.
GH-Providence, Inc.
GH Trademarks LLC
GH-Wichita, Inc.
GH-San Diego, Inc.
GHMB, Inc.

                        GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 14

GHV-Colorado, Inc.
GHV-Galveston, Inc.
Glenview Hospitality, L.P.
Grand Bay Management Company
Grand Bay Management LLC
Grand Heritage Hotels, Inc.
Grand Heritage Leasing, LLC
Grand Heritage Real Estate Group LLC
Grand Management Services, Inc.
HMG Beverage, Inc.
IHC/Burlington Corporation
IHC/Capital Corporation
IHC/Conshohocken Partnership, L.P.
IHC/Denver Partnership, L.P.
IHC/FS Development Corporation
IHC/Houston Partnership, L.P.
IHC/Interstone Partnership II, L.P.
IHC/Jacksonville Corporation
IHC/Jamaica Corporation
IHC/Maryville Hotel Corporation
IHC Member Corporation
IHC/Miami Beach Corporation
IHC Miami Mortgage Corporation
IHC/Park West Corporation
IHC/Reach Corporation
IHC Realty Corporation
IHC Realty Partnership, L.P.
IHC/Santa Maria Corporation
IHC/Texas Corporation
IHC Title Agency Corporation
IHP/Class B Partnership, L.P.
IHP Investment Company, L.L.C.
IHP Lessee, LLC
Interstate/Montour Associates, Ltd.
Interstone Three Partners I L.P.
Interstone/PAH Partners, L.P.
INTMB, Inc.
Kansas City Hospitality, L.P.
Key West Reach Limited Partnership

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 15

Marina Hospitality, L.P.
MBAH, Inc.
Melbourne Hospitality, L.P.
O-H Acquisition, Inc.
P.H.G., LLC
PA Hunt Valley Investors, L.P.
PA Troy Hospitality Investors, L.P.
PAH Acquisition Corporation
PAH Allen Operating Corporation
PAH Asset Management, LLC
PAH Batterymarch Operating Company, LLC
PAH Deuce GP, LLC
PAH GAH Holdings, LLC
PAH GAH Holding, L.P.
PAH GP, Inc.
PAH Leasing LLC
PAH LP, Inc.
PAH-River House, L.P.
PAH River North, LLC
PAH Stanly Holding LLC
PAH Ventana Canyon, L.P.
PAH Buttes L.L.C.
PAH-Carefree, L.P.
PAH-CI Holding, LLC
PAH-Columbus Holding, Inc.
PAH-DT Chicago O'Hare Partners, L.P.
PAH-DT Miami Airport Partners, L.P.
PAH-DT Minneapolis Suites Partners, L.P.
PAH-DT Park Place Partners, L.P.
PAH-DT Tallahassee Partners, L.P.
PAH-Franchise Holding, Inc.
PAH FF&E Holding, Inc.
PAHG FF&E Holding, Inc.
PAH-GBM, LLC
PAH-GP Allen Partners, L.P.
PAH-Grand Bay Miami, L.P.
PAH-Interest Holding, Inc.
PAH-Interstone, Inc.
PAH-IP Holding, Inc.

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 16

PAH-Management Corporation
PAHP FF&E Holding, Inc.
PAH-Pittsburgh CI Holding, Inc.
PAH-Pittsburgh, LLC
PAH-Real Estate Member, Inc.
PAH-RH, LLC
PAH-Summerfield Holding Corp.
PAH-Summerfield Leasing, Inc.
PAH-Summerfield LLC
PAH-T, LLC
PAH-Tampa, L.P.
PAH-WMC Holding, Inc.
PAH-Xerxes Holding, Inc.
PAHMB, Inc.
Park West Hotel Associates
Patriot American Hospitality, Inc.
Patriot American Hospitality Partnership, Inc.
Patriot Bougainvillea Development Company, LLC
Patriot Grand Heritage, LLC
Patriot Holding LLC
Patriot Land Holding LLC
Patriot Miami Note Holder, L.P.
Patriot Racetrack Land LLC
Peaks Real Estate Services, Inc.
PSMB, Inc.
PW Land Associates Limited Partnership
PWMB, Inc.
Richardson C.I. Associates, L.P.
Savannah C.I. Associates, L.P.
SFMB, Inc.
Sierra Suites Marketing Association
St. Louis C.I. Associates, L.P.
Summerfield Hotel Company, L.P.
Summerfield Hotel Corporation
Summerfield Suites Marketing Association
Syracuse Associates Corporation
Syracuse Realty Associates, L.P.
TCC Venezuela, L.C.
Toledo Hotel Investors, L.P.

                        GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 17

Topeka C. I. Associates, L.P.
Waterfront Management Corporation
Water Street Hotel, Ltd.
WH Interest, Inc.
WHC Chicago, LLC
WHC Finance, L.P.
WHC Franchise Corporation
WHCMB, Inc.
WHCMB Overland Park, Inc.
WI Ohio Investors, Inc.
WMC II, Inc.
WYN Travel, Inc.
Wyndham Atlanta Lessee, LLC
Wyndham International, Inc.
Wyndham International Operating Partnership, L.P.
Wyndham IP Corporation
Wyndham Management Corporation
Wyndham Management II, LLC
Wyndham Summerfield Lessee, L.P.
Wyndham Summerfield Lessee, LLC
YO Hotel Investors, L.P.

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 18

                                 SCHEDULE III

                    Certificates Issued by Officials of the
             Jurisdictions of Organization of the Borrower Parties
             -----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                     Entity                       Jurisdiction        Received Good        Received Bring Down
                                                                        Standing              Good Standing
-----------------------------------------------------------------------------------------------------------------
 Patriot American Hospitality, Inc.                    DE               Y-5/28/99              Yes 6/29/99
-----------------------------------------------------------------------------------------------------------------
 Wyndham International, Inc.                           DE               Y-5/28/99              Yes 6/29/99
-----------------------------------------------------------------------------------------------------------------
 1500 Canal Street Investors II, L.P.                  DE               Y-6/3/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 Albuquerque C.I. Associates, L.P.                     KS               Y-6/25/99              Yes 6/29/99
-----------------------------------------------------------------------------------------------------------------
 BJV Realty, Inc.                                      AZ         Not in Good Standing    Not in Good Standing
-----------------------------------------------------------------------------------------------------------------
 Boulders Carefree Sewer Corporation                   AZ               Y-6/23/99              Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 C.I. Albuquerque Lessee GP, LLC                       DE               Y-6/3/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 C.I. Albuquerque Lessee, L.P.                         DE               Y-6/3/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 Carefree Management LLC                               DE               Y-6/3/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 Casa Marina Realty Corporation                        DE               Y-6/1/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 CHC Hotels & Resorts Corp.                            FL               Y-6/2/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 CHC REIT Lessee Corp.                                 FL               Y-6/2/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 CHC REIT Management Corporation                       FL               Y-6/2/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 Chicago-ES Holding Corp.                              DE               Y-6/2/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 CHMB, Inc.                                            TX               Y-6/7/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 Clubhouse Inns of America, Inc.                       KS               Y-5/28/99              Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 Criterion Hotel Management Corp.                      FL               Y-6/2/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 Criterion NY Inc.                                     FL               Y-6/2/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 Crossroads Development Company                        DE               Y-6/1/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------
 CSMC of Kalamazoo, Inc.                               MI               Y-6/1/99               Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 19

-------------------------------------------------------------------------------------------------------
                Entity                    Jurisdiction      Received Good       Received Bring Down
                                                              Standing             Good Standing
-------------------------------------------------------------------------------------------------------
 Deuce Management Company LLC                 TX              Y-6/1/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 Family Suites Corporation                    DE              Y-6/1/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 Family Suites Management Corporation         DE              Y-6/3/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 FS Development Corporation                   DE              Y-6/3/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GH-II, LP                                    DE              Y-6/3/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GH-Atlanta, LLC                              MD              Y-6/3/99          Not in Good Standing
-------------------------------------------------------------------------------------------------------
 GH-Chicago, Inc.                             IL              Y-6/23/99             Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GH-Detroit, Inc.                             MI              Y-6/1/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GH-Greeneville, Inc.                         TN              Y-6/2/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GH-Providence, Inc.                          RI              Y-6/3/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GH Trademarks LLC                            MD              Y-6/25/99            Bring down not
                                                                                     available
-------------------------------------------------------------------------------------------------------
 GH-Wichita, Inc.                             KS              Y-5/28/99             Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GH-San Diego, Inc.                           DE              Y-6/1/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GHMB, Inc.                                   TX              Y-6/1/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GHV-Colorado, Inc.                           CO              Y-6/9/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 GHV-Galveston, Inc.                          TX              Y-6/1/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 Glenview Hospitality, L.P.                   DE              Y-6/3/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 Grand Bay Management Company                 FL              Y-6/2/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 Grand Bay Management LLC                     DE              Y-6/1/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 Grand Heritage Hotels, Inc.                  MD              Y-6/3/99          Not in Good Standing
-------------------------------------------------------------------------------------------------------
 Grand Heritage Leasing, LLC                  MD              Y-6/3/99          Not in Good Standing
-------------------------------------------------------------------------------------------------------
 Grand Heritage Real Estate Group LLC         MD              Y-6/25/99            Bring down not
                                                                                     available
-------------------------------------------------------------------------------------------------------
 Grand Management Services, Inc.              FL              Y-6/2/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------
 HMG Beverage, Inc.                           TX              Y-6/1/99              Yes 6/25/99
-------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 20

---------------------------------------------------------------------------------------------------------------------------
               Entity                                 Jurisdiction            Received Good          Received Bring Down
                                                                                Standing                Good Standing
---------------------------------------------------------------------------------------------------------------------------
IHC/Burlington Corporation                                   VT                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Capital Corporation                                      DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Conshohoken Partnership, L.P.                            DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Denver Partnership, L.P.                                 DE                 Y-6/3/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/FS Development Corporation                               DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Houston Partnership, L.P.                                DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Interstone Partnership II, L.P.                          DE                 Y-6/3/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Jacksonville Corporation                                 DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Jamaica Corporation                                      DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Maryville Hotel Corporation                              DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC Member Corporation                                       DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Miami Beach Corporation                                  DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC Miami Mortgage Corporation                               DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Park West Corporation                                    DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Reach Corporation                                        DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC Realty Corporation                                       DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC Realty Partnership, L.P.                                 DE                 Y-6/3/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Santa Maria Corporation                                  DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC/Texas Corporation                                        DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHC Title Agency Corporation                                 DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHP/Class B Partnership, L.P.                                DE                 Y-6/3/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHP Investment Company, L.L.C.                               DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
IHP Lessee, L.L.C.                                           DE                 Y-6/16/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
Interstate/Montour Associates, Ltd.                          PA                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------
Interstone/PAH Partners L.P.                                 DE                 Y-6/1/99                  Yes 6/25/99
---------------------------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 21

----------------------------------------------------------------------------------------------------------------------------
                   Entity                              Jurisdiction           Received Good            Received Bring Down
                                                                                Standing                  Good Standing
----------------------------------------------------------------------------------------------------------------------------
Interstone Three Partners I L.P.                             DE                 Y-6/2/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
INTMB, Inc.                                                  DE                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Kansas City Hospitality, L.P.                                DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Marina Hospitality, L.P.                                     DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
MBAH, Inc.                                                   TX                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Melbourne Hospitality, L.P.                                  DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
O-H Acquisition, Inc.                                        DE                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
P.H.G., LLC                                                  MD                 Y-6/3/99             Not in Good Standing
----------------------------------------------------------------------------------------------------------------------------
PA Hunt Valley Investors, L.P.                               VA                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PA Troy Hospitality Investors, L.P.                          DE                 Y-6/28/99                 Yes 6/29/99
----------------------------------------------------------------------------------------------------------------------------
PAH Acquisition Corporation                                  DE                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH Allen Operating Corporation                              DE                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH Asset Management, LLC                                    DE                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH Batterymarch Operating Company, LLC                      DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH Deuce GP, LLC                                            DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH GAH Holdings, LLC                                        DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH GAH Holdings, L.P.                                       DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH GP, Inc.                                                 DE                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH Leasing LLC                                              DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH LP, Inc.                                                 DE                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH River House, L.P.                                        DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH River North, LLC                                         DE                 Y-6/1/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH Stanly Holding LLC                                       DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH Ventana Canyon, L.P.                                     DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
PAH-Buttes L.L.C.                                            DE                 Y-6/3/99                  Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------

                                                 GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 22

-----------------------------------------------------------------------------------------------------------------------------
              Entity                                     Jurisdiction       Received Good            Received Bring Down
                                                                              Standing                  Good Standing
-----------------------------------------------------------------------------------------------------------------------------
PAH-Carefree, L.P.                                           DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-CI Holding, LLC                                          DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Columbus Holding, Inc.                                   DE                 Y-6/2/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-DT Chicago O'Hare Partners, L.P.                         DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-DT Miami Airport Partners, L.P.                          DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-DT Minneapolis Suites Partners, L.P.                     DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-DT Park Place Partners, L.P.                             DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-DT Tallahassee Partners, L.P.                            DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Franchise Holding, Inc.                                  DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH FF&E Holding, Inc.                                       DE                 Y-6/1/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAHG FF&E Holding, Inc.                                      DE                 Y-6/1/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-GBM, LLC                                                 DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-GP Allen Partners, L.P.                                  DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Grand Bay Miami, L.P.                                    DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Interest Holding, Inc.                                   DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Interstone, Inc.                                         DE                 Y-6/15/99                 Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-IP Holding, Inc.                                         DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Management Corporation                                   DE                 Y-6/2/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAHP FF&E Holding, Inc.                                      DE                 Y-6/1/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Pittsburgh CI Holding, Inc.                              DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Pittsburgh, LLC                                          DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Real Estate Member, Inc.                                 DE                 Y-6/2/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-RH, LLC                                                  DE                 Y-6/3/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield Holding Corp.                                DE                 Y-6/2/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------
PAH-Summerfield Leasing, Inc.                                DE                 Y-6/2/99                  Yes 6/25/99
-----------------------------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 23

---------------------------------------------------------------------------------------------------------
                 Entity                Jurisdiction        Received Good           Received Bring Down
                                                             Standing                 Good Standing
---------------------------------------------------------------------------------------------------------
 PAH-Summerfield LLC                       DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 PAH-T, LLC                                DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 PAH-Tampa, L.P.                           DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 PAH-WMC Holding, Inc.                     DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 PAH-Xerxes Holding, Inc.                  DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 PAHMB, Inc.                               TX                 Y-6/1/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Patriot American Hospitality
  Partnership, L.P.                        VA                 Y-6/1/99                 Yes 6/29/99
---------------------------------------------------------------------------------------------------------
 Patriot Bougainvillea Development
  Company, LLC                             DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Patriot Grand Heritage, LLC               DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Patriot Holding LLC                       DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Patriot Land Holding LLC                  DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Patriot Miami Note Holder, L.P.           DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Patriot Racetrack Land LLC                DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 PSMB, Inc.                                CA                 Y-6/8/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 PW Land Associates Limited Partnership    PA                 Y-6/1/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 PWMB, Inc.                                DE                 Y-6/1/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Richardson C.I. Associates, L.P.          TX                 Y-6/1/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Savannah C.I. Associates, L.P.            GA                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 SFMB, Inc.                                DE                 Y-6/1/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Sierra Suites Marketing Association       KS                 Y-5/28/99                Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 St. Louis C.I. Associates, L.P.           MO                 Y-6/7/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Summerfield Hotel Company, L.P.           KS                 Y-6/7/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Summerfield Hotel Corporation             DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Summerfield Suites Marketing Association  DE                 Y-6/3/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------
 Syracuse Associates Corporation           DE                 Y-6/1/99                 Yes 6/25/99
---------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 24

----------------------------------------------------------------------------------------------------------------------------
                         Entity                         Jurisdiction          Received Good           Received Bring Down
                                                                                Standing                 Good Standing
----------------------------------------------------------------------------------------------------------------------------
TCC Venezuela, LC                                            FL                 Y - 6/2/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Syracuse Realty Associates, L.P.                             DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
The Key West Reach Limited Partnership                       DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
The Peaks Real Estate Services, Inc.                         AZ                 Y - 6/2/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Toledo Hotel Investors, L.P.                                 DE                 Y - 6/3/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Topeka C. I. Associates, L.P.                                KS                 Delinquent                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Waterfront Management Corporation                            DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
WH Interest, Inc.                                            TX                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
WHC Chicago, LLC                                             DE                 Y - 6/3/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
WHC Columbus Corporation                                     DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
WHC Finance, L.P.                                            DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
WHC Franchise Corporation                                    DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
WHCMB, Inc.                                                  DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
WHCMB Overland Park, Inc.                                    KS                 Y - 6/29/99             Bring Down not
                                                                                                          available
----------------------------------------------------------------------------------------------------------------------------
WI Ohio Investors, Inc.                                      DE                 Y - 6/3/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
WMC II, Inc.                                                 DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
WYN Travel, Inc.                                             KS                 Y - 6/14/99               Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Wyndham Atlanta Lessee, LLC                                  DE                 Y - 6/3/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Wyndham International Operating Partnership, L.P.            DE                 Y - 6/3/99                Yes 6/29/99
----------------------------------------------------------------------------------------------------------------------------
Wyndham IP Corporation                                       DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Wyndham Management Corporation                               DE                 Y - 6/1/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Wyndham Management II, LLC                                   DE                 Y - 6/3/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Wyndham Summerfield Lessee, L.P.                             DE                 Y - 6/3/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------
Wyndham Summerfield Lessee, LLC                              DE                 Y - 6/3/99                Yes 6/28/99
----------------------------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 25

----------------------------------------------------------------------------------------------------------------------------
                         Entity                         Jurisdiction          Received Good           Received Bring Down
                                                                                Standing                 Good Standing
----------------------------------------------------------------------------------------------------------------------------
YO Hotel Investors, L.P.                                     DE                 Y - 6/3/99                Yes 6/25/99
----------------------------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 26

                                    Annex A

                              Certain Agreements


-----------------------------------------------------------------------------------------------------------------------
       Entity                         Property                    Agreement                     Franchisor/Third
                                                                                                      Party
-----------------------------------------------------------------------------------------------------------------------
Wyndham International           Embassy Suites North            Embassy Suites                Embassy Suites
Operating Partnership,          Phoenix                         License Agreement             (PROMUS Hotels, Inc.)
L.P.                                                            dated November 1,
                                                                1996.
-----------------------------------------------------------------------------------------------------------------------
Wyndham International           Schaumberg Embassy              Embassy Suites                Embassy Suites
Operating Partnership,          Suites                          License Agreement             (PROMUS Hotels, Inc.)
L.P.                                                            dated October 14,
                                                                1998.
-----------------------------------------------------------------------------------------------------------------------
CHC Lease Partners              Four Points by                  ITT Sheraton                  ITT Sheraton
(licensee)                      Sheraton, Saginaw,              Corporation License           Corporation
                                Michigan                        Agreement dated
                                                                January 15, 1996.
-----------------------------------------------------------------------------------------------------------------------
CHC Lease Partners              Holiday Inn, Lenox              Conversion License            Holiday Inns
(franchisee)                    (a/k/a PAH Atlanta              Agreement dated               Franchising, Inc.
                                Buckhead), Atlanta,             December 22, 1993.
                                Georgia
-----------------------------------------------------------------------------------------------------------------------
CHC Lease Partners              Holiday Inn, North              Holiday Inn Change            Holiday Inns
                                West Houston, Texas             of Ownership                  Franchising,
                                                                License Agreement             Inc.
                                                                dated September 28,
                                                                1990, as amended by
                                                                Amendment to
                                                                License Agreement
                                                                dated October 2,
                                                                1995.
-----------------------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTER & HOAR LLP

The Chase Manhattan Bank
Lenders
June 30, 1999
Page 27

---------------------------------------------------------------------------------------------------------
     Entity            Property                     Agreement                      Franchisor/Third
                                                                                        Party
---------------------------------------------------------------------------------------------------------
 CHC Lease           Holiday Inn         Holiday Inn License Agreement (Change        Holiday Inns
 Partners            Northwest Plaza,    of Ownership and Renewal) dated January      Franchising, Inc.
                     Austin, Texas       30, 1992 between Holiday Inns Franchising,
                                         Inc. and Travis Real Estate Group Joint
                                         Venture and Amendment to License
                                         Agreement effective October 2, 1995 among
                                         Holiday Inns Franchising, Inc., Travis
                                         Real Estate Group Joint Venture and CHC
                                         Lease Partners.
---------------------------------------------------------------------------------------------------------
 CHC Lease           Holiday Inn         Holiday Inn Conversion License Agreement     Holiday Inns
 Partners            Select, North       dated August 13, 1993; Amendment to          Franchising, Inc.
 (licensee)          Dallas, Texas       Holiday Inn License Agreement for Brand
                                         Conversion to Holiday Inn Select dated
                                         June 16, 1995; Amendment to License
                                         Agreement dated October 2, 1995 between
                                         Holiday Inns Franchising, Inc., and CHS
                                         Lease Partners.
---------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTOR & HOAR LLP
The Chase Manhattan Bank
Lenders
June 30, 1999
Page 28

---------------------------------------------------------------------------------------------------------
      Entity                Property                    Agreement                 Franchisor/Third
                                                                                       Party
---------------------------------------------------------------------------------------------------------
CHC Lease Partners       Holiday Inn YO,                Holiday Inn               Holidays Inns
                         Kerville, Texas                Conversion License        Franchising, Inc.
                                                        Agreement dated
                                                        March 30, 1993.
---------------------------------------------------------------------------------------------------------
PAH Leasing, LLC         Grand Bay Carmel               Operating Lease           CV Ranch, L.P.
(lessee)                 Valley Ranch, Carmel,          dated January 7,
                         California                     1997, as amended on
                                                        January 31, 1998
                                                        and June 30, 1998.
---------------------------------------------------------------------------------------------------------
PAH Leasing, LLC         Courtyard by Marriott          Courtyard by              Marriott International,
(lessee)                 Beachwood, Ohio                Marriott Franchise        Inc.
                                                        Agreement dated
                                                        November 2, 1992,
                                                        as amended by
                                                        Amendment One to
                                                        Franchise
                                                        Agreement dated
                                                        November 2, 1992
                                                        as assigned by
                                                        Assignment of
                                                        Franchise
                                                        Agreement dated
                                                        July 1, 1997.
---------------------------------------------------------------------------------------------------------
PAH Leasing, LLC         Holiday Inn, Westlake,         Franchise                 Holiday Hospitality
                         Westlake, Ohio                 Agreement dated           Franchising, Inc.
                                                        July 1, 1997.
---------------------------------------------------------------------------------------------------------
PAH-Management           Chicago Embassy                License Agreement         Embassy Suites
Corporation              Suites                                                   (PROMUS) Hotels, Inc.
---------------------------------------------------------------------------------------------------------
CHC Lease Partners       Radisson Hotel and             License Agreement         Radisson Hotels
                         Suites T&C,                    Radisson Hotels           International, Inc.
                         Houston, TX                    International, Inc.
                                                        effective October
                                                        2, 1995 and
                                                        Addendum
                                                        (undated)
---------------------------------------------------------------------------------------------------------

                          GOODWIN, PROCTOR & HOAR LLP


The Chase Manhattan Bank
Lenders
June 30, 1999
Page 29

--------------------------------------------------------------------------------

      Entity             Property          Agreement          Franchisor/Third
                                                                    Party
--------------------------------------------------------------------------------

Kansas City          Radisson Kansas      Amended and       Radisson Hotels
Hospitality, L.P.    City, Kansas City,   Restated License  International, Inc.
                     MO                   Agreement date
                                          April 13, 1995
--------------------------------------------------------------------------------
1500 Canal Street    Radisson New         License Agreement  Radisson Hotels
Investors II, LP     Orleans, Northboro   dated January 12,  International, Inc.
                     LA                   1995
--------------------------------------------------------------------------------
GAH II, LP           Radisson Northbrook, Agreement          Radisson Hotels
                     Northbrook, IL       Amending and       International, Inc.
                                          Restating Radisson
                                          License
                                          Agreement, First
                                          and Second
                                          Addenda to
                                          License Agreement
                                          (each dated April
                                          30, 1997), Letter
                                          Agreement
                                          granting consent to
                                          Amendment
--------------------------------------------------------------------------------
CHC Lease Partners   Radisson Overland    Agreement          Radisson Hotels
                     Park, Overland Park, Amending and       International, Inc.
                     KS                   Restating Radisson
                                          License
                                          Agreement dated
                                          April 30, 1997
--------------------------------------------------------------------------------
Marina Hospitality,  Radisson Riverwalk   Radisson License   Radisson Hotels
L.P.                 Hotel, Jacksonville, Agreement dated    International, Inc.
                     FL                   November 27,
                                          1995
--------------------------------------------------------------------------------

                          GOODWIN, PROCTOR & HOAR LLP


The Chase Manhattan Bank
Lenders
June 30, 1999
Page 30

--------------------------------------------------------------------------------

      Entity             Property          Agreement          Franchisor/Third
                                                                    Party
--------------------------------------------------------------------------------

CHC Lease Partners   Radisson Suites      License Ageement   Radisson Hotels
                     Dallas, Dallas, TX   dated October 2,   International, Inc.
                                          1995
--------------------------------------------------------------------------------
PAH RSI, LLC         Radisson Akron,      Agreement          Radisson Hotels
                     Akron, OH            Assigning,         International, Inc.
                                          Amending, and
                                          Restating Radisson
                                          License Agreement
                                          dated July 1, 1997
--------------------------------------------------------------------------------
PAH RSI, LLC         Radisson Beachwood,  Agreement          Radisson Hotels
                     Beachwood, OH        Assigning,         International, Inc.
                                          Amending, and
                                          Restating Radisson
                                          License Agreement
                                          dated July 1, 1997

                                                                       EXHIBIT G

                    FORM OF OFFICER'S SOLVENCY CERTIFICATE

          I, the undersigned, the [Chairman][President][Chief Financial Officer] [Treasurer][Chief Accounting Officer] of Wyndham International, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), do hereby certify on behalf of the Borrower that:

          1. This Certificate is furnished pursuant to Section 4.01(j) of the Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999, among Wyndham International, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto from time to time, Chase Securities Inc. ("CSI"), as Lead Arranger and Book Manager, Bear Stearns Corporate Lending Inc., as Co-Arranger and Syndication Agent, Bankers Trust Company, as Syndication Agent and The Chase Manhattan Bank ("Chase"), as Administrative Agent (such Increasing Rate Note Purchase and Loan Agreement as in effect on the date of this Certificate being called herein the "IRL Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the IRL Agreement.

          2. For purposes of this Certificate, the terms below shall have the following definitions:

     (a)  "Fair Value"

          The amount at which the assets, in their entirety, of each of (i) the Borrower and the Subsidiary Guarantors (taken as a whole) and (ii) the Borrower (on a stand-alone basis) would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

     (b)  "Present Fair Salable Value"

          The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of each of (i) the Borrower and the Subsidiary Guarantors (taken as a whole) and (ii) the Borrower (on a stand-alone basis) are sold with reasonable promptness under normal selling conditions in a current market.

     (c)  "New Financing"

          The indebtedness incurred or to be incurred by the Borrower and the Subsidiary Guarantors under the Loan Documents and all other financing contemplated by the Loan Documents.

     (d)  "Stated Liabilities"

          The recorded liabilities (including Contingent Liabilities that would be recorded in accordance with GAAP consistently applied) of the Borrower and the Subsidiary Guarantors at June 30, 1999, together with
          (i) the net change in long-term debt

                                                                       EXHIBIT G
                                                                          Page 2

          (including current maturities) between June 30, 1999 and the date hereof and (ii) without duplication, the amount of all New Financing.

     (e)  "Contingent Liabilities"

          The maximum estimated amount of liability reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of the Borrower and the Subsidiary Guarantors (exclusive of such Contingent Liabilities to the extent reflected in Stated Liabilities).

     (f) "Will be able to pay its Stated Liabilities, including Contingent Liabilities, as they mature."

          For the period from the date hereof through the stated maturity of all New Financing, each of (i) the Borrower and the Subsidiary Guarantors (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will have sufficient assets and cash flow to pay their respective Stated Liabilities and Contingent Liabilities as those liabilities mature or otherwise become due.

     (g)  "Does not have Unreasonably Small Capital"

          For the period from the date hereof through the stated maturity of all New Financing, each of (i) the Borrower and the Subsidiary Guarantors (taken as a whole) and (ii) the Borrower (on a stand-alone basis), after consummation of all Indebtedness (including the Loans) being incurred or assumed and Liens created by the [Borrower] Subsidiary Guarantors in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern despite moderately negative deviations from the Projections discussed below.

          3. For purposes of this Certificate, I, or officers of the Borrower under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

     (a) I have reviewed the financial statements referred to in Section 3.01 of the IRL Agreement.

     (b)  I have read:

          1. the Loan Documents and the respective Schedules and Exhibits thereto.

     (c)  With respect to Contingent Liabilities, I:

          1. have inquired of certain officials of the Borrower and the Subsidiary Guarantors who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all Contingent Liabilities known to them;

                                                                       EXHIBIT G
                                                                          Page 3

          2. have confirmed with senior officers of the Borrower and the Subsidiary Guarantors that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or Contingent Liabilities made known to me in the course of my inquiry and that (ii) the amounts relating thereto were the estimated amount of liability reasonably likely to result therefrom as of the date hereof;

          3. hereby certify that, to the best of my knowledge, all material Contingent Liabilities have been considered in making the certification set forth in paragraph 4 below, and with respect to each such Contingent Liability the estimated amount of liability reasonably likely to result therefrom was used in making such certification.

     (d) I have made inquiries of certain officers of the Borrower and the Subsidiary Guarantors which have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause each of (i) the Borrower and the Subsidiary Guarantors (taken as whole) or
          (ii) the Borrower (on a stand-alone basis) after giving effect to the financing transactions (including the incurrence of the New Financing), to (x) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Contingent Liabilities; (y) have Unreasonably Small Capital; or (z) not be able to pay its Stated Liabilities and Contingent Liabilities as they mature or otherwise become due.

          4. Based on and subject to the foregoing, I hereby certify on behalf of the Borrower that, after giving effect to the financing transactions (including the New Financing), it is my informed opinion that as of the date hereof (x) the Fair Value and Present Fair Salable Value of the assets of each of (i) the Borrower and the Subsidiary Guarantors (taken as a whole) and
(ii) the Borrower (on a stand-alone basis) exceed their respective Stated Liabilities and Contingent Liabilities; (y) each of (i) the Borrower and the Subsidiary Guarantors (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will not have Unreasonably Small Capital; and (z) each of (i) the Borrower and the Subsidiary Guarantors (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will be able to pay its respective Stated Liabilities and Contingent Liabilities as they mature or otherwise become due.

                                 *     *     *

                                                                       EXHIBIT G
                                                                          Page 4



          IN WITNESS WHEREOF, Wyndham International, Inc. has caused its duly authorized chief accounting officer to execute and deliver this Certificate this day of June, 1999.
-----------

                                        WYNDHAM INTERNATIONAL, INC.



                                        By:
                                            ---------------------------------
                                            Name:
                                            Title: